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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-05371

Russell Investment Funds

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington 98101
(Address of principal executive offices) (Zip code)

Mary Beth R. Albaneze, Secretary and Chief Legal Officer

Russell Investment Funds

1301 2nd Avenue
18th Floor
Seattle, Washington 98101

206-505-4846

______________________________________________

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-787-7354

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 to December 31, 2015

Item 1. Reports to Stockholders

Russell Investment Funds

Russell Investment Funds is
a series investment company
with nine different investment
portfolios referred to as Funds.
These financial statements report
on five of these Funds.

Russell Investment Funds

Annual Report

December 31, 2015

Table of Contents

Russell Investment Funds

Copyright © Russell Investments 2016. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Fund objectives, risks, charges and expenses should be carefully considered before in-
vesting. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell
Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

Fellow Shareholder,

The redeeming aspect of the market volatility in 2015 is its underscoring the importance of shareholders having solid, long-term financial plans, realistic goals, and regular check-ins with personal financial advisors to collaborate on how best to achieve the outcomes that matter most to shareholders. Understanding these outcomes and the tools we need to reach them remains a central focus at Russell Investments.

Staying steady in stormy markets is vital – we see more volatility ahead.

After strong U.S. equity performance in 2014, markets experienced muted returns in 2015. The broad-based Russell
3000® Index was up 0.48% for the year ended December 31, 2015.

Markets collectively sought guidance from a cautious U.S. Federal Reserve (the “Fed”) regarding the timing of the initial interest rate increase. It’s hard to believe the last time the Fed increased the Fed Funds rate was June 2006 – more than nine years ago. Trying to anticipate the initial rate increase and related market impacts was a primary driver of both equity and fixed income returns, not only in the U.S., but globally as well.

The ‘abundance of caution’ evidenced by the Fed mirrored central bank sentiment worldwide to protect the fragility of the hard fought, lengthy, and mainly tepid recovery from the global financial crisis.

The European Central Bank expanded their Quantitative Easing (QE) Program throughout the year as they maintained their contribution to positive economic growth. This stimulus coupled with the anticipation of increasing interest rates in the U.S. contributed to the strengthening U.S. dollar. And in August, China made an unexpected devaluation of its currency to project recalibrated and more modest growth expectations.

U.S. unemployment decreased throughout the year, from 5.6% at the end of December 2014 to 5.0% at the end of December
2015 and the annual inflation rate was 0.7% as of December 2015. The U.S. economy has led the world out of the recession;
as it approaches a more mature stage in its economic cycle, our belief in the primacy of global diversification deepens.

The following pages provide additional insights on the markets and the performance of Russell Investment Funds (RIF) for the fiscal year ending December 31, 2015.

Thank you for your continued trust. All of us at Russell Investments appreciate our duties to help you achieve financial security.

CEO, U.S. Private Client Services

To Our Shareholders 3

Russell Investment Funds

Market Summary as of December 31, 2015 (Unaudited)

U.S. Equity Markets
Broadly measured the Russell 3000® Index, U.S. stocks returned 0.48% for the one year period which is the seventh straight fiscal year ending December 31st that the Russell 3000® Index has finished with a positive absolute return. The
Russell 3000® Index finished with a positive return in six of the fiscal year’s twelve months.

Within U.S. capitalization stocks, the Russell 1000® Growth Index outperformed the Russell 1000® Value Index by 9.50%
over the fiscal year, as stocks with lower valuations (lower price-to-book, price-to-earnings and price-to-cash flow ratios)
lagged significantly. In addition, high dividend yield stocks trailed the broader market. Factors that were rewarded during the fiscal year included lower earnings variability and high forecasted growth. From a sector perspective, consumer staples outperformed the Russell 1000® Index by over 7% and energy trailed the Russell 1000® Index by over 23%. The utilities sector also trailed for the year, specifically electric utilities, which lost approximately 6% relative to the Russell 1000®
Index. Similarly, within U.S. small capitalization stocks, the Russell 2000® Growth Index outperformed the Russell 2000®
Value Index. The fiscal year was led by larger capitalization stocks as the Russell Top 200® Index returned 2.36% compared with the Russell Midcap® Index and the Russell 2000® Index, which returned -2.44% and -4.41%, respectively. Defensive stocks outperformed dynamic stocks across all market capitalization tiers.

In January 2015, U.S. equities got off to a rocky start with lackluster corporate earnings, mixed economic data and volatile oil prices weighing on investor sentiment. One of the more disappointing pieces of macro-economic data was fourth-quarter gross domestic product (“GDP”) growth coming in at an annualized rate of 2.2%, which marked both a big drop from the third-quarter figure (5.0%) and was a shortfall on consensus forecasts. Considering all data inputs, investors sought areas of the market with more perceived safety and yield, causing interest rate sensitive stocks, specifically real estate investment trusts (“REITs”) and utilities, to be significantly bid up in January. In February, there was an unwinding of some of those same interest rate sensitive valuations in the market, most notably within electric utilities. The information about January non-farm payroll growth, which was released in early February, helped to spur a risk-on equity rally as the Russell 3000®
Index finished up 5.79% in February. While the word “patient” with regard to the normalization of U.S. monetary policy was removed from Fed chair Yellen’s statement in March, Yellen declared that this did not mean that the central bank was becoming “impatient.” The central bank chair emphasized that any interest-rate decision remained dependent on “further improvement in the labor market” and on the committee becoming “reasonably confident” of increases in inflation toward its 2.0% target.

The Russell 3000® Index edged up 0.14% from April through June, with a sell-off at the end of the period reversing most of April and May’s gains. Severe winter weather and labor disruptions at major ports had caused a pause in U.S. economic activity in the early part of 2015, however the contraction was less severe than originally reported with the final first-
quarter GDP estimate upwardly revised to -0.2% annualized from -0.7% annualized due to better personal consumption figures. The period ended with uncertainty over another potential Greek bailout dominating the headlines which in part, contributed to the selloff in equities in June.

During the third quarter, the Russell 3000® Index declined 7.25%. The severe selloff in U.S. and global equity markets was driven in part by China’s currency devaluation and concerns over slowing global economic growth. Heightened levels of market volatility led defensive stocks to outperform dynamic stocks at all market capitalization levels. In the
Fed’s September meeting, a decision was made to keep interest rates unchanged. Chair Yellen stated that, despite recent international developments, domestically “the economy has been performing well, and we expect it to continue to do
so.” At the time, second-quarter GDP growth had been revised upwards to 3.7%, and was later revised higher to 3.9%.
Unemployment declined to 5.1% for August, its lowest level in seven years, assisted by a decline in the participation rate.
However, non-farm payroll growth missed expectations at +173,000 in August, following upwardly revised readings for
June (+245,000) and July (+223,000).

The Russell 3000® Index closed out 2015 on a strong note returning 6.27% for the fourth quarter. Most of the positive return for the quarter came in October with the Russell 3000® Index returning 7.90%. In early November, non-farm payroll

4 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2015, continued — (Unaudited)

growth for October was reported significantly above consensus at +271,000. This caused certain industries that may benefit from rising interest rates to react favorably, most notably banks, which outperformed the Russell 3000® Index by over
3.60% in November. Leveraged industries that are seen as bond substitutes due to high dividend yields, such as electric utilities and REITs, underperformed the Russell 3000® Index by 2.15% and 0.75%, respectively. In mid-December the
Fed raised short term interest rates for the first time since the financial crisis signalling the beginning of the end for the central bank’s stimulus program. There was not a significant market reaction in December when the Fed raised rates because the increase was mostly priced in by the market once the positive non-farm payroll growth report was released in November signally a high probability of a raise in December. Fed officials emphasized that they intend to raise rates gradually, and only if economic growth continues. Chair Yellen stated that, despite recent international developments, domestically “the economy has been performing well, and we expect it to continue to do so.”

Non-U.S. Developed Equity Markets
For the fiscal year ended December 31, 2015, the non-U.S. equity market, as measured by the Russell Developed ex-U.S.
Large Cap Index (the “Index”), was down 2.6%.

After a relatively strong first half of the period, which saw the Index return 4.5%, the second half the period experienced a large sell-off during which the Index dropped by 6.7%.

The major market drivers for non-U.S. markets for most of the fiscal year were the economic weakness and market sell-off in
China and the uncertainty around the Federal Reserve (“Fed”) interest rate hike. In August 2015, the Chinese government and the People’s Bank of China attempted to stem equity market losses and shore up confidence in the economy by devaluing the Renminbi. This action could not contain the market turmoil, which in turn drove major emerging markets and currencies lower. Uncertainty around the Fed’s interest rate hike drove non-U.S. market volatility through much of the fiscal year, however, in December, the Fed determined to raise interest rates for the first time in almost a decade. This action was widely anticipated by non-U.S. markets and had little market impact upon announcement. In December, the
European Central Bank extended its bond repurchase program by six months to March 2017, continuing the purchases at a rate of €60 billion a month. After the announcement, European stocks fell sharply as markets were expecting an increase in bond purchases.

Japan was the stand out market over the period, while Europe ex-UK was almost flat for the year. Both Japan and Europe benefited from accommodative policies and cheaper valuations. Slightly better than expected earnings results in Europe, coupled with the European Central Bank’s willingness to continue with quantitative easing and the renewed bailout deal with Greece during the second part of the fiscal year, brought a degree of harmony in Europe. High levels of central bank liquidity leading to ultra-low returns on bonds pushed investors towards equities in Japan. Broadly, performance in commodity heavy economies like Canada and Australia lagged significantly due to a demand slowdown, particularly from
China.

Commodity driven sectors, particularly energy and materials, were the worst hit in the fiscal year ended December 31,
2015 as oil prices tumbled to the lowest levels since 2009 and a demand slowdown in emerging markets caused commodity prices to plunge significantly. Defensive sectors, led by consumer staples and healthcare, held up well as uncertainty about global economic growth prevailed throughout the fiscal year.

In terms of factor returns, growth significantly outperformed value and small/mid-capitalization stocks modestly outperformed large capitalization stocks during the fiscal year. Stocks with lower leverage and high momentum held up well amid the market volatility.

Market Summary 5

Russell Investment Funds

Market Summary as of December 31, 2015, continued — (Unaudited)

Emerging Markets
The Russell Emerging Markets Index, as measured in U.S. dollar terms (the “Index”) lost 12.8% over the fiscal year ended
December 31, 2015. In what was a difficult year for the emerging markets asset class, macroeconomic events continued to impact emerging market equities against a backdrop of interest rate uncertainty and geopolitical headwinds.

In the first quarter of 2015, emerging markets made a positive start to the year, with the Index returning 2.1%. The prospect of sustained loose central bank policy outside the U.S. was a tailwind to emerging markets. In addition, the U.S. Federal
Reserve’s increased flexibility regarding the timing of an interest rate rise helped sustain a lower rate outlook in the U.S.
which, in turn, helped to increase investor appetite for riskier emerging markets investments. In contrast, dollar strength negatively impacted several countries’ returns, with considerable disparity between them. Asia was the best-performing region. Chinese markets had another strong quarter, ending 5.6% higher as measured by the Index. India was up 5.3%
for the quarter despite slipping in March. Buoyed by the country’s improving prospects, including cheaper oil improving the country’s balance of payments, India’s central bank twice unexpectedly cut interest rates. Rate-cutting also helped
South Korea’s market outperform (5.0%), while Taiwan (4.0%), Thailand (2.1%) and Indonesia (1.3%) also ended in positive territory. Meanwhile, Russia went from being the Index’s worst-performer in the fourth quarter of 2014 to the best-
performing country. The market climbed 20.6%, predominantly driven by a rebound in the rouble, while less volatility in oil prices and a ceasefire agreement in Ukraine also aided market sentiment. In contrast, Greece slumped 21.5% over a volatile quarter. Debt repayment negotiations between the newly-elected Syriza government and “troika” of the European
Union, the European Central Bank and the International Monetary Fund wildly fluctuated. Brazil maintained its slide with a further 15.2% fall as the real continued to plummet. Within the Index, the health care sector recorded the highest gains.
The energy sector rebounded, while utilities ended behind its sector counterparts.

In the second quarter of 2015, the Index returned 1.7%. A weakening of the U.S. dollar and the sustained equity rally in China drove a significantly strong start. However, the Chinese equity surge sharply reversed towards the end of the quarter which weighed on the broader Index. Additionally, positive U.S. economic data and Federal Reserve statements strengthened the case for at least one U.S. interest rate rise later this year, which dampened investor appetite for riskier emerging markets investments. China (8.1%) remained one of the strongest performing regions over the quarter despite experiencing erratic movements in the latter part of the period. The increase was a contrast to the country’s disappointing economic data. Notably, urban investment, retail sales and industrial output data was weak while consumer price inflation moved further away from the central bank’s target. Russia (8.0%), Brazil (6.3%), Greece (6.0%) and Colombia (3.6%) were other notable countries that outperformed despite also experiencing sharp sell-offs during the quarter. The rouble, real and euro all appreciated against the U.S. dollar. Select Asian markets were the worst performers over the quarter, with
Indonesia being the worst performing country within the Index (-14.1%) despite gaining ground in June. In Indonesia, exports continued to disappoint while first-quarter gross domestic product (“GDP”) also missed estimates. Malaysia slipped
7.2% as exports contracted more steeply than expected. Thailand declined 3.4% as the country remained in deflation.
Meanwhile in India (-3.1%), the central bank cut its lending rate as expected to 7.25% in an effort to increase investment.
South Korea marginally underperformed the Index return (-0.3%) as trade numbers remained negative. Taiwan finished flat with the benchmark (0.1%). Within the Index, the energy and health care sectors outperformed. Technology was the only sector to decline over the quarter.

In the third quarter of 2015, the Index slumped 18.1% in the worst quarter for emerging markets equities in four years.
China’s growth slowdown caused significant volatility, while the strong U.S. dollar and instability in commodity markets weighed on investor sentiment. The market sell-off slowed in September, however, as emerging markets edged slightly higher following the U.S. Federal Reserve’s decision to keep interest rates steady. China (-23.9%) dragged down the Index return despite attempts by the government and central bank to stem the sliding bear market. The PBoC twice unexpectedly lowered its currency fix against the U.S. dollar, which caused nearly all emerging markets currencies to depreciate. Investors remained concerned about a “hard landing” for the economy. Industrial production, urban investments, house prices and retail sales figures confirmed that the domestic economy continued to slow. In addition, Brazil was the weakest-performing

6 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2015, continued — (Unaudited)

country over the quarter, slumping 33.6% with the real falling 21.5%, as a result of factors such as the commodity sell-off, a struggling economy and political corruption. Investors were increasingly concerned about Brazil’s economic ties to China.
Elsewhere in Latin America, oil exporter Colombia slipped 22.5% and metal exporter Peru declined 26.4%. Countries with large current account deficits sold-off over the quarter, including Turkey (-19.5%), South Africa (-18.3%) and, to a lesser extent, Indonesia (-24.8%). Mexico ended 10.9% lower. Russia (-13.2%) outperformed the broader Index return despite a
15.7% depreciation of the ruble over the period. In South Korea (-11.8%), second-quarter GDP slowed over the previous quarter. In Thailand (-15.9%), inflation continued to decline. In Taiwan (-16.5%), a growth slowdown and weak price pressures forced the central bank to unexpectedly cut interest rates to 1.75%. Malaysia decreased 17.5% as the ringgit depreciated 14.6% against the U.S. dollar. Eastern Europe was the best-performing region, including the Czech Republic
(-2.7%), Hungary (-3.6%) and Poland (-9.4%). All sectors declined in absolute terms. On a relative basis, financials and energy lagged behind, while safer haven sectors including consumer staples outperformed.

The fourth quarter of 2015 was positive for emerging markets with the Index up 2.6%. Nevertheless, it was quite volatile with the Index up 7.9% in October before giving back most of its gains in November and December. The sell-off in the third quarter, driven by China concerns, reversed course in October. China’s economy reported an expansion as services grew and
GDP came in slightly higher than expected. Emerging markets flows turned positive as well. U.S. interest rates appeared stable, which added stability to the asset class. However, fortunes reversed as the U.S. Federal Reserve hiked interest rates later in the quarter which contributed to a downturn in emerging markets as investors’ risk appetite decreased. In addition, the price of oil slumped. Brent crude ended the year at $37, down from $48. This had a negative impact on oil-exporting countries such as Russia, which experienced a sizeable sell-off. Brazil was also highly volatile during the quarter, as it seemed to be in recovery for much of the quarter only to experience a steep drop in December. Fitch downgraded Brazil’s credit rating to junk and finance minister Joaquim Levy resigned his office. Currency was also a headwind for emerging markets over the quarter, as the ruble and rand depreciated by more than 10% relative to the dollar.

U.S./Global Fixed Income Markets
The fiscal year ended December 31, 2015 was characterized by slowing global growth and commodity price weakness.
Overall, this was modestly positive for fixed income assets, as yields fell, particularly among sovereign bonds. On the other hand, credit sectors, primarily within the U.S., were challenged in this environment. Corporate bonds saw some of the largest drawdowns as sharply reduced commodity prices (oil in particular), weakening earnings growth and elevated new issuance weighed on returns. A key indicator of global fixed income performance, the Barclays Global Aggregate Index, returned 1.02% for the fiscal year, in U.S. dollar -hedged terms, as yields fell and spreads widened modestly during a fiscal year where growth fell somewhat short of expectations.

Regionally, Europe outperformed the U.S., bolstered by the launch, and subsequent increase, of a relatively aggressive quantitative easing program and generally lower exposure to commodity-related sectors, particularly energy. The Barclays
Pan-European Aggregate Index returned 1.04% during the period (in U.S. dollar -hedged terms), led by Swiss and northern
European sovereigns, reflecting more accommodative central bank policy, pervasive low inflation/deflation in the region and the economies’ “safe haven” status. The U.S., in comparison, returned 0.55% during the fiscal year, as measured by the Barclays Aggregate Index, as U.S. Treasury yields fell less sharply and U.S. corporate credit underperformed European corporate credit, largely due to greater exposure to falling commodity prices. Canadian and Asian sovereign bonds were the strongest performers over the year, as declining energy prices, a slowdown in Asia and a return to recession in Japan pushed yields lower.

In the U.S., economic data remained broadly positive, with solid nonfarm payroll gains and a steady decline in the unemployment rate to just above 5% even by fiscal year-end, a level near long-term lows. Gross domestic product growth slowed modestly from earlier in the recovery, but held in around the 1.50%-2.50% range, on average, during the fiscal year. Inflation and wage growth were positive, albeit somewhat weak, driven partially by sharply lower commodity prices
(including a 58% drop in oil prices during the first quarter of the fiscal year). Combined with global growth headwinds,

Market Summary 7

Russell Investment Funds

Market Summary as of December 31, 2015, continued — (Unaudited)

these were significant contributors to the U.S. Federal Reserve’s decisions, in successive meetings, not to raise interest rates, and pushing out of rate hike timing expectations drove yields lower during the period, bolstering U.S. Treasury returns. It took until December for the Fed to finally begin tightening, which was increasingly anticipated by the market through the fourth quarter and resulted in a partial upward reversal in yields and a flatter curve by fiscal year-end.

The story was quite different in Europe, where uncertainty over the future of Greece’s debt position and potential bailout captured headline risk and drove market volatility early in the fiscal year. This, combined with the European Central
Bank’s (“ECB”) launch of an unexpectedly aggressive quantitative easing program, saw yields among “core” European sovereign bonds fall markedly. Peripheral spreads also tightened later on as a Greek bailout agreement was eventually reached and as the ECB ramped-up their stimulus later in the year. Emerging markets experienced a meaningful, and relatively broad-based, slowdown in growth during the fiscal year, contributing to the sharp decline in commodity prices.
China and Brazil were most notable. A slowdown in China’s manufacturing and trade sectors rattled markets despite successive moves to ease monetary policy and credit conditions. Attempts by China to manage the transition to lower growth and a more open currency market exacerbated the market’s uncertainty surrounding future growth. In Brazil, growth continued to disappoint, as it has for the past few years, contracting by 2.60% in the second calendar quarter of 2015, alongside a quickly deteriorating fiscal position, accelerating inflation and political scandal surrounding Petrobras, the state-owned energy giant.

Strong new issuance volumes characterized most credit sectors, particularly in the U.S., over the fiscal year, in both corporate and securitized markets. Overall, corporate credit detracted modestly (the Barclays Global Aggregate Corporate
Index returned 0.05% below equivalent-duration Treasuries). Industrials underperformed significantly, particularly commodity-related industries, which have greater representation within the U.S. Performance among securitized assets (as measured by the Barclays Global Aggregate Securitized Index) was more mixed, with residential mortgages underperforming equivalent-duration U.S. Treasuries by 0.05% and commercial mortgages underperforming equivalent-
duration U.S. Treasuries by 0.28%. Asset-backed securities, in contrast, outperformed equivalent-duration U.S. Treasuries by 0.44%.High yield corporate credit was among the worst-performing segments of the market (the Barclays Global High
Yield Index returned 1.89% below equivalent-duration U.S. Treasuries), due in large part to the strong sell-off among U.S.
energy companies as the price of oil fell sharply and stayed low, significantly raising the likelihood of defaults across the sector. Rising illiquidity concerns also drove losses, exacerbated by the distress of a handful of particularly aggressive asset managers in the space.

Emerging market (EM) debt underperformed developed markets (the Barclays EM Hard Currency Aggregate Index, returned 0.18%) given the slowdown among EM countries and particular concern surrounding China and Brazil. However, following years spent worrying about the impact of Fed tightening on EM growth, the market took the December hike in stride, likely breathing a collective sigh of relief that it had not been under worse circumstances. Local currency EM bonds (those issued in the issuing country’s own currency), in contrast, saw much larger declines (the Barclays EM Local
Currency Government Index returned -10.38%) as currencies in particular were hit by both the slowdown in emerging market growth and the broader U.S. Dollar rally that occurred during the fiscal year.

8 Market Summary

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Russell Investment Funds
Multi-Style Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2015 (Unaudited)

Multi-Style Equity Fund			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	1.11%		1 Year	0.92%
5 Years	11.32	%§	5 Years	12.44	%§
10 Years	6.82	%§	10 Years	7.40	%§

10 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

The Multi-Style Equity Fund (the “Fund”) employs a multi-	The Fund’s stock selection within the energy sector (underweights
manager approach whereby portions of the Fund are allocated to	to Kinder Morgan, Inc. and Conoco Phillips) was beneficial. The
different money manager strategies. Fund assets not allocated	Fund’s underweight to the utilities sector and overweight to the
to money managers are managed by Russell Investment	health care sector also contributed positively to benchmark-
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	relative performance. Factor exposures were mixed, as an
may change the allocation of the Fund’s assets among money	overweight to stocks with the lowest valuation ratios detracted,
managers at any time. An exemptive order from the Securities	while an underweight to mid cap stocks was rewarded.
and Exchange Commission (“SEC”) permits RIMCo to engage	The Fund employs discretionary money managers. The Fund’s
or terminate a money manager at any time, subject to approval	discretionary money managers select the individual portfolio
by the Fund’s Board, without a shareholder vote. Pursuant to the	securities for the assets assigned to them. Fund assets not
terms of the exemptive order, the Fund is required to notify its	allocated to discretionary money managers include the Fund’s
shareholders within 90 days of when a money manager begins	liquidity reserves and assets which may be managed directly
providing services. As of December 31, 2015, the Fund had six	by RIMCo to effect the Fund’s investment strategies and/or to
money managers.	actively manage the Fund’s overall exposures by investing in
What is the Fund’s investment objective?	securities or other instruments that RIMCo believes will achieve
The Fund seeks to provide long term capital growth.	the desired risk/return profile for the Fund.
With respect to certain of the Fund’s money managers, Sustainable
How did the Fund perform relative to its benchmark for the	Growth Advisers, LP (“Sustainable”) was the best performing
fiscal year ended December 31, 2015?	manager for the period and outperformed the Russell 1000®
For the fiscal year ended December 31, 2015, the Fund gained	Growth Index. Stock selection was the primary source of positive
1.11%. This is compared to the Fund’s benchmark, the Russell	benchmark-relative return, specifically within the consumer
1000® Index, which gained 0.92% during the same period. The	discretionary sector (an overweight to Amazon, Inc. and Starbucks
Fund’s performance includes operating expenses, whereas index	Corporation was beneficial). Sustainable’s tilt toward stocks with
returns are unmanaged and do not include expenses of any kind.	high forecasted growth and away from stocks with high earnings
For the fiscal year ended December 31, 2015, the Morningstar	variability was rewarded. An overweight to the energy sector held
Insurance Large blend, a group of funds that Morningstar	back relative performance as energy trailed during the fiscal year.
considers to have investment strategies similar to those of the	Columbus Circle Investors (“Columbus Circle”) did not add
Fund, lost 0.50%. This result serves as a peer comparison and is	value relative to its benchmark, slightly underperforming the
expressed net of operating expenses.	Russell 1000® Growth Index. Stock selection within the financial
RIMCo may assign a money manager a specific style or	services sector (an overweight to Morgan Stanley and Discover
capitalization benchmark other than the Fund’s index. However,	Financial Services) and within the materials & processing sector
the Fund’s primary index remains the benchmark for the Fund	(an overweight to PPG Industries, Inc.) held back benchmark-
and is representative of the aggregate of each money manager’s	relative performance. Factor exposures were mixed, specifically a
benchmark index.	tilt toward high earnings variability detracted, while a tilt toward stocks with high forecasted growth was beneficial. An overweight
How did the market conditions described in the Market	to the consumer discretionary sector and an underweight to the
Summary report affect the Fund’s performance?	producer durables sector were beneficial.
During the fiscal year, the U.S. large capitalization equity market
produced a slightly positive return. Relevant Fund exposures	RIMCo manages a positioning strategy for the Fund that is a
included a tilt toward stocks with the lowest valuation ratios	replication of the Russell Top 200® Defensive™ Index. The
(lowest price-to-book ratios) and away from mid cap and electric	Russell Top 200® Defensive™ Index consists of the largest
utility stocks. Growth stocks significantly outperformed value	Russell 1000® Defensive Index stocks. The strategy is designed to
stocks within the Russell 1000® Index, detracting from the Fund’s	help control the Fund’s above-benchmark beta (beta is a measure
benchmark-relative performance. However, the Fund’s tilt toward	of a portfolio’s volatility and its sensitivity to the direction of
health care stocks and tilts away from mid cap and electric utility	the market) and volatility exposures that may come from the
stocks were beneficial.	money managers’ portfolios. The positioning strategy’s targeted exposures were rewarded over the period, with the Russell Top
How did the investment strategies and techniques employed	200® Defensive™ Index outperforming the Russell 1000® Index.
by the Fund and its money managers affect its benchmark-
relative performance?

Multi-Style Equity Fund 11

Russell Investment Funds
Multi-Style Equity Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

During the period, RIMCo used index futures contracts to equitize		The views expressed in this report reflect those of the portfolio
the Fund’s cash. The decision to equitize the Fund’s cash was		managers only through the end of the period covered by
moderately beneficial to Fund performance for the fiscal year as		the report. These views do not necessarily represent the
the market had a slightly positive absolute return.		views of RIMCo, or any other person in RIMCo or any other
affiliated organization. These views are subject to change
Describe any changes to the Fund’s structure or the money		at any time based upon market conditions or other events,
manager line-up.		and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on
In December 2015 a portion of the Fund assets was transitioned		as investment advice and, because investment decisions
in anticipation of a money manager change in early January 2016.		for a Russell Investment Funds (“RIF”) Fund are based on
numerous factors, should not be relied on as an indication
Money Managers as of December 31,		of investment decisions of any RIF Fund.
2015	Styles
Columbus Circle Investors	Growth
Institutional Capital LLC	Value
Jacobs Levy Equity Management, Inc.	Value
Mar Vista Investment Partners, LLC	Market-Oriented
Suffolk Capital Management LLC	Market-Oriented
Sustainable Growth Advisers, LP	Growth

* Assumes initial investment on January 1, 2006.

** The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.

12 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Shareholder Expense Example — December 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2015 to December 31, 2015.	July 1, 2015	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2015	$986.60	$1,021.02
The information in the table under the heading “Actual	Expenses Paid During Period*	$4.16	$4.23
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.83%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Multi-Style Equity Fund 13

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 95.0%			Sysco Corp.	23,100	947
Consumer Discretionary - 12.9%			Unilever NV	59,134	2,562
Advance Auto Parts, Inc.	8,014	1,206	Whole Foods Market, Inc.	46,110	1,545
Amazon.com, Inc.(Æ)	8,185	5,533			26,936
Carnival Corp.	26,100	1,422
CBS Corp. Class B	13,008	613	Energy - 6.2%
Comcast Corp. Class A(Æ)	25,148	1,419	Anadarko Petroleum Corp.	8,502	413
Costco Wholesale Corp.	1,042	168	BP PLC - ADR	26,850	839
Delphi Automotive PLC	10,328	885	Chevron Corp.	4,467	402
DISH Network Corp. Class A(Æ)	7,800	446	Concho Resources, Inc.(Æ)	6,080	565
Estee Lauder Cos., Inc. (The) Class A	376	33	ConocoPhillips	23,855	1,114
Ford Motor Co.	120,300	1,695	Core Laboratories NV	30,304	3,295
Gap, Inc. (The)	36,630	905	EOG Resources, Inc.	5,917	419
General Motors Co.	55,700	1,894	Exxon Mobil Corp.	79,525	6,198
Hilton Worldwide Holdings, Inc.	24,654	528	FMC Technologies, Inc.(Æ)	9,100	264
Home Depot, Inc.	3,075	407	HollyFrontier Corp.	12,700	507
L Brands, Inc.(Æ)	8,170	783	Marathon Petroleum Corp.	26,900	1,394
Lennar Corp. Class A	28,120	1,375	Newfield Exploration Co.(Æ)	12,860	419
Liberty Global PLC Class C(Æ)	36,391	1,484	Occidental Petroleum Corp.	20,450	1,383
Liberty Global PLC LiLAC(Æ)	22,276	958	PBF Energy, Inc. Class A	6,100	225
Lowe's Cos., Inc.	27,757	2,111	Phillips 66(Æ)	39,750	3,251
McDonald's Corp.	5,034	594	Schlumberger, Ltd.	68,021	4,745
Netflix, Inc.(Æ)	3,396	388	Spectra Energy Corp.	78	2
Newell Rubbermaid, Inc.	19,987	881	Tesoro Corp.	7,700	811
News Corp. Class A	47,200	631	Valero Energy Corp.	26,300	1,860
Nike, Inc. Class B	54,828	3,427			28,106
O'Reilly Automotive, Inc.(Æ)	4,441	1,125
Priceline Group, Inc. (The)(Æ)	2,344	2,988	Financial Services - 21.6%
PVH Corp.	9,488	699	ACE, Ltd.	769	90
Royal Caribbean Cruises, Ltd.	26,796	2,712	Aflac, Inc.	6,346	380
Starbucks Corp.	66,525	3,993	Allstate Corp. (The)	22,219	1,380
Target Corp.	46,501	3,377	Ally Financial, Inc.(Æ)	37,400	697
Time Warner, Inc.	34,239	2,215	American Express Co.	50,371	3,504
TJX Cos., Inc.	55,229	3,916	American Tower Corp.(ö)	43,487	4,216
Ulta Salon Cosmetics & Fragrance, Inc.(Æ)	6,185	1,144	Ameriprise Financial, Inc.	6,910	735
Under Armour, Inc. Class A(Æ)	6,422	518	Arch Capital Group, Ltd.(Æ)	12,700	886
VF Corp.	801	50	Bank of America Corp.	241,481	4,063
Viacom, Inc. Class B	106	4	Bank of New York Mellon Corp. (The)	41,636	1,717
Wal-Mart Stores, Inc.	52,759	3,234	BB&T Corp.	1,617	61
Walt Disney Co. (The)	18,910	1,987	Berkshire Hathaway, Inc. Class B(Æ)	37,797	4,990
Whirlpool Corp.	4,550	668	BlackRock, Inc. Class A	4,238	1,443
Yum! Brands, Inc.	315	23	Boston Properties, Inc.(ö)	5,650	721
		58,439	Capital One Financial Corp.	40,706	2,938
			Charles Schwab Corp. (The)	19,300	636
Consumer Staples - 5.9%			Chubb Corp. (The)	550	73
Altria Group, Inc.	45,423	2,644	Citigroup, Inc.	54,338	2,812
Archer-Daniels-Midland Co.	90	3	Citizens Financial Group, Inc.	48,400	1,268
Bunge, Ltd.	10,900	744	Comerica, Inc.	23,800	996
Coca-Cola Co. (The)	9,315	400	Discover Financial Services	41,384	2,219
Colgate-Palmolive Co.	28,948	1,929	E*Trade Financial Corp.(Æ)	19,000	563
Constellation Brands, Inc. Class A	5,462	778	Equinix, Inc.(ö)	5,679	1,717
CVS Health Corp.	2,663	260	Equity Residential(ö)	364	30
General Mills, Inc.	1,393	80	FleetCor Technologies, Inc.(Æ)	16,538	2,363
Kimberly-Clark Corp.	858	109	Four Corners Property Trust, Inc.(Æ)	5,366	130
Kroger Co. (The)	1,692	71	Franklin Resources, Inc.	15,206	560
Molson Coors Brewing Co. Class B	4,396	413	Hartford Financial Services Group, Inc.	13,878	603
Mondelez International, Inc. Class A	153,598	6,888	Intercontinental Exchange, Inc.	3,910	1,002
PepsiCo, Inc.	34,042	3,401	JPMorgan Chase & Co.	54,353	3,589
Philip Morris International, Inc.	31,860	2,801	KeyCorp	143,130	1,888
Procter & Gamble Co. (The)	15,999	1,271	Lincoln National Corp.	14,500	729
Reynolds American, Inc.	1,959	90	Loews Corp.	47,490	1,824

See accompanying notes which are an integral part of the financial statements.

14 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Markel Corp.(Æ)	4,000	3,533	Regeneron Pharmaceuticals, Inc.(Æ)	2,488	1,351
Marsh & McLennan Cos., Inc.	1,284	71	St. Jude Medical, Inc.	24,686	1,525
MasterCard, Inc. Class A	24,811	2,415	Stryker Corp.	13,209	1,227
McGraw Hill Financial, Inc.	6,674	658	Thermo Fisher Scientific, Inc.	8,573	1,216
Northern Trust Corp.	17,900	1,290	UnitedHealth Group, Inc.	14,553	1,712
PayPal Holdings, Inc.(Æ)	10,800	391	Valeant Pharmaceuticals International, Inc.
PNC Financial Services Group, Inc. (The)	25,831	2,461	(Æ)	8,527	867
Principal Financial Group, Inc.	23,400	1,053	Zimmer Biomet Holdings, Inc.	15,699	1,611
Prudential Financial, Inc.	30,201	2,458			67,273
Public Storage(ö)	342	85
Raymond James Financial, Inc.	12,500	725	Materials and Processing - 3.5%
Regions Financial Corp.	204,769	1,966	Air Products & Chemicals, Inc.	381	50
Reinsurance Group of America, Inc. Class A	8,834	756	CRH PLC - ADR	64,790	1,867
Santander Consumer USA Holdings, Inc.(Æ)	10,600	168	Dow Chemical Co. (The)	31,593	1,626
Signature Bank(Æ)	2,560	393	Ecolab, Inc.	39,999	4,576
Simon Property Group, Inc.(ö)	586	114	Hexcel Corp.	13,592	631
State Street Corp.	68,690	4,559	International Paper Co.	22,590	852
SunTrust Banks, Inc.	31,400	1,345	Masco Corp.	18,000	509
Synchrony Financial(Æ)	62,994	1,916	Monsanto Co.	12,957	1,277
TD Ameritrade Holding Corp.	10,700	371	PPG Industries, Inc.	14,360	1,419
Thomson Reuters Corp.	727	28	Praxair, Inc.	13,013	1,332
Travelers Cos., Inc. (The)	14,973	1,690	Precision Castparts Corp.	6,180	1,434
US Bancorp	79,263	3,382	Rio Tinto PLC - ADR	14,490	422
Visa, Inc. Class A	73,799	5,723			15,995
Voya Financial, Inc.	27,300	1,008
Wells Fargo & Co.	159,511	8,669	Producer Durables - 10.2%
Western Alliance Bancorp(Æ)	7,200	258	3M Co.	1,509	227
		98,309	Accenture PLC Class A	1,479	155
			Automatic Data Processing, Inc.	22,129	1,874
Health Care - 14.8%			B/E Aerospace, Inc.	33,325	1,412
Abbott Laboratories	47,335	2,126	Boeing Co. (The)	753	109
Aetna, Inc.	13,960	1,509	CSX Corp.	35,056	910
Alexion Pharmaceuticals, Inc.(Æ)	3,361	641	Cummins, Inc.	339	30
Allergan PLC(Æ)	17,535	5,479	Danaher Corp.	1,421	132
AmerisourceBergen Corp. Class A	4,323	448	Deere & Co.	135	10
Amgen, Inc.	14,994	2,434	Delta Air Lines, Inc.	19,320	979
Anthem, Inc.	10,066	1,404	Emerson Electric Co.	1,190	57
Baxalta, Inc.	1,272	50	FedEx Corp.	14,894	2,220
Baxter International, Inc.	1,272	49	General Dynamics Corp.	9,026	1,240
Becton Dickinson and Co.	388	60	General Electric Co.	68,694	2,140
Biogen, Inc.(Æ)	115	35	Honeywell International, Inc.	53,034	5,492
Bristol-Myers Squibb Co.	23,550	1,620	Illinois Tool Works, Inc.	701	65
Cardinal Health, Inc.	31,756	2,835	Kansas City Southern	27,685	2,067
Celgene Corp.(Æ)	6,360	762	KBR, Inc.	27,000	457
Cerner Corp.(Æ)	29,510	1,776	Lexmark International, Inc. Class A	8,628	280
Cigna Corp.	6,389	934	Lockheed Martin Corp.	7,198	1,564
DexCom, Inc.(Æ)	4,331	355	Mettler-Toledo International, Inc.(Æ)	9,291	3,151
Edwards Lifesciences Corp.(Æ)	10,840	856	Norfolk Southern Corp.	9,825	832
Eli Lilly & Co.	10,318	870	Northrop Grumman Corp.	9,613	1,815
Express Scripts Holding Co.(Æ)	1,348	117	Raytheon Co.	42,432	5,284
Gilead Sciences, Inc.	17,313	1,752	Sensata Technologies Holding NV(Æ)	35,464	1,633
HCA Holdings, Inc.(Æ)	13,000	879	Southwest Airlines Co.	44,120	1,900
Intuitive Surgical, Inc.(Æ)	907	495	Stanley Black & Decker, Inc.	22,194	2,369
Johnson & Johnson	96,880	9,951	Textron, Inc.	26,100	1,096
McKesson Corp.	4,606	908	TransDigm Group, Inc.(Æ)	12,320	2,815
Medtronic PLC	51,475	3,960	Union Pacific Corp.	2,069	162
Merck & Co., Inc.	105,271	5,561	United Continental Holdings, Inc.(Æ)	15,365	880
Mylan NV(Æ)	19,779	1,069	United Parcel Service, Inc. Class B	1,670	161
Pfizer, Inc.	239,416	7,729	United Technologies Corp.	10,168	976
Qiagen NV(Æ)	39,800	1,100	Verisk Analytics, Inc. Class A(Æ)	13,400	1,030

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 15

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($) or	Value		Amount ($) or		Value
	Shares	$		Shares		$
Waste Management, Inc.	471	25	Sempra Energy	12,620		1,186
Xylem, Inc.	25,683	937	Southern Co. (The)	1,765		83
		46,486	Verizon Communications, Inc.	72,814		3,365
						18,547
Technology - 15.8%
Activision Blizzard, Inc.	16,067	622	Total Common Stocks
Adobe Systems, Inc.(Æ)	26,793	2,517	(cost $374,532)			431,633
Alibaba Group Holding, Ltd. - ADR(Æ)	12,379	1,006
Alphabet, Inc. Class A(Æ)	3,327	2,588	Short-Term Investments - 4.2%
Alphabet, Inc. Class C(Æ)	8,296	6,295	Russell U.S. Cash Management Fund	19,042,819	(8)	19,043
Apple, Inc.	70,253	7,395	Total Short-Term Investments
ARM Holdings PLC - ADR	38,856	1,758	(cost $19,043)			19,043
Arrow Electronics, Inc.(Æ)	3,000	163
Avago Technologies, Ltd. Class A	9,706	1,409	Total Investments 99.2%
Avnet, Inc.	13,580	582	(identified cost $393,575)			450,676
Cisco Systems, Inc.	109,341	2,969
Cognizant Technology Solutions Corp. Class			Other Assets and Liabilities, Net
A(Æ)	662	40	- 0.8%			3,665
Facebook, Inc. Class A(Æ)	46,282	4,843	Net Assets - 100.0%			454,341
Harris Corp.	10,595	921
Hewlett Packard Enterprise Co.(Æ)	65,793	1,000
Ingram Micro, Inc. Class A	22,000	668
Intel Corp.	169,026	5,823
International Business Machines Corp.	12,249	1,686
Intuit, Inc.	21,456	2,071
Juniper Networks, Inc.	38,500	1,063
Lam Research Corp.	7,717	613
LinkedIn Corp. Class A(Æ)	2,360	531
Marvell Technology Group, Ltd.	75,600	667
Microsoft Corp.	106,579	5,913
NetApp, Inc.	24,100	639
NETGEAR, Inc.(Æ)	5,500	231
NXP Semiconductors NV(Æ)	19,849	1,672
ON Semiconductor Corp.(Æ)	14,100	138
Oracle Corp.	132,770	4,849
Palo Alto Networks, Inc.(Æ)	2,927	516
Polycom, Inc.(Æ)	13,100	165
QUALCOMM, Inc.	12,059	603
Red Hat, Inc.(Æ)	24,515	2,030
Salesforce.com, Inc.(Æ)	18,086	1,418
SAP SE - ADR	12,948	1,024
ServiceNow, Inc.(Æ)	7,707	667
Splunk, Inc.(Æ)	6,857	403
Symantec Corp.	57,000	1,197
Synopsys, Inc.(Æ)	23,900	1,090
Tableau Software, Inc. Class A(Æ)	4,861	458
Texas Instruments, Inc.	2,462	135
Western Digital Corp.	13,200	793
Zynga, Inc. Class A(Æ)	138,400	371
		71,542

Utilities - 4.1%
American Electric Power Co., Inc.	25,454	1,484
AT&T, Inc.	176,028	6,056
Dominion Resources, Inc.	437	30
Duke Energy Corp.	1,411	101
Entergy Corp.	34,780	2,377
Exelon Corp.	36,784	1,022
NextEra Energy, Inc.	16,446	1,708
PG&E Corp.	21,330	1,135

See accompanying notes which are an integral part of the financial statements.

16 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of	Notional			Expiration	(Depreciation)
		Contracts	Amount			Date	$
Long Positions
Russell 1000 Mini Index Futures		123	USD	13,887		03/16	119
S&P 500 E-Mini Index Futures		90	USD		9,159	03/16	7
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							126

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3			Total	% of Net Assets
Common Stocks
Consumer Discretionary	$58,439	$—		$—		$58,439	12.9
Consumer Staples	26,936	—		—		26,936	5.9
Energy	28,106	—		—		28,106	6.2
Financial Services	98,309	—		—		98,309	21.6
Health Care	67,273	—		—		67,273	14.8
Materials and Processing	15,995	—		—		15,995	3.5
Producer Durables	46,486	—		—		46,486	10.2
Technology	71,542	—		—		71,542	15.8
Utilities	18,547	—		—		18,547	4.1
Short-Term Investments	—	19,043		—		19,043	4.2
Total Investments	431,633	19,043		—		450,676	99.2
Other Assets and Liabilities, Net							0.8
							100.0
Other Financial Instruments
Futures Contracts	126	—		—		126	—*
Total Other Financial Instruments**	$126	$—		$—		$126

*      Less than .05% of net assets.
**    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2015, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 17

Russell Investment Funds
Multi-Style Equity Fund

Fair Value of Derivative Instruments — December 31, 2015

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$126

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(328)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(208)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

18 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Liabilities
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$203	$	— $	203
Total Financial and Derivative Liabilities	203	—	203
Financial and Derivative Liabilities not subject to a netting agreement	(203)	—	(203)
Total Financial and Derivative Liabilities subject to a netting agreement	$—	$	— $	—

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 19

Russell Investment Funds
Multi-Style Equity Fund

Statement of Assets and Liabilities — December 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$393,575
Investments, at fair value(>)	450,676
Cash (restricted)(a)	1,320
Receivables:
Dividends and interest	598
Dividends from affiliated Russell funds	3
Investments sold	36,400
Fund shares sold	39
Total assets	489,036

Liabilities
Payables:
Investments purchased	33,784
Fund shares redeemed	314
Accrued fees to affiliates	308
Other accrued expenses	86
Variation margin on futures contracts	203
Total liabilities	34,695

Net Assets	$454,341
i
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,016
Accumulated net realized gain (loss)	3,318
Unrealized appreciation (depreciation) on:
Investments	57,101
Futures contracts	126
Shares of beneficial interest	273
Additional paid-in capital	392,507
Net Assets	$454,341

Net Asset Value, offering and redemption price per share:
Net asset value per share:(#)	$16.64
Net assets	$454,341,002
Shares outstanding ($.01 par value)	27,297,936
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$19,043

(a) Cash Collateral for Futures	$1,320
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

20 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Statement of Operations — For the Period Ended December 31, 2015

Amounts in thousands
Investment Income
Dividends	$7,981
Dividends from affiliated Russell funds	23
Securities lending income	20
Total investment income	8,024

Expenses
Advisory fees	3,497
Administrative fees	240
Custodian fees	98
Transfer agent fees	21
Professional fees	68
Trustees’ fees	12
Printing fees	54
Miscellaneous	20
Total expenses	4,010
Net investment income (loss)	4,014

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	34,740
Futures contracts	(328)
Net realized gain (loss)	34,412
Net change in unrealized appreciation (depreciation) on:
Investments	(32,187)
Futures contracts	(208)
Net change in unrealized appreciation (depreciation)	(32,395)
Net realized and unrealized gain (loss)	2,017
Net Increase (Decrease) in Net Assets from Operations	$6,031

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 21

Russell Investment Funds
Multi-Style Equity Fund

Statements of Changes in Net Assets

		For the Periods Ended December 31,
Amounts in thousands			2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)			$4,014	$5,406
Net realized gain (loss)			34,412	67,188
Net change in unrealized appreciation (depreciation)			(32,395)	(19,921)
Net increase (decrease) in net assets from operations			6,031	52,673

Distributions
From net investment income			(3,910)	(5,536)
From net realized gain			(39,327)	(64,480)
Net decrease in net assets from distributions			(43,237)	(70,016)

Share Transactions*
Net increase (decrease) in net assets from share transactions			3,016	30,774
Total Net Increase (Decrease) in Net Assets			(34,190)	13,431

Net Assets
Beginning of period			488,531	475,100
End of period			$454,341	$488,531
Undistributed (overdistributed) net investment income included in net assets			$1,016	$912

* Share transaction amounts (in thousands) for the periods ended December 31, 2015 and December 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	1,477	$26,296	646	$12,251
Proceeds from reinvestment of distributions	2,546	43,237	3,818	70,016
Payments for shares redeemed	(3,700)	(66,517)	(2,691)	(51,493)
Total increase (decrease)	323	$3,016	1,773	$30,774

See accompanying notes which are an integral part of the financial statements.

22 Multi-Style Equity Fund

(This page intentionally left blank)

Russell Investment Funds
Multi-Style Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2015	18.11	.15	.05	.20	(.15)	(1.52)
December 31, 2014	18.85	.22	1.94	2.16	(.22)	(2.68)
December 31, 2013	15.15	.19	4.75	4.94	(.22)	(1.02)
December 31, 2012	13.24	.19	1.88	2.07	(.16)	—
December 31, 2011	13.58	.14	(.35)	(.21)	(.13)	—

See accompanying notes which are an integral part of the financial statements.

24 Multi-Style Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross	Net(b)	Net Assets(b)	Turnover Rate
(1.67)	16.64	1.11	454,341.84		.84	.84	99
(2.90)	18.11	11.70	488,531.86		.86	1.13	101
(1.24)	18.85	32.92	475,100.84		.84	1.07	86
(.16)	15.15	15.69	390,549.87		.87	1.28	109
(.13)	13.24	(1.55)	373,392.85		.85	1.03	133

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 25

Russell Investment Funds
Aggressive Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2015 (Unaudited)

Aggressive Equity Fund			Aggressive Equity Linked Benchmark***
	Total			Total
	Return			Return
1 Year	(7.19)%		1 Year	(4.41)%
5 Years	7.93	%§	5 Years	9.81	%§
10 Years	5.00	%§	10 Years	7.30	%§

Russell 2000® Index**
	Total
	Return
1 Year	(4.41)%
5 Years	9.19	%§
10 Years	6.80	%§

26 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

The Aggressive Equity Fund (the “Fund”) employs a multi-	well as companies with higher quality characteristics such as
manager approach whereby Russell Investment Management	lower financial leverage and higher returns-on-equity. Within
Company (“RIMCo”) manages a portion of the Fund's assets	the U.S. small cap market, larger cap growth stocks significantly
based upon model portfolios provided by multiple non-	outperformed smaller cap value stocks which negatively impacted
discretionary money managers. The Fund’s money managers	Fund performance. However, the Fund’s quality positioning was
have non-discretionary asset management assignments pursuant	a positive contributor as companies with high financial leverage
to which they provide a model portfolio to RIMCo representing	lagged.
their investment recommendations, based upon which RIMCo	From a sector standpoint, the expectation for a continued
purchases and sells securities for the Fund. RIMCo also manages	domestic economic recovery led to the Fund’s overweight
the portion of the Fund’s assets that RIMCo determines not to	in several sectors such as consumer discretionary, producer
manage based upon model portfolios provided by the Fund's	durables, and energy. The Fund remained underweight the
money managers. RIMCo may change the allocation of the Fund's	highly volatile biotechnology industry as well as sectors that are
assets at any time. An exemptive order from the Securities and	traditionally considered to be interest rate sensitive such as real
Exchange Commission (“SEC”) permits RIMCo to engage or	estate investment trusts (“REITs”) and utilities. The impact of
terminate a money manager at any time, subject to approval by	this sector positioning on performance was negative with energy
the Fund’s Board, without a shareholder vote. Pursuant to the	as the largest underperforming sector during the 2015 fiscal year,
terms of the exemptive order, the Fund is required to notify its	while biotechnology continued to outperform. Offsetting positive
shareholders within 90 days of when a money manager begins	impacts included a benefit from the underweight to REITs and
providing services. As of December 31, 2015, the Fund had five	strong stock selection within the financial services sectors.
money managers.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
by the Fund and its money managers affect its benchmark-
The Fund seeks to provide long term capital growth.	relative performance?
How did the Fund perform relative to its benchmark for the	The Fund’s money managers have non-discretionary asset
fiscal year ended December 31, 2015?	management assignments pursuant to which they provide
For the fiscal year ended December 31, 2015, the Fund lost	a model portfolio to RIMCo representing their investment
7.19%. This is compared to the Fund’s benchmark, the Russell	recommendations, based upon which RIMCo purchases and
2000® Index, which lost 4.41% during the same period. The	sells securities for the Fund. With respect to this portion of the
Fund’s performance includes operating expenses, whereas index	Fund, RIMCo manages the Fund’s assets based upon the model
returns are unmanaged and do not include expenses of any kind.	portfolios provided by the Fund’s money managers. RIMCo also manages the portion of the Fund's assets that RIMCo determines
For the fiscal year ended December 31, 2015, the Morningstar®	not to manage based upon model portfolios provided by the
Insurance Small Blend, a group of funds that Morningstar	Fund's money managers. This includes assets managed directly
considers to have investment strategies similar to those of the	by RIMCo to effect the Fund's investment strategies and/or to
Fund, lost 5.22%. This result serves as a peer comparison and is	actively manage the Fund's overall exposures to seek to achieve
expressed net of operating expenses.	the desired risk/return profile for the Fund. RIMCo also manages
RIMCo may assign a money manager a specific style or	the Fund’s liquidity reserves.
capitalization benchmark other than the Fund’s index. However,	With respect to certain of the Fund’s money managers, Ranger
the Fund’s primary index remains the benchmark for the Fund	Investment Management, L.P. was the strongest performing
and is representative of the aggregate of each money manager’s	money manager for the portion of the fiscal year in which it was a
benchmark index.	money manager in the Fund and outperformed the Russell 2000®
How did the market conditions described in the Market	Growth Index. The manager’s preference for consistent earnings
Summary report affect the Fund’s performance?	growth stocks within the health care and financial services sectors
The fiscal year ended December 31, 2015 saw the Fund	was the primary driver of outperformance.
underperform the Russell 2000® Index. The beginning of 2015,	DePrince, Race & Zollo, Inc. faced the strongest headwinds
although initially negative, introduced a pick-up in performance	over the fiscal year and underperformed the Russell 2000®
which eventually reversed towards the end of the 2015 fiscal year.	Value Index. The manager’s sector allocations were the leading
Over the period, the Fund maintained exposure to small and	detractors to performance with overweights in cyclical sectors
micro capitalization stocks trading at discounted valuations as	such as energy, materials, and producer durables. Additionally,

Aggressive Equity Fund 27

Russell Investment Funds
Aggressive Equity Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

stock selection within the consumer discretionary and technology	Ranger Investment Management, L.P., and Jacobs Levy Equity
sectors detracted.	Management, Inc. and the hiring of Timpani Capital Management,
During the period, RIMCo utilized a strategy to control Fund-	LLC, Snow Capital Management L.P., and Monarch Partners
level exposures and risks through the purchase of a stock	Asset Management, LLC as non-discretionary money managers.
portfolio. Using the output from a quantitative model, the strategy	Additionally, RIMCo changed the mandates for DePrince and
seeks to position the portfolio to meet RIMCo’s overall preferred	RBC from discretionary to non-discretionary, such that all money
positioning with respect to Fund exposures. Over the period, the	managers in the Fund would have non-discretionary assignments.
strategy was designed to provide lower capitalization and higher	Money Managers as of December 31,
value and quality exposure relative to the Fund’s benchmark in	2015	Styles
order to seek to manage Fund-level risk.	DePrince, Race & Zollo, Inc.	Small Cap Value
The strategy outperformed the Russell 2000® Index for the fiscal	Monarch Partners Asset Management, LLC.	Small Cap Core
year. An underweight to REITs and utilities was a tailwind to	RBC Global Asset Management (U.S.) Inc.	Microcap/Small Cap
	Snow Capital Management L.P.	Small Cap Value
performance. An overweight to stocks with higher quality metrics	Timpani Capital Management, LLC	Small Cap Growth
(i.e., lower financial leverage and higher returns-on-equity) and	The views expressed in this report reflect those of the portfolio
higher price momentum added further value.	managers only through the end of the period covered by
During the period, RIMCo equitized the Fund’s cash using index	the report. These views do not necessarily represent the
futures contracts to provide the Fund with full market exposure.	views of RIMCo, or any other person in RIMCo or any other
This had a negative impact on the Fund’s performance.	affiliated organization. These views are subject to change
at any time based upon market conditions or other events,
Describe any changes to the Fund’s structure or the money	and RIMCo disclaims any responsibility to update the views
manager line-up.	contained herein. These views should not be relied on
In September, RIMCo made changes to the Fund’s money	as investment advice and, because investment decisions
manager line-up to reflect RIMCo’s highest conviction managers	for a Russell Investment Funds (“RIF”) Fund are based on
and align the Fund with RIMCo’s preferred positioning. This	numerous factors, should not be relied on as an indication
resulted in the termination of Conestoga Capital Advisors, LLC,	of investment decisions of any RIF Fund.

* Assumes initial investment on January 1, 2006.

** Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000®
Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap opportunity barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

*** The Aggressive Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Aggressive Equity Linked Benchmark represents the returns of the Russell 2500TM Index through
April 30, 2012 and the returns of the Russell 2000® Index thereafter.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.

28 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Shareholder Expense Example — December 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2015 to December 31, 2015.	July 1, 2015	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2015	$887.20	$1,019.76
The information in the table under the heading “Actual	Expenses Paid During Period*	$5.14	$5.50
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 1.08%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Aggressive Equity Fund 29

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Common Stocks - 94.3%			Scientific Games Corp. Class A(Æ)	15,417	138
Consumer Discretionary - 13.9%			Sinclair Broadcast Group, Inc. Class A(Æ)(Ñ)	9,636	314
Abercrombie & Fitch Co. Class A(Ñ)	46,739	1,261	Skechers U.S.A., Inc. Class A(Æ)	23,672	715
American Eagle Outfitters, Inc.(Ñ)	18,635	289	Smith & Wesson Holding Corp.(Æ)	24,914	548
American Woodmark Corp.(Æ)	5,833	467	SodaStream International, Ltd.(Æ)(Ñ)	24,411	398
Asbury Automotive Group, Inc.(Æ)	2,329	157	Sonic Corp.	11,164	361
Big Lots, Inc.	10,187	393	Sportsman's Warehouse Holdings, Inc.(Æ)	25,544	330
BJ's Restaurants, Inc.(Æ)	3,822	166	Stamps.com, Inc.(Æ)	7,819	857
Blue Nile, Inc.(Æ)	2,434	90	Steven Madden, Ltd.(Æ)	8,809	266
Bridgepoint Education, Inc.(Æ)	24,234	184	Superior Uniform Group, Inc.	8,600	146
Bright Horizons Family Solutions, Inc.(Æ)	15,691	1,047	Tandy Leather Factory, Inc.(Æ)	49,955	367
Brinker International, Inc.	1,818	87	Tenneco, Inc.(Æ)	4,941	227
Buckle, Inc. (The)(Ñ)	9,994	308	Tile Shop Holdings, Inc.(Æ)(Ñ)	35,893	589
CalAtlantic Group, Inc.	9,497	360	TRI Pointe Group, Inc.(Æ)	10,934	139
Caleres, Inc.	15,284	410	TubeMogul, Inc.(Æ)(Ñ)	43,314	589
Carmike Cinemas, Inc.(Æ)	8,776	201	Tuesday Morning Corp.(Æ)	12,905	84
Cato Corp. (The) Class A	7,582	279	Universal Electronics, Inc.(Æ)	30,760	1,579
Century Communities, Inc.(Æ)	19,214	340	Vera Bradley, Inc.(Æ)	4,875	77
Chico's FAS, Inc.	56,476	603	VOXX International Corp. Class A(Æ)	41,289	217
Children's Place, Inc. (The)	5,447	301	Wayfair, Inc. Class A(Æ)(Ñ)	6,562	312
Chuy's Holdings, Inc.(Æ)	20,867	654	Weight Watchers International, Inc.(Æ)(Ñ)	5,905	135
ClubCorp Holdings, Inc.	25,141	459	Winmark Corp.	208	19
Cooper Tire & Rubber Co.	8,434	319	ZAGG, Inc.(Æ)	44,522	487
Dana Holding Corp.	18,520	256			30,348
Delta Apparel, Inc.(Æ)	10,181	143
Denny's Corp.(Æ)	15,515	153	Consumer Staples - 3.4%
Destination Maternity Corp.	8,633	75	Amplify Snack Brands, Inc.(Æ)(Ñ)	17,441	201
Destination XL Group, Inc.(Æ)	80,399	444	Andersons, Inc. (The)	38,686	1,224
DineEquity, Inc.	2,979	252	Boston Beer Co., Inc. Class A(Æ)	1,011	204
Drew Industries, Inc.	2,795	170	Boulder Brands, Inc.(Æ)	27,726	304
Expedia, Inc.	2,747	341	Calavo Growers, Inc.(Æ)	1,581	77
Fox Factory Holding Corp.(Æ)	17,515	290	Coca-Cola Bottling Co.(Æ)	1,315	240
Genesco, Inc.(Æ)	5,889	335	Core-Mark Holding Co., Inc.	1,681	138
G-III Apparel Group, Ltd.(Æ)	3,823	169	Freshpet, Inc.(Æ)(Ñ)	19,163	163
Grand Canyon Education, Inc.(Æ)	11,919	478	J&J Snack Foods Corp.	8,424	983
Gray Television, Inc.(Æ)	46,981	766	John B Sanfilippo & Son, Inc.(Æ)	25,842	1,396
Helen of Troy, Ltd.(Æ)	2,404	227	Natural Health Trends Corp.	6,115	205
Isle of Capri Casinos, Inc.(Æ)	20,451	285	Nature's Sunshine Products, Inc.	2,379	24
Jack in the Box, Inc.	2,230	171	Omega Protein Corp.(Æ)	15,906	353
Jamba, Inc.(Æ)(Ñ)	4,834	65	Snyders-Lance, Inc.	7,322	251
Kona Grill, Inc.(Æ)	17,478	277	SpartanNash Co.	5,253	114
LGI Homes, Inc.(Æ)	11,557	281	TreeHouse Foods, Inc.(Æ)	12,728	999
Libbey, Inc.	24,691	526	USANA Health Sciences, Inc.(Æ)	824	105
Lithia Motors, Inc. Class A	8,114	866	Vector Group, Ltd.	3,989	94
Malibu Boats, Inc. Class A(Æ)	16,489	270	Village Super Market, Inc. Class A	4,856	128
MarineMax, Inc.(Æ)	23,766	438	Weis Markets, Inc.	3,800	168
Marriott Vacations Worldwide Corp.	2,655	151			7,371
MCBC Holdings, Inc.(Æ)	14,720	202
Men's Wearhouse, Inc. (The)	32,711	480	Energy - 3.0%
Meredith Corp.	11,579	501	Callon Petroleum Co.(Æ)	69,454	579
Monro Muffler Brake, Inc.	8,650	573	Canadian Solar, Inc.(Æ)	7,189	208
Motorcar Parts of America, Inc.(Æ)	23,297	788	CARBO Ceramics, Inc.(Ñ)	56,665	975
Nautilus, Inc.(Æ)	49,938	835	Delek US Holdings, Inc.	8,617	212
Nexstar Broadcasting Group, Inc. Class A	7,757	455	Green Plains, Inc.	27,292	625
Papa Murphy's Holdings, Inc.(Æ)(Ñ)	19,445	219	Gulfport Energy Corp.(Æ)	9,488	233
Performance Sports Group, Ltd.(Æ)	21,907	211	Parsley Energy, Inc. Class A(Æ)	28,013	517
Popeyes Louisiana Kitchen, Inc.(Æ)	5,445	319	Patterson-UTI Energy, Inc.	64,571	974
Reading International, Inc. Class A(Æ)	9,381	123	PBF Energy, Inc. Class A	24,473	901
Red Lion Hotels Corp.(Æ)	77,503	543	Ring Energy, Inc.(Æ)	32,232	227
Red Robin Gourmet Burgers, Inc.(Æ)	4,152	256	Stone Energy Corp.(Æ)	63,082	271
Salem Media Group, Inc. Class A	29,083	145	Superior Energy Services, Inc.	26,512	357

See accompanying notes which are an integral part of the financial statements.

30 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Synergy Resources Corp.(Æ)	27,634	235	First Niagara Financial Group, Inc.	68,735	746
Vivint Solar, Inc.(Æ)	17,251	165	FNB Corp.	113,305	1,511
		6,479	Franklin Street Properties Corp.(ö)	27,670	286
			GEO Group, Inc. (The)(ö)	16,738	484
Financial Services - 24.9%			German American Bancorp, Inc.	2,556	85
Agree Realty Corp.(ö)	10,080	343	Getty Realty Corp.(ö)	17,846	306
Allied World Assurance Co. Holdings AG	22,119	823	Government Properties Income Trust(ö)	989	16
Altisource Residential Corp.(ö)	783	10	Gramercy Property Trust(Æ)(ö)	112,280	867
American Capital Mortgage Investment Corp.			Green Dot Corp. Class A(Æ)	67,293	1,105
(ö)	18,697	261	Greenhill & Co., Inc.	17,466	500
American Equity Investment Life Holding			Hancock Holding Co.	24,324	612
Co.(Æ)	5,640	136	Hanover Insurance Group, Inc. (The)	10,125	824
Ameris Bancorp	14,425	490	Hatteras Financial Corp.(ö)	1,343	18
Amerisafe, Inc.	34,880	1,775	Heartland Payment Systems, Inc.	3,754	356
Anchor BanCorp Wisconsin, Inc.(Æ)	4,616	201	Heritage Financial Corp.	11,381	214
Apollo Commercial Real Estate Finance,			Highwoods Properties, Inc.(ö)	14,486	632
Inc.(ö)	811	14	Home BancShares, Inc.	11,824	479
ARMOUR Residential REIT, Inc.(ö)	11,350	247	Hudson Pacific Properties, Inc.(ö)	7,933	223
Asta Funding, Inc.(Æ)	10,234	81	Iberiabank Corp.	13,544	746
Atlas Financial Holdings, Inc.(Æ)	21,588	430	Independence Realty Trust, Inc.(Ñ)(ö)	34,007	255
BancFirst Corp.	838	49	Infinity Property & Casualty Corp.	1,960	161
Bancorp, Inc. (The)(Æ)	55,316	352	Invesco Mortgage Capital, Inc.(ö)	13,990	173
Bank of the Ozarks, Inc.	10,225	506	JER Investment Trust, Inc.(Å)(Æ)	1,771	—
BankUnited, Inc.	17,649	636	Kearny Financial Corp.(Æ)	37,626	477
Berkshire Hills Bancorp, Inc.	14,884	433	Ladder Capital Corp. Class A(ö)	35,003	435
Blackhawk Network Holdings, Inc. Class			LaSalle Hotel Properties(ö)	4,683	118
A(Æ)	5,994	265	LendingTree, Inc.(Æ)	21,404	1,912
Boston Private Financial Holdings, Inc.	9,403	107	Manning & Napier, Inc. Class A	19,640	167
Brookline Bancorp, Inc.	27,186	313	Medical Properties Trust, Inc.(ö)	25,152	289
Capstead Mortgage Corp.(ö)	14,096	123	Mercantile Bank Corp.	9,915	243
CatchMark Timber Trust, Inc. Class A(ö)	13,172	149	Meridian Bancorp, Inc.	52,404	739
Chemical Financial Corp.	21,602	740	Monmouth Real Estate Investment Corp.(ö)	23,737	248
Clifton Bancorp, Inc.	3,952	57	National Bank Holdings Corp. Class A	30,349	649
CoBiz Financial, Inc.	26,476	355	National General Holdings Corp.	51,680	1,130
Cohen & Steers, Inc.	13,042	398	New Residential Investment Corp.(ö)	76,241	927
Colony Capital, Inc. Class A(ö)	1,326	26	Northfield Bancorp, Inc.	15,365	245
Colony Starwood Homes(Æ)(ö)	12,228	277	Northrim BanCorp, Inc.	15,426	410
Columbia Banking System, Inc.	29,712	966	Northwest Bancshares, Inc.	40,093	537
Community Bank System, Inc.	2,677	107	OFG Bancorp(Ñ)	133,802	979
ConnectOne Bancorp, Inc.	7,826	146	Old National Bancorp	56,902	772
CoreSite Realty Corp. Class A(ö)	5,546	315	Pacific Premier Bancorp, Inc.(Æ)	13,431	285
Corporate Office Properties Trust(ö)	34,548	754	PennyMac Mortgage Investment Trust(ö)	1,034	16
Cowen Group, Inc. Class A(Æ)	9,996	38	Physicians Realty Trust(ö)	29,980	505
CYS Investments, Inc.(ö)	39,863	284	Potlatch Corp.(ö)	17,793	538
East West Bancorp, Inc.	825	34	Preferred Bank	7,925	262
Easterly Government Properties, Inc.(Æ)(ö)	4,945	85	ProAssurance Corp.	16,671	809
Education Realty Trust, Inc.(ö)	13,282	503	Prosperity Bancshares, Inc.	23,264	1,113
EPR Properties(ö)	1,642	96	Provident Financial Services, Inc.	17,609	355
Equity Commonwealth(Æ)(ö)	15,482	429	QTS Realty Trust, Inc. Class A(ö)	6,905	311
Essent Group, Ltd.(Æ)	1,103	24	Radian Group, Inc.	23,148	310
Euronet Worldwide, Inc.(Æ)	14,328	1,038	Real Industry, Inc.(Æ)	27,468	221
Evercore Partners, Inc. Class A	7,758	419	Redwood Trust, Inc.(ö)	1,162	15
FBL Financial Group, Inc. Class A	4,839	308	Renasant Corp.	23,064	794
FBR & Co.	11,446	228	RLJ Lodging Trust(ö)	3,349	72
FCB Financial Holdings, Inc. Class A(Æ)	17,564	629	RMR Group, Inc. (The) Class A(Æ)	25	—
First American Financial Corp.	5,163	185	Safeguard Scientifics, Inc.(Æ)	13,290	193
First Bancorp	8,809	165	Select Income REIT(ö)	866	17
First Commonwealth Financial Corp.	48,284	438	Selective Insurance Group, Inc.	10,051	338
First Financial Bancorp	17,626	319	South State Corp.	4,165	300
First Merchants Corp.	11,443	291	Sovran Self Storage, Inc.(ö)	9,024	968
First Midwest Bancorp, Inc.	23,331	430

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 31

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Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
State Bank Financial Corp.	10,908	229	Ligand Pharmaceuticals, Inc. Class B(Æ)	14,243	1,543
Sterling Bancorp	32,024	519	Myriad Genetics, Inc.(Æ)	2,311	100
Summit Hotel Properties, Inc.(ö)	31,102	372	National HealthCare Corp.	3,464	214
Synovus Financial Corp.	13,645	442	Neurocrine Biosciences, Inc.(Æ)	1,078	61
Tanger Factory Outlet Centers, Inc.(ö)	11,713	383	Owens & Minor, Inc.	2,514	90
TCF Financial Corp.	29,847	421	PDL BioPharma, Inc.(Ñ)	46,870	166
Terreno Realty Corp.(ö)	32,018	724	Prestige Brands Holdings, Inc.(Æ)	18,906	973
TrustCo Bank Corp.	19,580	120	Sagent Pharmaceuticals, Inc.(Æ)	11,676	186
UMB Financial Corp.	12,369	576	Spectrum Pharmaceuticals, Inc.(Æ)(Ñ)	9,060	55
Union Bankshares Corp.	18,610	470	STERIS PLC(Æ)	18,512	1,395
Urstadt Biddle Properties, Inc. Class A(ö)	12,340	237	SurModics, Inc.(Æ)	9,193	186
Waddell & Reed Financial, Inc. Class A	12,416	356	US Physical Therapy, Inc.	11,457	615
Webster Financial Corp.	15,196	565	Vascular Solutions, Inc.(Æ)	6,134	211
WesBanco, Inc.	11,228	337			23,322
Westamerica Bancorporation(Ñ)	18,115	847
Western Alliance Bancorp(Æ)	37,275	1,337	Materials and Processing - 6.4%
Whitestone REIT Class B(ö)	8,999	108	Aceto Corp.	38,571	1,041
		54,169	American Vanguard Corp.	13,341	187
			Axiall Corp.	26,039	401
Health Care - 10.7%			Cabot Corp.	28,576	1,168
Acadia Healthcare Co., Inc.(Æ)	14,186	886	Compass Minerals International, Inc.	11,182	842
Acorda Therapeutics, Inc.(Æ)	6,916	296	Continental Building Products, Inc.(Æ)	20,035	350
Adamas Pharmaceuticals, Inc.(Æ)	10,026	284	Energy Focus, Inc.(Æ)(Ñ)	47,769	657
Adeptus Health, Inc. Class A(Æ)(Ñ)	8,195	447	FutureFuel Corp.	10,711	145
AMAG Pharmaceuticals, Inc.(Æ)	3,178	96	Graphic Packaging Holding Co.	30,839	396
AMN Healthcare Services, Inc.(Æ)	20,869	648	Greif, Inc. Class A	9,648	297
Amsurg Corp. Class A(Æ)	5,345	406	Haynes International, Inc.	11,589	425
Anacor Pharmaceuticals, Inc.(Æ)	226	26	Headwaters, Inc.(Æ)	19,696	332
Analogic Corp.	10,441	862	Insteel Industries, Inc.	25,141	526
ARIAD Pharmaceuticals, Inc.(Æ)	30,069	188	Interface, Inc. Class A	18,113	347
Avinger, Inc.(Æ)(Ñ)	13,150	299	Koppers Holdings, Inc.(Æ)	12,172	222
BioDelivery Sciences International, Inc.(Æ)			Kronos Worldwide, Inc.(Ñ)	53,777	303
(Ñ)	27,918	134	Landec Corp.(Æ)	19,085	226
BioScrip, Inc.(Æ)(Ñ)	43,816	77	LB Foster Co. Class A	31,149	425
BioSpecifics Technologies Corp.(Æ)	3,792	163	LSB Industries, Inc.(Æ)	36,349	264
BioTelemetry, Inc.(Æ)	43,562	509	Mueller Industries, Inc.	15,066	408
Cambrex Corp.(Æ)	15,481	729	NN, Inc.	23,342	372
Cantel Medical Corp.	11,347	705	Omnova Solutions, Inc.(Æ)	57,464	352
Charles River Laboratories International,			Patrick Industries, Inc.(Æ)	16,075	699
Inc.(Æ)	10,266	825	PGT, Inc.(Æ)	30,565	348
Community Health Systems, Inc.(Æ)	33,829	897	Summit Materials, Inc. Class A(Æ)	48,292	968
Computer Programs & Systems, Inc.(Ñ)	3,588	179	Unifi, Inc.(Æ)	3,048	86
Cross Country Healthcare, Inc.(Æ)	39,923	654	United States Steel Corp.	14,588	116
Cynosure, Inc. Class A(Æ)	9,619	430	Universal Stainless & Alloy Products, Inc.(Æ)	18,959	176
Dipexium Pharmaceuticals, Inc.(Æ)	23,440	263	US Concrete, Inc.(Æ)	24,482	1,289
Eagle Pharmaceuticals, Inc.(Æ)(Ñ)	5,347	474	US Silica Holdings, Inc.(Ñ)	31,484	590
Emergent BioSolutions, Inc.(Æ)	6,471	259			13,958
Enanta Pharmaceuticals, Inc.(Æ)(Ñ)	4,663	154
Exactech, Inc.(Æ)	16,251	295	Producer Durables - 14.3%
Genomic Health, Inc.(Æ)	7,385	260	ABM Industries, Inc.	16,347	465
Greatbatch, Inc.(Æ)	5,483	288	ACCO Brands Corp.(Æ)	142,917	1,019
Hanger, Inc.(Æ)	2,991	49	Actuant Corp. Class A(Æ)	12,060	289
Heska Corp.(Æ)	20,135	779	Advisory Board Co. (The)(Æ)	9,788	486
ICU Medical, Inc.(Æ)	4,861	548	Air Transport Services Group, Inc.(Æ)	54,149	546
INC Research Holdings, Inc. Class A(Æ)	31,146	1,511	Allegiant Travel Co. Class A	1,162	195
Inogen, Inc.(Æ)	6,671	267	Argan, Inc.(Æ)	8,415	273
Insmed, Inc.(Æ)	11,369	206	Astec Industries, Inc.	13,047	531
Integra LifeSciences Holdings Corp.(Æ)	16,763	1,136	Atlas Air Worldwide Holdings, Inc.(Æ)	18,797	777
iRadimed Corp.(Æ)	22,158	621	AZZ, Inc.	15,260	848
Kindred Healthcare, Inc.	29,481	351	Clarcor, Inc.	893	44
LeMaitre Vascular, Inc.	18,902	326

See accompanying notes which are an integral part of the financial statements.

32 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Columbus McKinnon Corp.	32,815	620	CSG Systems International, Inc.	9,112	328
Compass Diversified Holdings	53,194	845	Cvent, Inc.(Æ)	13,689	478
Convergys Corp.	26,112	650	Cypress Semiconductor Corp.(Æ)	72,892	715
CoStar Group, Inc.(Æ)	4,461	922	CYREN, Ltd.(Æ)	77,523	132
Crane Co.	28,559	1,367	Datalink Corp.(Æ)	19,666	134
CUI Global, Inc.(Æ)(Ñ)	16,931	119	Diebold, Inc.	37,541	1,130
Deluxe Corp.	11,428	623	Digi International, Inc.(Æ)	25,601	291
DHI Group, Inc.(Æ)	32,511	298	DSP Group, Inc.(Æ)	5,548	52
Ducommun, Inc.(Æ)	10,194	165	EMCORE Corp.(Æ)	23,819	146
DXP Enterprises, Inc.(Æ)	11,215	256	EPAM Systems, Inc.(Æ)	9,193	723
Dycom Industries, Inc.(Æ)	7,376	516	ePlus, Inc.(Æ)	3,265	304
Ennis, Inc.	21,314	410	Fabrinet(Æ)	25,675	612
Forrester Research, Inc.	5,336	152	Fleetmatics Group PLC(Æ)	7,044	358
GP Strategies Corp.(Æ)	11,678	293	Globant SA(Æ)	19,915	747
Granite Construction, Inc.	33,265	1,428	Glu Mobile, Inc.(Æ)(Ñ)	91,785	223
Greenbrier Cos., Inc.(Ñ)	12,736	415	GSI Group, Inc.(Æ)	33,210	452
Hudson Technologies, Inc.(Æ)	83,869	249	GTT Communications, Inc.(Æ)	40,278	687
Hyster-Yale Materials Handling, Inc.	5,909	310	HubSpot, Inc.(Æ)	16,161	910
KBR, Inc.	62,675	1,060	Imperva, Inc.(Æ)	13,520	856
Keysight Technologies, Inc.(Æ)	4,350	123	Ingram Micro, Inc. Class A	18,912	575
Kforce, Inc.	18,314	463	Insight Enterprises, Inc.(Æ)	7,942	200
Knoll, Inc.	37,095	697	Interactive Intelligence Group, Inc.(Æ)	14,904	468
Littelfuse, Inc.	6,402	685	KEYW Holding Corp. (The)(Æ)(Ñ)	23,192	140
Lydall, Inc.(Æ)	4,114	146	Luxoft Holding, Inc. Class A(Æ)	7,079	546
Marten Transport, Ltd.	10,637	188	Manhattan Associates, Inc.(Æ)	6,057	401
McGrath RentCorp	14,555	367	Microsemi Corp.(Æ)	19,978	651
Middleby Corp.(Æ)	4,706	508	Monolithic Power Systems, Inc.	3,400	217
MSA Safety, Inc.	17,406	757	NCR Corp.(Æ)	11,313	277
Old Dominion Freight Line, Inc.(Æ)	3,829	226	NETGEAR, Inc.(Æ)	5,663	237
Oshkosh Corp.(Ñ)	13,762	537	NetScout Systems, Inc.(Æ)	19,163	588
OSI Systems, Inc.(Æ)	13,141	1,165	Open Text Corp.	13,349	640
PFSweb, Inc.(Æ)	33,091	426	Orbotech, Ltd.(Æ)	26,408	584
Primoris Services Corp.	30,800	679	Paycom Software, Inc.(Æ)	22,563	849
Radiant Logistics, Inc.(Æ)	92,132	316	PC Connection, Inc.(Æ)	4,747	107
Regal Beloit Corp.	14,251	834	Perficient, Inc.(Æ)	24,152	413
Standex International Corp.	7,359	612	Plantronics, Inc.	4,855	230
Sun Hydraulics Corp.	6,227	198	Proofpoint, Inc.(Æ)	12,266	797
Sykes Enterprises, Inc.(Æ)	11,777	362	Q2 Holdings, Inc.(Æ)	24,194	638
Tetra Tech, Inc.	26,084	679	QLogic Corp.(Æ)	3,919	48
Tidewater, Inc.(Ñ)	93,255	649	Rubicon Project, Inc. (The)(Æ)	37,652	619
Titan Machinery, Inc.(Æ)(Ñ)	26,971	295	Sapiens International Corp. NV	33,836	345
TransDigm Group, Inc.(Æ)	3,121	713	Science Applications International Corp.	4,652	213
Triumph Group, Inc.	30,531	1,214	Silicon Graphics International Corp.(Æ)(Ñ)	85,698	506
Vishay Precision Group, Inc.(Æ)	14,904	169	Sparton Corp.(Æ)	23,201	464
Wesco Aircraft Holdings, Inc.(Æ)	89,310	1,069	Streamline Health Solutions, Inc.(Æ)	44,115	62
WNS Holdings, Ltd. - ADR(Æ)	32,446	1,012	Synaptics, Inc.(Æ)	4,752	382
		31,260	Synchronoss Technologies, Inc.(Æ)	8,506	300
			Syntel, Inc.(Æ)	6,103	276
Technology - 14.2%			Tangoe, Inc.(Æ)	17,784	149
Acacia Research Corp.	189,075	811	TESSCO Technologies, Inc.	19,050	371
ADTRAN, Inc.	65,515	1,128	Tyler Technologies, Inc.(Æ)	13,123	2,288
Attunity, Ltd.(Æ)	36,974	409	Ultimate Software Group, Inc.(Æ)	5,180	1,013
Autobytel, Inc.(Æ)	33,373	753	Workiva, Inc.(Æ)	15,860	279
Benefitfocus, Inc.(Æ)(Ñ)	13,036	474	Xplore Technologies Corp.(Æ)	41,484	212
Black Box Corp.	31,003	295	Zix Corp.(Æ)	43,865	223
CACI International, Inc. Class A(Æ)	3,573	332			31,008
Callidus Software, Inc.(Æ)	24,615	457
CEVA, Inc.(Æ)	12,205	285	Utilities - 3.5%
Cohu, Inc.	29,489	356	American States Water Co.	2,780	117
comScore, Inc.(Æ)	2,968	122	Artesian Resources Corp. Class A	4,198	116

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 33

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)

		Principal		Fair
		Amount ($) or		Value
		Shares		$
	Boingo Wireless, Inc.(Æ)	61,611		408
	California Water Service Group	25,131		585
	Chesapeake Utilities Corp.	12,877		731
	Cleco Corp.	6,120		320
	Cogent Communications Holdings, Inc.	16,646		577
	Connecticut Water Service, Inc.	5,643		214
	inContact, Inc.(Æ)	43,807		418
	j2 Global, Inc.	10,934		900
	Laclede Group, Inc. (The)	5,809		345
	Middlesex Water Co.	4,511		120
	NorthWestern Corp.	17,482		949
	ONE Gas, Inc.	1,071		54
	Piedmont Natural Gas Co., Inc.	3,942		225
	PNM Resources, Inc.	16,697		510
	South Jersey Industries, Inc.	2,440		57
	Talen Energy Corp.(Æ)	31,816		198
	Towerstream Corp.(Æ)	86,883		33
	Unitil Corp.	20,662		741
				7,618

	Total Common Stocks
	(cost $202,846)			205,533

Short	-Term Investments - 5.6%
	Russell U.S. Cash Management Fund	12,216,394	(8)	12,216
	Total Short-Term Investments
	(cost $12,216)			12,216

	Other Securities - 6.1%
	Russell U.S. Cash Collateral Fund(×)	13,403,810	(8)	13,404
	Total Other Securities
	(cost $13,404)			13,404

	Total Investments 106.0%
	(identified cost $228,466)			231,153

	Other Assets and Liabilities, Net
-	(6.0%)			(13,090)
	Net Assets - 100.0%			218,063

See accompanying notes which are an integral part of the financial statements.

34 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2015

Restricted Securities
Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
0.0%
JER Investment Trust, Inc.	05/27/04	1,771	82.03	145	—
					—
For a description of restricted securities see note 7 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Russell 2000 Mini Index Futures	107	USD	12,107	03/16	31
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					31

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Common Stocks
Consumer Discretionary	$30,348	$—	$—	$30,348	13.9
Consumer Staples	7,371	—	—	7,371	3.4
Energy	6,479	—	—	6,479	3.0
Financial Services	54,169	—	—	54,169	24.9
Health Care	23,322	—	—	23,322	10.7
Materials and Processing	13,958	—	—	13,958	6.4
Producer Durables	31,260	—	—	31,260	14.3
Technology	31,008	—	—	31,008	14.2
Utilities	7,618	—	—	7,618	3.5
Short-Term Investments	—	12,216	—	12,216	5.6
Other Securities	—	13,404	—	13,404	6.1
Total Investments	205,533	25,620	—	231,153	106.0
Other Assets and Liabilities, Net					(6.0)
					100.0
Other Financial Instruments
Futures Contracts	31	—	—	31	—*
Total Other Financial Instruments**	$31	$—	$—	$31

*      Less than .05% of net assets.
**    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2015, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 35

Russell Investment Funds
Aggressive Equity Fund

Fair Value of Derivative Instruments — December 31, 2015

Amounts in thousands

		Equity
Derivatives not accounted for as hedging instruments		Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*		$31

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$480	$—
Foreign currency-related transactions**	—	(2)
Total	$480	$(2)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(376)	$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

36 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$12,946	$ — $	12,946
Total Financial and Derivative Assets		12,946	—	12,946
Financial and Derivative Assets not subject to a netting agreement		—	—	—
Total Financial and Derivative Assets subject to a netting agreement		$12,946	$ — $	12,946

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Barclays	$400	$—	$400	$—
Citigroup	436	—	436	—
Deutsche Bank	948	—	948	—
Fidelity	2,509	—	2,509	—
Goldman Sachs	398	—	398	—
JPMorgan Chase	3,420	—	3,420	—
Merrill Lynch	1,072	—	1,072	—
Morgan Stanley	3,763	—	3,763	—
Total	$12,946	$—	$12,946	$—

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 37

Russell Investment Funds
Aggressive Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
December 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Liabilities
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$123	$	— $	123
Total Financial and Derivative Liabilities	123	—	123
Financial and Derivative Liabilities not subject to a netting agreement	(123)	—	(123)
Total Financial and Derivative Liabilities subject to a netting agreement	$—	$	— $	—

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

38 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Statement of Assets and Liabilities — December 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$228,466
Investments, at fair value(*)(>)	231,153
Cash (restricted)(a)	645
Receivables:
Dividends and interest	320
Dividends from affiliated Russell funds	2
Investments sold	485
Fund shares sold	53
Total assets	232,658

Liabilities
Payables:
Investments purchased	700
Fund shares redeemed	136
Accrued fees to affiliates	180
Other accrued expenses	52
Variation margin on futures contracts	123
Payable upon return of securities loaned	13,404
Total liabilities	14,595

Net Assets	$218,063

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$203
Accumulated net realized gain (loss)	(7,297)
Unrealized appreciation (depreciation) on:
Investments	2,687
Futures contracts	31
Shares of beneficial interest	169
Additional paid-in capital	222,270
Net Assets	$218,063

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$12.93
Net assets	$218,063,423
Shares outstanding ($.01 par value)	16,862,845
Amounts in thousands
(*) Securities on loan included in investments	$12,946
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$25,620
(a) Cash Collateral for Futures	$645
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 39

Russell Investment Funds
Aggressive Equity Fund

Statement of Operations — For the Period Ended December 31, 2015

Amounts in thousands
Investment Income
Dividends	$3,608
Dividends from affiliated Russell funds	11
Securities lending income	363
Total investment income	3,982

Expenses
Advisory fees	2,171
Administrative fees	121
Custodian fees	133
Transfer agent fees .	11
Professional fees	64
Trustees’ fees	6
Printing fees	32
Miscellaneous	17
Expenses before reductions	2,555
Expense reductions	(41)
Net expenses	2,514
Net investment income (loss)	1,468

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	12,262
Futures contracts	480
Foreign currency-related transactions	(3)
Net realized gain (loss)	12,739
Net change in unrealized appreciation (depreciation) on:
Investments	(30,415)
Futures contracts	(376)
Net change in unrealized appreciation (depreciation)	(30,791)
Net realized and unrealized gain (loss)	(18,052)
Net Increase (Decrease) in Net Assets from Operations	$(16,584)

See accompanying notes which are an integral part of the financial statements.

40 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Statements of Changes in Net Assets

		For the Periods Ended December 31,
Amounts in thousands			2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)			$1,468	$856
Net realized gain (loss)			12,739	17,994
Net change in unrealized appreciation (depreciation)			(30,791)	(14,560)
Net increase (decrease) in net assets from operations			(16,584)	4,290

Distributions
From net investment income			(1,595)	(618)
From net realized gain			(21,431)	(23,723)
Net decrease in net assets from distributions			(23,026)	(24,341)

Share Transactions*
Net increase (decrease) in net assets from share transactions			3,870	36,026
Total Net Increase (Decrease) in Net Assets			(35,740)	15,975

Net Assets
Beginning of period			253,803	237,828
End of period			$218,063	$253,803
Undistributed (overdistributed) net investment income included in net assets			$203	$328

* Share transaction amounts (in thousands) for the periods ended December 31, 2015 and December 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	759	$11,186	2,528	$40,528
Proceeds from reinvestment of distributions	1,733	23,025	1,557	24,341
Payments for shares redeemed	(1,990)	(30,341)	(1,813)	(28,843)
Total increase (decrease)	502	$3,870	2,272	$36,026

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 41

Russell Investment Funds
Aggressive Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2015	15.51	.09	(1.19)	(1.10)	(.10)	(1.38)
December 31, 2014	16.88	.06	.18	.24	(.04)	(1.57)
December 31, 2013	13.02	.08	5.11	5.19	(.07)	(1.26)
December 31, 2012	11.36	.13	1.67	1.80	(.14)	—
December 31, 2011	11.92	.04	(.54)	(.50)	(.06)	—

See accompanying notes which are an integral part of the financial statements.

42 Aggressive Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross	Net(b)	Net Assets(b)	Turnover Rate
(1.48)	12.93	(7.19)	218,063	1.06	1.04	.61	138
(1.61)	15.51	1.56	253,803	1.06	1.01	.35	80
(1.33)	16.88	40.00	237,828	1.05	1.00	.50	77
(.14)	13.02	15.84	185,902	1.09	1.04	1.08	150
(.06)	11.36	(4.20)	177,035	1.08	1.02	.37	105

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 43

Russell Investment Funds
Non-U.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2015 (Unaudited)

Non-U.S. Fund			International Developed Markets Linked Benchmark***
	Total			Total
	Return			Return
1 Year	(1.31)%		1 Year	(2.56)%
5 Years	3.71	%§	5 Years	3.09	%§
10 Years	2.86	%§	10 Years	2.78	%§

Russell Developed ex-U.S. Large Cap® Index Net**
	Total
	Return
1 Year	(2.56)%
5 Years	3.09	%§
10 Years	3.25	%§

44 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

The Non-U.S. Fund (the “Fund”) employs a multi-manager	Pacific ex-Japan and Canada were favorable. Underweights to
approach whereby portions of the Fund are allocated to different	materials and energy paid off as these sectors were the worst hit
money manager strategies. Fund assets not allocated to money	in the period, as did an overweight to information technology. The
managers are managed by Russell Investment Management	Fund’s overweight to higher quality was favorable in the period,
Company (“RIMCo”), the Fund’s advisor. RIMCo may change	partially offset by an underweight to mid cap equities, which
the allocation of the Fund’s assets among money managers at	detracted as mid cap equities broadly outperformed large cap
any time. An exemptive order from the Securities and Exchange	equities.
Commission (“SEC”) permits RIMCo to engage or terminate a	The Fund employs discretionary money managers. The Fund’s
money manager at any time, subject to approval by the Fund’s	discretionary money managers select the individual portfolio
Board, without a shareholder vote. Pursuant to the terms of the	securities for the assets assigned to them. Fund assets not
exemptive order, the Fund is required to notify its shareholders	allocated to discretionary money managers include the Fund’s
within 90 days of when a money manager begins providing	liquidity reserves and assets which may be managed directly
services. As of December 31, 2015, the Fund had four money	by RIMCo to effect the Fund’s investment strategies and/or to
managers.	actively manage the Fund’s overall exposures by investing in
What is the Fund’s investment objective?	securities or other instruments that RIMCo believes will achieve
The Fund seeks to provide long term capital growth.	the desired risk/return profile for the Fund.
With respect to certain of the Fund’s money managers, William
How did the Fund perform relative to its benchmark for the	Blair Investment Management, LLC was the best performing
fiscal year ended December 31, 2015?	money manager in the period and outperformed the Fund’s
For the fiscal year ended December 31, 2015, the Fund lost	benchmark. The manager’s high growth tilt versus the benchmark
1.31%. This is compared to the Fund’s benchmark, the Russell	was favorable, as was the manager’s exposure to higher momentum
Developed ex-U.S. Large Cap Index (Net), which lost 2.56%	stocks.
during the same period. The Fund’s performance includes
operating expenses, whereas index returns are unmanaged and	Barrow, Hanley, Mewhinney & Strauss, LLC was the worst
do not include expenses of any kind.	performing money manager in the period and underperformed
the Fund’s benchmark. The manager’s overweight to value,
For the fiscal year ended December 31, 2015, the Morningstar	underweight to Japan and underweight to consumer discretionary
Insurance Foreign Large blend, a group of funds that Morningstar	were the key detractors. This was partially offset by a favorable
considers to have investment strategies similar to those of the	underweight to Canada and Asia Pacific ex-Japan.
Fund, lost 1.70%. This result serves as a peer comparison and is
expressed net of operating expenses.	During the period, RIMCo utilized a positioning strategy to control
Fund-level exposures and risks through the purchase of a stock
How did the market conditions described in the Market	portfolio. Using the output from a quantitative model, the strategy
Summary report affect the Fund’s performance?	seeks to position the portfolio to meet RIMCo’s overall preferred
The Russell Developed ex-U.S. Large Cap Index (Net) lost	positioning with respect to Fund exposures. Until September
2.56% in the fiscal year ended December 31, 2015. Commodity	2015, the strategy was designed to increase the Fund’s exposure
heavy economies like Canada and Australia lagged significantly	to large cap defensive stocks. In September 2015, RIMCo
during the fiscal year due to a demand slowdown, particularly	increased the Fund’s allocation to the strategy and introduced
from China. Energy and materials were the worst hit sectors as	a multi-factor approach designed to express RIMCo’s preferred
oil prices tumbled to the lowest levels since 2009 and a demand	Fund positioning across multiple factors and sectors, specifically
slowdown in emerging markets caused commodity prices to plunge	increasing the Fund’s value exposure while moderating the Fund’s
significantly. Defensive sectors held up well amid the volatility.	volatility exposure. The positioning strategy’s benchmark-relative
Value underperformed growth, small and mid-cap stocks broadly	performance was slightly positive for the period, mainly driven by
outperformed large cap stocks and higher momentum stocks held	the strategy’s defensive focus.
up well in the period.	In addition, RIMCo utilized equity futures and currency forward
How did the investment strategies and techniques employed	contracts in order to position the portfolio to meet RIMCo’s
by the Fund and its money managers affect its benchmark-	overall preferred positioning with respect to country and currency
relative performance?	exposures. This strategy generated positive performance during
The Fund outperformed its benchmark during the one year period	the fiscal year ended December 31, 2015.
ending December 31, 2015. The Fund’s underweights to Asia

Non-U.S. Fund 45

Russell Investment Funds
Non-U.S. Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

During the period, RIMCo equitized the Fund’s cash using index	Money Managers as of December 31,
futures contracts to provide the Fund with full market exposure.	2015	Styles
This did not have a material impact on the Fund’s performance
	Barrow, Hanley, Mewhinney & Strauss, LLC	Value
for the period.	MFS Institutional Advisors Inc.	Growth
Fair value pricing adjustments on the last business day of	Pzena Investment Management LLC	Value
the period detracted from the Fund’s benchmark-relative	William Blair & Company, LLC	Growth
performance because the Fund’s index does not use fair value	The views expressed in this report reflect those of the
pricing adjustments.	portfolio managers only through the end of the period
covered by the report. These views do not necessarily
Describe any changes to the Fund’s structure or the money	represent the views of RIMCo or any other person in RIMCo
manager line-up.	or any other affiliated organization. These views are
In September 2015, RIMCo implemented the changes to the	subject to change at any time based upon market conditions
positioning strategy described above.	or other events, and RIMCo disclaims any responsibility to
update the views contained herein. These views should not
be relied on as investment advice and, because investment
decisions for a Russell Investment Funds (“RIF”) Fund are
based on numerous factors, should not be relied on as an
indication of investment decisions of any RIF Fund.

* Assumes initial investment on January 1, 2006.

** The Russell Developed ex-U.S. Large Cap® Index Net is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time and is net of tax on dividends from foreign holdings.

*** The International Developed Markets Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The International Developed Markets Linked Benchmark represents the returns of the MSCI
EAFE Index (net of tax on dividends from foreign holdings) through December 31, 2010 and the returns of the Russell Developed ex-U.S. Large Cap® Index Net
thereafter.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.

46 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Shareholder Expense Example — December 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2015 to December 31, 2015.	July 1, 2015	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2015	$927.50	$1,019.91
The information in the table under the heading “Actual	Expenses Paid During Period*	$5.10	$5.35
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 1.05%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Non-U.S. Fund 47

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 92.5%			NetEase, Inc. - ADR	5,688	1,030
Australia - 1.1%			Tencent Holdings, Ltd.	41,300	806
Australia & New Zealand Banking					3,466
Group, Ltd. - ADR	8,107	164
Commonwealth Bank of Australia - ADR	5,014	310	Czech Republic - 0.2%
CSL, Ltd.	1,026	78	CEZ AS	49,075	876
Macquarie Group, Ltd.	22,086	1,320
National Australia Bank, Ltd. - ADR	7,486	163	Denmark - 1.8%
Orica, Ltd.	26,356	295	Carlsberg A/S Class B	5,414	479
Qantas Airways, Ltd.(Æ)	192,943	572	Danske Bank A/S	132,724	3,546
Rio Tinto, Ltd. - ADR	14,872	480	Genmab A/S(Æ)	433	57
Suncorp Group, Ltd.	3,695	32	Novo Nordisk A/S Class B	25,785	1,482
Tabcorp Holdings, Ltd.	75,367	257	TDC A/S	161,296	800
Telstra Corp., Ltd.	12,601	51			6,364
Wesfarmers, Ltd.	3,342	101
Westfield Corp.(ö)	5,574	38	Finland - 0.5%
Westpac Banking Corp.	9,150	222	Fortum OYJ	32,681	490
		4,083	Sampo OYJ Class A	23,413	1,187
					1,677
Austria - 0.7%
Erste Group Bank AG(Æ)	79,816	2,495	France - 9.8%
			Air Liquide SA Class A	11,904	1,337
Belgium - 1.0%			Airbus Group SE	33,100	2,222
Anheuser-Busch InBev SA	12,156	1,502	AXA SA	4,758	130
Groupe Bruxelles Lambert SA	6,447	551	Bouygues SA - ADR	56,560	2,241
KBC Groep NV	22,340	1,397	Bureau Veritas SA	16,736	333
		3,450	Capital Gemini SA	16,864	1,561
			Casino Guichard Perrachon SA	10,600	487
Brazil - 0.5%			Christian Dior SE	148	25
Ambev SA - ADR	64,865	289	Credit Agricole SA	84,828	999
Embraer SA - ADR	56,000	1,655	Danone SA	21,633	1,460
		1,944	Dassault Systemes SA	6,014	481
			Engie SA	54,703	968
Canada - 2.5%			Faurecia	28,368	1,137
Alimentation Couche-Tard, Inc. Class B	27,087	1,192	Hermes International	398	134
BCE, Inc.	1,200	46	JCDecaux SA	16,471	630
Brookfield Asset Management, Inc.			Legrand SA - ADR	13,433	758
Class A	40,375	1,274	L'Oreal SA	2,507	422
Canadian Imperial Bank of Commerce	1,200	79	LVMH Moet Hennessy Louis Vuitton
Canadian National Railway Co.	21,344	1,193	SE - ADR	8,705	1,361
Choice Properties Real Estate			Natixis SA	66,883	378
Investment Trust(ö)	60,800	518	Numericable-SFR SAS(Æ)	10,705	389
Element Financial Corp.(Æ)	37,435	452	Pernod Ricard SA	15,629	1,777
Encana Corp.	60,571	308	Publicis Groupe SA - ADR	23,112	1,533
First Quantum Minerals, Ltd.	64,967	243	Rallye SA(Ñ)	26,700	415
Kinross Gold Corp.(Æ)	185,526	337	Renault SA	6,276	629
Loblaw Cos., Ltd.	9,602	453	Safran SA	12,045	825
MEG Energy Corp. Class A(Æ)	41,162	239	Sanofi - ADR	44,807	3,822
Rogers Communications, Inc. Class B	1,100	38	Schneider Electric SE	52,920	3,013
Royal Bank of Canada - GDR	4,300	230	Technip SA	18,600	919
SNC-Lavalin Group, Inc.	17,306	514	Thales SA	1,978	148
Sun Life Financial, Inc.	1,400	44	Total SA	62,740	2,795
Suncor Energy, Inc.	47,155	1,217	Unibail-Rodamco SE(ö)	282	72
Toronto Dominion Bank	6,100	239	Valeo SA	5,928	915
Yamana Gold, Inc.	165,797	308	Vallourec SA(Ñ)	67,732	629
		8,924	Vinci SA	2,092	134
			Vivendi SA - ADR	3,413	73

China - 1.0%					35,152
Alibaba Group Holding, Ltd. - ADR(Æ)	4,158	338	Germany - 5.9%
Baidu, Inc. - ADR(Æ)	3,537	669	Adidas AG	424	41
Lenovo Group, Ltd.	618,000	623	Allianz SE	4,566	809

See accompanying notes which are an integral part of the financial statements.

48 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
BASF SE	2,695	206	Teva Pharmaceutical Industries, Ltd.	4,277	281
Bayer AG	17,907	2,246			5,357
Bayerische Motoren Werke AG	12,495	1,316
Beiersdorf AG	13,843	1,259	Italy - 2.3%
Continental AG	8,777	2,130	Enel SpA	392,875	1,643
Daimler AG	15,689	1,309	ENI SpA - ADR	224,007	3,320
Deutsche Boerse AG	52,042	4,604	Intesa Sanpaolo SpA	411,428	1,371
Deutsche Post AG	2,795	79	Luxottica Group SpA	434	28
Fresenius Medical Care AG & Co. KGaA	624	53	Snam Rete Gas SpA	110,749	579
Fresenius SE & Co. KGaA	1,103	79	Telecom Italia SpA(Æ)	937,355	1,181
Hannover Rueck SE	5,030	577			8,122
Henkel AG & Co. KGaA	302	29
Linde AG	8,295	1,205	Japan - 15.5%
Merck KGaA	6,418	623	Asahi Group Holdings, Ltd.	1,100	34
MTU Aero Engines AG	3,075	300	Astellas Pharma, Inc.	64,900	922
ProSiebenSat.1 Media SE	10,474	529	Bridgestone Corp.	16,500	565
Rational AG	965	439	Canon, Inc.	72,300	2,191
Rhoen Klinikum AG	3,272	98	Daihatsu Motor Co., Ltd.	98,500	1,327
SAP SE - ADR	16,555	1,319	Dai-ichi Life Insurance Co., Ltd. (The)	47,450	788
Siemens AG	20,274	1,967	Daiichi Sankyo Co., Ltd.	1,700	35
		21,217	Daikin Industries, Ltd.	13,300	968
			Denso Corp.	32,100	1,531
Hong Kong - 2.2%			East Japan Railway Co.	800	75
AIA Group, Ltd.	430,800	2,565	FANUC Corp.	8,700	1,499
China Mobile, Ltd.	92,000	1,031	Fuji Electric Co., Ltd.	482,000	2,021
China Overseas Land & Investment, Ltd.	298,000	1,035	Fuji Heavy Industries, Ltd.	31,800	1,307
Global Brands Group Holding, Ltd.(Æ)	1,936,000	366	Fujitsu, Ltd.	462,000	2,300
Guangdong Investment, Ltd.	583,100	825	Hachijuni Bank, Ltd. (The)	52,000	319
Li & Fung, Ltd.	646,000	436	Hitachi, Ltd.	292,000	1,652
Link (ö)	96,500	576	Honda Motor Co., Ltd.	124,100	3,976
Power Assets Holdings, Ltd.	21,000	193	Hoya Corp.	74,200	3,026
Wharf Holdings, Ltd. (The)	92,000	508	IHI Corp.	469,000	1,289
Wheelock & Co., Ltd.	113,000	474	Iida Group Holdings Co., Ltd.	60,300	1,117
		8,009	Inpex Corp.	70,800	699
			ITOCHU Corp.	134,100	1,581
Hungary - 0.2%			Japan Tobacco, Inc.	26,500	973
OTP Bank PLC	40,825	842	Kansai Electric Power Co., Inc. (The)(Æ)	37,700	451
			Kao Corp.	17,500	898
India - 1.0%			KDDI Corp.	43,900	1,136
HDFC Bank, Ltd. - ADR	25,776	1,589	Keyence Corp.	1,700	933
Housing Development Finance Corp.,			Kyocera Corp.	17,600	816
Ltd.	41,711	792	Mabuchi Motor Co., Ltd.	13,400	724
Tata Consultancy Services, Ltd.	9,539	350	Makita Corp.	12,900	741
Tata Motors, Ltd. - ADR(Æ)	25,257	744	Mitsubishi UFJ Financial Group, Inc.	152,100	941
		3,475	MS&AD Insurance Group Holdings, Inc.	32,100	939
			Murata Manufacturing Co., Ltd.	6,100	876
Indonesia - 0.1%			Nippon Telegraph & Telephone Corp.	2,300	91
Telekomunikasi Indonesia Persero Tbk			Nippon Yusen KK	160,000	388
PT	1,653,100	371	Nitori Holdings Co., Ltd.	8,700	731

Ireland - 1.4%			NTT DOCOMO, Inc.	33,000	676
CRH PLC	95,488	2,772	Ono Pharmaceutical Co., Ltd.	300	53
Kerry Group PLC Class A	437	36	ORIX Corp.	107,500	1,508
Ryanair Holdings PLC - ADR(Æ)	15,633	1,352	Otsuka Holdings Co., Ltd.	1,200	42
XL Group PLC Class A	26,200	1,026	Secom Co., Ltd.	600	41
		5,186	Sekisui House, Ltd.	17,200	289
			Seven & i Holdings Co., Ltd.	2,400	109
Israel - 1.5%			Shimano, Inc.	6,300	965
Check Point Software Technologies, Ltd.			Shin-Etsu Chemical Co., Ltd.	7,000	380
(Æ)	6,705	545	Shionogi & Co., Ltd.	1,100	50
Teva Pharmaceutical Industries, Ltd.			SMC Corp.	1,800	467
- ADR	69,025	4,531	Sompo Japan Nipponkoa Holdings, Inc.	14,700	481

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 49

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Sony Corp.	21,400	524	POSCO	2,850	405
Sumitomo Corp.	139,500	1,421	Samsung Electronics Co., Ltd.	2,335	2,494
Sumitomo Mitsui Financial Group, Inc.	57,000	2,150	Shinhan Financial Group Co., Ltd.(Æ)	29,171	982
Sumitomo Osaka Cement Co., Ltd.	152,000	558			5,602
Takeda Pharmaceutical Co., Ltd.	2,100	105
Terumo Corp.	35,600	1,102	Spain - 1.7%
Tokyo Electric Power Co., Inc.(Æ)	81,100	466	Aena SA(Æ)(Þ)	4,570	521
Tokyo Gas Co., Ltd.	6,000	28	Amadeus IT Holding SA Class A	46,698	2,056
Toyota Motor Corp.	26,400	1,621	Banco de Sabadell SA - ADR	863,900	1,530
Trend Micro, Inc.(Æ)	27,600	1,120	Banco Santander SA - ADR	317,423	1,559
West Japan Railway Co.	8,500	586	Iberdrola SA	15,353	109
Yamaguchi Financial Group, Inc.	43,000	510	Indra Sistemas SA(Æ)(Ñ)	40,975	385
Yamaha Corp.	20,200	488	Industria de Diseno Textil SA	2,490	85
		55,600			6,245

Luxembourg - 0.1%			Sweden - 0.8%
ArcelorMittal(Ñ)	73,067	305	Atlas Copco AB Class A	27,948	681
			Fastighets AB Balder Class B(Æ)	14,746	363
Netherlands - 5.3%			Hennes & Mauritz AB Class B	22,882	815
Aegon NV	138,500	782	Hexagon AB Class B	20,621	764
Akzo Nobel NV	15,998	1,069	Nordea Bank AB	6,552	71
Altice NV Class A(Æ)	9,709	139	Svenska Cellulosa AB SCA Class B	1,856	54
Altice NV Class B(Æ)	8,495	123	Svenska Handelsbanken AB Class A	4,164	55
Delta Lloyd NV	65,200	383	TeliaSonera AB	7,427	37
Heineken NV	6,404	547			2,840
ING Groep NV	423,315	5,697
Koninklijke Ahold NV	2,378	50	Switzerland - 9.0%
Koninklijke KPN NV	518,752	1,959	ABB, Ltd.(Æ)	103,850	1,843
Koninklijke Philips NV	65,700	1,670	ABB, Ltd. - ADR(Æ)	27,600	489
NN Group NV	23,391	823	ACE, Ltd.	7,925	926
NXP Semiconductors NV(Æ)	14,064	1,185	Actelion, Ltd.(Æ)	9,176	1,262
Randstad Holding NV	19,581	1,218	Basellandschaftliche Kantonalbank	41	36
Royal Dutch Shell PLC Class A	121,964	2,794	Basler Kantonalbank	1,574	108
Royal Dutch Shell PLC Class B	7,247	165	Credit Suisse Group AG(Æ)	156,262	3,378
TNT Express NV	42,149	357	GAM Holding AG	25,726	427
		18,961	Givaudan SA(Æ)	28	50
			Helvetia Holding AG	800	450
Norway - 0.4%			Julius Baer Group, Ltd.(Æ)	15,452	741
Orkla ASA	172,600	1,362	Kuehne & Nagel International AG	2,359	323
			Nestle SA	57,623	4,273
Russia - 0.3%			Novartis AG	53,242	4,551
Gazprom PAO - ADR	243,440	902	OC Oerlikon Corp. AG(Æ)	89,600	794
Gazprom PAO - ADR	44,425	163	Partners Group Holding AG	2,875	1,032
		1,065	Roche Holding AG	14,419	3,975
			Sonova Holding AG	2,459	312
Singapore - 1.5%			STMicroelectronics NV	151,025	1,007
DBS Group Holdings, Ltd.	103,000	1,206	Swiss Life Holding AG(Æ)	3,700	993
Jardine Cycle & Carriage, Ltd.	69,600	1,699	Swisscom AG	73	36
Oversea-Chinese Banking Corp., Ltd.	8,800	54	Transocean, Ltd.(Ñ)	34,542	430
Singapore Telecommunications, Ltd.	107,000	275	UBS Group AG	177,733	3,420
United Overseas Bank, Ltd.	139,100	1,915	Wolseley PLC - ADR	21,073	1,146
Wilmar International, Ltd.	27,900	57	Zurich Insurance Group AG(Æ)	1,043	266
		5,206			32,268

South Africa - 0.2%			Taiwan - 1.5%
Bidvest Group, Ltd. (The)	27,108	575	Compal Electronics, Inc.	1,318,000	738
Discovery Holdings, Ltd.	34,763	298	Hon Hai Precision Industry Co., Ltd.(Æ)	259,273	634
		873	Taiwan Semiconductor Manufacturing

South Korea - 1.6%			Co., Ltd.	312,000	1,346
Hana Financial Group, Inc.	39,715	795	Taiwan Semiconductor Manufacturing
Hankook Tire Co., Ltd.(Æ)	23,200	926	Co., Ltd. - ADR	67,368	1,533

See accompanying notes which are an integral part of the financial statements.

50 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Teco Electric and Machinery Co., Ltd.	1,419,600	1,129	WPP PLC	238,963		5,501
		5,380				68,637

Thailand - 0.4%			United States - 1.4%
Bangkok Bank PCL	60,900	260	Horizon Pharma PLC(Æ)(Ñ)	14,843		322
Charoen Pokphand Foods PCL	2,122,500	1,074	Joy Global, Inc.(Ñ)	7,800		98
		1,334	News Corp. Class A	104,450		1,396
			News Corp. Class B	32,285		450
United Kingdom - 19.1%			Philip Morris International, Inc.	10,500		923
Amec Foster Wheeler PLC - GDR	36,900	233	Valeant Pharmaceuticals International,
ARM Holdings PLC	33,536	506	Inc.(Æ)	4,408		448
Associated British Foods PLC	1,093	54	Yum! Brands, Inc.	16,405		1,199
Aviva PLC	156,536	1,183				4,836
Barclays PLC	641,600	2,077
Barratt Developments PLC	54,905	503	Total Common Stocks
Berkeley Group Holdings PLC	10,146	551	(cost $303,794)			331,524
BG Group PLC	30,401	441
BP PLC	553,247	2,883	Preferred Stocks - 0.8%
BP PLC - ADR	27,000	844	Brazil - 0.0%
British American Tobacco PLC	2,963	165	Usinas Siderurgicas de Minas Gerais SA	332,575		129
British Land Co. PLC (The)(ö)	2,953	34
Capital & Counties Properties PLC	80,236	521	Germany - 0.7%
CNH Industrial NV	189,200	1,290	Bayerische Motoren Werke AG	3,565		299
CNH Industrial NV(Ñ)	47,200	323	Henkel AG & Co. KGaA	517		58
Compass Group PLC	215,302	3,726	Porsche Automobil Holding SE	7,868		426
Dairy Crest Group PLC	175,109	1,755	Volkswagen AG	10,792		1,563
Delphi Automotive PLC	5,086	436				2,346
Diageo PLC	60,730	1,657
DS Smith PLC Class F	557,970	3,254	Sweden - 0.1%
Fiat Chrysler Automobiles NV	14,483	199	Fastighets AB Balder(Æ)	7,266		268
GlaxoSmithKline PLC - ADR	151,066	3,050
HSBC Holdings PLC	411,876	3,250	Total Preferred Stocks
IG Group Holdings PLC	59,594	702	(cost $3,591)			2,743
Imperial Tobacco Group PLC	116,436	6,123
InterContinental Hotels Group PLC	20,581	799	Short-Term Investments - 4.8%
Intermediate Capital Group PLC	56,540	522	United States - 4.8%
Kingfisher PLC	451,405	2,186	Russell U.S. Cash Management Fund	17,236,025	(8)	17,236
Land Securities Group PLC(ö)	30,707	532	Total Short-Term Investments
Legal & General Group PLC	16,453	65	(cost $17,236)			17,236
National Grid PLC	168,191	2,313
Next PLC	454	49	Other Securities - 0.8%
Prudential PLC	73,282	1,641	Russell U.S. Cash Collateral Fund(×)	2,761,054	(8)	2,761
Reckitt Benckiser Group PLC	28,524	2,626	Total Other Securities
RELX NV	2,766	47	(cost $2,761)			2,761
RELX PLC	73,589	1,290
Rio Tinto PLC	31,868	928	Total Investments 98.9%
Rolls-Royce Holdings PLC(Æ)	193,859	1,641	(identified cost $327,382)			354,264
Royal Bank of Scotland Group PLC(Æ)	252,470	1,117
Royal Mail PLC	48,653	317	Other Assets and Liabilities, Net
RSA Insurance Group PLC	195,656	1,229	- 1.1%			3,861
Sky PLC	87,641	1,434	Net Assets - 100.0%			358,125
Smith & Nephew PLC	2,719	48
Smiths Group PLC	39,910	552
St. James's Place PLC	51,872	765
Standard Chartered PLC	31,973	265
Travis Perkins PLC	55,375	1,600
Unilever NV	23,638	1,024
Unilever PLC	3,891	167
Vodafone Group PLC	861,365	2,786
Whitbread PLC	527	34
Willis Group Holdings PLC	28,800	1,399

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 51

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
CAC40 Index Futures			52	EUR	2,412	01/16	36
Dow Jones Index Futures			8	EUR	2,154	03/16	65
EURO STOXX 50 Index Futures			190	EUR	6,236	03/16	119
FTSE 100 Index Futures			44	GBP	2,727	03/16	165
Hang Seng Index Futures			5	HKD	5,478	01/16	(5)
S&P/TSX 60 Index Futures			108	CAD	16,435	03/16	170
SPI 200 Index Futures			121	AUD	15,902	03/16	843
TOPIX Index Futures			138	JPY	2,135,550	03/16	(257)
Short Positions
FTSE 100 Index Futures			98	GBP	6,074	03/16	(368)
Hang Seng Index Futures			17	HKD	18,624	01/16	16
MSCI Emerging Markets Mini Index Futures			297	USD	11,694	03/16	(92)
S&P 500 E-Mini Index Futures			119	USD	12,110	03/16	32
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							724

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Bank of America	USD	537		AUD	750	03/16/16	8
Bank of America	USD	655		CAD	900	03/16/16	(5)
Bank of America	USD	3,939		EUR	3,600	03/16/16	(20)
Bank of America	USD	222		GBP	150	03/16/16	(1)
Bank of America	USD	1,504		GBP	1,000	03/16/16	(29)
Bank of America	USD	323		HKD	2,500	03/16/16	—
Bank of America	USD	29		JPY	3,547	01/04/16	—
Bank of America	USD	19		JPY	2,231	01/05/16	—
Bank of America	USD	11		JPY	1,339	01/06/16	—
Bank of America	USD	1,894		JPY	230,000	03/16/16	23
Bank of America	AUD	170		USD	123	03/16/16	(1)
Bank of America	AUD	400		USD	287	03/16/16	(4)
Bank of America	AUD	500		USD	363	03/16/16	—
Bank of America	CAD	250		USD	180	03/16/16	(1)
Bank of America	EUR	200		USD	218	03/16/16	—
Bank of America	EUR	1,000		USD	1,100	03/16/16	11
Bank of America	GBP	400		USD	595	03/16/16	5
Bank of America	HKD	800		USD	103	03/16/16	—
Bank of America	JPY	80,000		USD	666	03/16/16	(1)
Bank of New York	CAD	39		USD	28	01/04/16	—
BNP Paribas	USD	326		AUD	460	03/16/16	8
BNP Paribas	USD	220		EUR	200	03/16/16	(3)
BNP Paribas	USD	91		GBP	60	03/16/16	(2)
BNP Paribas	USD	166		JPY	20,000	03/16/16	1
BNP Paribas	AUD	250		USD	180	03/16/16	(2)
BNP Paribas	CAD	195		USD	140	03/16/16	(1)
BNP Paribas	CAD	300		USD	217	03/16/16	1
BNP Paribas	EUR	300		USD	325	03/16/16	(2)
BNP Paribas	EUR	1,100		USD	1,202	03/16/16	4
BNP Paribas	GBP	350		USD	525	03/16/16	9
BNP Paribas	HKD	1,000		USD	129	03/16/16	—
BNP Paribas	JPY	90,000		USD	738	03/16/16	(12)
Citigroup	USD	5		GBP	3	01/04/16	—
Citigroup	CAD	11		USD	8	01/05/16	—
Citigroup	EUR	11		USD	12	01/04/16	—
Deutsche Bank	AUD	100		USD	72	03/16/16	(1)
Deutsche Bank	EUR	500		USD	546	03/16/16	2
Deutsche Bank	JPY	20,000		USD	163	03/16/16	(4)
HSBC	USD	145		AUD	200	03/16/16	—

See accompanying notes which are an integral part of the financial statements.

52 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
HSBC	USD	502	AUD	701	03/16/16	7
HSBC	USD	181	CAD	250	03/16/16	—
HSBC	USD	649	CAD	882	03/16/16	(11)
HSBC	USD	1,096	EUR	1,000	03/16/16	(7)
HSBC	USD	3,935	EUR	3,602	03/16/16	(14)
HSBC	USD	445	GBP	300	03/16/16	(3)
HSBC	USD	1,484	GBP	989	03/16/16	(25)
HSBC	USD	129	HKD	1,000	03/16/16	—
HSBC	USD	524	HKD	4,058	03/16/16	—
HSBC	USD	499	JPY	60,000	03/16/16	1
HSBC	USD	1,695	JPY	207,843	03/16/16	36
HSBC	HKD	18,500	USD	2,388	03/16/16	—
Royal Bank of Canada	USD	503	AUD	701	03/16/16	6
Royal Bank of Canada	USD	3,084	AUD	4,300	03/16/16	39
Royal Bank of Canada	USD	649	CAD	882	03/16/16	(11)
Royal Bank of Canada	USD	3,311	CAD	4,500	03/16/16	(58)
Royal Bank of Canada	USD	657	EUR	600	03/16/16	(4)
Royal Bank of Canada	USD	3,930	EUR	3,602	03/16/16	(9)
Royal Bank of Canada	USD	1,484	GBP	989	03/16/16	(26)
Royal Bank of Canada	USD	3,260	GBP	2,150	03/16/16	(91)
Royal Bank of Canada	USD	1,694	JPY	207,843	03/16/16	38
Royal Bank of Canada	AUD	477	USD	341	03/16/16	(5)
Royal Bank of Canada	EUR	15,000	USD	16,521	03/16/16	189
Royal Bank of Canada	HKD	1,000	USD	129	03/16/16	—
Royal Bank of Canada	JPY	400,000	USD	3,297	03/16/16	(36)
State Street	USD	9,977	AUD	13,900	03/16/16	116
State Street	USD	9,980	CAD	13,570	03/16/16	(171)
State Street	USD	8	EUR	7	01/04/16	—
State Street	USD	137	EUR	125	01/04/16	(1)
State Street	USD	51	EUR	47	01/05/16	—
State Street	USD	109	EUR	100	03/16/16	—
State Street	USD	1,855	EUR	1,700	03/16/16	(5)
State Street	USD	179	GBP	120	03/16/16	(2)
State Street	USD	248	JPY	30,000	03/16/16	2
State Street	USD	13,379	JPY	1,640,773	03/16/16	294
State Street	CAD	23	USD	16	01/04/16	—
State Street	CAD	120	USD	88	03/16/16	2
State Street	GBP	15	USD	23	01/04/16	—
State Street	GBP	33	USD	49	01/04/16	—
State Street	GBP	160	USD	243	03/16/16	7
State Street	GBP	5,700	USD	8,553	03/16/16	149
State Street	JPY	20,000	USD	166	03/16/16	—
UBS	USD	73	CAD	100	03/16/16	(1)
UBS	USD	152	GBP	100	03/16/16	(4)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						385

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Common Stocks
Australia	$—	$4,083	$—	$4,083	1.1
Austria	—	2,495	—	2,495	0.7
Belgium	—	3,450	—	3,450	1.0
Brazil	1,944	—	—	1,944	0.5
Canada	8,924	—	—	8,924	2.5
China	2,037	1,429	—	3,466	1.0
Czech Republic	—	876	—	876	0.2
Denmark	—	6,364	—	6,364	1.8

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 53

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2015

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Finland	—	1,677	—	1,677	0.5
France	—	35,152	—	35,152	9.8
Germany	—	21,217	—	21,217	5.9
Hong Kong	—	8,009	—	8,009	2.2
Hungary	—	842	—	842	0.2
India	2,333	1,142	—	3,475	1.0
Indonesia	—	371	—	371	0.1
Ireland	2,378	2,808	—	5,186	1.4
Israel	5,076	281	—	5,357	1.5
Italy	—	8,122	—	8,122	2.3
Japan	—	55,600	—	55,600	15.5
Luxembourg	—	305	—	305	0.1
Netherlands	1,185	17,776	—	18,961	5.3
Norway	—	1,362	—	1,362	0.4
Russia	163	902	—	1,065	0.3
Singapore	—	5,206	—	5,206	1.5
South Africa	—	873	—	873	0.2
South Korea	—	5,602	—	5,602	1.6
Spain	—	6,245	—	6,245	1.7
Sweden	—	2,840	—	2,840	0.8
Switzerland	1,415	30,853	—	32,268	9.0
Taiwan	1,533	3,847	—	5,380	1.5
Thailand	—	1,334	—	1,334	0.4
United Kingdom	3,002	65,635	—	68,637	19.1
United States	4,836	—	—	4,836	1.4
Preferred Stocks	—	2,743	—	2,743	0.8
Short-Term Investments	—	17,236	—	17,236	4.8
Other Securities	—	2,761	—	2,761	0.8
Total Investments	34,826	319,438	—	354,264	98.9
Other Assets and Liabilities, Net					1.1
					100.0

Other Financial Instruments
Futures Contracts	724	—	—	724	0.2
Foreign Currency Exchange Contracts	—	385	—	385	0.1
Total Other Financial Instruments*	$724	$385	$—	$1,109

*   Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2015, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

54 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Fair Value of Derivative Instruments — December 31, 2015

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$958
Variation margin on futures contracts*	1,446	—
Total	$1,446	$958

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$722	$—
Unrealized depreciation on foreign currency exchange contracts	—	573
Total	$722	$573
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$3,197	$—
Foreign currency-related transactions**	—	(1,474)
Total	$3,197	$(1,474)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$460	$—
Foreign currency-related transactions***	—	654
Total	$460	$654

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 55

Russell Investment Funds
Non-U.S. Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
			Amounts		of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value		$2,566	$—	$2,566
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		958	—	958
Futures Contracts	Variation margin on futures contracts		187	—	187
Total Financial and Derivative Assets			3,711	—	3,711
Financial and Derivative Assets not subject to a netting agreement			(187)	—	(187)
Total Financial and Derivative Assets subject to a netting agreement			$3,524	$—	$3,524

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities

		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Received^	Net Amount
Bank of America		$47	$47	$—	$—
BNP Paribas		24	22	—	2
Citigroup		398	—	398	—
Credit Suisse		708	—	708	—
Deutsche Bank		596	2	594	—
Fidelity		68	—	68	—
HSBC		45	45	—	—
JPMorgan Chase		250	—	250	—
Merrill Lynch		137	—	137	—
Morgan Stanley		410	—	410	—
Royal Bank of Canada		272	240	—	32
State Street		569	177	—	392
Total		$3,524	$533	$2,565	$426

See accompanying notes which are an integral part of the financial statements.

56 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
December 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$234	$—	$234
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	573	—	573
Total Financial and Derivative Liabilities		807	—	807
Financial and Derivative Liabilities not subject to a netting agreement		(235)	—	(235)
Total Financial and Derivative Liabilities subject to a netting agreement		$572	$—	$572

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$63	$47	$—	$16
BNP Paribas	22	22	—	—
Deutsche Bank	4	2	—	2
HSBC	61	45	—	16
Royal Bank of Canada	240	240	—	—
State Street	177	177	—	—
UBS	5	—	—	5
Total	$572	$533	$—	$39

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 57

Russell Investment Funds
Non-U.S. Fund

Statement of Assets and Liabilities — December 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$327,382
Investments, at fair value(*)(>)	354,264
Cash	10
Cash (restricted)(a)	5,600
Foreign currency holdings(^)	389
Unrealized appreciation on foreign currency exchange contracts	958
Receivables:
Dividends and interest	384
Dividends from affiliated Russell funds	2
Investments sold	203
Fund shares sold	66
Foreign capital gains taxes recoverable	434
Variation margin on futures contracts	187
Total assets	362,497

Liabilities
Payables:
Investments purchased	311
Fund shares redeemed	89
Accrued fees to affiliates	294
Other accrued expenses	110
Variation margin on futures contracts	234
Unrealized depreciation on foreign currency exchange contracts	573
Payable upon return of securities loaned	2,761
Total liabilities	4,372

Net Assets	$358,125

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$3,346
Accumulated net realized gain (loss)	(38,270)
Unrealized appreciation (depreciation) on:
Investments	26,882
Futures contracts	724
Foreign currency-related transactions	340
Shares of beneficial interest	318
Additional paid-in capital	364,785
Net Assets	$358,125

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$11.26
Net assets	$358,125,170
Shares outstanding ($.01 par value)	31,793,237
Amounts in thousands
(^) Foreign currency holdings - cost	$391
(*) Securities on loan included in investments	$2,566
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$19,997

(a) Cash Collateral for Futures	$5,600
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

58 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Statement of Operations — For the Period Ended December 31, 2015

Amounts in thousands
Investment Income
Dividends	$10,748
Dividends from affiliated Russell funds	17
Securities lending income	175
Less foreign taxes withheld	(876)
Total investment income	10,064

Expenses
Advisory fees	3,433
Administrative fees	191
Custodian fees	222
Transfer agent fees	17
Professional fees	100
Trustees’ fees	10
Printing fees	39
Miscellaneous	15
Expenses before reductions	4,027
Expense reductions	(64)
Net expenses	3,963
Net investment income (loss)	6,101

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	10,484
Futures contracts	3,197
Foreign currency-related transactions	(1,648)
Net realized gain (loss)	12,033
Net change in unrealized appreciation (depreciation) on:
Investments	(22,397)
Futures contracts	460
Foreign currency-related transactions	650
Net change in unrealized appreciation (depreciation)	(21,287)
Net realized and unrealized gain (loss)	(9,254)
Net Increase (Decrease) in Net Assets from Operations	$(3,153)

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 59

Russell Investment Funds
Non-U.S. Fund

Statements of Changes in Net Assets

		For the Periods Ended December 31,
Amounts in thousands			2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)			$6,101	$8,571
Net realized gain (loss)			12,033	18,292
Net change in unrealized appreciation (depreciation)			(21,287)	(44,306)
Net increase (decrease) in net assets from operations			(3,153)	(17,443)

Distributions
From net investment income			(4,414)	(7,880)
Net decrease in net assets from distributions			(4,414)	(7,880)

Share Transactions*
Net increase (decrease) in net assets from share transactions			(13,983)	(23,519)
Total Net Increase (Decrease) in Net Assets			(21,550)	(48,842)

Net Assets
Beginning of period			379,675	428,517
End of period			$358,125	$379,675
Undistributed (overdistributed) net investment income included in net assets			$3,346	$2,394

* Share transaction amounts (in thousands) for the periods ended December 31, 2015 and December 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	1,896	$22,297	1,560	$18,824
Proceeds from reinvestment of distributions	371	4,414	660	7,880
Payments for shares redeemed	(3,384)	(40,694)	(4,102)	(50,223)
Total increase (decrease)	(1,117)	$(13,983)	(1,882)	$(23,519)

See accompanying notes which are an integral part of the financial statements.

60 Non-U.S. Fund

(This page intentionally left blank)

Russell Investment Funds
Non-U.S. Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Total Distributions
December 31, 2015	11.54	.19	(.33)	(.14)	(.14)	(.14)
December 31, 2014	12.32	.26	(.80)	(.54)	(.24)	(.24)
December 31, 2013	10.31	.18	2.05	2.23	(.22)	(.22)
December 31, 2012	8.75	.18	1.55	1.73	(.17)	(.17)
December 31, 2011	10.21	.17	(1.46)	(1.29)	(.17)	(.17)

See accompanying notes which are an integral part of the financial statements.

62 Non-U.S. Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(d)	(000)	Gross	Net(b)	Net Assets(b)	Turnover Rate
11.26	(1.31)	358,125	1.06	1.04	1.60	35
11.54	(4.45)	379,675	1.08	1.03	2.13	32
12.32	21.91	428,517	1.04	.99	1.76	36
10.31	19.81	356,856	1.07	1.01	1.94	47
8.75	(12.88)	329,578	1.10	1.04	1.74	49

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 63

Russell Investment Funds
Core Bond Fund

Portfolio Management Discussion and Analysis — December 31, 2015 (Unaudited)

Core Bond Fund			Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	(0.14)%		1 Year	0.55%
5 Years	3.32	%§	5 Years	3.25	%§
10 Years	4.87	%§	10 Years	4.51	%§

64 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

The Core Bond Fund (the “Fund”) employs a multi-manager	How did the investment strategies and techniques employed
approach whereby portions of the Fund are allocated to different	by the Fund and its money managers affect its benchmark
money manager strategies. Fund assets not allocated to money	relative performance?
managers are managed by Russell Investment Management	The Fund employs discretionary money managers. The Fund’s
Company (“RIMCo”), the Fund’s advisor. RIMCo may change	discretionary money managers select the individual portfolio
the allocation of the Fund’s assets among money managers at	securities for the assets assigned to them. Fund assets not
any time. An exemptive order from the Securities and Exchange	allocated to discretionary money managers include the Fund’s
Commission (“SEC”) permits RIMCo to engage or terminate a	liquidity reserves and assets which may be managed directly
money manager at any time, subject to approval by the Fund’s	by RIMCo to effect the Fund’s investment strategies and/or to
Board, without a shareholder vote. Pursuant to the terms of the	actively manage the Fund’s overall exposures by investing in
exemptive order, the Fund is required to notify its shareholders	securities or other instruments that RIMCo believes will achieve
within 90 days of when a money manager begins providing	the desired risk/return profile for the Fund.
services. As of December 31, 2015, the Fund had five money
managers.	With respect to certain of the Fund’s money managers, Macro
Currency Group, a currency specialist within the Fund, was the
What is the Fund’s investment objective?	largest positive contributor during the year and outperformed the
The Fund seeks to provide current income, and as a secondary	Fund’s benchmark. Key contributors to outperformance included
objective, capital appreciation.	a long position to the U.S. dollar, short position to the euro, and management of the New Zealand dollar (in particular, a short
How did the Fund perform relative to its benchmark for the	position early in the year and long position in the fourth quarter).
fiscal year ended December 31, 2015
For the fiscal year ended December 31, 2015, the Fund lost	Colchester Global Investors Limited, a global rates and currency
0.14%. This is compared to the Fund’s benchmark, the Barclays	specialist within the Fund, was the largest detractor during the
U.S. Aggregate Bond Index, which gained 0.55% during the same	year and underperformed the Fund’s benchmark. A number of
period. The Fund’s performance includes operating expenses,	long emerging market currency positions, including the South
whereas index returns are unmanaged and do not include	African rand and Brazilian real, against shorts to the New Zealand
expenses of any kind.	dollar and Norwegian krone, were key detractors during the year.
Long duration positions to Brazilian and South African bonds and
For the fiscal year ended December 31, 2015, the Morningstar	short positions to Europe and the UK also detracted.
Insurance Intermediate-Term Bond, a group of funds that
Morningstar considers to have investment strategies similar	During the period, RIMCo utilized futures and swaps to seek to
to those of the Fund, lost 0.30%. This result serves as a peer	achieve the Fund benchmark’s duration exposures with respect to
comparison and is expressed net of operating expenses.	the portion of the Fund allocated to cash reserves. This performed as intended and was a positive in terms of benchmark-relative
How did the market conditions described in the Market	performance.
Summary report affect the Fund’s performance?	RIMCo also managed a three-pronged strategy to seek to generate
The underperformance of credit, particularly high yield corporate	active returns through currency positioning by supplementing the
credit, negatively impacted the Fund’s performance, given its	Fund’s existing active currency mandate with a more mechanistic
strategic overweight to credit risk. This was the largest detractor	strategy and to further reduce the Fund’s reliance on traditional
from benchmark-relative performance during the year.	fixed income market risks. This approach incorporates a currency
From a sector perspective, the Fund’s overweight to corporate	overlay, an index replication and an enhanced cash strategy.
credit versus securitized assets (particularly agency mortgages)	The currency overlay utilizes currency forward contracts to take
also detracted, as commodity prices impacted a large number	long and short positions in global foreign exchange markets.
of corporate issuers and illiquidity concerns saw spreads move	Because the currency overlay is an out-of-benchmark position,
wider across the corporate market, particularly for high yield	RIMCo managed an index replication strategy in connection
corporate bonds. Within corporate, industrials underperformed	with the currency overlay to provide benchmark-like exposure to
significantly, given the inclusion of oil and commodity-related	its overall strategy. The enhanced cash strategy is designed to
issuers. The Fund’s overweight to financials versus industrials	provide for modest returns on the cash held in connection with the
contributed positively in this environment.	currency overlay and index replication strategies. For the fiscal year, the currency overlay strategy was positive for the Fund’s

Core Bond Fund 65

Russell Investment Funds
Core Bond Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

benchmark-relative performance, as was the underlying index	Money Managers as of December 31,
replication strategy.	2015	Styles
RIMCo also implemented tactical ‘tilts’ based on its judgments	Colchester Global Investors Limited	Fully discretionary
regarding shorter-term opportunities to seek to generate returns	Logan Circle Partners, L.P.	Fully discretionary
and/or mitigate risk by purchasing and shorting U.S. Treasury	Macro Currency Group – an investment
futures, credit derivative instruments and currency forward	group within Principal Global Investors
contracts. These tilts had a modestly negative impact on overall	LLC*	Sector Specialist
	Metropolitan West Asset Management, LLC	Fully discretionary
Fund performance during the year as futures positions detracted,	Scout Investments, Inc.	Fully discretionary
though credit positions were positive and helped to partially offset this.
RIMCo’s tactical weighting decisions among the Fund’s strategies	* Principal Global Investors LLC is the asset management arm of the Principal
Financial Group® (The Principal®), which includes various member companies
had a mixed impact on performance over the year. Marginal tilts	including Principal Global Investors LLC, Principal Global Investors (Europe)
toward credit-focused managers (Logan Circle Partners, L.P. in	Limited, and others. The Macro Currency Group is the specialist currency
particular) detracted, and a tilt toward outperforming currency	investment group within Principal Global Investors. Where used herein, Macro
Currency Group means Principal Global Investors LLC.
strategies (namely Macro Currency Group) added value.
The views expressed in this report reflect those of the portfolio
Describe any changes to the Fund’s structure or the money	managers only through the end of the period covered by
manager line-up.	the report. These views do not necessarily represent the
In mid- November, RIMCo expanded its currency overlay to	views of RIMCo, or any other person in RIMCo or any other
include emerging market currencies and expanded the universe	affiliated organization. These views are subject to change
of eligible developed market currencies.	at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on
as investment advice and, because investment decisions
for a Russell Investment Funds (“RIF”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIF Fund.

* Assumes initial investment on January 1, 2006.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.

66 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Shareholder Expense Example — December 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you costs: (1) transaction costs,	addition, if these transactional costs were included, your costs
and (2) ongoing costs, including advisory and administrative	would have been higher. The fees and expenses shown in this on
fees and other Fund expenses. The Example is intended to help	do not reflect any Insurance Company Separate Account Policy
you understand your ongoing costs (in dollars) of investing in	Charges.
the Fund and to compare these costs with the ongoing costs of			Hypothetical
investing in other mutual funds. The Example is based on an			Performance (5%
investment of $1,000 invested at the beginning of the period and		Actual	return before
held for the entire period indicated, which for this Fund is from		Performance	expenses)
Beginning Account Value
July 1, 2015 to December 31, 2015.	July 1, 2015	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2015	$998.60	$1,021.98
The information in the table under the heading “Actual	Expenses Paid During Period*	$3.22	$3.26
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.64%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Core Bond Fund 67

Russell Investment Funds
Core Bond Fund

Schedule of Investments — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Long-Term Investments - 80.2%			Series 2013-1 Class A2
Asset-Backed Securities - 6.4%			1.050% due 08/14/20 (Þ)	125	125
			Series 2014-1 Class A2
Access Group, Inc.			1.060% due 11/15/21 (Þ)	249	248
Series 2003-A Class A2
1.225% due 07/01/38 (Ê)	296	292	Chase Issuance Trust
			Series 2007-A2 Class A2
Series 2006-1 Class B			0.217% due 04/15/19 (Ê)	540	538
0.683% due 08/25/37 (Ê)	84	75
			Series 2014-A8 Class A8
Series 2015-1 Class A			0.436% due 11/15/18 (Ê)	500	500
0.887% due 07/25/56 (Ê)(Þ)	791	791
Ally Auto Receivables Trust			Chesapeake Funding LLC
			Series 2014-1A Class C
Series 2013-1 Class A3			1.368% due 03/07/26 (Ê)(Þ)	500	500
0.630% due 05/15/17	102	102
Series 2014-2 Class A2			CIT Education Loan Trust
0.680% due 07/17/17	278	278	Series 2007-1 Class A
			0.371% due 03/25/42 (Ê)(Þ)	334	308
Ally Master Owner Trust
Series 2013-1 Class A2			Citibank Credit Card Issuance Trust
1.000% due 02/15/18	835	835	Series 2006-A7 Class A7
AmeriCredit Automobile Receivables			0.301% due 12/17/18 (Ê)	1,295	1,292
Trust			Series 2014-A3 Class A3
Series 2013-1 Class B			0.367% due 05/09/18 (Ê)	540	540
1.070% due 03/08/18	861	860	Citigroup Mortgage Loan Trust, Inc.
Series 2014-2 Class A2A			Series 2007-WFH1 Class A3
0.540% due 10/10/17	66	66	0.337% due 01/25/37 (Ê)	437	431
Series 2014-2 Class A2B			Series 2007-WFH1 Class A4
0.448% due 10/10/17 (Ê)	188	188	0.370% due 01/25/37 (Ê)	934	873
Ameriquest Mortgage Securities,			CNH Equipment Trust
Inc. Asset Backed Pass-Through			Series 2012-D Class A3
Certificates			0.650% due 04/16/18	18	18
Series 2005-R5 Class M1			Countrywide Asset-Backed Certificates
0.600% due 07/25/35 (Ê)	439	439	Series 2007-4 Class A2
Asset Backed Securities Corp. Home			5.529% due 04/25/47	105	114
Equity Loan Trust			DRB Prime Student Loan Trust
Series 2005-HE5 Class M3			Series 2015-D Class A2
0.890% due 06/25/35 (Ê)	1,050	989	3.200% due 01/25/40 (Þ)	1,455	1,414
Series 2006-HE5 Class A5			Education Loan Asset-Backed Trust I
0.395% due 07/25/36 (Ê)	1,200	1,001	Series 2013-1 Class B1
BA Credit Card Trust			1.169% due 11/25/33 (Ê)(Þ)	928	867
Series 2007-A1 Class A1			Educational Funding of the South, Inc.
5.170% due 06/15/19	1,500	1,560	Series 2011-1 Class A2
Bank of The West Auto Trust			0.970% due 04/25/35 (Ê)	375	366
Series 2014-1 Class A3			EFS Volunteer LLC
1.090% due 03/15/19 (Þ)	1,130	1,126	Series 2010-1 Class A2
Bayview Financial Acquisition Trust			1.084% due 10/25/35 (Ê)(Þ)	500	486
Series 2006-A Class 1A3			Exeter Automobile Receivables Trust
5.865% due 02/28/41	173	182	Series 2014-1A Class A
Bear Stearns Asset-Backed Securities			1.290% due 05/15/18 (Þ)	137	136
I Trust			Fannie Mae Grantor Trust
Series 2005-FR1 Class M1			Series 2003-T4 Class 2A5
0.670% due 06/25/35 (Ê)	365	362	5.224% due 09/26/33	45	49
BMW Vehicle Owner Trust			Federal Home Loan Mortgage Corp.
Series 2013-A Class A3			Structured Pass-Through Securities
0.670% due 11/27/17	837	836	Series 2000-30 Class A5
Brazos Higher Education Authority, Inc.			7.572% due 12/25/30	30	31
Series 2010-1 Class A2			Ford Credit Auto Owner Trust
1.482% due 02/25/35 (Ê)	500	490	Series 2012-D Class A3
Series 2011-2 Class A3			0.510% due 04/15/17	2	2
1.234% due 10/27/36 (Ê)	410	395	Series 2013-A Class A3
CarFinance Capital Auto Trust			0.550% due 07/15/17	68	68
Series 2014-1A Class A			Series 2013-C Class A3
1.460% due 12/17/18 (Þ)	315	315	0.820% due 12/15/17	297	297
CarMax Auto Owner Trust			Series 2014-A Class A3
Series 2013-1 Class A3			0.790% due 05/15/18	638	638
0.600% due 10/16/17	335	335	GM Financial Automobile Leasing Trust
CCG Receivables Trust			Series 2015-3 Class A3
			1.690% due 03/20/19	565	561

See accompanying notes which are an integral part of the financial statements.

68 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Green Tree			Series 2014-3 Class A
Series 2008-MH1 Class A2			0.786% due 03/25/43 (Ê)	872	828
8.970% due 04/25/38 (Þ)	209	213	Series 2014-4 Class A
Hertz Vehicle Financing LLC			0.786% due 03/25/43 (Ê)	740	710
Series 2013-1A Class A1			Nelnet Student Loan Trust
1.120% due 08/25/17 (Þ)	720	718	Series 2014-4A Class A2
Series 2015-2A Class A			1.119% due 11/25/43 (Ê)(Þ)	470	430
2.020% due 09/25/19 (Þ)	920	907	Series 2015-2A Class A2
Higher Education Funding I			0.821% due 09/25/42 (Ê)(Þ)	950	922
Series 2014-1 Class A			Nissan Auto Receivables Owner Trust
1.283% due 05/25/34 (Ê)(Þ)	429	423	Series 2013-C Class A3
Honda Auto Receivables Owner Trust			0.670% due 08/15/18	332	331
Series 2013-2 Class A3			Series 2014-A Class A3
0.530% due 02/16/17	283	283	0.720% due 08/15/18	207	206
Series 2014-2 Class A3			Northstar Education Finance, Inc.
0.770% due 03/19/18	245	244	Series 2007-1 Class A1
Series 2015-3 Class A2			0.333% due 04/28/30 (Ê)	475	431
0.920% due 11/20/17	155	155	Popular ABS Mortgage Pass-Through
Hyundai Auto Receivables Trust			Trust
Series 2013-A Class A3			Series 2006-C Class A4
0.560% due 07/17/17	224	224	0.420% due 07/25/36 (Ê)	1,380	1,307
Series 2013-C Class A3			Series 2006-D Class A3
1.010% due 02/15/18	1,595	1,593	0.481% due 11/25/46 (Ê)	1,500	1,311
Series 2014-A Class A3			Prestige Auto Receivables Trust
0.790% due 07/16/18	412	411	Series 2014-1A Class A3
JGWPT XXX LLC			1.520% due 04/15/20 (Þ)	403	402
Series 2013-3A Class A			Purchasing Power Funding LLC
4.080% due 01/17/73 (Þ)	279	290	Series 2015-A Class A1
JGWPT XXXII LLC			3.500% due 12/15/19	565	564
Series 2014-2A Class A			RAMP Trust
3.610% due 01/17/73 (Þ)	379	380	Series 2003-RS9 Class AI6A
JPMorgan Mortgage Acquisition Corp.			5.982% due 10/25/33	240	253
Series 2007-HE1 Class AF6			Series 2003-RS11 Class AI6A
4.148% due 03/25/47	1,334	1,005	5.980% due 12/25/33	92	100
Lehman XS Trust			RASC Trust
Series 2006-9 Class A1B			Series 2003-KS4 Class AIIB
0.330% due 05/25/46 (Ê)	91	78	0.767% due 06/25/33 (Ê)	22	18
Series 2006-13 Class 1A2			Renaissance Home Equity Loan Trust
0.340% due 09/25/36 (Ê)	95	85	Series 2005-2 Class AF4
Series 2006-19 Class A2			4.934% due 08/25/35	85	85
0.340% due 12/25/36 (Ê)	96	81	Series 2006-1 Class AF3
Long Beach Mortgage Loan Trust			5.608% due 05/25/36	22	15
Series 2004-4 Class M1			Series 2006-1 Class AF6
1.070% due 10/25/34 (Ê)	1,200	1,085	5.746% due 05/25/36	112	77
Mercedes-Benz Auto Receivables Trust			Series 2007-1 Class AF2
Series 2014-1 Class A2			5.512% due 04/25/37	506	259
0.430% due 02/15/17	413	413	Santander Drive Auto Receivables Trust
Merrill Lynch First Franklin Mortgage			Series 2013-1 Class B
Loan Trust			1.160% due 01/15/19	317	317
Series 2007-1 Class A2B			Series 2014-2 Class A3
0.351% due 04/25/37 (Ê)	99	57	0.800% due 04/16/18	453	453
Series 2007-4 Class 2A2			Series 2014-4 Class B
0.290% due 07/25/37 (Ê)	697	426	1.820% due 05/15/19	420	420
Montana Higher Education Student			Series 2015-4 Class A3
Assistance Corp.			1.580% due 09/16/19	535	532
Series 2012-1 Class A3			SLC Student Loan Trust
1.216% due 07/20/43 (Ê)	650	625	Series 2006-1 Class A6
MSCC Heloc Trust			0.446% due 12/15/38 (Ê)	780	668
Series 2007-1 Class A			SLM Private Education Loan Trust
0.270% due 12/25/31 (Ê)	278	270	Series 2010-A Class 2A
Navient Student Loan Trust			3.436% due 05/16/44 (Ê)(Þ)	1,355	1,399
Series 2014-2 Class A			SLM Student Loan Trust
0.806% due 03/25/43 (Ê)	866	815	Series 2003-11 Class A6
			1.262% due 12/15/25 (Ê)(Þ)	350	338

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 69

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2004-8 Class B			2.875% due 11/03/22	400	397
0.694% due 01/25/40 (Ê)	118	101	Advanced Micro Devices, Inc.
Series 2006-2 Class A6			6.750% due 03/01/19	135	98
0.404% due 01/25/41 (Ê)	570	498	AIG Global Funding
Series 2006-8 Class A6			1.650% due 12/15/17 (Þ)	355	353
0.394% due 01/25/41 (Ê)	570	503	Albemarle Corp.
Series 2007-6 Class B			4.150% due 12/01/24	280	268
1.084% due 04/27/43 (Ê)	175	151	Series 30YR
Series 2008-2 Class B			5.450% due 12/01/44	720	696
1.434% due 01/25/29 (Ê)	205	168	Ally Financial, Inc.
Series 2008-3 Class B			5.500% due 02/15/17	520	536
1.434% due 04/25/29 (Ê)	205	168	3.600% due 05/21/18	880	880
Series 2008-4 Class A4			3.250% due 11/05/18	530	520
1.927% due 07/25/22 (Ê)	1,400	1,409	Altice US Finance I Corp.
Series 2008-4 Class B			5.375% due 07/15/23 (Þ)	210	211
2.084% due 04/25/29 (Ê)	205	186	Altria Group, Inc.
Series 2008-5 Class B			9.950% due 11/10/38	50	80
2.170% due 07/25/29 (Ê)	205	190	10.200% due 02/06/39	392	643
Series 2008-6 Class B			Amazon.com, Inc.
2.084% due 07/25/29 (Ê)	205	189	4.950% due 12/05/44	435	463
Series 2008-7 Class B			American Airlines Pass-Through Trust
2.084% due 07/25/29 (Ê)	205	179	Series 2011-1 Class A
Series 2008-8 Class B			5.250% due 01/31/21	245	259
2.484% due 10/25/29 (Ê)	205	195	Series 2013-1 Class A
Series 2008-9 Class A			4.000% due 07/15/25	405	409
1.820% due 04/25/23 (Ê)	811	812	Series 2013-2 Class A
Series 2008-9 Class B			4.950% due 01/15/23	412	435
2.570% due 10/25/29 (Ê)	205	193	Series 2014-1 Class B
Series 2012-7 Class A3			4.375% due 10/01/22	336	335
0.820% due 05/26/26 (Ê)	475	460	American Express Credit Corp.
Series 2013-4 Class A			Series F
0.720% due 06/25/27 (Ê)	334	323	2.600% due 09/14/20	1,490	1,493
SMART ABS Trust			American International Group, Inc.
Series 2012-1USA Class A4A			6.400% due 12/15/20	920	1,061
2.010% due 12/14/17 (Þ)	522	523	4.375% due 01/15/55	575	494
SMB Private Education Loan Trust			Ameriprise Financial, Inc.
Series 2015-A Class A3			7.518% due 06/01/66	435	425
1.000% due 02/17/32 (Ê)(Þ)	1,100	1,074	Anadarko Petroleum Corp.
SoFi Professional Loan Program LLC			6.375% due 09/15/17	390	409
Series 2014-B Class A2			6.450% due 09/15/36	1,502	1,448
2.550% due 08/27/29 (Þ)	695	689	4.500% due 07/15/44	440	337
Soundview Home Equity Loan Trust			Anheuser-Busch InBev Finance, Inc.
Series 2005-OPT3 Class A4			0.513% due 01/27/17 (Ê)	500	499
0.470% due 11/25/35 (Ê)	27	27	0.729% due 02/01/19 (Ê)	350	344
South Carolina Student Loan Corp.			Apache Corp.
Series 2015-A Class A			4.750% due 04/15/43	1,080	903
1.697% due 01/25/36 (Ê)	555	505	4.250% due 01/15/44	315	247
Toyota Auto Receivables Owner Trust
Series 2013-A Class A3			Apollo Management Holdings, LP
0.550% due 01/17/17	68	67	4.000% due 05/30/24 (Þ)	482	476
Series 2015-B Class A2B			Apple, Inc.
0.398% due 11/15/17 (Ê)	515	515	0.584% due 05/03/18 (Ê)	1,180	1,178
Wachovia Student Loan Trust			Assurant, Inc.
Series 2006-1 Class A6			2.500% due 03/15/18	820	819
0.447% due 04/25/40 (Ê)(Þ)	770	684	AT&T, Inc.
			1.700% due 06/01/17	620	622
		54,885	4.750% due 05/15/46	585	536
Corporate Bonds and Notes - 20.4%			AutoNation, Inc.
21st Century Fox America, Inc.			4.500% due 10/01/25	920	933
8.250% due 10/17/96	20	25
			Avaya, Inc.
AbbVie, Inc.			9.000% due 04/01/19 (Þ)	860	660
4.500% due 05/14/35	395	387
			Axiall Corp.
ACE INA Holdings, Inc.			4.875% due 05/15/23	785	707
2.300% due 11/03/20	540	536
			Bank of America Corp.

See accompanying notes which are an integral part of the financial statements.

70 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.750% due 12/01/17	140	150	2.875% due 08/15/20	750	744
2.625% due 10/19/20	310	306	3.875% due 08/15/25	325	324
3.300% due 01/11/23	200	197	CenterPoint Energy Resources Corp.
4.000% due 01/22/25	825	808	6.125% due 11/01/17	50	54
Series GMTN			Chase Capital III
6.400% due 08/28/17	200	214	Series C
Series L			0.964% due 03/01/27 (Æ)(Ê)	295	252
4.750% due 04/21/45	105	101	Chesapeake Energy Corp.
Bank of America NA			3.571% due 04/15/19 (Ê)	690	193
Series BKNT			5.375% due 06/15/21	275	74
5.300% due 03/15/17	450	468	4.875% due 04/15/22	480	133
0.764% due 05/08/17 (Ê)	300	299	CHS/Community Health Systems, Inc.
6.100% due 06/15/17	775	819	5.125% due 08/15/18	105	106
1.650% due 03/26/18	430	427	CIT Group, Inc.
1.750% due 06/05/18	1,105	1,098	6.625% due 04/01/18 (Þ)	390	411
2.050% due 12/07/18	315	314	Citigroup, Inc.
Bank of Montreal			1.850% due 11/24/17	815	814
Series YCD			1.800% due 02/05/18	1,180	1,175
1.012% due 12/08/17 (~)	275	275	2.150% due 07/30/18	1,300	1,299
Bear Stearns Cos. LLC (The)			4.450% due 09/29/27	1,220	1,212
5.550% due 01/22/17	525	546	4.650% due 07/30/45	515	523
7.250% due 02/01/18	195	215	Series Q
Bellsouth Capital Funding Corp.			5.950% due 12/31/49 (ƒ)	1,125	1,121
7.875% due 02/15/30	555	659	Commonwealth Edison Co.
Berkshire Hathaway Energy Co.			5.800% due 03/15/18	290	314
Series WI			Compass Bank
4.500% due 02/01/45	320	307	Series BKNT
Berkshire Hathaway Finance Corp.			6.400% due 10/01/17	890	941
4.400% due 05/15/42	275	272	ConocoPhillips Co.
Biogen, Inc.			4.300% due 11/15/44	315	262
2.900% due 09/15/20	1,115	1,112	Continental Airlines Pass-Through Trust
5.200% due 09/15/45	900	900	Series 1999-1 Class A
Blue Cube Spinco, Inc.			6.545% due 02/02/19	127	135
10.000% due 10/15/25 (Þ)	800	880	Series 2000-1 Class A-1
BMW US Capital LLC			8.048% due 11/01/20	200	224
0.756% due 06/02/17 (Ê)	1,200	1,190	Series 2007-1 Class A
Boardwalk Pipelines, LP			5.983% due 04/19/22	119	131
4.950% due 12/15/24	500	435	Continental Resources, Inc.
Boston Properties, LP			4.900% due 06/01/44	125	75
3.700% due 11/15/18	300	311	Crown Castle Towers LLC
Branch Banking & Trust Co.			4.174% due 08/15/17 (Þ)	705	721
Series BKNT			3.222% due 05/15/22 (Þ)	650	641
1.350% due 10/01/17	630	629	CVS Health Corp.
Burlington Northern Santa Fe LLC			2.800% due 07/20/20	635	638
3.400% due 09/01/24	1,410	1,411	3.875% due 07/20/25	895	913
6.875% due 12/01/27	25	31	5.125% due 07/20/45	1,250	1,317
6.750% due 03/15/29	10	12	Daimler Finance NA LLC
4.150% due 04/01/45	325	295	2.000% due 08/03/18 (Þ)	980	973
Capital One NA			DaVita HealthCare Partners, Inc.
2.350% due 08/17/18	610	611	5.000% due 05/01/25	220	212
Series BKNT			DCP Midstream Operating, LP
1.650% due 02/05/18	645	639	2.500% due 12/01/17	115	103
Cargill, Inc.			Delta Air Lines Pass-Through Trust
6.000% due 11/27/17 (Þ)	750	805	Series 2002-1 Class G-1
CCO Holdings LLC / CCO Holdings			6.718% due 01/02/23	96	109
Capital Corp.			Series 2007-1 Class A
5.125% due 05/01/23 (Þ)	425	425	6.821% due 08/10/22	434	500
CCO Safari II LLC			Devon Energy Corp.
4.464% due 07/23/22 (Þ)	1,070	1,066	5.850% due 12/15/25	1,609	1,565
4.908% due 07/23/25 (Þ)	1,030	1,029	5.600% due 07/15/41	665	503
6.384% due 10/23/35 (Þ)	595	601	5.000% due 06/15/45	900	682
6.484% due 10/23/45 (Þ)	400	401	DIRECTV Holdings LLC / DIRECTV
Celgene Corp.			Financing Co., Inc.

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 71

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.450% due 04/01/24	400	411	General Electric Capital Corp.
Discover Bank			0.532% due 02/15/17 (Ê)	560	559
2.000% due 02/21/18	500	497	0.714% due 05/05/26 (Ê)	525	487
DISH DBS Corp.			Series GMTN
6.750% due 06/01/21	105	106	6.875% due 01/10/39	101	138
Dominion Gas Holdings LLC			General Electric Co.
2.800% due 11/15/20	430	431	5.250% due 12/06/17	340	363
Duke Energy Carolinas LLC			4.500% due 03/11/44	610	628
4.000% due 09/30/42	600	578	General Motors Co.
Duke Energy Progress LLC			3.500% due 10/02/18	425	429
4.100% due 03/15/43	310	301	4.875% due 10/02/23	2,000	2,046
Duquesne Light Holdings, Inc.			Georgia-Pacific LLC
6.400% due 09/15/20 (Þ)	500	566	8.875% due 05/15/31	610	854
eBay, Inc.			Gilead Sciences, Inc.
0.523% due 07/28/17 (Ê)	830	820	2.550% due 09/01/20	1,220	1,220
0.809% due 08/01/19 (Ê)	370	357	3.650% due 03/01/26	1,145	1,154
El Paso Natural Gas Co. LLC			Goldman Sachs Capital I
7.500% due 11/15/26	100	99	6.345% due 02/15/34 (Æ)	520	608
Enbridge Energy Partners, LP			Goldman Sachs Group, Inc. (The)
5.875% due 10/15/25	125	120	6.150% due 04/01/18	400	434
Energy Transfer Partners, LP			2.012% due 11/29/23 (Ê)	540	545
4.050% due 03/15/25	1,050	862	4.250% due 10/21/25	485	481
6.050% due 06/01/41	375	293	6.750% due 10/01/37	425	497
3.346% due 11/01/66 (Ê)	1,380	869	4.750% due 10/21/45	345	343
Enterprise Products Operating LLC			Series 1
3.700% due 02/15/26	890	798	1.522% due 04/30/18 (Ê)	1,000	1,005
Series B			Series D
7.034% due 01/15/68	370	376	6.000% due 06/15/20	150	170
Exelon Corp.			Series GMTN
2.850% due 06/15/20	725	721	7.500% due 02/15/19	600	687
Exxon Mobil Corp.			Series M
0.552% due 03/15/17 (Ê)	1,200	1,198	5.375% due 12/31/49 (Æ)(ƒ)	610	606
3.567% due 03/06/45	210	197	Great Plains Energy, Inc.
Farmers Exchange Capital			5.292% due 06/15/22	620	678
7.200% due 07/15/48 (Þ)	300	372	Halliburton Co.
Farmers Exchange Capital II			3.800% due 11/15/25	280	273
6.151% due 11/01/53 (Þ)	630	676	5.000% due 11/15/45	420	415
Farmers Exchange Capital III			Hartford Financial Services Group, Inc.
5.454% due 10/15/54 (Þ)	600	583	(The)
Fifth Third Bank			5.375% due 03/15/17	200	209
Series BKNT			HCA, Inc.
2.875% due 10/01/21	700	697	6.500% due 02/15/20	200	218
First Data Corp.			4.750% due 05/01/23	200	198
5.000% due 01/15/24 (Þ)	210	209	HCP, Inc.
FirstEnergy Transmission LLC			4.250% due 11/15/23	845	846
5.450% due 07/15/44 (Þ)	250	252	Series 7YR
Ford Motor Credit Co. LLC			4.000% due 12/01/22	200	199
4.250% due 02/03/17	660	674	Hewlett Packard Enterprise Co.
5.000% due 05/15/18	2,200	2,312	2.450% due 10/05/17 (Þ)	1,650	1,649
2.240% due 06/15/18	1,895	1,878	4.400% due 10/15/22 (Þ)	1,920	1,913
2.551% due 10/05/18	1,320	1,311	4.900% due 10/15/25 (Þ)	1,120	1,098
3.200% due 01/15/21	695	690	6.200% due 10/15/35 (Þ)	1,135	1,094
Series FXD			Highwoods Realty, LP
2.145% due 01/09/18	3,125	3,114	5.850% due 03/15/17	500	521
Forest Laboratories LLC			HP, Inc.
5.000% due 12/15/21 (Þ)	715	777	4.375% due 09/15/21	910	895
FPL Energy Wind Funding LLC			HSBC Bank USA NA
6.876% due 06/27/17 (Þ)	36	35	Series BKNT
Freeport-McMoRan, Inc.			5.875% due 11/01/34	475	550
3.550% due 03/01/22	190	110	HSBC USA, Inc.
3.875% due 03/15/23	435	248	2.000% due 08/07/18	645	645
Frontier Communications Corp.			Indiantown Cogeneration, LP
11.000% due 09/15/25 (Þ)	1,030	1,020

See accompanying notes which are an integral part of the financial statements.

72 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series A-10			3.600% due 11/13/25	650	655
9.770% due 12/15/20 (Å)	91	102	10.750% due 08/01/39	900	1,410
Intel Corp.			Metropolitan Life Global Funding I
3.700% due 07/29/25	490	507	1.875% due 06/22/18 (Þ)	750	750
4.900% due 07/29/45	365	386	Microsoft Corp.
IPALCO Enterprises, Inc.			3.125% due 11/03/25	630	633
5.000% due 05/01/18	500	524	3.750% due 02/12/45	325	299
Jackson National Life Global Funding			Monongahela Power Co.
2.600% due 12/09/20 (Þ)	315	313	4.100% due 04/15/24 (Þ)	375	389
Janus Capital Group, Inc.			5.400% due 12/15/43 (Þ)	255	284
4.875% due 08/01/25	640	657	Morgan Stanley
Jersey Central Power & Light Co.			5.550% due 04/27/17	425	446
6.150% due 06/01/37	200	213	6.250% due 08/28/17	500	535
JPMorgan Chase & Co.			5.625% due 09/23/19	275	303
2.750% due 06/23/20	440	442	4.300% due 01/27/45	840	801
4.250% due 10/15/20	300	318	Series GMTN
2.550% due 10/29/20	100	99	4.000% due 07/23/25	255	263
4.250% due 10/01/27	465	464	Mutual of Omaha Insurance Co.
4.950% due 06/01/45	135	135	4.297% due 07/15/54 (Þ)	590	582
JPMorgan Chase Bank NA			Mylan, Inc.
Series BKNT			2.550% due 03/28/19	700	691
6.000% due 10/01/17	945	1,011	National City Bank
JPMorgan Chase Capital XIII			Series BKNT
Series M			0.822% due 06/07/17 (Ê)	500	497
1.553% due 09/30/34 (Æ)(Ê)	480	403	Nationwide Mutual Insurance Co.
JPMorgan Chase Capital XXI			2.802% due 12/15/24 (Ê)(Þ)	500	484
Series U			Neptune Finco Corp.
1.279% due 02/02/37 (Æ)(Ê)	335	264	6.625% due 10/15/25 (Þ)	220	229
JPMorgan Chase Capital XXIII			New York Life Global Funding
1.362% due 05/15/47 (Æ)(Ê)	545	410	1.450% due 12/15/17 (Þ)	885	883
Kansas City Power & Light Co.			NiSource Finance Corp.
3.650% due 08/15/25	550	554	6.400% due 03/15/18	58	63
KKR Group Finance Co. II LLC			Noble Energy, Inc.
5.500% due 02/01/43 (Þ)	35	36	3.900% due 11/15/24	150	134
KKR Group Finance Co. III LLC			Novartis Capital Corp.
5.125% due 06/01/44 (Þ)	1,090	1,067	4.000% due 11/20/45	225	220
Kohl's Corp.			NVR, Inc.
4.250% due 07/17/25	1,205	1,175	3.950% due 09/15/22	445	449
5.550% due 07/17/45	575	535	Oncor Electric Delivery Co. LLC
Kraft Heinz Foods Co.			6.800% due 09/01/18	550	611
1.600% due 06/30/17 (Þ)	320	319	PACCAR Financial Corp.
4.875% due 02/15/25 (Þ)	1,580	1,680	0.642% due 06/06/17 (Ê)	625	623
Lockheed Martin Corp.			Panhandle Eastern Pipe Line Co., LP
2.500% due 11/23/20	560	557	8.125% due 06/01/19	450	475
Manufacturers & Traders Trust Co.			Pfizer, Inc.
1.637% due 12/28/20 (Ê)	84	84	0.512% due 05/15/17 (Ê)	1,460	1,457
Series BKNT			5.800% due 08/12/23	260	304
1.400% due 07/25/17	780	776	Platform Specialty Products Corp.
Marathon Oil Corp.			10.375% due 05/01/21 (Þ)	560	559
3.850% due 06/01/25	1,565	1,260	PNC Bank NA
5.200% due 06/01/45	1,245	886	Series BKNT
McDonald's Corp.			1.850% due 07/20/18	910	908
2.100% due 12/07/18	470	470	Pricoa Global Funding I
3.700% due 01/30/26	850	849	2.550% due 11/24/20 (Þ)	415	413
4.875% due 12/09/45	320	322	Procter & Gamble Co. (The)
McGraw Hill Financial, Inc.			0.599% due 11/01/19 (Ê)	300	299
Series WI			Protective Life Global Funding
3.300% due 08/14/20	1,105	1,114	2.700% due 11/25/20 (Þ)	310	310
Medco Health Solutions, Inc.			Public Service Co. of New Mexico
4.125% due 09/15/20	535	561	7.950% due 05/15/18	260	291
Merck & Co., Inc.			3.850% due 08/01/25	300	297
0.724% due 05/18/18 (Ê)	1,520	1,521	QVC, Inc.
MetLife, Inc.			4.375% due 03/15/23	930	883

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 73

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series WI			Valero Energy Corp.
5.450% due 08/15/34	320	277	4.900% due 03/15/45	80	67
Rayonier AM Products, Inc.			Verizon Communications, Inc.
5.500% due 06/01/24 (Þ)	560	442	2.252% due 09/14/18 (Ê)	100	102
Reliance Standard Life Global Funding			3.000% due 11/01/21	700	698
II			5.050% due 03/15/34	1,083	1,079
2.150% due 10/15/18 (Þ)	435	432	Series WI
2.500% due 01/15/20 (Þ)	475	471	4.862% due 08/21/46	250	237
Reynolds American, Inc.			4.672% due 03/15/55	644	559
5.850% due 08/15/45	965	1,073	Viacom, Inc.
Reynolds Group Issuer, Inc. / Reynolds			5.850% due 09/01/43	1,030	925
Group Issuer LLC			Wachovia Capital Trust III
5.750% due 10/15/20	435	442	5.570% due 03/29/49 (Ê)	550	530
SABMiller Holdings, Inc.			Wachovia Corp.
3.750% due 01/15/22 (Þ)	905	931	0.782% due 06/15/17 (Ê)	865	862
Samsung Electronics America, Inc.			Wal-Mart Stores, Inc.
1.750% due 04/10/17 (Þ)	305	304	4.750% due 10/02/43	225	242
Schlumberger Holdings Corp.			Wells Fargo & Co.
4.000% due 12/21/25 (Þ)	420	414	1.400% due 09/08/17	400	400
SL Green Realty Corp.			Series GMTN
7.750% due 03/15/20	325	379	2.600% due 07/22/20	880	878
Sprint Capital Corp.			4.300% due 07/22/27	545	557
8.750% due 03/15/32	1,255	941
			Welltower, Inc.
Sprint Communications, Inc.			4.950% due 01/15/21	365	391
9.000% due 11/15/18 (Þ)	290	305	5.250% due 01/15/22	200	216
Stryker Corp.
3.375% due 11/01/25	480	474	Whole Foods Market, Inc.
Sysco Corp.			5.200% due 12/03/25 (Þ)	435	434

2.600% due 10/01/20	930	931	Williams Cos., Inc. (The)
3.750% due 10/01/25	450	456	7.875% due 09/01/21	161	145
			Williams Partners, LP
Tenet Healthcare Corp.			5.100% due 09/15/45	720	474
4.012% due 06/15/20 (Ê)(Þ)	215	210	Williams Partners, LP / Williams
Tennessee Gas Pipeline Co. LLC			Partners Finance Corp.
8.375% due 06/15/32	200	194	7.250% due 02/01/17	235	240
Toyota Motor Credit Corp.			ZFS Finance USA Trust II
0.562% due 05/16/17 (Ê)	250	249	6.450% due 12/15/65 (Þ)	550	556
1.450% due 01/12/18	320	319	ZFS Finance USA Trust V
Series MTn			6.500% due 05/09/37 (Þ)	680	694
0.872% due 03/12/20 (Ê)	1,485	1,463
Union Pacific Railroad Co. Pass-Through					174,348
Trust			International Debt - 6.0%
Series 06-1			Actavis Funding SCS
5.866% due 07/02/30	148	169	3.800% due 03/15/25	780	776
UnitedHealth Group, Inc.			4.750% due 03/15/45	375	366
6.000% due 06/15/17	3	3	AerCap Ireland Capital, Ltd. / AerCap
1.450% due 07/17/17	460	460	Global Aviation Trust
			4.625% due 07/01/22	735	743
1.900% due 07/16/18	560	562	AMMC CLO XIV, Ltd.
2.700% due 07/15/20	560	566	Series 2014-14A Class A1L
4.625% due 07/15/35	325	337	1.770% due 07/27/26 (µ)(Ê)(Þ)	500	495
Univision Communications, Inc.			ArcelorMittal
5.125% due 05/15/23 (Þ)	100	96	6.125% due 06/01/18	445	407
US Airways Pass-Through Trust			6.125% due 06/01/25	1,035	753
Series 2011-1 Class A			AstraZeneca PLC
7.125% due 10/22/23	357	410	2.375% due 11/16/20	385	382
Series 2012-1 Class A			Avago Technologies Cayman, Ltd. Term
5.900% due 10/01/24	573	633	Loan
Series 2013-1 Class A			3.750% due 05/06/21 (Ê)	428	427
3.950% due 11/15/25	407	410	Avago Technologies Cayman, Ltd. Term
US Bank NA			Loan B
Series BKNT			1.000% due 11/06/22 (v)	475	469
0.692% due 09/11/17 (Ê)	500	499	Babson CLO, Ltd.
1.375% due 09/11/17	275	275	Series 2014-IA Class A1
USF&G Capital III			1.720% due 07/20/25 (Ê)(Þ)	470	466
8.312% due 07/01/46 (Þ)	350	504

See accompanying notes which are an integral part of the financial statements.

74 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2014-IIA Class A			Intesa Sanpaolo SpA
1.656% due 10/17/26 (Ê)(Þ)	130	129	2.375% due 01/13/17	520	522
Barclays PLC			5.017% due 06/26/24 (Þ)	455	448
2.000% due 03/16/18	650	646	Korea Electric Power Corp.
2.750% due 11/08/19	515	513	5.125% due 04/23/34 (Þ)	60	67
3.650% due 03/16/25	225	216	LBG Capital No.1 PLC
Barrick Gold Corp.			8.000% due 12/29/49 (ƒ)(Þ)	1,470	1,527
4.100% due 05/01/23	465	399	Limerock CLO II, Ltd.
BHP Billiton Finance USA, Ltd.			Series 2014-2A Class A
6.750% due 10/19/75 (Þ)	990	955	1.775% due 04/18/26 (Ê)(Þ)	540	535
BP Capital Markets PLC			Lloyds Banking Group PLC
3.506% due 03/17/25	250	242	7.500% due 06/27/24 (Æ)(ƒ)	685	730
Braskem Finance, Ltd.			Macquarie Bank, Ltd.
6.450% due 02/03/24	425	366	0.953% due 10/27/17 (Ê)(Þ)	375	373
Caisse Centrale Desjardins			Magnetite XII, Ltd.
1.003% due 03/27/17 (Ê)(Þ)	1,095	1,093	Series 2015-12A Class A
CDP Financial, Inc.			1.821% due 04/15/27 (Ê)(Þ)	190	189
5.600% due 11/25/39 (Þ)	465	548	Marfrig Overseas, Ltd.
Commonwealth Bank of Australia			9.500% due 05/04/20 (Þ)	685	671
4.500% due 12/09/25 (Þ)	455	451	Mylan NV
Cooperatieve Centrale Raiffeisen-			3.000% due 12/15/18 (Þ)	545	544
Boerenleenbank BA			3.750% due 12/15/20 (Þ)	545	546
0.653% due 04/28/17 (Ê)	400	400	National Bank of Canada
5.250% due 08/04/45	535	561	Series BKNT
11.000% due 06/29/49 (ƒ)(Þ)	782	965	1.342% due 12/14/18 (Ê)	500	500
Credit Suisse AG			Noble Holding International, Ltd.
1.750% due 01/29/18	755	753	3.950% due 03/15/22	220	146
6.000% due 02/15/18	385	414	5.950% due 04/01/25	210	145
Series GMTN			Nokia OYJ
0.897% due 05/26/17 (Ê)	300	299	6.625% due 05/15/39	770	788
1.375% due 05/26/17	805	801	Perrigo Co. PLC
Credit Suisse Group Funding Guernsey,			2.300% due 11/08/18	595	587
Ltd.			Petrobras Global Finance BV
3.125% due 12/10/20 (Þ)	1,225	1,219	6.250% due 03/17/24	1,620	1,162
Deutsche Bank AG			Petroleos de Venezuela SA
1.875% due 02/13/18	645	640	5.375% due 04/12/27	295	107
Deutsche Telekom International Finance			Series REGS
BV			6.000% due 11/15/26	2,360	867
2.250% due 03/06/17 (Þ)	920	926	Petroleos Mexicanos
Dryden 37 Senior Loan Fund			4.500% due 01/23/26 (Þ)	415	365
Series 2015-37A Class A			5.500% due 06/27/44	370	278
1.821% due 04/15/27 (Ê)(Þ)	540	536	5.625% due 01/23/46 (Þ)	795	608
Eaton Vance CLO, Ltd.			Rio Tinto Finance USA, Ltd.
Series 2014-1A Class A			3.750% due 06/15/25	427	388
1.685% due 07/15/26 (Ê)(Þ)	150	149	Royal Bank of Scotland Group PLC
Ensco PLC			1.875% due 03/31/17	350	349
4.700% due 03/15/21	960	773	6.400% due 10/21/19	180	200
5.750% due 10/01/44	515	339	Santander Issuances SAU
GE Capital International Funding Co.			5.179% due 11/19/25	600	591
4.418% due 11/15/35 (Þ)	355	362	Seagate HDD Cayman
Global SC Finance II SRL			5.750% due 12/01/34 (Þ)	660	462
Series 2014-1A Class A2
3.090% due 07/17/29 (Þ)	352	343	Shell International Finance BV
			3.250% due 05/11/25	1,030	1,005
Grupo Televisa SAB			4.375% due 05/11/45	300	283
6.125% due 01/31/46	480	477
			Sirius International Group, Ltd.
HBOS PLC			7.506% due 05/29/49 (ƒ)(Þ)	365	369
Series GMTN
6.750% due 05/21/18 (Þ)	825	900	Sky PLC
HSBC Bank PLC			6.100% due 02/15/18 (Þ)	685	738
7.650% due 05/01/25	185	235	SMART Trust
			Series 2015-3US Class A3A
ING Bank NV			1.660% due 08/14/19	660	655
3.750% due 03/07/17 (Þ)	1,500	1,536
			Suncor Energy, Inc.
Intelsat Jackson Holdings SA			5.950% due 12/01/34	551	552
7.250% due 04/01/19	1,100	1,009

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 75

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Teck Resources, Ltd.			American Home Mortgage Investment
4.750% due 01/15/22	345	167	Trust
3.750% due 02/01/23	1,570	726	Series 2004-4 Class 4A
Toronto-Dominion Bank (The)			2.549% due 02/25/45 (Ê)	37		37
Series GMTN			Series 2007-4 Class A2
2.500% due 12/14/20	775	775	0.360% due 08/25/37 (Ê)	34		34
Total Capital SA			Banc of America Commercial Mortgage
2.125% due 08/10/18	510	511	Trust
Trade MAPS 1, Ltd.			Series 2007-2 Class AM
Series 2013-1A Class A			5.623% due 04/10/49	585		604
0.866% due 12/10/18 (Ê)(Þ)	640	636	Banc of America Funding Trust
Transocean, Inc.			Series 2006-3 Class 5A3
3.000% due 10/15/17	1,434	1,272	5.500% due 03/25/36	502		469
4.300% due 10/15/22	1,200	636	Series 2006-3 Class 5A8
			5.500% due 03/25/36	135		127
6.800% due 03/15/38	270	145	Banc of America Merrill Lynch
Tyco Electronics Group SA			Commercial Mortgage, Inc.
6.550% due 10/01/17	450	485	Series 2005-5 Class B
UBS AG			5.243% due 10/10/45	290		291
1.375% due 06/01/17	590	587	Series 2006-2 Class A4
1.800% due 03/26/18	1,390	1,388	5.727% due 05/10/45	71		72
Vale Overseas, Ltd.			Series 2008-1 Class A4
6.875% due 11/21/36	290	203	6.215% due 02/10/51	458		485
Valeant Pharmaceuticals International,			Banc of America Mortgage Securities,
Inc.			Inc.
5.875% due 05/15/23 (Þ)	110	98	Series 2004-1 Class 5A1
1st Lien Term Loan E			6.500% due 09/25/33	2		2
3.750% due 08/05/20 (Ê)	208	200	Series 2004-11 Class 2A1
Validus Holdings, Ltd.			5.750% due 01/25/35	39		40
8.875% due 01/26/40	355	444	Series 2005-H Class 2A5
Voya CLO, Ltd.			2.691% due 09/25/35 (Ê)	115		106
Series 2014-4A Class A1			Banc of America Re-REMIC Trust
1.733% due 10/14/26 (Ê)(Þ)	310	308	Series 2010-UB5 Class A4A
Weatherford International, Ltd.			5.649% due 02/17/51 (Þ)	547		553
5.125% due 09/15/20	660	535	BCAP LLC Trust
4.500% due 04/15/22	345	248	Series 2009-RR11 Class 7A1
		51,140	2.551% due 02/26/36 (Ê)(Þ)	156		156
Loan Agreements - 0.4%			Series 2010-RR7 Class 3A1
Chrysler Group LLC Term Loan B			2.538% due 08/26/35 (Ê)(Þ)	323		321
3.500% due 05/24/17 (Ê)	560	557	Series 2011-R11 Class 15A1
First Data Corp. Term Loan			2.589% due 10/26/33 (Ê)(Þ)	247		251
3.918% due 03/24/18 (Ê)	575	567	Series 2011-R11 Class 20A5
MacDermid, Inc. 1st Lien Term Loan			2.601% due 03/26/35 (Ê)(Þ)	156		157
5.500% due 06/07/20 (Ê)	604	584	Bear Stearns Adjustable Rate Mortgage
Numericable US LLC 1st Lien Term			Trust
Loan B1			Series 2003-8 Class 4A1
4.500% due 05/21/20 (Ê)	292	281	2.833% due 01/25/34 (Ê)	96		96
Numericable US LLC Term Loan B2			Series 2004-5 Class 2A
4.500% due 05/21/20 (Ê)	253	243	2.957% due 07/25/34 (Ê)	393		393
Sungard Availability Services Capital,			Series 2004-9 Class 22A1
Inc. Term Loan B			3.225% due 11/25/34 (Ê)	18		18
6.000% due 03/31/19 (Ê)	397	343	Series 2005-2 Class A1
T-Mobile USA, Inc. Term Loan B			2.680% due 03/25/35 (Ê)	265		265
3.500% due 11/09/22 (Ê)	475	474	Bear Stearns Commercial Mortgage
TWCC Holding Corp. 2nd Lien			Securities Trust
Covenant-Lite Term Loan			Series 2002-TOP6 Class G
7.000% due 06/26/20 (Ê)	765	762	6.000% due 10/15/36 (Þ)	70		70
		3,811	BHMS Mortgage Trust
Mortgage-Backed Securities - 22.7%			Series 2014-ATLS Class AFL
1211 Avenue of the Americas Trust			1.671% due 07/05/33 (Ê)(Þ)	180		180
Series 2015-1211 Class A1A2			Series 2014-ATLS Class BFX
3.901% due 08/10/35 (Þ)	1,120	1,158	4.241% due 07/05/33 (Þ)	500		495
Adjustable Rate Mortgage Trust			CD Mortgage Trust
Series 2007-1 Class 1A1			Series 2006-CD2 Class AM
2.709% due 03/25/37 (Ê)	624	514	5.592% due 01/15/46	219		218

See accompanying notes which are an integral part of the financial statements.

76 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
CFCRE Commercial Mortgage Trust			Series 2014-USA Class A2
Series 2011-C2 Class C			3.953% due 09/15/37 (Þ)	545	560
5.760% due 12/15/47 (Þ)	195	213	DBCCRE Mortgage Trust
CHL Mortgage Pass-Through Trust			Series 2014-ARCP Class C
Series 2004-22 Class A3			4.935% due 01/10/34 (Þ)	575	594
2.643% due 11/25/34 (Ê)	71	67	DBRR Trust
Series 2004-HYB9 Class 1A1			Series 2011-LC2 Class A4A
2.600% due 02/20/35 (Ê)	101	101	4.537% due 07/12/44 (Þ)	340	367
Citicorp Mortgage Securities Trust			DBUBS Mortgage Trust
Series 2006-3 Class 1A9			Series 2011-LC1A Class A1
5.750% due 06/25/36	130	134	3.742% due 11/10/46 (Þ)	181	181
Citigroup Commercial Mortgage Trust			Series 2011-LC2A Class A2
Series 2009-RR1 Class MA4A			3.386% due 07/10/44 (Þ)	658	660
5.485% due 03/17/51 (Þ)	300	309	Fannie Mae
Citigroup Mortgage Loan Trust, Inc.			3.584% due 2020	547	571
Series 2005-11 Class A2A			3.619% due 2020	673	710
2.730% due 10/25/35 (Ê)	19	19	3.665% due 2020	690	732
Series 2007-AR8 Class 2A1A			3.766% due 2020	1,541	1,635
2.685% due 07/25/37 (Ê)	320	300	3.950% due 2020	405	434
Citigroup/Deutsche Bank Commercial			5.500% due 2020	12	13
Mortgage Trust			4.250% due 2021	395	430
Series 2005-CD1 Class C
5.226% due 07/15/44	19	19	4.298% due 2021	631	685
Commercial Mortgage Pass-Through			5.500% due 2022	64	67
Certificates			2.500% due 2024	890	907
Series 2015-CR27 Class B			4.000% due 2025	314	333
4.510% due 10/10/48	250	256	4.500% due 2025	652	700
Commercial Mortgage Trust			4.000% due 2026	369	392
Series 2001-J2A Class E			6.000% due 2026	78	89
6.922% due 07/16/34 (Þ)	345	354	2.966% due 2027	721	714
Series 2005-LP5 Class D			6.000% due 2027	47	53
4.776% due 05/10/43	331	331	3.500% due 2030	664	697
Series 2012-CR2 Class A1			3.500% due 2032	721	754
0.824% due 08/15/45	29	29	6.000% due 2032	53	60
Series 2013-CR7 Class A1			3.000% due 2033	1,652	1,696
0.716% due 03/10/46	431	428	3.500% due 2033	1,373	1,436
Series 2013-CR13 Class A1			5.000% due 2033	12	13
1.259% due 11/10/18	669	664
Series 2014-UBS4 Class A1			6.150% due 2033(Ê)	77	86
1.309% due 08/10/47	263	260	3.500% due 2034	291	304
Countrywide Home Loan Mortgage Pass-			5.000% due 2034	17	19
Through Trust			5.500% due 2034	41	46
Series 2005-3 Class 1A2			5.500% due 2037	340	378
0.511% due 04/25/35 (Ê)	14	12	5.500% due 2038	1,047	1,177
Series 2007-HY5 Class 1A1			6.000% due 2039	111	125
2.646% due 09/25/47 (Ê)	916	810	4.000% due 2040	483	517
Credit Suisse Commercial Mortgage			5.500% due 2040	118	132
Trust			6.000% due 2040	313	354
Series 2006-C5 Class A1A			4.000% due 2041	883	941
5.297% due 12/15/39	1,138	1,164	6.000% due 2041	345	390
Series 2007-C1 Class A3			3.500% due 2043	1,707	1,764
5.383% due 02/15/40	78	79
Credit Suisse First Boston Mortgage			4.000% due 2044	1,576	1,688
Securities Corp.			3.500% due 2045	2,413	2,494
Series 2005-9 Class 2A1			4.000% due 2045	3,020	3,203
5.500% due 10/25/35	151	143	15 Year TBA(Ï)
Series 2005-C3 Class AJ			2.500%	1,995	2,011
4.771% due 07/15/37	2	2	3.500%	1,445	1,513
CSMC Mortgage-Backed Trust			30 Year TBA(Ï)
Series 2007-2 Class 3A4			3.000%	8,825	8,826
5.500% due 03/25/37	458	424	3.500%	22,810	23,535
Series 2007-5 Class 8A2			4.000%	6,060	6,412
6.000% due 10/25/24	868	906	4.500%	7,810	8,435
Series 2011-4R Class 5A1			5.000%	2,585	2,842
2.615% due 05/27/36 (Þ)	190	189

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 77

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
6.000%	425	480	Series 2015-M7 Class ASQ2
Series 2003-343 Class 6			1.550% due 04/25/18	465	465
Interest Only STRIP			Series 2015-M11 Class A1
5.000% due 10/25/33	38	8	2.097% due 04/25/25	755	752
Series 2003-345 Class 18			Series 2015-M15 Class ASQ1
Interest Only STRIP			0.849% due 01/25/19	1,964	1,959
4.500% due 12/25/18	38	2	FDIC Trust
Series 2003-345 Class 19			Series 2010-R1 Class A
Interest Only STRIP			2.184% due 05/25/50 (Þ)	684	689
4.500% due 01/25/19	41	2	Series 2011-R1 Class A
Series 2005-365 Class 12			2.672% due 07/25/26 (Þ)	273	277
Interest Only STRIP			Federal Home Loan Mortgage Corp.
5.500% due 12/25/35	105	19	Multifamily Structured Pass-Through
Series 2006-369 Class 8			Certificates
Interest Only STRIP			Series 2010-KSCT Class A2
5.500% due 04/25/36	17	3	4.285% due 01/25/20	295	319
Fannie Mae Grantor Trust			Series 2011-K702 Class X1
Series 2001-T4 Class A1			Interest Only STRIP
7.500% due 07/25/41	356	429	1.617% due 02/25/18	5,999	162
Fannie Mae REMIC Trust			Series 2015-KF12 Class A
Series 2004-W5 Class A1			0.900% due 09/25/22 (Ê)	905	902
6.000% due 02/25/47	262	293	Series 2015-KS03 Class A4
Fannie Mae REMICS			3.161% due 05/25/25	210	212
Series 1999-56 Class Z			Federal Home Loan Mortgage Corp.
7.000% due 12/18/29	19	22	Structured Pass-Through Securities
Series 2003-35 Class FY			Series 2003-56 Class A5
0.570% due 05/25/18 (Ê)	21	21	5.231% due 05/25/43	291	318
Series 2005-24 Class ZE			First Horizon Mortgage Pass-Through
5.000% due 04/25/35	422	466	Trust
Series 2005-110 Class MB			Series 2005-AR4 Class 2A1
5.500% due 09/25/35	51	54	2.562% due 10/25/35 (Ê)	584	508
Series 2009-39 Class LB			Series 2006-2 Class 1A3
4.500% due 06/25/29	277	299	6.000% due 08/25/36	496	472
Series 2009-96 Class DB			Freddie Mac
4.000% due 11/25/29	336	356	2.500% due 2030	1,285	1,298
Series 2010-95 Class S			3.000% due 2030	539	556
Interest Only STRIP			3.500% due 2030	206	216
6.413% due 09/25/40 (Ê)	952	139	5.500% due 2037	197	214
Series 2012-55 Class PC			5.500% due 2038	675	767
3.500% due 05/25/42	700	722	6.000% due 2038	181	204
Series 2013-111 Class PL			5.000% due 2040	481	528
2.000% due 12/25/42	570	512	4.000% due 2041	2,098	2,242
Fannie Mae-Aces			4.500% due 2041	487	530
Series 2012-M8 Class ASQ2			5.500% due 2041	497	555
1.520% due 12/25/19	1,178	1,181	3.000% due 2042	277	277
Series 2013-M4 Class ASQ2			5.000% due 2042	695	763
1.451% due 02/25/18	520	519	3.500% due 2043	825	855
Series 2014-M1 Class A1			3.500% due 2044	1,200	1,240
2.325% due 07/25/23	260	265	4.000% due 2044	1,015	1,080
Series 2014-M8 Class FA			3.000% due 2045	1,598	1,597
0.416% due 05/25/18 (Ê)	729	726	3.500% due 2045	5,502	5,672
Series 2014-M13 Class A2			4.000% due 2045	5,519	5,842
3.021% due 08/25/24	430	435	Freddie Mac Reference REMIC
Series 2014-M13 Class AB2			Series 2006-R006 Class ZA
2.951% due 08/25/24	510	521	6.000% due 04/15/36	616	699
Series 2014-M13 Class ASQ2			Series 2006-R007 Class ZA
1.637% due 11/25/17	2,297	2,304	6.000% due 05/15/36	524	588
Series 2015-M1 Class ASQ1			Freddie Mac REMICS
0.782% due 02/25/18	977	974	Series 2003-2624 Class QH
Series 2015-M1 Class ASQ2			5.000% due 06/15/33	166	184
1.626% due 02/25/18	1,360	1,364	Series 2007-3335 Class FT
Series 2015-M7 Class ASQ1			0.347% due 08/15/19 (Ê)	35	35
0.882% due 04/25/18	781	778

See accompanying notes which are an integral part of the financial statements.

78 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2009-3569 Class NY			4.683% due 2064	680	713
5.000% due 08/15/39	1,400	1,555	4.793% due 2064	385	404
Series 2010-3653 Class B			30 Year TBA(Ï)
4.500% due 04/15/30	489	525	3.500%	1,520	1,585
Series 2010-3704 Class DC			4.500%	495	532
4.000% due 11/15/36	328	344	GMACM Mortgage Loan Trust
Series 2012-4010 Class KM			Series 2005-AR2 Class 4A
3.000% due 01/15/42	262	267	3.174% due 05/25/35 (Ê)	160	151
Series 2013-4233 Class MD			GS Mortgage Securities Corp. II
1.750% due 03/15/25	439	441	Series 2011-GC5 Class A4
Freddie Mac Strips			3.707% due 08/10/44	735	771
Series 2012-271 Class 30			Series 2012-ALOH Class A
3.000% due 08/15/42	1,409	1,383	3.551% due 04/10/34 (Þ)	345	355
FREMF Mortgage Trust			Series 2013-GC10 Class A1
Series 2010-K7 Class B			0.696% due 02/10/46	4	4
5.441% due 04/25/20 (Þ)	510	554	GS Mortgage Securities Trust
Series 2012-K705 Class B			Series 2013-GC12 Class A1
4.161% due 09/25/44 (Þ)	217	223	0.742% due 06/10/46	155	154
Series 2013-K24 Class B			Series 2013-GC16 Class A1
3.502% due 11/25/45 (Þ)	360	352	1.264% due 11/10/46	178	177
Series 2015-K721 Class B			Series 2014-GC26 Class C
3.681% due 11/25/47 (Þ)	755	664	4.511% due 11/10/47	240	234
GAHR Commericial Mortgage Trust			Series 2015-GC28 Class A5
Series 2015-NRF Class AFX			3.396% due 02/10/48	295	294
3.235% due 12/15/19 (Þ)	455	462	GSMPS Mortgage Loan Trust
GE Capital Commercial Mortgage Corp.			Series 2006-RP1 Class 1A2
Series 2005-C3 Class H			7.500% due 01/25/36 (Þ)	327	342
5.439% due 07/10/45 (Þ)	740	739	GSR Mortgage Loan Trust
Ginnie Mae			Series 2005-AR7 Class 6A1
Series 2007-26 Class SD			2.842% due 11/25/35 (Ê)	40	38
Interest Only STRIP			HarborView Mortgage Loan Trust
6.613% due 05/16/37 (Ê)	944	189	Series 2005-4 Class 3A1
Series 2010-H03 Class HI			2.744% due 07/19/35 (Ê)	72	63
Interest Only STRIP			IndyMac INDX Mortgage Loan Trust
1.474% due 03/20/60	8,448	355	Series 2006-AR41 Class A3
Series 2010-H04 Class BI			0.350% due 02/25/37 (Ê)	820	572
Interest Only STRIP			JPMBB Commercial Mortgage Securities
1.390% due 04/20/60	1,247	59	Trust
Series 2010-H12 Class PT			Series 2014-C26 Class C
5.470% due 11/20/59	355	367	4.427% due 01/15/48	480	461
Series 2010-H22 Class JI			Series 2015-C29 Class A4
Interest Only STRIP			3.611% due 05/15/48	350	353
2.499% due 11/20/60	2,108	154	JPMorgan Alternative Loan Trust
Series 2011-H02 Class BI			Series 2006-A2 Class 3A1
Interest Only STRIP			2.585% due 05/25/36 (Ê)	852	692
0.412% due 02/20/61	8,790	115	JPMorgan Chase Commercial Mortgage
Ginnie Mae I			Securities Trust
2.140% due 2023	613	614	Series 2004-LN2 Class B
4.564% due 2062	1,191	1,271	5.201% due 07/15/41	150	149
Ginnie Mae II			Series 2005-CB12 Class AJ
3.500% due 2040(Ê)	127	131	4.987% due 09/12/37	323	323
4.000% due 2040(Ê)	493	513	Series 2007-LD11 Class AM
5.500% due 2043	805	889	5.787% due 06/15/49	180	183
3.000% due 2045	2,828	2,871	Series 2007-LDPX Class A3
3.500% due 2045	1,968	2,055	5.420% due 01/15/49	634	647
4.000% due 2045	1,188	1,263	Series 2007-LDPX Class AM
5.294% due 2060	464	489	5.464% due 01/15/49	780	795
			Series 2011-C3 Class A2
4.810% due 2061	1,024	1,072	3.673% due 02/15/46 (Þ)	96	97
5.245% due 2061	568	608	Series 2014-FBLU Class A
4.626% due 2062	353	374	1.146% due 12/15/28 (Ê)(Þ)	100	100
4.652% due 2063	88	95	Series 2014-FBLU Class C
4.661% due 2063	27	29	2.161% due 12/15/28 (Ê)(Þ)	285	285
4.732% due 2063	192	204

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 79

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2015-SGP Class C			Series 2011-C3 Class A4
3.694% due 07/15/36 (Ê)(Þ)	880	879	4.118% due 07/15/49	115	122
JPMorgan Mortgage Trust			Mortgage Pass-Through Certificates
Series 2004-A2 Class 3A1			Series 2001-CIB2 Class D
2.470% due 05/25/34 (Ê)	25	24	6.802% due 04/15/35	30	30
Series 2005-A1 Class 6T1			Motel 6 Trust
2.701% due 02/25/35 (Ê)	10	10	Series 2015-MTL6 Class A2A2
Series 2005-A5 Class TA1			2.605% due 02/05/30 (Þ)	580	575
5.172% due 08/25/35 (Ê)	63	63	MSBAM Commercial Mortgage
Series 2005-A8 Class 1A1			Securities Trust
5.003% due 11/25/35 (Ê)	554	524	Series 2012-CKSV Class A2
Series 2005-S3 Class 1A2			3.277% due 10/15/30 (Þ)	190	187
5.750% due 01/25/36	28	24	MSCG Trust
Series 2006-A6 Class 1A2			Series 2015-ALDR Class A2
2.565% due 10/25/36 (Ê)	103	92	3.577% due 06/07/35 (Þ)	255	255
Series 2006-A7 Class 2A4R			Prime Mortgage Trust
2.695% due 01/25/37 (Ê)	787	691	Series 2004-CL1 Class 1A2
LB Commercial Mortgage Trust			0.621% due 02/25/34 (Ê)	6	5
Series 2007-C3 Class AM			RBSCF Trust
6.097% due 07/15/44	920	966	Series 2010-RR3 Class MSCA
LB-UBS Commercial Mortgage Trust			6.114% due 06/16/49 (Þ)	77	79
Series 2005-C7 Class F			Series 2010-RR4 Class CMLA
5.350% due 11/15/40	465	456	6.040% due 12/16/49 (Þ)	136	140
Mastr Adjustable Rate Mortgages Trust			RBSSP Resecuritization Trust
Series 2006-2 Class 4A1			Series 2010-3 Class 9A1
2.674% due 02/25/36 (Ê)	57	56	5.500% due 02/26/35 (Þ)	227	231
Series 2007-HF2 Class A1			Residential Asset Securitization Trust
0.480% due 09/25/37 (Ê)	358	324	Series 2003-A15 Class 1A2
Mastr Alternative Loan Trust			0.620% due 02/25/34 (Ê)	40	37
Series 2003-4 Class B1			RFMSI Trust
5.941% due 06/25/33	53	49	Series 2006-SA4 Class 2A1
Series 2004-10 Class 5A6			3.459% due 11/25/36 (Ê)	159	138
5.750% due 09/25/34	39	40	Rialto Capital Management LLC
Merrill Lynch Mortgage Trust			Series 2014-LT5 Class A
Series 2005-A10 Class A			2.850% due 05/15/24 (Þ)	28	28
0.431% due 02/25/36 (Ê)	48	44	RREF LLC
Series 2006-C2 Class AM			Series 2014-LT6 Class A
5.782% due 08/12/43	500	509	2.750% due 09/15/24 (Þ)	45	45
Series 2008-C1 Class A4			Series 2015-LT7 Class A
5.690% due 02/12/51	249	261	3.000% due 12/25/32 (Þ)	726	726
Morgan Stanley Bank of America Merrill			Structured Adjustable Rate Mortgage
Lynch Trust			Loan Trust
Series 2013-C7 Class A1			Series 2004-12 Class 2A
0.738% due 02/15/46	99	98	2.421% due 09/25/34 (Ê)	686	680
			Structured Asset Mortgage Investments
Series 2015-C24 Class A4			II Trust
3.732% due 05/15/48	835	851	Series 2004-AR8 Class A1
Series 2015-C24 Class C			0.844% due 05/19/35 (Ê)	203	197
4.500% due 08/15/47	75	70	Structured Asset Securities Corp.
Series 2015-C26 Class A3			Mortgage Pass-Through Certificates
3.211% due 11/15/48	875	869	Series 2003-34A Class 5A4
Series 2015-C27 Class A4			2.455% due 11/25/33 (Ê)	373	378
3.753% due 12/15/47	540	549	UBS Commercial Mortgage Trust
Morgan Stanley Capital I Trust			Series 2012-C1 Class A3
Series 2005-IQ10 Class B			3.400% due 05/10/45	1,025	1,044
5.519% due 09/15/42	43	43	UBS-Barclays Commercial Mortgage
Series 2006-IQ12 Class AM			Trust
5.370% due 12/15/43	180	183	Series 2012-C4 Class A5
Series 2007-IQ14 Class A1A			2.850% due 12/10/45	975	957
5.665% due 04/15/49	323	335	Wachovia Bank Commercial Mortgage
Series 2011-C1 Class A3			Trust
4.700% due 09/15/47 (Þ)	995	1,054	Series 2006-C26 Class AM
Series 2011-C3 Class A2			5.969% due 06/15/45	725	736
3.224% due 07/15/49	148	149	Series 2007-C31 Class AM
			5.591% due 04/15/47	500	518

See accompanying notes which are an integral part of the financial statements.

80 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
		or Shares	$			or Shares	$
Washington Mutual Mortgage Pass-				Brazil Notas do Tesouro Nacional Serie B
Through Certificates Trust				Series NTNB
Series 2003-AR7 Class A7				6.000% due 05/15/45	BRL	974	582
2.299% due 08/25/33 (Ê)		157	157	6.000% due 08/15/50	BRL	1,415	864
Series 2005-AR13 Class A1A1				Brazil Notas do Tesouro Nacional Serie F
0.511% due 10/25/45 (Ê)		16	14	Series NTNF
Series 2007-HY2 Class 2A3				10.000% due 01/01/17	BRL	1,110	267
1.755% due 04/25/37 (Ê)		590	437	10.000% due 01/01/21	BRL	2,160	435
Wells Fargo Mortgage Backed Securities				10.000% due 01/01/23	BRL	3,135	595
Trust				10.000% due 01/01/25	BRL	5,370	971
Series 2004-P Class 2A1
2.626% due 09/25/34 (Ê)		198	199	Colombian TES
				Series B
Series 2006-2 Class 2A3				10.000% due 07/24/24	COP	6,724,900	2,337
5.500% due 03/25/36		62	60	6.000% due 04/28/28	COP	584,600	144
Series 2006-AR2 Class 2A1
2.698% due 03/25/36		91	90	Ireland Government Bond
Series 2006-AR6 Class (Ê) 7A1				5.400% due 03/13/25	EUR	1,220	1,814

5.015% due 03/25/36		281	278	Malaysia Government Bond
				Series 0111
Series 2006-AR10 Class 4A1				4.160% due 07/15/21	MYR	190	45
2.610% due 07/25/36 (Ê)		25	24
				Series 0114
Series 2006-AR17 Class A1				4.181% due 07/15/24	MYR	1,560	362
2.611% due 10/25/36 (Ê)		433	410
				Series 0115
Series 2007-8 Class 1A16				3.955% due 09/15/25	MYR	1,070	244
6.000% due 07/25/37		66	65
				Series 0214
WF-RBS Commercial Mortgage Trust				3.394% due 03/15/17	MYR	520	122
Series 2011-C5 Class A4
3.667% due 11/15/44		545	566	Series 0215
				3.795% due 09/30/22	MYR	670	154

Series 2012-C9 Class A1		52	52	Series 0314
0.673% due 11/15/45				4.048% due 09/30/21	MYR	780	183

Series 2013-C14 Class A1		180	178	Series 0315
0.836% due 06/15/46				3.659% due 10/15/20	MYR	714	168

Series 2014-C19 Class A3		500	516	Series 0414
3.660% due 03/15/47				3.654% due 10/31/19	MYR	1,350	317
			193,938	Series 0512
Municipal Bonds - 0.7%				3.314% due 10/31/17	MYR	780	184
City of New York New York General
Obligation Unlimited				Mexican Bonos
5.047% due 10/01/24		375	429	Series M 10
				8.500% due 12/13/18	MXN	13,110	837
6.646% due 12/01/31		250	290	Series M 20
6.246% due 06/01/35		1,100	1,236	7.500% due 06/03/27	MXN	13,652	860
Municipal Electric Authority of Georgia
Revenue Bonds				Series M 30
6.637% due 04/01/57		1,310	1,571	10.000% due 11/20/36	MXN	21,549	1,672
7.055% due 04/01/57		600	671	Series M
New York City New York Water & Sewer				8.000% due 06/11/20	MXN	13,960	891
System Revenue Bonds				7.750% due 11/13/42	MXN	19,250	1,220
5.375% due 06/15/43		525	608	New Zealand Government Bond
State of California General Obligation				2.000% due 09/20/25	NZD	340	236
Unlimited				Series 0427
6.650% due 03/01/22		200	241	4.500% due 04/15/27	NZD	1,320	978
7.500% due 04/01/34		100	140	Series 423
University of California Revenue Bonds				5.500% due 04/15/23	NZD	1,500	1,176
6.270% due 05/15/31		400	444	Series 521
			5,630	6.000% due 05/15/21	NZD	2,840	2,227
Non-US Bonds - 3.5%				Norway Government Bond
Australia Government Bond				Series 472
Series 120				4.250% due 05/19/17 (Þ)	NOK	10,990	1,302
6.000% due 02/15/17	AUD	324	246	Series 476
Series 126				3.000% due 03/14/24 (Þ)	NOK	2,650	337
4.500% due 04/15/20	AUD	1,950	1,557	Series 477
Series 133				1.750% due 03/13/25 (Þ)	NOK	3,620	419
5.500% due 04/21/23	AUD	780	676	Peru Government Bond
Series 140				5.700% due 08/12/24	PEN	3,690	981
4.500% due 04/21/33	AUD	1,370	1,156	6.900% due 08/12/37	PEN	2,840	752

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 81

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal		Fair
	Amount ($)		Value		Amount ($)		Value
		or Shares	$		or Shares		$
Queensland Treasury Corp.
Series 21				Technology - 0.1%
5.500% due 06/21/21	AUD	2,068	1,715	Verizon Communications, Inc.	32,300		892
South Africa Government Bond
Series R203				Total Preferred Stocks
8.250% due 09/15/17	ZAR	4,960	320	(cost $1,395)			1,449
Series R209
6.250% due 03/31/36	ZAR	7,450	322

Series R214				Options Purchased - 0.0%
6.500% due 02/28/41	ZAR	17,150	734	(Number of Contracts)
			30,402	Swaptions
United States Government Agencies - 0.4%				(Fund Receives/Fund Pays)
Federal Home Loan Banks				USD 5.000%/USD Three Month LIBOR
3.150% due 06/28/17		1,080	1,078	Jan 2019 0.00 Put (1)	1,095	(ÿ)	27
Federal National Mortgage Association				Total Options Purchased
Series 2				(cost $74)			27
0.422% due 07/20/17 (Ê)		2,175	2,172

			3,250	Short-Term Investments - 25.1%
United States Government Treasuries - 19.7%
United States Treasury Inflation Indexed				ABN AMRO Bank NV
Bonds				1.123% due 10/28/16 (Ê)(Þ)	300		301
0.125% due 04/15/17 (Æ)		932	930	Adam Aircraft Industries Term Loan
0.125% due 07/15/24 (Æ)		1,898	1,803	15.130% due 05/23/16 (Å)	49		—
0.250% due 01/15/25 (Æ)		2,541	2,425	Ally Auto Receivables Trust
0.375% due 07/15/25 (Æ)		130	126	Series 2015-1 Class A1
0.625% due 02/15/43 (Æ)		621	525	0.390% due 08/15/16	253		253
1.375% due 02/15/44 (Æ)		2,776	2,825	American Express Credit Corp.
0.750% due 02/15/45 (Æ)		1,545	1,348	1.000% due 01/19/16 (ç)(~)	500		500
United States Treasury Notes				AmeriCredit Automobile Receivables
0.750% due 10/31/17		6,700	6,664	Trust
0.875% due 11/30/17 (§)		12,950	12,913	Series 2015-3 Class A1
1.000% due 12/31/17		3,160	3,156	0.500% due 08/08/16	1,051		1,051
1.250% due 11/15/18		3,715	3,709	Anheuser-Busch InBev Worldwide, Inc.
1.375% due 09/30/20		26,610	26,150	2.875% due 02/15/16	240		240
1.375% due 10/31/20		5,340	5,246	AT&T, Inc.
1.625% due 11/30/20		2,750	2,734
1.750% due 12/31/20		6,755	5,359	2.950% due 05/15/16	605		609
2.000% due 11/30/22		2,800	2,785	Series FRN
1.750% due 12/31/22		12,265	12,022	0.741% due 02/12/16 (Ê)	557		557
2.000% due 02/15/25		1,685	1,647	Bank of America Corp.
2.000% due 08/15/25		5,540	5,402	1.406% due 03/22/16 (Ê)	650		650
2.250% due 11/15/25		45,520	45,418	Bank of America NA
Zero coupon due 11/15/27		1,360	996	Series BKNT
2.750% due 08/15/42		935	894	0.792% due 06/15/16 (Ê)	200		200
3.750% due 11/15/43		745	858	Bank of Montreal
2.875% due 08/15/45		8,450	8,206	Series YCD
3.000% due 11/15/45		15,025	14,980	0.573% due 11/10/16 (Ê)(~)	750		750
			169,121	Bank of Nova Scotia
Total Long-Term Investments				Series YCD
(cost $699,094)			686,525	0.524% due 11/07/16 (Ê)(~)	730		730
				Barclays Bank PLC
				1.017% due 12/09/16 (Ê)	975		973
Common Stocks - 0.0%				BPCE SA
Financial Services - 0.0%				0.934% due 11/18/16 (Ê)	300		300
Escrow GM Corp.(Å)		80,000	—	Citigroup, Inc.
Total Common Stocks				1.402% due 04/01/16 (Ê)	600		600
(cost $—)			—	5.850% due 08/02/16	220		226
				Commonwealth Bank of Australia
Preferred Stocks - 0.2%				0.622% due 06/03/16 (Ê)(Þ)	1,120		1,119
Financial Services - 0.1%				Continental Airlines Pass-Through Trust
XLIT, Ltd.		700	557	Series 2009-1

See accompanying notes which are an integral part of the financial statements.

82 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal		Fair
		Amount ($)	Value		Amount ($)		Value
		or Shares	$		or Shares		$
9.000% due 07/08/16		171	176	Kellogg Co.
Cooperatieve Centrale Raiffeisen-				1.875% due 11/17/16	1,200		1,207
Boerenleenbank BA				Manhattan Asset Funding Co. LLC
Series FRN				1.000% due 01/13/16 (ç)(~)	750		750
1.013% due 03/18/16 (Ê)		200	200	Mercedes-Benz Auto Receivables Trust
Series YCD				Series 2015-1 Class A1
0.583% due 03/22/16 (Ê)(~)		750	750	0.390% due 08/15/16	603		603
CPPIB Capital, Inc.				Merck & Co., Inc.
0.540% due 02/17/16 (ç)(Þ)(~)		1,250	1,249	0.554% due 05/18/16 (Ê)	350		350
Drive Auto Receivables Trust				Nissan Auto Receivables Owner Trust
Series 2015-DA Class A1				Series 2015-B Class A1
0.520% due 10/17/16 (Þ)		332	332	0.380% due 08/15/16	670		670
ENI Finance USA, Inc.				Nomura Holdings Inc.
0.790% due 01/04/16 (ç)(Þ)(~)		500	500	2.000% due 09/13/16	835		838
Fannie Mae				PACCAR Financial Corp.
5.432% due 02/01/16		70	70	0.614% due 02/08/16 (Ê)	125		125
Federal Home Loan Mortgage Corp.				Procter & Gamble Co. (The)
2.000% due 08/25/16		675	680	0.414% due 11/04/16 (Ê)	1,000		1,000
Federal Home Loan Mortgage Corp.				Progress Energy, Inc.
Multifamily Structured Pass-Through				5.625% due 01/15/16	40		40
Certificates
Series 2012-K501 Class X1A				Regency Markets No.1 LLC
Interest Only STRIP				0.400% due 01/15/16 (ç)(Þ)(~)	500		500
1.702% due 08/25/16		3,540	18	Royal Bank of Canada
Ford Motor Credit Co. LLC				Series ycd
1.700% due 05/09/16		700	701	0.530% due 03/18/16 (Ê)(~)	300		300
GE Capital International Funding Co.				Russell U.S. Cash Management Fund	153,873,954	(8)	153,874
0.964% due 04/15/16 (Þ)		632	632	Sabine Pass LNG, LP
General Mills, Inc.				7.500% due 11/30/16	175		174
0.523% due 01/28/16 (Ê)		435	435	7.500% due 11/30/16 (Þ)	380		378
Series FRN				Sanofi
0.624% due 01/29/16 (Ê)		1,065	1,065	2.625% due 03/29/16	1,400		1,406
Gotham Funding Corp.				Santander Drive Auto Receivables Trust
0.460% due 01/12/16 (ç)(Þ)(~)		1,000	1,000	Series 2015-4 Class A1
Historic TW, Inc.				0.500% due 09/15/16	253		253
8.050% due 01/15/16		195	195	Sheffield Receivables Co. LLC
Huntington Auto Trust				0.400% due 01/04/16 (ç)(Þ)(~)	500		500
Series 2015-1 Class A1				Shell International Finance BV
0.350% due 06/15/16		6	6	0.572% due 11/15/16 (Ê)	1,455		1,454
Hyundai Auto Receivables Trust				Tennessee Gas Pipeline Co. LLC
Series 2015-C Class A1				8.000% due 02/01/16	200		201
0.390% due 09/15/16		617	617	Toronto-Dominion Bank (The)
International Business Machines Corp.				0.937% due 09/09/16 (Ê)	1,250		1,251
0.404% due 02/05/16 (Ê)		1,200	1,200	Total Capital International SA
International Lease Finance Corp.				0.707% due 08/12/16 (ç)(~)	1,180		1,180
6.750% due 09/01/16 (Þ)		800	822	UAL Pass-Through Trust
Japan Treasury Discount Bill				Series 09-1
Series 575				10.400% due 11/01/16	21		22
0.010% due 06/10/16	JPY	140,000	1,165	United States Treasury Bills
JetBlue Airways Pass-Through Trust				0.049% due 01/07/16	75		75
Series 04-2 Class G-2				0.073% due 01/07/16	15		15
0.812% due 11/15/16 (Ê)		750	744	Zero coupon due 01/07/16 (ç)(~)	65		65
Johnson & Johnson				Zero coupon due 01/14/16 (ç)(~)	1,940		1,940
0.482% due 11/28/16 (Ê)		1,000	1,000	0.147% due 02/11/16 (§)	4,350		4,349
JPMorgan Chase & Co.
1.125% due 02/26/16		750	750	0.183% due 02/18/16	4,600		4,599
JPMorgan Chase Bank NA				0.190% due 02/25/16 (ç)(~)	3,085		3,084
Series BKNT				0.233% due 04/07/16 (~)	6,240		6,238
5.875% due 06/13/16		70	71	Verizon Communications, Inc.

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 83

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)

	Principal	Fair
	Amount ($)	Value
	or Shares	$
Series FRN
2.042% due 09/15/16 (Ê)	1,320	1,328
Victory Receivables Corp.
0.294% due 01/05/16 (ç)(Þ)(~)	1,000	1,000
Vodafone Group PLC
Series FRN
0.752% due 02/19/16 (Ê)	1,000	999
Wells Fargo & Co.
1.250% due 07/20/16	700	701
Willis Group Holdings PLC
4.125% due 03/15/16	210	211
Total Short-Term Investments
(cost $215,110)		215,117

Total Investments 105.5%
(identified cost $915,673)		903,118

Other Assets and Liabilities,
Net - (5.5%)		(47,209)

Net Assets - 100.0%		855,909

See accompanying notes which are an integral part of the financial statements.

84 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

					Principal	Cost per	Cost		Fair Value
% of Net Assets			Acquisition		Amount ($)		Unit	(000)	(000)
Securities			Date		or shares		$	$	$
0.0%
Adam Aircraft Industries Term Loan			05/22/07			48,786	114.22	56	—
Escrow GM Corp.			04/21/11			80,000	—	—	—
Indiantown Cogeneration, LP			07/08/09			90,896	95.33	87	102
									102
For a description of restricted securities see note 7 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
									Unrealized
								Appreciation
			Number of			Notional	Expiration	(Depreciation)
			Contracts			Amount	Date		$
Long Positions
United States 2 Year Treasury Note Futures				123	USD	26,720	03/16		(44)
United States 5 Year Treasury Note Futures				330	USD	39,045	03/16		(96)
United States 10 Year Treasury Note Futures				181	USD	22,789	03/16		(94)
United States Long Bond Futures				94	USD	14,453	03/16		12
United States Ultra Bond Futures				13	USD	2,063	03/16		10
Short Positions
Euro-Bobl Futures				37	EUR	4,835	03/16		(9)
Euro-BTP Futures				19	EUR	2,620	03/16		(25)
Euro-OAT Futures				18	EUR	2,701	03/16		(12)
Japan Government 10 Year Bond Futures				4	JPY	596,159	03/16		(18)
Long Gilt Futures				28	GBP	3,270	03/16		21
United States 5 Year Treasury Note Futures				27	USD	3,195	03/16		8
United States 10 Year Treasury Note Futures				36	USD	4,533	03/16		25
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)									(222)

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike			Notional	Expiration		Fair Value
	Call/Put	Contracts	Price			Amount	Date		$
Swaptions
(Fund Receives/Fund Pays)
USD 5.000%/USD 3 Month LIBOR	Put	1		5.00	USD	4,135	01/14/19		(29)
Total Liability for Options Written (premiums received $107)									(29)

Transactions in options written contracts for the period ended December 31, 2015 were as follows:
				Number of		Premiums
				Contracts		Received
Outstanding December 31, 2014					2	$116
Opened					—	—
Closed					(1)	(9)
Expired					—	—
Outstanding December 31, 2015					1	$107

Foreign Currency Exchange Contracts
Amounts in thousands
									Unrealized
									Appreciation
			Amount		Amount				(Depreciation)
Counterparty			Sold		Bought		Settlement Date		$
Australia and New Zealand Banking Group		EUR	1,396		USD	1,517	01/28/16		(1)
Bank of America		USD	36		BRL	141	02/19/16		—
Bank of America		USD	981		BRL	3,871	02/19/16		(17)
Bank of America		USD	3,860	CAD		5,316	01/21/16		(18)

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 85

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	11	CZK	262	02/19/16	—
Bank of America	USD	37	IDR	532,340	02/19/16	1
Bank of America	USD	977	IDR	13,895,077	02/19/16	13
Bank of America	USD	71	KRW	83,190	02/19/16	—
Bank of America	USD	2,263	KRW	2,661,904	02/19/16	(1)
Bank of America	USD	29	PEN	100	02/19/16	—
Bank of America	USD	1,002	PEN	3,394	02/19/16	(15)
Bank of America	USD	49	PLN	195	02/19/16	1
Bank of America	USD	67	RUB	4,805	02/19/16	(2)
Bank of America	USD	985	RUB	67,369	02/19/16	(72)
Bank of America	USD	17	SGD	24	02/19/16	—
Bank of America	USD	49	TRY	149	02/19/16	1
Bank of America	USD	111	TRY	334	02/19/16	2
Bank of America	AUD	2,399	USD	1,744	01/29/16	(2)
Bank of America	CZK	590	USD	24	02/19/16	—
Bank of America	HKD	100	USD	13	02/19/16	—
Bank of America	HUF	2,822	USD	10	02/19/16	—
Bank of America	IDR	1,197,766	USD	84	02/19/16	(2)
Bank of America	IDR	31,263,924	USD	2,199	02/19/16	(28)
Bank of America	INR	2,958	USD	44	02/19/16	(1)
Bank of America	INR	152,671	USD	2,279	02/19/16	(13)
Bank of America	PHP	1,917	USD	40	02/19/16	(1)
Bank of America	PHP	108,021	USD	2,273	02/19/16	(19)
Bank of America	PLN	87	USD	22	02/19/16	—
Bank of America	RUB	10,812	USD	151	02/19/16	5
Bank of America	RUB	151,581	USD	2,217	02/19/16	161
Bank of America	SEK	14,619	USD	1,720	01/21/16	(13)
Bank of America	TWD	551	USD	17	02/19/16	—
Bank of America	TWD	33,389	USD	1,015	02/19/16	3
Barclays	USD	3,232	JPY	390,294	01/28/16	17
Barclays	JPY	140,000	USD	1,146	06/10/16	(25)
BNP Paribas	USD	3,860	EUR	3,527	01/21/16	(25)
BNP Paribas	USD	3,858	JPY	469,288	01/21/16	47
BNP Paribas	USD	6,002	JPY	730,003	01/21/16	74
BNP Paribas	USD	1,714	NOK	14,990	01/21/16	(21)
BNP Paribas	USD	1,732	NZD	2,567	01/21/16	22
BNP Paribas	CHF	1,696	USD	1,722	01/21/16	28
BNP Paribas	CHF	3,815	USD	3,875	01/21/16	63
BNP Paribas	NOK	52,464	USD	5,999	01/21/16	73
BNP Paribas	NZD	8,986	USD	6,064	01/21/16	(76)
Goldman Sachs	USD	3,648	JPY	442,202	01/28/16	33
Goldman Sachs	USD	2,687	NZD	3,998	01/28/16	44
Goldman Sachs	AUD	1,195	CAD	1,185	01/28/16	(26)
Goldman Sachs	AUD	9,677	USD	6,968	01/28/16	(75)
Goldman Sachs	NZD	1,259	AUD	1,184	01/28/16	4
HSBC	HKD	7,917	USD	1,022	02/19/16	—
JPMorgan Chase	USD	1,672	AUD	2,350	01/11/16	40
JPMorgan Chase	USD	3,322	CAD	4,370	01/08/16	(163)
JPMorgan Chase	USD	4,285	CAD	5,566	01/15/16	(263)
JPMorgan Chase	USD	1,054	CLP	726,903	01/15/16	(29)
JPMorgan Chase	USD	179	EUR	164	02/17/16	(1)
JPMorgan Chase	USD	2,626	JPY	321,456	02/17/16	51
JPMorgan Chase	USD	4,783	MXN	82,500	06/10/16	(48)
JPMorgan Chase	USD	870	MYR	3,824	01/15/16	16
JPMorgan Chase	USD	1,469	MYR	6,488	01/15/16	35
JPMorgan Chase	USD	3,108	NOK	25,204	01/15/16	(261)
JPMorgan Chase	USD	2,150	NZD	3,174	02/17/16	15
JPMorgan Chase	USD	1,348	PLN	5,032	01/15/16	(65)
JPMorgan Chase	USD	2,933	SEK	23,885	01/15/16	(103)
JPMorgan Chase	USD	445	ZAR	6,828	01/15/16	(4)
JPMorgan Chase	AUD	2,350	USD	1,710	01/11/16	(2)
JPMorgan Chase	AUD	7,881	USD	5,655	02/17/16	(76)
JPMorgan Chase	BRL	374	USD	94	01/15/16	—

See accompanying notes which are an integral part of the financial statements.

86 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
			Amount	Amount			(Depreciation)
Counterparty			Sold	Bought		Settlement Date	$
JPMorgan Chase		BRL	1,470	USD	370	01/15/16	—
JPMorgan Chase		BRL	1,855	USD	468	01/15/16	1
JPMorgan Chase		BRL	7,153	USD	1,763	01/15/16	(38)
JPMorgan Chase		CHF	4,141	USD	4,319	01/15/16	183
JPMorgan Chase		COP	8,856,586	USD	2,939	01/15/16	152
JPMorgan Chase		CZK	33,283	USD	1,396	01/15/16	58
JPMorgan Chase		GBP	2,418	USD	3,643	02/17/16	78
JPMorgan Chase		IDR	11,975,390	USD	851	01/15/16	(14)
JPMorgan Chase		IDR	28,792,681	USD	1,897	01/15/16	(182)
JPMorgan Chase	MXN		46,090	USD	2,785	01/15/16	113
JPMorgan Chase		NZD	16,472	USD	10,849	02/17/16	(389)
JPMorgan Chase		PEN	14,291	USD	4,305	01/15/16	126
JPMorgan Chase		SGD	3,116	USD	2,231	01/15/16	34
JPMorgan Chase		TRY	5,488	USD	1,839	01/15/16	(37)
JPMorgan Chase		ZAR	322	USD	24	01/15/16	3
Royal Bank of Canada		USD	1,721	AUD	2,392	01/21/16	21
Royal Bank of Canada		USD	2,299	CZK	57,775	02/19/16	28
Royal Bank of Canada		USD	5,991	ILS	23,216	01/21/16	(23)
Royal Bank of Canada		USD	2,277	PLN	9,042	02/19/16	26
Royal Bank of Canada		USD	2,288	SGD	3,265	02/19/16	11
Royal Bank of Canada		USD	991	TRY	2,928	02/19/16	—
Royal Bank of Canada		USD	2,229	TRY	6,589	02/19/16	1
Royal Bank of Canada		AUD	5,382	USD	3,873	01/21/16	(46)
Royal Bank of Canada		AUD	8,372	USD	6,024	01/21/16	(73)
Royal Bank of Canada		CZK	25,678	USD	1,022	02/19/16	(12)
Royal Bank of Canada		DKK	11,697	USD	1,716	01/21/16	11
Royal Bank of Canada		DKK	26,318	USD	3,860	01/21/16	26
Royal Bank of Canada		EUR	1,550	USD	1,700	01/28/16	15
Royal Bank of Canada		HUF	296,236	USD	1,017	02/19/16	(3)
Royal Bank of Canada		PLN	4,019	USD	1,012	02/19/16	(12)
Standard Chartered		USD	2,503	NZD	3,730	01/28/16	44
Standard Chartered		AUD	9,244	USD	6,652	01/28/16	(76)
UBS		AUD	1,181	CAD	1,172	01/28/16	(25)
UBS		EUR	4,808	USD	5,275	01/28/16	47
UBS		GBP	3,400	USD	5,158	01/28/16	145
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							(526)

Total Return Swap Contracts (*)
Amounts in thousands
Fund Receives/(Pays)				Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty			Amount		Date	$
Long Reference Entity
Barclays Capital U.S. Aggregate Bond Index	Barclays			USD	18,870	04/29/16	(8)
Barclays Capital U.S. Aggregate Bond Index	Barclays			USD	20,856	04/29/16	(8)
Barclays Capital U.S. Aggregate Bond Index	Barclays			USD	22,647	06/30/16	(8)
Barclays Capital U.S. Aggregate Bond Index	Barclays			USD	12,582	06/30/16	(4)
Barclays Capital U.S. Aggregate Bond Index	Barclays			USD	10,937	09/30/16	(2)
Barclays Capital U.S. Aggregate Bond Index	Barclays			USD	16,903	09/30/16	(2)
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)							(32)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fees were all based on the 1 Month LIBOR rate with a fee ranging from -0.08% to 0.19%.

Interest Rate Swap Contracts
Amounts in thousands
					Termination	Fair Value
Counterparty	Notional Amount		Fund Receives	Fund Pays	Date	$
Barclays	USD	425	Three Month LIBOR	2.412%	11/15/27	(28)
Barclays	USD	425	Three Month LIBOR	2.481%	11/15/27	(32)

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 87

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Interest Rate Swap Contracts

Amounts in thousands
					Termination	Fair Value
Counterparty	Notional Amount		Fund Receives	Fund Pays	Date	$
Citigroup	USD	850	Three Month LIBOR	2.714%	08/15/42	(28)
Citigroup	USD	685	Three Month LIBOR	3.676%	11/15/43	(157)
JPMorgan Chase	DKK	15,600	Six Month CIBOR	0.943%	05/05/25	50
JPMorgan Chase	HKD	17,800	Three Month HIBOR	2.160%	05/14/25	(56)
JPMorgan Chase	CZK	55,601	Six Month PRIBOR	1.280%	06/19/25	(77)
Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $— (å)						(328)

Credit Default Swap Contracts

Amounts in thousands

Credit Indices
				Fund (Pays)/
				Receives	Termination	Fair Value
Reference Entity	Counterparty	Notional Amount		Fixed Rate	Date	$
CDX NA High Yield Index	Goldman Sachs	USD	3,140	5.000%	12/20/20	42
CDX NA High Yield Index	Goldman Sachs	USD	6,680	1.000%	06/20/20	38
CDX NA High Yield Index	Morgan Stanley	USD	6,000	5.000%	12/20/20	81
iTraxx Europe Crossover Index	Goldman Sachs	EUR	5,000	(5.000%)	12/20/20	(445)
Total Fair Value on Open Credit Indices Premiums Paid (Received) - ($380)						(284)

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$54,321	$564	$54,885	6.4
Corporate Bonds and Notes	—	174,348	—	174,348	20.4
International Debt	—	51,140	—	51,140	6.0
Loan Agreements	—	3,811	—	3,811	0.4
Mortgage-Backed Securities	—	193,255	683	193,938	22.7
Municipal Bonds	—	5,630	—	5,630	0.7
Non-US Bonds	—	30,402	—	30,402	3.5
United States Government Agencies	—	3,250	—	3,250	0.4
United States Government Treasuries	—	169,121	—	169,121	19.7
Common Stocks	—	—	—	—	—
Preferred Stocks	892	557	—	1,449	0.2
Options Purchased	—	27	—	27	—*
Short-Term Investments	—	215,117	—	215,117	25.1
Total Investments	892	900,979	1,247	903,118	105.5
Other Assets and Liabilities, Net					(5.5)
					100.0
Other Financial Instruments
Futures Contracts	(222)	—	—	(222)	(—)*
Options Written	—	(29)	—	(29)	(—)*
Foreign Currency Exchange Contracts	—	(526)	—	(526)	(0.1)
Total Return Swap Contracts	—	(32)	—	(32)	(—)*
Interest Rate Swap Contracts	—	(328)	—	(328)	(—)*
Credit Default Swap Contracts	—	(284)	—	(284)	(—)*
Total Other Financial Instruments**	$(222)	$(1,199)	$—	$(1,421)

*      Less than .05% of net assets.
**    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

See accompanying notes which are an integral part of the financial statements.

88 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2015

Presentation of Portfolio Holdings
Amounts in thousands
Fair Value
Portfolio Summary	Level 1	Level 2		Level 3	Total	% of Net Assets

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2015, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Levels 3) were used in determining a fair value for the period ended December
31, 2015 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 89

Russell Investment Funds
Core Bond Fund

Fair Value of Derivative Instruments — December 31, 2015

Amounts in thousands

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$—	$—	$27
Unrealized appreciation on foreign currency exchange contracts	—	1,872	—
Variation margin on futures contracts**	—	—	76
Interest rate swap contracts, at fair value	—	—	50
Credit default swap contracts, at fair value	161	—	—
Total	$161	$1,872	$153

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$—	$—	$298
Unrealized depreciation on foreign currency exchange contracts	—	2,398	—
Options written, at fair value	—	—	29
Total return swap contracts, at fair value	—	—	32
Interest rate swap contracts, at fair value	—	—	378
Credit default swap contracts, at fair value	445	—	—
Total	$445	$2,398	$737
		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$—	$—	$208
Futures contracts	—	—	2,220
Options written	—	—	9
Total return swap contracts	—	—	45
Interest rate swap contracts	—	—	(280)
Credit default swap contracts	598	—	—
Foreign currency-related transactions****	—	8,601	—
Total	$598	$8,601	$2,202

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$—	$—	$173
Futures contracts	—	—	(920)
Options written	—	—	7
Total return swap contracts	—	—	(67)
Interest rate swap contracts	—	—	6
Credit default swap contracts	103	—	—
Foreign currency-related transactions******	—	(2,467)	—
Total	$103	$(2,467)	$(801)

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***** Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
****** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-
related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

90 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$27	$ — $	27
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	1,872	—	1,872
Futures Contracts	Variation margin on futures contracts	775	—	775
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	50	—	50
Credit Default Swap Contracts	Credit default swap contracts, at fair value	161	—	161
Total Financial and Derivative Assets		2,885	—	2,885
Financial and Derivative Assets not subject to a netting agreement		(936)	—	(936)
Total Financial and Derivative Assets subject to a netting agreement		$1,949	$ — $	1,949

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$187	$187	$—	$—
Barclays	44	42	—	2
BNP Paribas	308	123	—	185
Goldman Sachs	81	81	—	—
JPMorgan Chase	954	954	—	—
Royal Bank of Canada	139	124	—	15
Standard Chartered	44	44	—	—
UBS	192	25	—	167
Total	$1,949	$1,580	$—	$369

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 91

Russell Investment Funds
Core Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
December 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$4	$ — $	4
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	2,398	—	2,398
Options Written Contracts	Options written, at fair value	29	—	29
Total Return Swap Contracts	Total return swap contracts, at fair value	32	—	32
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	378	—	378
Credit Default Swap Contracts	Credit default swap contracts, at fair value	445	—	445
Total Financial and Derivative Liabilities		3,286	—	3,286
Financial and Derivative Liabilities not subject to a netting agreement		(450)	—	(450)
Total Financial and Derivative Liabilities subject to a netting agreement		$2,836	$ — $	2,836

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^ Net Amount
Australia and New Zealand Banking Group	$1	$—	$—	$1
Bank of America	204	187	—	17
Barclays	146	42	104	—
BNP Paribas	123	123	—	—
Citigroup	184	—	—	184
Goldman Sachs	101	81	—	20
JPMorgan Chase	1,807	954	830	23
Royal Bank of Canada	169	124	—	45
Standard Chartered	76	44	—	32
UBS	25	25	—	—
Total	$2,836	$1,580	$934	$322

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

92 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Statement of Assets and Liabilities — December 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$915,673
Investments, at fair value(>)	903,118
Cash	4,034
Cash (restricted)(a)(b)	3,844
Foreign currency holdings(^)	1,234
Unrealized appreciation on foreign currency exchange contracts	1,872
Receivables:
Dividends and interest	4,130
Dividends from affiliated Russell funds	26
Investments sold	7,155
Fund shares sold	126
Variation margin on futures contracts	775
Interest rate swap contracts, at fair value(•)	50
Credit default swap contracts, at fair value(+)	161
Total assets	926,525

Liabilities
Payables:
Due to broker (c)(d)	136
Investments purchased	66,421
Fund shares redeemed	205
Accrued fees to affiliates	429
Other accrued expenses	139
Variation margin on futures contracts	4
Unrealized depreciation on foreign currency exchange contracts	2,398
Options written, at fair value(x)	29
Total return swap contracts, at fair value(8)	32
Interest rate swap contracts, at fair value(•)	378
Credit default swap contracts, at fair value(+)	445
Total liabilities	70,616

Net Assets	$855,909

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 93

Russell Investment Funds
Core Bond Fund

Statement of Assets and Liabilities, continued — December 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income		$672
Accumulated net realized gain (loss)		(3,630)
Unrealized appreciation (depreciation) on:
Investments		(12,555)
Futures contracts		(222)
Options written		78
Total return swap contracts		(32)
Interest rate swap contracts		(328)
Credit default swap contracts		96
Foreign currency-related transactions		(598)
Shares of beneficial interest		833
Additional paid-in capital		871,595
Net Assets		$855,909

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)		$10.27
Net assets		$855,908,978
Shares outstanding ($.01 par value)		83,319,163
Amounts in thousands
(^) Foreign currency holdings - cost		$1,278
(x) Premiums received on options written		$107
(+) Credit default swap contracts - premiums paid (received)		$(380)
(>) Investments in affiliates, Russell U.S. Cash Management Fund		$153,874
(•) Interest rate swap contracts - premiums paid (received)	$
(8) Total return swap contracts - premiums paid (received)	$

(a) Cash Collateral for Futures		$1,987
(b) Cash Collateral for Swaps		$1,857
(c) Due to Broker for Futures		$118
(d) Due to Broker for Swaps		$18
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

94 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Statement of Operations — For the Period Ended December 31, 2015

Amounts in thousands
Investment Income
Dividends	$63
Dividends from affiliated Russell funds	181
Interest	18,168
Total investment income	18,412

Expenses
Advisory fees	4,757
Administrative fees	432
Custodian fees	269
Transfer agent fees .	38
Professional fees	101
Trustees’ fees	22
Printing fees	91
Miscellaneous	43
Expenses before reductions	5,753
Expense reductions	(258)
Net expenses	5,495
Net investment income (loss)	12,917

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(146)
Futures contracts	2,220
Options written	9
Total return swap contracts	45
Interest rate swap contracts	(280)
Credit default swap contracts	598
Foreign currency-related transactions	8,030
Net realized gain (loss)	10,476
Net change in unrealized appreciation (depreciation) on:
Investments	(21,281)
Futures contracts	(920)
Options written	7
Total return swap contracts	(67)
Interest rate swap contracts	6
Credit default swap contracts	103
Foreign currency-related transactions	(2,466)
Net change in unrealized appreciation (depreciation)	(24,618)
Net realized and unrealized gain (loss)	(14,142)
Net Increase (Decrease) in Net Assets from Operations	$(1,225)

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 95

Russell Investment Funds
Core Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,917	$11,343
Net realized gain (loss)	10,476	23,868
Net change in unrealized appreciation (depreciation)	(24,618)	7,026
Net increase (decrease) in net assets from operations	(1,225)	42,237

Distributions
From net investment income	(20,648)	(12,125)
From net realized gain	(9,978)	(16,153)
Net decrease in net assets from distributions	(30,626)	(28,278)

Share Transactions*
Net increase (decrease) in net assets from share transactions	48,302	61,598
Total Net Increase (Decrease) in Net Assets	16,451	75,557

Net Assets
Beginning of period	839,458	763,901
End of period	$855,909	$839,458
Undistributed (overdistributed) net investment income included in net assets	$672	$1,983

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended December 31, 2015 and December 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	6,871	$72,808	9,002	$96,140
Proceeds from reinvestment of distributions	2,929	30,626	2,658	28,278
Payments for shares redeemed	(5,219)	(55,132)	(5,920)	(62,820)
Total increase (decrease)	4,581	$48,302	5,740	$61,598

See accompanying notes which are an integral part of the financial statements.

96 Core Bond Fund

(This page intentionally left blank)

Russell Investment Funds
Core Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2015	10.66	.16	(.17)	(.01)	(.26)	(.12)
December 31, 2014	10.46	.15	.43	.58	(.17)	(.21)
December 31, 2013	10.81	.18	(.35)	(.17)	(.15)	(.03)
December 31, 2012	10.47	.25	.61	.86	(.25)	(.27)
December 31, 2011	10.51	.35	.14	.49	(.34)	(.19)

See accompanying notes which are an integral part of the financial statements.

98 Core Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross	Net(b)	Net Assets(b)	Turnover Rate
(.38)	10.27	(.14)	855,909.67		.64	1.49	225
(.38)	10.66	5.55	839,458.69		.64	1.44	173
(.18)	10.46	(1.55)	763,901.67		.62	1.73	133
(.52)	10.81	8.38	676,018.72		.66	2.32	192
(.53)	10.47	4.68	545,608.72		.65	3.29	203

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 99

Russell Investment Funds
Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — December 31, 2015 (Unaudited)

Global Real Estate Securities Fund			Russell Developed Index (Net) ***
	Total			Total
	Return			Return
1 Year	0.25%		1 Year	(0.80)%
5 Years	7.17	%§	5 Years	7.63	%§
10 Years	4.95	%§	10 Years	5.18	%§

FTSE EPRA/NAREIT Developed Index (Net)**			Global Real Estate Linked Benchmark****
	Total			Total
	Return			Return
1 Year	(0.79)%		1 Year	(0.79)%
5 Years	7.17	%§	5 Years	7.17	%§
10 Years	4.67	%§	10 Years	4.94	%§

100 Global Real Estate Securities Fund

Russell Investment Funds
Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

The Global Real Estate Securities Fund (the “Fund”) employs	to smaller companies. With respect to geography, Europe’s
a multi-manager approach whereby portions of the Fund are	strongly positive returns were significantly ahead of the negative
allocated to different money manager strategies. Fund assets not	Asia-Pacific region, while North America posted moderately
allocated to money managers are managed by Russell Investment	positive results, ahead of the index average. With respect to
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	property sectors, the shorter lease duration categories, including
may change the allocation of the Fund’s assets among money	self storage and residential, generally delivered the strongest
managers at any time. An exemptive order from the Securities	performance, while the lower-growth, yield-oriented health
and Exchange Commission (“SEC”) permits RIMCo to engage	care and net lease sectors were among the weakest-performing
or terminate a money manager at any time, subject to approval	property types. The single notable exception to this trend was the
by the Fund’s Board, without a shareholder vote. Pursuant to the	lodging sector, which underperformed most other property types
terms of the exemptive order, the Fund is required to notify its	in spite of shorter lease terms.
shareholders within 90 days of when a money manager begins
providing services. As of December 31, 2015, the Fund had three	How did the investment strategies and techniques employed
money managers.	by the Fund and its money managers affect its benchmark-
relative performance?
What is the Fund’s investment objective?	The Fund employs discretionary money managers. The Fund’s
The Fund seeks to provide current income and long term capital	discretionary money managers select the individual portfolio
growth.	securities for the assets assigned to them. Fund assets not

How did the Fund perform relative to its benchmark for the	allocated to discretionary money managers include the Fund’s
fiscal year ended December 31, 2015?	liquidity reserves and assets which may be managed directly
by RIMCo to effect the Fund’s investment strategies and/or to
For the fiscal year ended December 31, 2015, the Fund gained	actively manage the Fund’s overall exposures by investing in
0.25%. This is compared to the Fund’s benchmark, the FTSE	securities or other instruments that RIMCo believes will achieve
EPRA/NAREIT Developed Index (Net), which lost 0.79% during	the desired risk/return profile for the Fund.
the same period. The Fund’s performance includes operating
expenses, whereas index returns are unmanaged and do not	Cohen & Steers Capital Management, Inc. (“Cohen”) outperformed
include expenses of any kind.	the Fund’s benchmark for the fiscal year. Cohen seeks to generate excess returns through a combination of bottom-up stock selection
For the fiscal year ended December 31, 2015, the Morningstar	and top-down regional allocation decisions. The key driver
Insurance Global Real Estate, a group of funds that Morningstar	of performance was property sector allocation within the U.S.
considers to have investment strategies similar to those of the	Overweight positions in the self-storage and residential sectors
Fund, lost 0.71%. This result serves as a peer comparison and is	were beneficial. Overweight positioning in Asia detracted from
expressed net of operating expenses.	performance.
How did the market conditions described in the Market	INVESCO Advisers, Inc. (“Invesco”) outperformed the Fund’s
Summary report affect the Fund’s performance?	benchmark for the fiscal year. Invesco manages a broadly
For the fiscal year ended December 31, 2015, the global listed	diversified portfolio with a focus on companies that operate in
property market, as measured by the FTSE EPRA/NAREIT	attractive markets, own top-tier assets, have strong management
Developed Index (Net), delivered a negative 0.79% return. The	teams, and maintain sound balance sheets. This focus on asset
sector began the year with strong gains in January, as long-term	and balance sheet strength was beneficial during the fiscal year,
bond yields declined and U.S. real estate investment trusts	as overweight positioning in the highest-quality U.S. retail and
(“REITs”) rallied. This was followed by five consecutive months	residential REITs drove outperformance. An underweight to the
of negative index returns through mid-2015, as macroeconomic	health care sector was also a modest contributor to performance,
concerns in Europe and China overwhelmed generally positive	while an underweight to Continental Europe detracted.
real estate fundamental growth. The period then ended on a	Morgan Stanley Investment Management, Inc., Morgan Stanley
positive note, as global equities rebounded in the fourth quarter,	Investment Management Limited and Morgan Stanley Investment
and property stocks recovered to finish the fiscal year with a	Management Company (together, “Morgan Stanley”) outperformed
modestly negative total return.	the Fund’s benchmark for the fiscal year. Overweight positions
Within the global property securities market, companies with	in the U.S. residential sector and larger capitalization office
stronger balance sheets tended to outperform more highly levered	REITs drove outperformance for the fiscal year. However, as a
stocks, while larger capitalization stocks outperformed relative	result of Morgan Stanley’s value-oriented process, the portfolio

Global Real Estate Securities Fund 101

Russell Investment Funds
Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

was overweight to Hong Kong and China, which detracted from	Money Managers as of December 31,
performance.	2015	Styles
During the period, RIMCo continued to utilize a strategy to	Cohen & Steers Capital Management, Inc.	Market-Oriented
implement regional tilting through the direct purchase of real	INVESCO Advisers, Inc. which acts as a
estate stocks. Using the output from a quantitative model, the	money manager to the Fund
strategy seeks to position the portfolio to meet RIMCo’s overall	through its INVESCO Real Estate division	Market-Oriented
preferred positioning with respect to regional exposures, while	Morgan Stanley Investment Management
Inc., Morgan Stanley Investment
optimizing the portfolio to minimize tracking error relative to the	Management Limited and Morgan Stanley
Fund’s money manager portfolios. The strategy outperformed	Investment Management Company	Value
relative to the Fund’s benchmark as a result of underweight	The views expressed in this report reflect those of the
positions in Canada, Singapore and the U.S. health care sector.	portfolio managers only through the end of the period
During the period, the Fund used index futures and swap contracts	covered by the report. These views do not necessarily
to equitize the Fund’s cash. The use of these derivatives had	represent the views of RIMCo or any other person in RIMCo
a modestly negative impact on performance, as equity markets	or any other affiliated organization. These views are
delivered negative returns, underperforming cash.	subject to change at any time based upon market conditions
or other events, and RIMCo disclaims any responsibility to
Describe any changes to the Fund’s structure or the money	update the views contained herein. These views should not
manager line-up.	be relied on as investment advice and, because investment
There were no changes to the Fund’s structure or money manager	decisions for a Russell Investment Funds (“RIF”) Fund are
line up during the fiscal year.	based on numerous factors, should not be relied on as an
indication of investment decisions of any RIF Fund.

* Assumes initial investment on January 1, 2006.

** The FTSE EPRA/NAREIT Developed Index (Net) is an unmanaged market-weighted total return index, which consists of publicly traded equity REITs and listed property companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities and is net of tax on dividends from foreign holdings.

*** The Russell Developed Index (Net) measures the performance of the investable securities in developed countries globally and is net of tax on dividends from foreign holdings.

**** The Global Real Estate Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Global Real Estate Linked Benchmark represents the returns of the FTSE NAREIT Equity REITs
Index through September 30, 2010 and the returns of the FTSE EPRA/NAREIT Developed Index (Net) thereafter. The FTSE NAREIT Equity REITs Index is an unmanaged, market-capitalization-weighted index of all publicly traded U.S. REITs that invest predominantly in the equity ownership of real estate, excluding timber and infrastructure. The index is designed to reflect the performance of all U.S. publicly traded equity REITs as a whole.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.

102 Global Real Estate Securities Fund

Russell Investment Funds
Global Real Estate Securities Fund

Shareholder Expense Example — December 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2015 to December 31, 2015.	July 1, 2015	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2015	$1,022.30	$1,020.47
The information in the table under the heading “Actual	Expenses Paid During Period*	$4.79	$4.79
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.94%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Global Real Estate Securities Fund 103

Russell Investment Funds
Global Real Estate Securities Fund

Schedule of Investments — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 96.6%			Mercialys SA(ö)	55,590	1,125
Australia - 5.0%			Unibail-Rodamco SE(ö)	36,103	9,182
BGP Holdings PLC(Æ)(Å)	926,311	—			26,608
Dexus Property Group(ö)	749,092	4,063
Goodman Group(ö)	833,558	3,774	Germany - 2.8%
GPT Group (The)(ö)	387,097	1,338	ADO Properties SA(Æ)(Þ)	12,398	358
Investa Office Fund(ö)	104,342	302	alstria office REIT-AG(Æ)(ö)	197,178	2,630
Mirvac Group(ö)	1,290,905	1,847	Deutsche EuroShop AG	5,828	256
Scentre Group(ö)	3,357,028	10,173	Deutsche Wohnen AG	286,510	7,976
Shopping Centres Australasia Property			Icad, Inc.(ö)	38,443	2,581
Group(ö)	66,003	102	LEG Immobilien AG(Æ)	46,005	3,776
Stockland(ö)	1,037,370	3,080	Vonovia SE	152,214	4,714
Vicinity Centres(Æ)(ö)	3,953,867	8,012			22,291
Westfield Corp.(ö)	926,972	6,377
		39,068	Hong Kong - 8.7%
			Champion REIT(Æ)(ö)	501,593	250
Austria - 0.0%			Cheung Kong Property Holdings, Ltd.	1,334,000	8,607
Atrium European Real Estate, Ltd.	73,489	284	Hang Lung Properties, Ltd. - ADR	218,000	494
			Henderson Land Development Co., Ltd.	830,822	5,058
Belgium - 0.0%			Hongkong Land Holdings, Ltd.	1,660,401	11,579
Befimmo(ö)	630	38	Hysan Development Co., Ltd.	622,000	2,538
			Kerry Properties, Ltd.	159,500	435
Brazil - 0.1%			Link(ö)	1,638,000	9,772
BR Malls Participacoes SA	96,800	270	New World Development Co., Ltd.	2,886,155	2,832
BR Properties SA	82,800	176	Sino Land Co., Ltd.	266,000	388
Iguatemi Empresa de Shopping Centers			Sun Hung Kai Properties, Ltd.	1,444,125	17,330
SA	60,000	286	Swire Properties, Ltd.	1,749,068	5,027
		732	Wharf Holdings, Ltd. (The)	554,000	3,058

Canada - 1.3%					67,368
Allied Properties Real Estate Investment			Ireland - 0.3%
Trust(ö)	89,041	2,031	Green REIT PLC(ö)	918,578	1,588
Boardwalk Real Estate Investment			Hibernia REIT PLC(ö)	289,793	444
Trust(Ñ)(ö)	24,997	857			2,032
Brookfield Canada Office Properties(ö)	23,501	443
Canadian Real Estate Investment			Italy - 0.3%
Trust(ö)	46,802	1,423	Beni Stabili SpA SIIQ(ö)	3,414,475	2,576
Crombie Real Estate Investment Trust(ö)	36,853	341
Dream Office Real Estate Investment			Japan - 10.5%
Trust(Ñ)(ö)	24,310	305	Activia Properties, Inc.(ö)	789	3,350
First Capital Realty, Inc. Class A	118,055	1,565	Advance Residence Investment Corp.(ö)	250	550
H&R Real Estate Investment Trust(Ñ)(ö)	91,810	1,331	Aeon Mall Co., Ltd.	122,100	2,096
RioCan Real Estate Investment Trust(Ñ)			Daiwa House REIT Investment Corp.(ö)	28	109
(ö)	109,871	1,881	Daiwa Office Investment Corp.(ö)	55	298
Smart Real Estate Investment Trust(ö)	11,384	248	Frontier Real Estate Investment Corp.(ö)	26	104
		10,425	GLP J-Reit(ö)	2,288	2,213
			Hulic Co., Ltd.	45,000	395
China - 0.1%			Hulic Reit, Inc.(ö)	2,378	3,319
China Overseas Land & Investment, Ltd.	48,000	167	Japan Hotel REIT Investment Corp.
China Resources Land, Ltd.	24,000	69	(Æ)(ö)	2,499	1,847
Dalian Wanda Commercial Properties			Japan Logistics Fund, Inc.(ö)	131	254
Co., Ltd. Class H(Þ)	33,200	192	Japan Prime Realty Investment Corp.(ö)	456	1,560
		428	Japan Real Estate Investment Corp.(ö)	918	4,465
			Japan Retail Fund Investment Corp.(ö)	2,280	4,379
Finland - 0.2%			Kenedix Office Investment Corp. Class
Citycon OYJ(Æ)	427,976	1,110	A(ö)	30	140
Sponda OYJ	128,093	541
		1,651	Kenedix Retail REIT Corp.(ö)	305	646
			Mitsubishi Estate Co., Ltd.	1,039,000	21,534
France - 3.4%			Mitsui Fudosan Co., Ltd.	883,129	22,128
Fonciere Des Regions(ö)	36,732	3,288	Mori Hills REIT Investment Corp. Class
Gecina SA(ö)	7,569	918	A(ö)	393	504
Klepierre - GDR(ö)	272,748	12,095	Nippon Building Fund, Inc.(ö)	308	1,471

See accompanying notes which are an integral part of the financial statements.

104 Global Real Estate Securities Fund

Russell Investment Funds
Global Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Nippon Prologis REIT, Inc.(ö)	578	1,045	Derwent London PLC(ö)	98,627	5,328
Nomura Real Estate Master Fund, Inc.			Great Portland Estates PLC(ö)	391,029	4,767
(Æ)(ö)	1,086	1,345	Hammerson PLC(ö)	905,648	8,005
NTT Urban Development Corp.	32,000	308	Intu Properties PLC Class H(ö)	276,753	1,294
Orix JREIT, Inc.(ö)	365	472	Kennedy Wilson Europe Real Estate
Premier Investment Corp.(ö)	65	66	PLC	67,911	1,206
Sumitomo Realty & Development Co.,			Land Securities Group PLC(ö)	820,803	14,230
Ltd.	120,000	3,419	LXB Retail Properties PLC(Æ)	377,103	533
Tokyo Tatemono Co., Ltd.	61,200	666	Segro PLC(ö)	169,766	1,072
Tokyu Fudosan Holdings Corp.	181,100	1,134	Shaftesbury PLC(ö)	46,600	624
Tokyu REIT, Inc.(ö)	56	71	St. Modwen Properties PLC	63,633	388
United Urban Investment Corp.(ö)	1,081	1,466	UNITE Group PLC (The)	187,265	1,808
		81,354	Urban & Civic PLC	134,634	560
			Workspace Group PLC(ö)	27,605	389
Netherlands - 1.6%					48,786
Eurocommercial Properties NV(Æ)	19,760	852
NSI NV(ö)	582,098	2,512	United States – 52.7%
Wereldhave NV(ö)	165,527	9,281	Acadia Realty Trust(ö)	12,549	416
		12,645	American Campus Communities, Inc.(ö)	75,827	3,135
			American Homes 4 Rent Class A(ö)	82,562	1,375
Norway - 0.1%			Apartment Investment & Management
Entra ASA(Þ)	105,950	850	Co. Class A(ö)	187,167	7,492
Norwegian Property ASA(Æ)	88,880	91	AvalonBay Communities, Inc.(ö)	108,483	19,974
		941	Boston Properties, Inc.(ö)	105,934	13,511
			Brandywine Realty Trust(ö)	74,863	1,023
Singapore - 1.6%			Brixmor Property Group, Inc.(ö)	315,846	8,154
Ascendas Real Estate Investment			Brookdale Senior Living, Inc. Class
Trust(Æ)(ö)	1,102,400	1,765	A(Æ)	95,375	1,761
CapitaLand Commercial Trust, Ltd.(Æ)			Camden Property Trust(ö)	78,306	6,011
(ö)	243,400	231	Care Capital Properties, Inc.(Æ)(ö)	69,489	2,124
CapitaLand Mall Trust Class A(Æ)(ö)	382,200	518	Chesapeake Lodging Trust(ö)	61,167	1,539
CapitaLand, Ltd.	2,113,800	4,961	Colony Starwood Homes(Æ)(ö)	71,530	1,619
Global Logistic Properties, Ltd.	2,107,551	3,173	Corporate Office Properties Trust(ö)	47,149	1,029
Mapletree Industrial Trust(Æ)(ö)	1,164,800	1,248	Cousins Properties, Inc.(ö)	384,874	3,630
UOL Group, Ltd.	116,400	511	CubeSmart(ö)	16,581	508
		12,407	CyrusOne, Inc.(ö)	122,376	4,583

Spain - 0.5%			DDR Corp.(ö)	405,023	6,820
Hispania Activos Inmobiliarios SA(Æ)	121,478	1,721	DiamondRock Hospitality Co.(ö)	224,845	2,170
Inmobiliaria Colonial SA	1,449,904	1,007	Douglas Emmett, Inc.(ö)	180,965	5,643
Merlin Properties Socimi SA(Æ)(ö)	83,188	1,038	Duke Realty Corp.(ö)	64,274	1,351
		3,766	Education Realty Trust, Inc.(ö)	72,699	2,754
			Empire State Realty Trust, Inc. Class
Sweden - 0.8%			A(ö)	274,415	4,959
Atrium Ljungberg AB Class B	24,301	383	Equinix, Inc.(ö)	7,748	2,343
Castellum AB	105,509	1,495	Equity LifeStyle Properties, Inc. Class
Fabege AB	97,925	1,610	A(ö)	34,566	2,305
Hufvudstaden AB Class A	73,465	1,040	Equity Residential(ö)	274,508	22,397
Wihlborgs Fastigheter AB	76,904	1,552	Essex Property Trust, Inc.(ö)	14,673	3,513
		6,080	Extra Space Storage, Inc.(ö)	114,374	10,089
			Federal Realty Investment Trust(ö)	27,671	4,043
Switzerland - 0.3%			First Industrial Realty Trust, Inc.(ö)	87,843	1,944
Mobimo Holding AG(Æ)	409	91	Four Corners Property Trust, Inc.(Æ)	13,940	337
PSP Swiss Property AG(Æ)	19,883	1,741	General Growth Properties, Inc.(ö)	402,347	10,947
Swiss Prime Site AG Class A(Æ)	3,580	280	HCP, Inc.(ö)	255,438	9,768
		2,112	Healthcare Realty Trust, Inc.(ö)	182,900	5,180
			Healthcare Trust of America, Inc. Class
United Kingdom - 6.3%			A(ö)	175,012	4,720
Big Yellow Group PLC(ö)	367,347	4,358	Hilton Worldwide Holdings, Inc.	290,552	6,218
British Land Co. PLC (The)(ö)	290,955	3,349	Host Hotels & Resorts, Inc.(ö)	656,466	10,071
Capital & Counties Properties PLC	68,682	445	Hudson Pacific Properties, Inc.(ö)	177,978	5,008
Capital & Regional PLC(ö)	450,495	430	InfraREIT, Inc.(ö)	50,400	932

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 105

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Schedule of Investments, continued — December 31, 2015

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
	Principal		Fair			Principal		Fair
	Amount ($)		Value			Amount ($)		Value
	or Shares		$			or Shares		$
Kilroy Realty Corp.(ö)	117,436		7,432		(cost $20,350)			20,350
Kimco Realty Corp.(ö)	146,437		3,874
La Quinta Holdings, Inc.(Æ)	23,028		313		Other Securities - 1.1%
LaSalle Hotel Properties(ö)	116,194		2,923		Russell U.S. Cash Collateral Fund(×)	8,222,965	(8)	8,223
Liberty Property Trust(ö)	50,884		1,580		Total Other Securities
Macerich Co. (The)(ö)	62,590		5,051		(cost $8,223)			8,223
Mack-Cali Realty Corp.(ö)	45,568		1,064
Mid-America Apartment Communities,					Total Investments 100.3%
Inc.(ö)	76,217		6,921
National Retail Properties, Inc.(ö)	45,933		1,839		(identified cost $693,960)			780,183
Omega Healthcare Investors, Inc.(ö)	182,102		6,369
Paramount Group, Inc.(ö)	46,069		834		Other Assets and Liabilities, Net
Prologis, Inc.(ö)	199,013		8,542	-	(0.3%)			(2,092)
Public Storage(ö)	85,589		21,201		Net Assets - 100.0%			778,091
QTS Realty Trust, Inc. Class A(ö)	84,327		3,803
Realty Income Corp.(Ñ)(ö)	66,922		3,455
Regency Centers Corp.(ö)	156,222		10,642
Retail Opportunity Investments Corp.(ö)	150,011		2,685
Rexford Industrial Realty, Inc.(ö)	132,524		2,168
RLJ Lodging Trust(ö)	23,654		512
RMR Group, Inc. (The) Class A(Æ)	833		12
Senior Housing Properties Trust(ö)	75,179		1,116
Simon Property Group, Inc.(ö)	240,395		46,744
SL Green Realty Corp.(ö)	34,090		3,851
Sovran Self Storage, Inc.(ö)	10,475		1,124
Spirit Realty Capital, Inc.(ö)	275,132		2,757
Starwood Hotels & Resorts Worldwide,
Inc.	31,211		2,162
STORE Capital Corp.(ö)	63,991		1,485
Sun Communities, Inc.(ö)	67,437		4,622
Sunstone Hotel Investors, Inc.(ö)	184,994		2,311
Tanger Factory Outlet Centers, Inc.(ö)	84,824		2,774
Terreno Realty Corp.(ö)	6,586		149
UDR, Inc.(ö)	178,297		6,698
Ventas, Inc.(ö)	57,574		3,249
Vornado Realty Trust(ö)	235,238		23,514
Washington Real Estate Investment
Trust(Ñ)(ö)	76,300		2,065
Weingarten Realty Investors(ö)	107,892		3,731
Welltower, Inc.(Æ)(ö)	99,335		6,758
WP GLIMCHER, Inc.(ö)	149,730		1,589
Xenia Hotels & Resorts, Inc.(ö)	45,793		702
			410,017

Total Common Stocks
(cost $665,387)			751,609

Warrants & Rights - 0.0%
United States - 0.0%
Ascendas Real Estate Investment
Trust(Æ)
2016 Rights	41,339		1

Total Warrants & Rights
(cost $—)			1

Short-Term Investments - 2.6%
United States - 2.6%
Russell U.S. Cash Management Fund	20,349,680	(8)	20,350
Total Short-Term Investments

See accompanying notes which are an integral part of the financial statements.

106 Global Real Estate Securities Fund

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Schedule of Investments, continued — December 31, 2015

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or shares	$	$	$
0.0%
BGP Holdings PLC	08/06/09	AUD	926,311	—	—	—
						—
For a description of restricted securities see note 7 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Dow Jones U.S. Real Estate Index Futures	342	USD	10,058	03/16	256
FTSE/EPRA Europe Index Futures	306	EUR	6,821	03/16	137
Hang Seng Index Futures	10	HKD	10,955	01/16	(10)
iShares MSCI Sing IX Index	16	SGD	518	01/16	1
S&P/TSX 60 Index Futures	5	CAD	761	03/16	6
SPI 200 Index Futures	11	AUD	1,446	03/16	66
TOPIX Index Futures	15	JPY	232,124	03/16	(22)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					434

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	435	EUR	400	03/16/16	—
Bank of America	USD	29	JPY	3,487	01/05/16	—
Bank of America	CAD	9	USD	6	01/05/16	—
Bank of America	EUR	1,000	USD	1,086	03/16/16	(3)
Bank of America	HKD	411	USD	53	01/04/16	—
Bank of America	HKD	2,623	USD	338	01/04/16	—
Bank of America	JPY	155	USD	1	01/05/16	—
Bank of America	JPY	15,580	USD	129	01/05/16	—
Bank of New York	CAD	28	USD	20	01/04/16	—
BNP Paribas	EUR	400	USD	439	03/16/16	3
HSBC	USD	510	AUD	712	03/16/16	7
HSBC	USD	243	CAD	330	03/16/16	(4)
HSBC	USD	4,446	EUR	4,070	03/16/16	(16)
HSBC	USD	129	HKD	1,000	03/16/16	—
HSBC	USD	1,539	HKD	11,922	03/16/16	—
HSBC	USD	125	JPY	15,000	03/16/16	—
HSBC	USD	989	JPY	121,249	03/16/16	21
HSBC	USD	355	SGD	502	03/16/16	(2)
HSBC	CAD	70	USD	50	03/16/16	—
HSBC	EUR	100	USD	108	03/16/16	—
HSBC	HKD	900	USD	116	03/16/16	—
HSBC	SGD	60	USD	42	03/16/16	—
Morgan Stanley	USD	109	AUD	150	03/16/16	—
Morgan Stanley	USD	72	CAD	100	03/16/16	—
Morgan Stanley	USD	547	EUR	500	03/16/16	(2)
Morgan Stanley	USD	129	HKD	1,000	03/16/16	—
Morgan Stanley	USD	125	JPY	15,000	03/16/16	—
Morgan Stanley	USD	71	SGD	100	03/16/16	—
Royal Bank of Canada	USD	511	AUD	712	03/16/16	6
Royal Bank of Canada	USD	243	CAD	330	03/16/16	(4)
Royal Bank of Canada	USD	4,440	EUR	4,070	03/16/16	(10)
Royal Bank of Canada	USD	988	JPY	121,249	03/16/16	22
State Street	USD	438	EUR	400	03/16/16	(2)
State Street	USD	12	HKD	95	01/05/16	—

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 107

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Schedule of Investments, continued — December 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	USD	43	HKD	334	01/05/16	—
State Street	USD	49	HKD	380	01/05/16	—
State Street	USD	67	HKD	522	01/05/16	—
State Street	USD	4	JPY	498	01/04/16	—
State Street	USD	20	JPY	2,349	01/04/16	—
State Street	USD	3	JPY	333	01/05/16	—
State Street	USD	20	JPY	2,361	01/05/16	—
State Street	USD	4	JPY	505	01/06/16	—
State Street	USD	54	JPY	6,492	01/06/16	—
State Street	AUD	100	USD	72	03/16/16	(1)
State Street	EUR	100	USD	111	03/16/16	2
State Street	HKD	318	USD	41	01/05/16	—
State Street	HKD	1,286	USD	166	01/05/16	—
State Street	HKD	1,400	USD	181	03/16/16	—
State Street	JPY	476	USD	4	01/04/16	—
State Street	JPY	3,978	USD	33	01/04/16	—
State Street	JPY	474	USD	4	01/05/16	—
State Street	JPY	1,548	USD	13	01/06/16	—
State Street	JPY	2,358	USD	20	01/06/16	—
State Street	JPY	3,099	USD	26	01/06/16	—
State Street	JPY	13,307	USD	110	01/06/16	—
State Street	JPY	20,000	USD	165	03/16/16	(2)
UBS	AUD	100	USD	72	03/16/16	(1)
UBS	EUR	150	USD	165	03/16/16	2
UBS	JPY	15,000	USD	124	03/16/16	(1)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						15

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Common Stocks
Australia	$—	$39,068	$—	$39,068	5.0
Austria	—	284	—	284	—*
Belgium	—	38	—	38	—*
Brazil	—	732	—	732	0.1
Canada	10,425	—	—	10,425	1.3
China	—	428	—	428	0.1
Finland	—	1,651	—	1,651	0.2
France	5,825	20,783	—	26,608	3.4
Germany	—	22,291	—	22,291	2.8
Hong Kong	—	67,368	—	67,368	8.7
Ireland	—	2,032	—	2,032	0.3
Italy	—	2,576	—	2,576	0.3
Japan	—	81,354	—	81,354	10.5
Netherlands	—	12,645	—	12,645	1.6
Norway	—	941	—	941	0.1
Singapore	—	12,407	—	12,407	1.6
Spain	—	3,766	—	3,766	0.5
Sweden	—	6,080	—	6,080	0.8
Switzerland	—	2,112	—	2,112	0.3
United Kingdom	—	48,786	—	48,786	6.3
United States	410,017	—	—	410,017	52.7
Warrants & Rights	—	1	—	1	—*
Short-Term Investments	—	20,350	—	20,350	2.6
Other Securities	—	8,223	—	8,223	1.1
Total Investments	426,267	353,916	—	780,183	100.3

See accompanying notes which are an integral part of the financial statements.

108 Global Real Estate Securities Fund

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Global Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2015

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Other Assets and Liabilities, Net					(0.3)
					100.0

Other Financial Instruments
Futures Contracts	434	—	—	434	0.1
Foreign Currency Exchange Contracts	—	15	—	15	—*
Total Other Financial Instruments**	$434	$15	$—	$449

*    Less than .05% of net assets.
**   Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2015, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 109

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Global Real Estate Securities Fund

Fair Value of Derivative Instruments — December 31, 2015

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$63
Variation margin on futures contracts*	466	—
Total	$466	$63

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$32	$—
Unrealized depreciation on foreign currency exchange contracts	—	48
Total	$32	$48
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$959	$—
Foreign currency-related transactions**	—	(986)
Total	$959	$(986)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(119)	$—
Foreign currency-related transactions***	—	175
Total	$(119)	$175

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***

Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

110 Global Real Estate Securities Fund

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Global Real Estate Securities Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
				Amounts	of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value		$7,856	$—	$7,856
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		63	—	63
Futures Contracts	Variation margin on futures contracts		1	—	1
Total Financial and Derivative Assets			7,920	—	7,920
Financial and Derivative Assets not subject to a netting agreement			(1)	—	(1)
Total Financial and Derivative Assets subject to a netting agreement			$7,919	$—	$7,919

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities

		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Received^	Net Amount
BNP Paribas		$3	$—	$—	$3
Citigroup		2,162	—	2,162	—
Fidelity		261	—	261	—
Goldman Sachs		3,512	—	3,512	—
HSBC		29	21	—	8
JPMorgan Chase		1,922	—	1,922	—
Morgan Stanley		1	1	—	—
Royal Bank of Canada		25	14	—	11
State Street		2	2	—	—
UBS		2	2	—	—
Total		$7,919	$40	$7,857	$22

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 111

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Global Real Estate Securities Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
December 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$122	$ — $	122
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	48	—	48
Total Financial and Derivative Liabilities		170	—	170
Financial and Derivative Liabilities not subject to a netting agreement		(123)	—	(123)
Total Financial and Derivative Liabilities subject to a netting agreement		$47	$ — $	47

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$3	$—	$—	$3
HSBC	21	21	—	—
Morgan Stanley	3	1	—	2
Royal Bank of Canada	14	14	—	—
State Street	4	2	—	2
UBS	2	2	—	—
Total	$47	$40	$—	$7

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

112 Global Real Estate Securities Fund

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Global Real Estate Securities Fund

Statement of Assets and Liabilities — December 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$693,960
Investments, at fair value(*)(>)	780,183
Cash (restricted)(a)	1,770
Foreign currency holdings(^)	715
Unrealized appreciation on foreign currency exchange contracts	63
Receivables:
Dividends and interest	2,747
Dividends from affiliated Russell funds	3
Investments sold	4,459
Fund shares sold	200
Foreign capital gains taxes recoverable	137
Variation margin on futures contracts	1
Total assets	790,278

Liabilities
Payables:
Investments purchased	2,928
Fund shares redeemed	142
Accrued fees to affiliates	564
Other accrued expenses	160
Variation margin on futures contracts	122
Unrealized depreciation on foreign currency exchange contracts	48
Payable upon return of securities loaned	8,223
Total liabilities	12,187

Net Assets	$778,091

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(9,845)
Accumulated net realized gain (loss)	(9,291)
Unrealized appreciation (depreciation) on:
Investments	86,223
Futures contracts	434
Foreign currency-related transactions	(11)
Shares of beneficial interest	529
Additional paid-in capital	710,052
Net Assets	$778,091

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$14.71
Net assets	$778,091,295
Shares outstanding ($.01 par value)	52,889,444
Amounts in thousands
(^) Foreign currency holdings - cost	$715
(*) Securities on loan included in investments	$7,856
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$28,573

(a) Cash Collateral for Futures	$1,770
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 113

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Statement of Operations — For the Period Ended December 31, 2015

Amounts in thousands
Investment Income
Dividends	$22,862
Dividends from affiliated Russell funds	22
Securities lending income	74
Less foreign taxes withheld	(986)
Total investment income	21,972

Expenses
Advisory fees	6,298
Administrative fees	394
Custodian fees	405
Transfer agent fees	35
Professional fees	87
Trustees’ fees	20
Printing fees	84
Miscellaneous	28
Total expenses	7,351
Net investment income (loss)	14,621

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	30,653
Futures contracts	959
Foreign currency-related transactions	(801)
Net realized gain (loss)	30,811
Net change in unrealized appreciation (depreciation) on:
Investments	(43,176)
Futures contracts	(119)
Foreign currency-related transactions	176
Net change in unrealized appreciation (depreciation)	(43,119)
Net realized and unrealized gain (loss)	(12,308)
Net Increase (Decrease) in Net Assets from Operations	$2,313

See accompanying notes which are an integral part of the financial statements.

114 Global Real Estate Securities Fund

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Global Real Estate Securities Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,621	$12,894
Net realized gain (loss)	30,811	50,876
Net change in unrealized appreciation (depreciation)	(43,119)	35,483
Net increase (decrease) in net assets from operations	2,313	99,253

Distributions
From net investment income	(12,834)	(24,165)
From net realized gain	(35,698)	(32,525)
Net decrease in net assets from distributions	(48,532)	(56,690)

Share Transactions*
Net increase (decrease) in net assets from share transactions	46,934	76,400
Total Net Increase (Decrease) in Net Assets	715	118,963

Net Assets
Beginning of period	777,376	658,413
End of period	$778,091	$777,376
Undistributed (overdistributed) net investment income included in net assets	$(9,845)	$(16,768)

* Share transaction amounts (in thousands) for the periods ended December 31, 2015 and December 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	2,025	$31,721	2,734	$42,340
Proceeds from reinvestment of distributions	3,235	48,532	3,585	56,689
Payments for shares redeemed	(2,115)	(33,319)	(1,437)	(22,629)
Total increase (decrease)	3,145	$46,934	4,882	$76,400

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 115

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Global Real Estate Securities Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2015	15.63	.29	(.25)	.04	(.25)	(.71)
December 31, 2014	14.68	.28	1.89	2.17	(.52)	(.70)
December 31, 2013	15.37	.31	.24	.55	(.63)	(.61)
December 31, 2012	12.65	.30	3.15	3.45	(.73)	—
December 31, 2011	13.92	.29	(1.25)	(.96)	(.31)	—

See accompanying notes which are an integral part of the financial statements.

116 Global Real Estate Securities Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross	Net(b)	Net Assets(b)	Turnover Rate
(.96)	14.71	.25	778,091.93		.93	1.86	64
(1.22)	15.63	14.75	777,376.95		.95	1.76	64
(1.24)	14.68	3.70	658,413.93		.93	1.97	72
(.73)	15.37	27.56	608,360.95		.95	2.08	59
(.31)	12.65	(7.05)	470,964.95		.95	2.11	57

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 117

Russell Investment Funds

Notes to Schedule of Investments — December 31, 2015

Footnotes:
(Æ) Non-income-producing security.
(ö) Real Estate Investment Trust (REIT).
(§) All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(~ ) Rate noted is yield-to-maturity from date of acquisition.
(ç) At amortized cost, which approximates market.
(Ê) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(Ï) Forward commitment.
(ƒ) Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(µ) Bond is insured by a guarantor.
(æ) Pre-refunded: These bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(Ø) In default.
(ß) Illiquid security.
(x) The security is purchased with the cash collateral from the securities loaned.
(Ñ) All or a portion of the shares of this security are on loan.
(Þ) Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å) Illiquid and restricted security.
(å) Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the
Fund. See Note 2.
(8) Unrounded units
(v) Loan agreement still pending. Rate not available at period end. 1.000% rate is used as a placeholder.

Abbreviations:
144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.
ADR - American Depositary Receipt
ADS - American Depositary Share
BBSW - Bank Bill Swap Reference Rate
CIBOR - Copenhagen Interbank Offered Rate
CME - Chicago Mercantile Exchange
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
EMU - European Economic and Monetary Union
EURIBOR - Euro Interbank Offered Bank
FDIC - Federal Deposit Insurance Company
GDR - Global Depositary Receipt
GDS - Global Depositary Share
HIBOR – Hong Kong Interbank Offer Rate
LIBOR - London Interbank Offered Rate
NIBOR - Norwegian Interbank Offered Rate
PIK - Payment in Kind
PRIBOR – Prague Interbank Offered Rate
REMIC - Real Estate Mortgage Investment Conduit
SIBOR – Singapore Interbank Offered Rate
STRIP - Separate Trading of Registered Interest and Principal of Securities
TBA - To Be Announced Security
UK - United Kingdom

118 Notes to Schedule of Investments

Russell Investment Funds

Notes to Schedule of Investments, continued — December 31, 2015

Foreign Currency Abbreviations:
ARS - Argentine peso	HUF - Hungarian forint	PKR - Pakistani rupee
AUD - Australian dollar	IDR - Indonesian rupiah	PLN - Polish zloty
BRL - Brazilian real	ILS - Israeli shekel	RUB - Russian ruble
CAD - Canadian dollar	INR - Indian rupee	SEK - Swedish krona
CHF - Swiss franc	ISK - Icelandic krona	SGD - Singapore dollar
CLP - Chilean peso	ITL - Italian lira	SKK - Slovakian koruna
CNY - Chinese yuan renminbi	JPY - Japanese yen	THB - Thai baht
COP - Colombian peso	KES - Kenyan schilling	TRY - Turkish lira
CRC - Costa Rican colon	KRW - South Korean won	TWD - Taiwanese dollar
CZK - Czech koruna	MXN - Mexican peso	USD - United States dollar
DKK - Danish krone	MYR – Malaysian ringgit	VEB - Venezuelan bolivar
EGP - Egyptian pound	NOK - Norwegian krone	VND - Vietnamese dong
EUR - Euro	NZD - New Zealand dollar	ZAR - South African rand
GBP - British pound sterling	PEN - Peruvian nuevo sol
HKD – Hong Kong dollar	PHP – Philippine peso

Notes to Schedule of Investments 119

Russell Investment Funds

Notes to Financial Highlights — December 31, 2015

(a) Average daily shares outstanding were used for this calculation.
(b) May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”).
(c) Less than $.01 per share.
(d) The total return does not reflect any Insurance Company Separate Account or Policy Charges.

See accompanying notes which are an integral part of the financial statements.

120 Notes to Financial Highlights

Russell Investment Funds

Notes to Financial Statements — December 31, 2015

1. Organization
Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with nine different investment portfolios referred to as funds (each a “Fund” and collectively the “Funds”). These financial statements report on five of these Funds.
The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value (“NAV”) to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended (“Investment
Company Act”), as an open-end management investment company. It is organized and operated as a Massachusetts business trust under an Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Investment Company’s Master Trust
Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.
2. Significant Accounting Policies
The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”)
which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

In May 2015, Financial Accounting Standards Board issued Accounting Standard Updates (“ASU”) No. 2015-07, Fair Value
Measurement (Topic 820), Disclosures for Investments in certain entities that calculate NAV per share (or its equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. The ASU was not early adopted as of year-end and its impact for future reporting periods is being evaluated.

Security Valuation
The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell
Fund Services Company (“RFSC”).

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs such as interest rates, yield curves, implied volatilities, credit spreads or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by RFSC, acting at the discretion of the Board, that are used in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Notes to Financial Statements 121

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2015

The valuation techniques and significant inputs used in determining the fair market values of financial instruments categorized as
Level 1 and Level 2 of the fair value hierarchy are as follows:

Equity securities, including common and preferred stock, that are traded on a national securities exchange (or reported on the
NASDAQ national market), are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 of the fair value hierarchy. Certain foreign equity securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary
Receipts, financial futures, exchange-traded funds, and the movement of certain indexes of securities, based on the statistical analysis of historical relationships. Foreign equity securities prices as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities including corporate, convertible, U.S. government agency, municipal bonds and notes, U.S. treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Such fixed income securities that use pricing service internal models as described above are categorized as Level
2 of the fair value hierarchy. Such fixed income securities that use broker dealer quotations are categorized as Level 3 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis and marked-to-market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, including estimated cash flows of each tranche, market-based yield spreads for each tranche, and current market data, as well as incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds will be valued based upon the net asset value ("NAV") of such investments and are categorized as Level 2 of the fair value hierarchy if the privately-held investment funds’ redemption terms require 90 days notice or less. If the redemption terms require greater than 90 days notice for redemptions, then the investment will be categorized as Level 3. The Funds have adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated NAV per share in accordance with the specialized accounting guidance for investment companies.
Accordingly, the Funds estimate the fair value of an investment in a fund using the NAV per share without further adjustment as a practical expedient, if the NAV per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.
Derivatives may be classified into two groups depending upon the way that they are traded: privately traded over-the-counter
(“OTC”) derivatives that do not go through an exchange or intermediary and exchange-traded derivatives that are traded through specialized derivatives exchanges or other regulated exchanges. OTC derivatives are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative instrument can be estimated by a pricing service provider using a series of techniques, including simulation pricing models.
The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. OTC derivatives that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy, with the exception of foreign currency spot contracts which are categorized as Level 1 of the fair value hierarchy. OTC derivatives that use broker dealer quotations are categorized as level 3 of the fair value hierarchy. Exchange-traded derivatives are valued based on the last reported sales price on the day of valuation and are categorized as Level 1 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps, the clearing facility

122 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2015 requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the calculation of NAV for each applicable
Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Significant events that could trigger fair value pricing of one or more securities include: any market movement of the U.S. securities market;
a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares, since foreign securities can trade on non-business days.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of year end.

The Multi-Style Equity and Aggressive Equity Funds had no transfers between Levels 1, 2, and 3 for the period ended December
31, 2015. The Non-U.S. and Global Real Estate Securities Funds had no transfers between Level 1, 2, and 3 other than as a result of application of fair value pricing for the period ended December 31, 2015.

At the beginning of the period, the Core Bond Fund had transfers out of Level 1 into Level 2 representing the level assignment for non-listed preferred stock instruments. As of December 31, 2015, the amount transferred from Level 1 to Level 2 in the Core Bond
Fund was $556,675.

At the beginning of the period, the Core Bond Fund had transfers out of Level 2 into Level 3 representing financial instruments for which approved vendor sources were not available. As of December 31, 2015, the amount transferred from Level 2 to Level 3 in the Core Bond Fund was $154,066.

At the beginning of the period, the Core Bond Fund had transfers out of Level 3 into Level 2 representing financial instruments for which approved vendor sources became available. As of December 31, 2015, the amount transferred from Level 3 to Level 2 in the
Core Bond Fund was $4,710,712.

Level 3 Fair Value Investments
The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available, or are not reliable, are valued at fair value as determined in good faith by RFSC and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but instead may be priced by another method that RFSC believes accurately reflects fair value and will be categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by RFSC would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the security was sold.

RFSC employs third party pricing vendors to provide fair value measurements. RFSC oversees third-party pricing service providers in order to support the valuation process throughout the year.

The significant unobservable input used in fair value measurement of certain of the Funds’ preferred equity securities is the redemption value calculated on a fully-diluted basis if converted to common stock. Significant increases or decreases in the redemption value would have a direct and proportional impact to fair value.

Notes to Financial Statements 123

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2015

The significant unobservable input used in the fair value measurement of certain Funds’ debt securities is the yield to worst ratio.
Significant increases (decreases) in the yield to worst ratio would result in a lower (higher) fair value measurement.

These significant unobservable inputs are further disclosed in the Presentation of Portfolio Holdings for each respective Fund as applicable.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, RFSC may elect to obtain indicative market quotations (“broker quotes”) directly from the broker or passed through from a third party vendor. In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received on a daily basis, RFSC does not have the transparency to view the underlying inputs which support the broker quotes. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. RFSC is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that present changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, a Level 3 reconciliation and an additional disclosure about fair value measurements, if any, has been included in the Presentation of Portfolio Holdings for each respective Fund.

Investment Transactions
Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost incurred within a particular Fund.

Investment Income
Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend, subsequent to the ex-dividend date. Interest income is recorded daily on the accrual basis. The Core Bond Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income. All premiums and discounts, including original issue discounts, are amortized/ accreted using the effective interest method. Debt obligation securities may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Federal Income Taxes
Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify or continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended (the “Code”) and intends to distribute all of its taxable income and capital gains.
Therefore, no federal income tax provision is required for the Funds.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Each Fund files a U.S. tax return. At December 31, 2015, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended December 31, 2012 through December 31,

124 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2015

2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
For all Funds, income, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Declared	Payable	Funds
Quarterly	April, July, October and mid-December	Multi-Style Equity, Aggressive Equity, Core Bond and Global
Real Estate Securities Funds
Annually	Mid-December	Non-U.S. Fund

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) on investments and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their NAVs.

Expenses
The Funds pay their own expenses other than those expressly assumed by Russell Investment Management Company ("RIMCo"), the Funds’ adviser, or RFSC. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a) Fair value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities;
sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S.
dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes
The Non-U.S. and Global Real Estate Securities Funds may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Non-U.S. and Global Real Estate Securities Funds may record a deferred capital gains tax liability with respect to the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at
December 31, 2015. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation)
on investments in the Statements of Assets and Liabilities. The amounts related to capital gains and repatriation taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. As of December 31, 2015, there were no deferred capital tax gains.

Notes to Financial Statements 125

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2015

Derivatives
Certain Funds may invest in derivatives. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate the Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash to markets, hedging and return enhancement. In addition, the
Non-U.S. and Global Real Estate Securities Funds may enter into foreign exchange contracts for trade settlement purposes. The
Funds may pursue their strategy of being fully invested by exposing cash to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash were actually invested in those markets.

Hedging may be used by certain Funds to limit or control risks, such as adverse movements in exchange rates and interest rates.
Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical securities, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, leveraging risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk, valuation risk and credit risk.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central exchange clearing house. Exchange-
traded or exchange-cleared transactions generally present less counterparty risk to a Fund. The exchange’s clearinghouse stands between the Fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearing house and the clearing member. Cleared swap contracts are subject to clearing house rules, including initial and variation margin requirement, daily settlement of obligations and the clearing house guarantee of payments to the broker. There is, however, still counterparty risk due to the insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral and margin requirements for exchange-traded or exchange-cleared derivatives are established through regulation, as well as set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of Assets and Liabilities as cash held at the broker for futures contracts and cash held at the broker for swap contracts, respectively. Securities pledged by a Fund for exchange-
traded and exchange-cleared transactions are noted as collateral or margin requirements in the Schedule of Investments.

The effects of derivative instruments, categorized by risk exposure, on the Statements of Assets and Liabilities and the Statements of
Operations, for the period ended December 31, 2015, if applicable, are disclosed in the Fair Value of Derivative Instruments table following each applicable Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts
Certain funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, certain Funds may enter into FX contracts to hedge certain foreign currency-denominated assets.
FX contracts are recorded at fair value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities.

For the period ended December 31, 2015, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Non-U.S. Fund	Return enhancement, hedging, exposing cash to markets and trade settlement
Core Bond Fund	Return enhancement and hedging
Global Real Estate Securities Fund	Exposing cash to markets and trade settlement

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

126 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2015

		Outstanding Contract Amounts Bought
Quarter Ended	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Non-U.S. Fund	$31,406,054	$27,851,220	$64,272,696	$116,019,353
Core Bond Fund	404,212,938	388,687,653	451,978,429	219,150,010
Global Real Estate Securities Fund	20,903,916	22,102,212	16,721,450	20,474,028

		Outstanding Contract Amounts Sold
Quarter Ended	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Non-U.S. Fund	$31,195,199	$27,800,041	$64,191,056	$115,604,794
Core Bond Fund	402,843,749	388,235,638	449,561,958	219,661,024
Global Real Estate Securities Fund	20,744,828	22,144,664	16,739,305	20,471,933

Options
Certain Funds may purchase and sell (write) call and put options on securities and securities indices. Such options are traded on a national securities exchange or in an OTC market. The Funds may also purchase and sell (write) call and put options on foreign currencies.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s
Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-
to-market to reflect the current fair value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the underlying instrument above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying instrument.

When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a
Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the
Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

Certain Funds may enter into a swaption (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

For the period ended December 31, 2015, the Core Bond Fund purchased/sold options primarily for return enhancement and hedging.

The Core Bond Fund’s options contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly activity of options contracts measured by notional in USD.

		Notional of Options Contracts Opened or Closed
Funds		March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Core Bond Fund	Opened	—	—	—	—
	Closed	19,575,810	—	—	—
Futures Contracts

The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts).The face or contract value of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in fair value of the securities held by the Funds and the prices of futures contracts, and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% to 10% of the purchase price indicated
in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily

Notes to Financial Statements 127

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Notes to Financial Statements, continued — December 31, 2015 basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation
(depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended December 31, 2015, the following Funds entered into futures contracts primarily for the strategies listed below:

Funds	Strategies
Multi-Style Equity Fund	Exposing cash to markets
Aggressive Equity Fund	Exposing cash to markets
Non-U.S. Fund	Return enhancement, hedging and exposing cash to markets
Core Bond Fund	Return enhancement, hedging and exposing cash to markets
Global Real Estate Securities Fund	Exposing cash to markets

The Funds’ futures contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly activity of futures contracts measured by notional in USD.

			Notional of Futures Contracts Opened or Closed
Funds		March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Multi-Style Equity Fund	Opened	49,961,835	33,687,845	47,078,926	41,398,061
	Closed	42,363,148	40,029,060	48,184,309	39,226,100
Aggressive Equity Fund	Opened	18,639,637	19,338,568	19,460,350	20,987,837
	Closed	24,093,072	20,686,092	23,257,531	14,355,326
Non-U.S. Fund	Opened	70,414,263	60,662,911	84,485,385	151,899,799
	Closed	71,621,443	63,363,117	73,472,280	111,814,671
Core Bond Fund	Opened	451,127,897	385,105,110	175,505,265	159,596,854
	Closed	368,549,543	513,891,691	277,973,229	146,410,874
Global Real Estate Securities Fund	Opened	35,777,869	37,322,843	37,358,037	34,314,465
	Closed	38,288,111	34,589,704	36,102,417	34,576,079

Swap Agreements
The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying only the net amount of the two payments). When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations to pay or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Certain Funds may enter into several different types of swap agreements including credit default, interest rate, total return (equity and/or index) and currency swaps. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner)
from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed or variable payment per period for a payment that is not fixed. Equity swaps are a counterparty agreement where two parties exchange two sets of cash flows on predetermined dates for an agreed upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate such as LIBOR plus or minus a pre-
defined spread. Index swap agreements are a counterparty agreement intended to expose cash to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Currency swaps are a counterparty agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned.

The Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date, or for return enhancement. Under most swap agreements entered into by a Fund, the parties' obligations are determined on a "net basis".
The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated.
To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

128 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2015

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt.

Credit Default Swaps
The Core Bond Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

As the seller of protection in a credit default swap, the Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event) and the counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held their portfolios or to take a short position in a debt security, in which case the Fund would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Core Bond Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or another defined credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and, for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues as of period-end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and

Notes to Financial Statements 129

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2015 may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-
backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December
31, 2015, for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of the Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party.
The Fund may have limited ability to eliminate its exposure under a credit default swap if the credit quality of the reference entity or underlying asset has declined.

For the period ended December 31, 2015, the Core Bond Fund entered into credit default swaps primarily for return enhancement, hedging and exposing cash to markets.

The Core Bond Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the base notional amounts outstanding at each quarter end.

		Credit Default Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Core Bond Fund	5,000,000	722,700	42,350,000	21,253,749

Interest Rate Swaps
The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If RIMCo or a money manager using this technique is incorrect in its forecast of fair values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. Interest rate swaps are traded on exchanges and are subject to central clearing. If the clearing house or futures commission merchant defaults, the Funds' risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject the Fund to increased costs or margin requirements.

For the period ended December 31, 2015, the Core Bond Fund entered into interest rate swaps primarily for return enhancement, hedging and exposing cash to markets.

The Core Bond Fund’s interest rate swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the base notional amounts outstanding at each quarter end.

130 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2015

		Interest Rate Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Core Bond Fund	6,712,573	6,998,569	9,288,968	9,175,815

Total Return Swaps
Certain Funds may enter into index swap agreements to expose cash to markets or to effect investment transactions. Index swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return)
earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

For the period ended December 31, 2015, the Core Bond Fund entered into total return swaps primarily for the strategy of exposing cash to markets.

The Core Bond Fund’s total return swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by base notional amounts outstanding at each quarter end.

		Total Return Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Core Bond Fund	46,136,750	108,506,667	146,504,624	102,796,019

Currency Swaps
Certain Funds may enter into currency swap agreements to enhance returns or for hedging purposes. Currency swap agreements are agreements where two parties exchange specified amounts of different currencies which are followed by paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are exchanged.

For the period ended December 31, 2015, none of the Funds entered into currency swaps.

Master Agreements
Certain Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”)
with counterparties that govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination and default include conditions that may entitle either party to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.
Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different ISDA Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties.
The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase and reverse repurchase agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Disclosure about Offsetting Assets and Liabilities
Balance sheet disclosure is based on various netting agreements between brokers and counterparties, such as ISDA Master
Agreements, Master Repo Agreements and Master Forward Agreements. Certain funds utilize multiple counterparties. The quantitative disclosure begins with disaggregation of counterparties by legal entity and the roll up of the data to reflect a single counterparty in the table within the Funds’ financial statements. Net exposure represents the net receivable (payable) that would be

Notes to Financial Statements 131

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2015 due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity.

Loan Agreements
The Core Bond Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution
(the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement.
When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. The
Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from agents it acquires direct rights against the borrower on the loan. As of December 31, 2015, the Core Bond Fund had no unfunded loan commitments.

Local Access Products
Certain Funds may invest in local access products, also known as certificates of participation, participation notes or participation interest notes. Local access products are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country. The performance results of local access products will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in local access products involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. There can be no assurance that there will be a trading market or that the trading price of local access products will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Funds rely on the creditworthiness of the counterparty issuing the local access products and have no rights against the issuer of the underlying security. The Funds minimize this risk by entering into agreements only with counterparties that RIMCo deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the local access products are traded may be less liquid than the markets for other securities, or may be completely illiquid.

Emerging Markets Securities
Certain Funds may invest in emerging markets securities. Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible difficulties in the repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in settlement procedures. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Emerging Markets Debt
The Core Bond Fund may invest in emerging markets debt. The Fund's emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating due to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

132 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2015

Repurchase Agreements
The Core Bond Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally within a few days or weeks). The resale price reflects an agreed upon interest rate effective for the period the security is held by a Fund and is unrelated to the interest rate on the security. The securities acquired by a Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. A Fund will not invest more than 15% of its net assets (taken at current fair value) in repurchase agreements maturing in more than seven days.

Mortgage-Related and Other Asset-Backed Securities
The Core Bond Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”).
Specific types of instruments may include reverse mortgages, mortgage pass-through securities, collateralized mortgage obligations
(“CMO”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of a Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities
MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities
Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal
National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities
MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues.
Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or nonconforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of

Notes to Financial Statements 133

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2015 non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae and Freddie
Mac), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or tranches, with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of reserve funds (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and
overcollateralization (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private
MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities
ABS may include MBS, loans, receivables or other assets. The value of the Funds’ ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.
Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then-existing holdings of such securities.

134 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2015

Forward Commitments
The Core Bond Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and may realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be earmarked on the
Fund’s records at the trade date and until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

The Core Bond Fund may invest in to-be-announced ("TBA") mortgage-backed securities. A TBA security is a forward mortgage-
backed securities trade in which a seller agrees to issue a TBA mortgage-backed security at a future date. The securities are purchased and sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. These securities are within the parameters of industry “good delivery” standards.

As of December 31, 2015, the Core Bond Fund had no cash collateral balances in connection with TBAs.

Inflation-Indexed Bonds
The Core Bond Fund may invest in inflation-indexed securities, which are typically bonds or notes designed to provide a return higher than the rate of inflation (based on a designated index) if held to maturity. A common type of inflation-indexed security is a
U.S. Treasury Inflation-Protected Security (“TIPS”). The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, the adjusted principal or original principal is paid, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation.

Guarantees
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the
Funds' financial statements (the “Assets”). The Assets consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to market, credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held. This could cause a Fund to underperform other types of investments.
3. Investment Transactions

Securities
During the period ended December 31, 2015, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

Notes to Financial Statements 135

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2015

	Purchases	Sales
Multi-Style Equity Fund	$450,258,760	$488,157,484
Aggressive Equity Fund	316,126,661	330,063,613
Non-U.S. Fund	125,287,639	135,737,393
Core Bond Fund	424,014,718	285,692,917
Global Real Estate Securities Fund	494,679,442	482,286,767

Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales
Core Bond Fund	$1,406,268,978	$1,380,551,589

Securities Lending
The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The maturity associated with these securities is considered continuous. The Fund receives cash (U.S.
currency), U.S. Government or U.S. Government Agency obligations as collateral against the loaned securities. As of December
31, 2015, to the extent that a loan was collateralized by cash, such collateral was invested by the securities lending agent, Brown
Brothers Harriman & Co. (“BBH”), in the Russell U.S. Cash Collateral Fund, an unregistered fund advised by RIMCo. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers, is divided between the Fund and BBH and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and BBH and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of
non-U.S. securities) of the fair value of the loaned securities at the inception of each loan. The fair value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral.

Brokerage Commissions
The Funds effect certain transactions through Recapture Services, a division of BNY ConvergeEX Execution Solutions LLC
(“BNY”) and its global network of unaffiliated correspondent brokers as well as State Street Global Markets, LLC (“SSGM”) and its global network of unaffiliated correspondent brokers. BNY and SSGM are registered brokers and are not affiliates of the Funds or RIMCo. Trades placed through Recapture Services and SSGM and their correspondents are used (i) to obtain brokerage and research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as Adviser to the Funds or
(ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain brokerage and research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to, and RIMCo may, with respect to transactions it places, effect transactions with or through Recapture Services, SSGM and their correspondents or other brokers. In addition, RIMCo recommends targets for the amount of trading that money managers direct through Recapture Services and SSGM based upon several factors including asset class and investment style, among others.
Research services provided to RIMCo by Recapture Services, SSGM or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by
RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

Decisions concerning the acquisition of research services by RIMCo are approved and monitored by a Soft Commission Committee
(“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIMCo using soft commissions generated by funds managed by RIMCo or its affiliates, including the Funds.

Recapture Services, SSGM or other brokers may also rebate to the Funds a portion of commissions earned on certain trading by the
Funds through Recapture Services, and SSGM and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable commission. Commission recapture is generated on the instructions of the
SCC once RIMCo’s research needs have been met, as determined annually in the Soft Money Commission budgeting process.

136 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2015

Recapture Services and SSGM retain a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIMCo or commission recapture to the Funds. Trades through Recapture Services, SSGM and their correspondents for transition services and manager funding (i.e. brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.

Additionally, a money manager may independently effect transactions through Recapture Services, SSGM and their correspondents or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Funds may benefit from research services provided with respect to trading by those other funds and clients.

Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to
RIMCo.
4. Related Party Transactions, Fees and Expenses

Adviser and Administrator
RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund and managing each Fund's overall exposures. RFSC is the Funds’ administrator and transfer and dividend disbursing agent and among other services, with the assistance of RIMCo and its affiliates, provides the
Funds with office space, equipment and personnel necessary to operate and administrate the Funds' business and to supervise the provision of services by certain third parties. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company ("FRC") (which is an indirect subsidiary of London Stock Exchange Group plc ("LSEG")).

RIMCo has advised the Funds that, on October 8, 2015, Emerald Acquisition Limited, a company incorporated under the laws of England and Wales (“Buyer”), entered into an agreement with FRC and LSEG through which Buyer will acquire FRC’s asset management business (“Russell Investments”), including RIMCo, from LSEG (the “Transaction”). Buyer is a newly formed acquisition vehicle through which private equity funds affiliated with TA Associates will acquire a majority ownership interest and private equity funds affiliated with Reverence Capital Partners will acquire a significant minority ownership interest in Russell
Investments. RIMCo expects that the Transaction will be consummated in the first half of 2016, subject to regulatory and other approvals and confirmations, and other conditions being satisfied.

The Funds are permitted to invest their cash (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo. As of December 31, 2015, the
Funds had invested $222,718,872 in the Russell U.S. Cash Management Fund. In addition, all or a portion of the collateral received from the Investment Company’s securities lending program in the amount of $24,387,829 is invested in the Russell U.S. Cash
Collateral Fund, an unregistered fund advised by RIMCo.

The advisory fee is based upon the average daily net assets of each Fund and the administration fee of up to 0.05% is based on the combined average daily net assets of the Funds. Advisory and administration fees are paid monthly.

	Annual Rate %
Funds	Adviser	Administrator
Multi-Style Equity Fund	0.73	Up to 0.05
Aggressive Equity Fund	0.90	Up to 0.05
Non-U.S. Fund	0.90	Up to 0.05
Core Bond Fund	0.55	Up to 0.05
Global Real Estate Securities Fund	0.80	Up to 0.05

The following table shows the total amount of each of these fees paid by the Funds for the period ended December 31, 2015:

	Advisory	Administrative
Multi-Style Equity Fund	$3,497,189	$239,534
Aggressive Equity Fund	2,171,186	120,621
Non-U.S. Fund	3,432,744	190,708
Core Bond Fund	4,757,391	432,491
Global Real Estate Securities Fund	6,297,949	393,622

RIMCo has agreed to certain waivers of its advisory fees as follows:
Notes to Financial Statements 137

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2015

For the Aggressive Equity Fund, RIMCo had agreed to certain waivers, until April 30, 2015, to waive 0.05% of its 0.90% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended December 31, 2015 was $41,219. There were no reimbursements during the period.

For the Non-U.S. Fund, RIMCo had agreed to certain waivers, until April 30, 2015, to waive 0.05% of its 0.90% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended December 31, 2015 was $64,093. There were no reimbursements during the period.

For the Core Bond Fund, RIMCo has contractually agreed, until April 30, 2016, to waive 0.02% of its 0.55% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended December 31, 2015 was $257,554. There were no reimbursements during the period.

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

Transfer and Dividend Disbursing Agent
RFSC serves as transfer agent and provides dividend disbursing services to the Funds. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Transfer agency fees paid by the Funds presented herein for the period ended December 31, 2015 were as follows:

Amount
Multi-Style Equity Fund	$21,079
Aggressive Equity Fund	10,615
Non-U.S. Fund	16,782
Core Bond Fund	38,059
Global Real Estate Securities Fund	34,639

Distributor
Russell Financial Services, Inc. (the “Distributor”), a wholly-owned subsidiary of RIMCo, is the distributor for the Investment
Company, pursuant to the distribution agreement with the Investment Company. The Distributor receives no compensation from
Investment Company for its services.

Accrued Fees Payable to Affiliates
Accrued fees payable to affiliates for the period ended December 31, 2015 were as follows:

	Multi-Style Equity	Aggressive Equity		Global Real Estate
	Fund	Fund	Non-U.S. Fund	Core Bond Fund	Securities Fund
Advisory fees	$284,615	$168,518	$275,680	$385,838	$524,903
Administration fees	19,494	9,362	15,315	36,400	32,807
Transfer agent fees	1,716	824	1,348	3,203	2,887
Trustee fees	2,258	1,174	1,809	3,777	3,489
	$308,083	$179,878	$294,152	$429,218	$564,086

Affiliated Brokerage Commissions
The Funds effect certain transactions through Russell Implementation Services Inc. (“RIS”). RIS is a registered broker and investment adviser and an affiliate of RIMCo. RIS uses a multi-venue trade management approach whereby RIS allocates trades among RIS’ network of independent brokers for execution, clearing and other services. Trades placed through RIS and its independent brokers are made (i) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions for the portion of each
Fund’s assets that RIMCo determines not to allocate to money managers, including assets RIMCo may manage to effect a Fund’s investment strategies and/or to modify a Fund's overall portfolio characteristics and for each Fund’s cash reserves, (iii) to execute portfolio securities transactions for the portion of a Fund’s assets that RIMCo manages based upon model portfolios provided by the
Fund’s non-discretionary managers or (iv) to execute a money manager’s portfolio securities transactions for the segment of a Fund’s portfolio assigned to the money manager. RIMCo has authorized RIS to effect certain futures, swaps, OTC derivatives transactions, and cleared swaps, including foreign currency spot, forwards and options trading on behalf of the Funds.

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the

138 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2015

Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a -7 of the Act.

During the period ended December 31, 2015, the Funds did not engage in purchases and sales of securities pursuant to Rule 17a
-7 of the Act.

Board of Trustees
The Russell Fund Complex consists of RIC, which has 41 funds and RIF, which has 9 funds. Each of the Trustees is a Trustee of RIC and RIF. During the period, the Funds paid each of their independent Trustees a retainer of $102,000 per year; and each
Trustee $7,000 for each regularly scheduled meeting attended in person and $3,500 for each special meeting and the Annual 38a-1 meeting attended in person, and for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment
Committee meeting or any other committee meeting established and approved by the Board attended in person. Each Trustee receives $1,000 for attendance of telephonic board meetings, except for telephonic board meetings called pursuant to RIC and
RIF’s Security Valuation and Pricing Procedures; and $500 for attendance of telephonic Committee meetings. Each independent
Trustee is also paid $200 per hour for time spent for formal deposition preparation and in depositions related to the McClure litigation (see note 8). The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $12,000 per year. The chairman of the Board receives additional annual compensation of $85,000. Ms. Cavanaugh and the Trustee Emeritus are not compensated by the Russell Fund Complex for service as a Trustee.  Trustees’ out of pocket expenses are also paid by the Russell Fund Complex.
5. Federal Income Taxes
At December 31, 2015, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Funds	12/31/2017	Totals
Non-U.S. Fund	$36,702,163	$36,702,163

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

	Multi-Style Equity	Aggressive Equity						Global Real Estate
	Fund	Fund		Non-U.S. Fund		Core Bond Fund		Securities Fund
Cost of Investments	$395,873,109	$231,550,597		$330,150,602		$916,681,262		$713,657,807
Unrealized Appreciation	$65,231,679	$2,589,198		$53,353,652		$8,529,507		$91,120,663
Unrealized Depreciation	(10,428,317)	(2,986,920)			(29,240,250)		(22,092,630)	(24,595,414)
Net Unrealized Appreciation (Depreciation)	$54,803,362	$(397,722	) $	24,113,402		$(13,563,123	) $	66,525,249
Undistributed Ordinary Income	$1,077,050	$63,374		$5,058,445		$970,468		$1,326,787
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$6,112,814	$44,352		$(36,702,163	) $	—		$10,872
Tax Composition of Distributions
Ordinary Income	$8,346,341	$2,068,338		$4,414,323		$28,748,429		$17,026,033
Long-Term Capital Gains	$34,890,059	$20,957,886		$—		$1,877,451		$31,505,863

As permitted by tax regulations, the Funds intend to defer a net realized capital loss incurred from November 1, 2015 to December
31, 2015, and treat it as arising in the fiscal year 2016. As of December 31, 2015, the Funds had realized a capital loss as follows:

Multi-Style Equity Fund	$431,559
Aggressive Equity Fund	$4,087,393
Core Bond Fund	$3,795,767
Global Real Estate Securities Fund	$502,880

Notes to Financial Statements 139

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2015

6. Record Ownership
As of December 31, 2015, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund.

	# of Shareholders	%
Multi-Style Equity Fund	2	79.8
Aggressive Equity Fund	2	71.7
Non-U.S. Fund	2	73.8
Core Bond Fund	2	75.3
Global Real Estate Securities Fund	2	92.1

7. Restricted Securities
Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933, as amended (the "Act"). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. This limitation is applied at the time of purchase. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

See each Fund’s Schedule of Investments for a list of restricted securities held by a Fund that are illiquid.
8. Pending Legal Proceedings
On October 17, 2013, Fred McClure filed a derivative lawsuit against RIMCo on behalf of ten Russell Investment Company funds: the Russell Commodity Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell Global
Infrastructure Fund, Russell Global Opportunistic Credit Fund, Russell International Developed Markets Fund, Russell Multi-
Strategy Alternative Fund, Russell Strategic Bond Fund, Russell U.S. Small Cap Equity Fund and Russell Global Real Estate
Securities Fund. The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section 36(b) of the Investment Company Act, as amended, for the funds’ alleged payment of excessive investment management fees to RIMCo. On December 8, 2014, Fred McClure filed a second derivative lawsuit in the United States District Court for the
District of Massachusetts. This second suit involves the same ten funds, and the allegations are similar, although the second suit adds a claim alleging that RFSC charged the funds excessive administrative fees under Section 36(b). The plaintiff seeks on behalf of the funds recovery of the amount of the allegedly excessive compensation or payments received from these ten funds and earnings that would have accrued to plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid, for a period commencing one year prior to the filing of the lawsuit through the date of the trial. RIMCo and RFSC are defending the actions.
9. Subsequent Events
Management has evaluated the events and/or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures.

140 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Russell Investment Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Core Bond Fund, and Global Real Estate Securities Fund (five of the portfolios constituting Russell Investment Funds, hereafter collectively referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”)
are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

Report of Independent Registered Public Accounting Firm 141

Russell Investment Funds

Tax Information — December 31, 2015 (Unaudited)

For the tax year ended December 31, 2015, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Multi-Style Equity	100%
Aggressive Equity	100%
Non-U.S.	0.0%
Global Real Estate Securities	0.0%
Core Bond	0.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2015:

Multi-Style Equity	$34,890,059
Aggressive Equity	$20,957,886
Non-U.S.	$—
Global Real Estate Securities	$31,505,863
Core Bond	$1,877,451

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended December 31, 2015.
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

		Foreign		Foreign
		Taxes		Source
	Foreign	Paid	Foreign Source	Income Per
Fund Name	Taxes Paid	Per Share	Income	Share

Non-US	$564,707	$0.0178	$10,035,254	$0.3160

Please consult a tax adviser for any questions about federal or state income tax laws.

142 Tax Information

Russell Investment Funds

Affiliated Brokerage Transactions — December 31, 2015 (Unaudited)

As mentioned in the Note 4 in the Notes to Financial Statements contained in this annual report, the Funds utilize RIS and its independent brokers. RIS is a registered broker dealer and investment adviser and an affiliate with RIMCo. Trades placed through RIS and its independent brokers are made (i) to manage trading associated with changes in money manager, rebalancing across existing money managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions for each Fund’s assets that
RIMCo determines not to allocate to money managers including assets RIMCo may manage to manage risk in a Fund’s investment portfolio and for each Fund’s cash reserves or (iii) to execute a money manager’s portfolio securities transactions for the segment of a Fund’s portfolio assigned to the money manager. RIMCo has authorized RIS to effect certain futures, swaps, over-the-counter derivatives transactions, and cleared swaps, including foreign currency spot, forwards and options trading on behalf of the Funds.

Amounts retained by RIS for the period ended December 31, 2015 were as follows:

Affiliated Broker	Fund Name	2015
RIMCo
	Multi-Style Equity Fund	$29,141
	Aggressive Equity Fund	199,671
	Non-U.S. Fund	55,592
	Core Bond Fund	—
	Global Real Estate Securities Fund	57,873

Affiliated Brokerage Transactions 143

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

Factors Considered by the Trustees and their Recommendation
The Investment Company Act requires that the Board, including a majority of its members who are not considered to be “interested persons” under the Investment Company Act (the “Independent Trustees”) voting separately, approve initially for a term not to exceed two years the advisory agreement with RIMCo (the “Existing RIMCo Agreement”) and, with respect to the Funds that employ a manager-
of-managers method of investment, the portfolio management and non-discretionary investment advisory contract, as applicable, with each discretionary and non-discretionary sub-adviser (each a “Money Manager”) of the Funds (collectively, the “Existing Money
Manager Agreements,” and together with the Existing RIMCo Agreement, the “Existing RIF Agreements”) and, thereafter, to approve the continuation of each such Existing RIF Agreement on at least an annual basis, and that the terms and conditions of each Existing
RIF Agreement provide for its termination if continuation is not approved annually and upon its “assignment” within the meaning of
Section 2(a)(4) of the Investment Company Act (“assignment”).

The Board, including all of the Independent Trustees, considered and approved the Existing RIF Agreements for an initial term of two years at a meeting held in person on July 29, 2014, and shareholders of each Fund approved the Fund’s Existing RIMCo Agreement on
November 3, 2014 in connection with the change of control resulting from LSEG’s acquisition of FRC in a transaction with Northwestern
Mutual Life Insurance Company (“Northwestern Mutual”) (the “LSEG Transaction”).

In connection with the LSEG Transaction, completion of which was announced on December 3, 2014, LSEG stated that it would undertake a comprehensive review (the “Review”) of FRC’s investment management business to determine its positioning and fit with
LSEG. One part of the Review was to determine whether the FRC investment management business would be more valuable as part of the LSEG organization or as part of an organization with existing investment management activities. On February 5, 2015, LSEG publicly announced that it had completed the Review, that the conclusion of the Review was to explore a sale of the FRC investment management business in its entirety, and that a sale process would commence. Following this date, LSEG solicited expressions of interest in acquiring FRC’s investment management business from potential bidders in an auction process. LSEG will retain FRC and
FRC’s index business. FRC’s index business has historically provided various services and support to RIMCo in respect of RIMCo’s
Fund-related activities. In connection with the Transaction (defined below), FRC and Russell Investments will enter into index and intellectual property license agreements which will provide Russell Investments, including RIMCo, with access to the LSEG retained intellectual property and index data used in the conduct of its asset management business, including RIMCo’s Fund-related services.

The Independent Trustees discussed with RIMCo and LSEG and monitored throughout the sale process the impact of uncertainty as to RIMCo’s ownership on the retention of key employees and on the ability of the Funds to retain assets and attract additional assets.
The Independent Trustees requested, and RIMCo provided, weekly reports regarding Fund asset inflows and outflows and departures of key personnel. The Independent Trustees also received periodic status reports regarding the sale process from RIMCo and LSEG.
Following the emergence of interested bidders, the Independent Trustees communicated their perspectives on certain of the bidders to RIMCo or LSEG when presented with opportunities to do so. With respect to private equity firm bidders, such as TA Associates
Management and TA Associates L.P. (together, “TA Associates”), these perspectives included Board concerns as to possible negative market reaction to the perceived transitional nature of any transaction with a private equity firm and to any utilization of significant leverage to complete such a transaction. The Board received status reports on the sale process not only at its regularly scheduled quarterly meetings during the sale process but in interim telephone conference call meetings with RIMCo and/or LSEG.

In anticipation of a change of ownership of RIMCo and consequent assignment and termination of the Existing RIF Agreements as a result of the announced conclusions of the Review, the Board met in person on May 18, 2015 (the “Existing RIF Agreement Review
Meeting”) to review and discuss with RIMCo information (the “Existing RIF Agreement Financial Information”) regarding each Fund’s performance, fees, expenses, and profitability as of December 31, 2014.

During the course of a year, the Trustees receive a wide variety of materials regarding, among other things, the investment performance of the Funds, sales and redemptions of the Funds’ shares, management of the Funds and other services provided by RIMCo, and compliance with applicable regulatory requirements. In preparation for the Existing RIF Agreement Review Meeting, the Independent
Trustees, with the advice and assistance of their independent counsel (“Independent Counsel”), also requested, and the Board reviewed:
(1) information and reports prepared by RIMCo relating to the profitability of each Fund to RIMCo; (2) information (the “Third-
Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of certain of the Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds; and (3) information prepared by RIMCo (the “RIMCo Comparative Information”) comparing the performance of certain underlying funds (defined below)
and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by RIMCo

144 Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

to be generally comparable in investment objectives to the underlying funds. In the case of each Fund, its other peer funds, whether identified as such in the Third-Party Information or the RIMCo Comparative Information, are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s
“Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain, but not all, Funds, the Third-Party Information reflected changes in the Comparable Funds included in the Expense Universes as requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing and other information received by the Board, including the Independent Trustees, in connection with its review of the Existing RIF
Agreements at the Existing RIF Agreement Review Meeting is included in the Existing RIF Agreement Financial Information.

On October 8, 2015, LSEG announced that it had entered into a stock and asset purchase agreement with FRC and Emerald Acquisition
Limited (“Emerald Acquisition”), providing for a possible sale of FRC’s investment management business (“Russell Investments”)
to Emerald Acquisition (the “Transaction”). The Transaction, if completed, would result in the assignment of the Existing RIMCo
Agreement. Because the Existing RIMCo Agreement would terminate upon its assignment, the Board was asked to consider approval of the terms and conditions of a new agreement (the “Post-Transaction RIMCo Agreement”) pursuant to which RIMCo, as an affiliate of Emerald Acquisition, would continue to serve as the investment adviser of each Fund following completion of the Transaction and thereafter to submit the Post-Transaction RIMCo Agreement to each Fund’s shareholders for approval, as required by the Investment
Company Act. Because the Existing Money Manager Agreements may be deemed to terminate upon assignment of each Fund’s
Existing RIMCo Agreement, the Board also was asked to approve new portfolio management and/or non-discretionary investment advisory contracts with each applicable Fund’s Money Managers (the “Post-Transaction Money Manager Agreements,” and together with the Post-Transaction RIMCo Agreement, the “Post-Transaction RIF Agreements”).

Following the announcement by LSEG of the Transaction, the Independent Trustees, with the advice and assistance of Independent
Counsel, requested information to evaluate the Post-Transaction RIF Agreements. The Independent Trustees requested information relating to the nature, scope, and quality of services provided to the Funds by RIMCo and its affiliates and advised RIMCo of their willingness to rely upon the Existing RIF Agreement Financial Information in their evaluation of the Post-Transaction RIF Agreements, if and to the extent that such information, together with any information updating or supplementing such information, continued to be accurate and complete as of the date of the request. In response to this request, RIMCo provided information relating to the nature, scope, and quality of services provided to the Funds by RIMCo and its affiliates which information also included the Existing RIF
Agreement Financial Information as updated or supplemented as needed. Separately, the Independent Trustees submitted requests for information specifically regarding Emerald Acquisition and the impact of the Transaction on the interests of the Funds and their shareholders. The foregoing information and other information provided or presented by RIMCo, Emerald Acquisition, TA Associates, and Reverence Capital to the Board, including the Independent Trustees, in connection with its evaluation of the Post-Transaction RIF
Agreements, including the information referred to below, hereinafter is referred to collectively as the “Post-Transaction RIF Agreement
Information.”

On November 3, 2015, the Board met by telephone conference call to discuss preliminarily the announcement of the Transaction with representatives of FRC, RIMCo and TA Associates.

At a meeting held in person on December 7-8, 2015 (the “Post-Transaction RIF Agreement Information Meeting”), the Board, in further preparation for its evaluation of the Post-Transaction RIF Agreements, reviewed the Post-Transaction RIF Agreement Information with representatives of FRC, RIMCo, Fund management, TA Associates, and Reverence Capital, and separately in private sessions with Independent Counsel at which no representatives of FRC, RIMCo, Fund management, TA Associates, or Reverence Capital were present. Prior to the Post-Transaction RIF Agreement Information Meeting, the Board submitted supplemental information requests, including a supplemental request for additional analyses and information regarding the financial stability of RIMCo and financial models supporting the belief of TA Associates and Reverence Capital as to RIMCo’s financial stability following completion of the
Transaction. Prior to the Post-Transaction RIF Agreement Information Meeting, the Trustees received a memorandum from counsel to the Funds (“Fund Counsel”) discussing the legal standards for their consideration of the Post-Transaction RIF Agreements, and the Independent Trustees separately received a memorandum regarding their responsibilities from Independent Counsel. At the Post-
Transaction RIF Agreement Information Meeting, the Board requested additional information needed to evaluate the Post-Transaction
RIF Agreements, including information regarding covenants and events of default on one or more loans financing a portion of the
Transaction purchase price (the “Term Loan Facility”) borrowed under a credit agreement (the “Credit Agreement”) and a revolving credit facility under the Credit Agreement (the “Revolving Credit Facility” and together with the Term Loan Facility, the “Facilities”)
that could lead to a change of control of RIMCo.

Basis for Approval of Investment Advisory Contracts 145

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

The Board met in person on December 16, 2015 to consider the approval of the Post-Transaction RIF Agreements (the “Post-
Transaction RIF Agreement Evaluation Meeting,” and together with the Existing RIF Agreement Review Meeting and the Post-
Transaction RIF Agreement Information Meeting, the “Agreement Information Meetings,” or individually an “Agreement Information
Meeting”). At the Post-Transaction RIF Agreement Evaluation Meeting, the Independent Trustees met in person with representatives of FRC, RIMCo, and Fund management to review additional Post-Transaction RIF Agreement Information received after the Post-
Transaction RIF Agreement Information Meeting and prior to or at that meeting. Representatives of TA Associates and Reverence
Capital participated in the Post-Transaction RIF Agreement Information Meeting in person and participated in the Post-Transaction
RIF Agreement Evaluation Meeting by conference call. Presentations made by FRC, RIMCo, TA Associates, and Reverence Capital at the Agreement Information Meetings encompassed all of the Funds and the other RIMCo-managed funds for which the Board has supervisory responsibility (the “Other Russell Funds”). Information received by the Board, including the Independent Trustees, prior to and at the Agreement Information Meetings is included in the Post-Transaction RIF Agreement Information. Presentations made by
FRC, RIMCo, TA Associates, and Reverence Capital at the Agreement Information Meetings also are included in the Post-Transaction
RIF Agreement Information. Prior to voting at the Post-Transaction RIF Agreement Evaluation Meeting, the Independent Trustees
met in executive session with Independent Counsel, at which no representatives of FRC, RIMCo, Fund management, TA Associates, or Reverence Capital were present, to review additional Post-Transaction RIF Agreement Information received prior to and at the
Meeting. The discussion below reflects all of these reviews.

The Board’s evaluation of the Post-Transaction RIF Agreements reflected the Post-Transaction RIF Agreement Information and other information received by the Board during the course of the year or in prior years. The Independent Trustees’ evaluations of the Post-
Transaction RIF Agreements also reflected the knowledge and familiarity gained as Board members of the Funds and the Other Russell
Funds with respect to services provided by RIMCo, RIMCo’s affiliates, and each Money Manager to the Funds under the Existing RIF
Agreements and services proposed to be provided to the Funds under the Post-Transaction RIF Agreements.

In evaluating the Post-Transaction RIF Agreement Information, the Board considered that each of the Funds (the “Manager-of-Managers
Funds”), other than the Funds that are structured as funds of funds (the “Funds of Funds”), and each of the funds in which the Funds of
Funds invest (the “Underlying Funds”), employs a manager-of-managers method of investment and RIMCo’s advice that such Manager-
of-Managers Funds and Underlying Funds in employing a manager-of-managers method of investment operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an investment advisory fee is paid by the investment company to its adviser, which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated
Money Managers for all Funds except the Funds of Funds, which are currently managed only by RIMCo, and for all Underlying Funds.
A Money Manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of a Manager-
of-Managers Fund’s or Underlying Fund’s assets to manage directly in its discretion, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIMCo representing its investment recommendations, based upon which RIMCo purchases and sells securities for a Manager-of-Managers Fund or Underlying Fund, or (3) both a discretionary and a non-discretionary assignment.

The Board considered that RIMCo (rather than any Money Manager in the case of Manager-of-Managers Funds and Underlying Funds)
is responsible under the Existing RIMCo Agreement, and would be responsible under the Post-Transaction RIMCo Agreement, for determining, implementing, and maintaining the investment program for each Fund. Assets of each Manager-of-Managers Fund and
Underlying Fund generally have been allocated among multiple Money Manager investment strategies. The Manager-of-Managers
Funds and Underlying Funds may employ discretionary and/or non-discretionary Money Managers selected by RIMCo, subject to
Board approval, for that Fund. RIMCo manages Manager-of-Managers Fund and Underlying Fund assets not allocated to discretionary
Money Managers, which include assets managed by RIMCo to effect a Manager-of-Managers Fund’s or Underlying Fund’s investment strategies and/or to actively manage a Manager-of-Managers Fund’s or Underlying Fund’s overall exposures to seek to achieve the desired risk/return profile for the Fund. RIMCo also manages the portion of Manager-of-Managers Fund and Underlying Fund assets for which a Manager-of-Managers Fund’s or Underlying Fund’s non-discretionary Money Managers provide model portfolios to RIMCo and each Manager-of-Managers Fund’s and Underlying Fund’s liquidity reserves. RIMCo may also manage portions of a Manager-of-
Managers Fund or Underlying Fund during transitions between Money Managers. The assets of each Fund of Funds are invested in different combinations of Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund of Funds and/or the Underlying Funds in which the Funds of Funds invest. In all cases, Fund assets are managed directly by RIMCo pursuant to authority provided by the Existing RIMCo Agreement, and would be managed directly by
RIMCo pursuant to authority provided by the Post-Transaction RIMCo Agreement.

146 Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Manager-of-Managers Fund and Underlying
Fund and for actively managing allocations and reallocations of its assets among the Money Managers or their strategies and RIMCo itself. The Board has been advised that RIMCo’s goal with respect to the Manager-of-Managers Funds and Underlying Funds is
to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for a Manager-of-Managers Fund or
Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. For each Manager-of-Managers Fund and Underlying Fund, RIMCo is responsible, among other things, for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in or provide recommendations with respect to certain investment strategies for a Fund or Underlying Fund; and recommending annually to the Board whether portfolio management and non-discretionary investment advisory contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification, or termination of portfolio management and non-discretionary investment advisory contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment or strategy constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money
Manager or to coordinate the investment activities of Money Managers for the Manager-of-Managers Funds or Underlying Funds in a
complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but also on the basis of anticipated compatibility with other Money Managers in the same Manager-of-Managers Fund or Underlying
Fund. In light of the foregoing, the overall performance of each Manager-of-Managers Fund and Underlying Fund over appropriate periods has reflected, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers or their strategies in a manner designed to achieve the objectives of the Manager-of-Managers Fund or Underlying Fund.

The Board considered that the prospectuses for the Manager-of-Managers Funds and Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each such Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any Manager-of-Managers Fund or Underlying Fund. The Board further considered that
Manager-of-Managers Fund and Underlying Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the structure of the Manager-
of-Managers Funds and Underlying Funds.

The Board also considered the demands and complexity of managing the Manager-of-Managers Funds and Underlying Funds pursuant to the manager-of-managers structure; the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds;
and the likelihood that, at the current expense ratio of each Manager-of-Managers Fund and Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-
managers strategy of such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the structure of the Manager-of-Managers Funds and Underlying Funds, the Trustees
considered, with respect to each Fund, various specific factors in respect of the Post-Transaction RIMCo Agreement, including the following:

1. The nature, scope, and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2. The investment performance of each Fund, RIMCo and, with respect to the Manager-of-Managers Funds, each Money Manager, including the investment performance of each Fund in absolute terms and relative to its benchmark(s) and Comparable Funds;

3. The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers for Manager-of-Managers Funds and Underlying Funds;

4. Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative or transfer agent fees and any fees received for management or administration of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

Basis for Approval of Investment Advisory Contracts 147

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

5. Information provided by RIMCo as to expenses incurred by the Fund including the expenses incurred by each Fund relative to its
Comparable Funds;

6. Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund;
and

7. Information provided by RIMCo concerning economies of scale and whether any scale economies are adequately shared with the
Fund.

In reviewing the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board discussed with senior representatives of RIMCo at the Post-Transaction RIF Agreement Information Meeting the impact on the Funds’ operations of changes in RIMCo personnel providing investment management and other services to the Funds during the past year or expected in the future, whether as a result of the LSEG Transaction, the Review, the Transaction, or otherwise. The Board was not advised of any expected diminution in the nature, scope, or quality of the investment advisory or other services provided to the Funds from such changes.

As noted above, RIMCo, in addition to managing the investment of each Manager-of-Managers Fund’s and Underlying Fund’s cash, may directly manage a portion of certain Manager-of-Managers Funds and Underlying Funds (the “Participating Funds”) pursuant to the relevant Existing RIMCo Agreement and the Post-Transaction RIMCo Agreement, the actual allocation being determined from time to time by the Participating Funds’ portfolio manager. Beginning in 2012, RIMCo implemented a strategy of managing a portion of the assets of the Participating Funds to actively manage such Funds’ overall exposures by investing in securities or other instruments that RIMCo believes will achieve the desired risk/return profiles for such Funds. RIMCo monitors the Participating Funds’ risk/
return profiles by assessing Fund characteristics, including risk, using a variety of measurements, such as tracking error, and may seek to actively manage Fund exposures consistent with the Funds’ investment objectives and strategies. For U.S. equity Funds, Fund exposures may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry, or sector). For non-U.S. equity, global infrastructure, and global real estate Funds, Fund exposures may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry, sector, country or region). For fixed-income Funds, Fund exposures may be managed with the goal to increase or decrease exposures (such as sector, industry, currency, credit, or mortgage exposure, country risk, yield curve positioning or interest rates). For alternative and specialty
Funds, Fund exposures may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry, sector, region, currency, commodity, credit or mortgage exposure, country risk, yield curve positioning or interest rates). For all Funds, Fund characteristics may be managed to offset undesired relative over- or under-weights in order to seek to achieve the desired risk/return profile for each Fund. RIMCo may utilize quantitative or qualitative analysis or quantitative models designed to assess Fund characteristics and identify a portfolio that provides the desired exposures or use strategies based on indexes that represent the desired exposures, including index replication and optimized index sampling. Based on this, for the portion of a
Fund’s assets directly managed by RIMCo, RIMCo may invest in common stocks, fixed income securities, pooled investment vehicles, exchange-traded notes, REITs, short-term investments, currencies and/or derivatives, including futures, forwards, options, and/or swaps, in order to seek to achieve the desired risk/return profile for the Fund. Derivatives may be used to take long or short positions.
In addition, RIMCo may elect to adjust the exposure obtained through the cash equitization process to manage Fund exposures.

RIMCo also may manage Fund assets directly to effect a Fund’s investment strategies. RIMCo’s direct management of assets for these purposes is hereinafter referred to as the “Direct Management Services.” RIMCo also may reallocate Fund assets among Money
Managers, increase Fund cash reserves, or determine not to be fully invested. RIMCo’s Direct Management Services generally are not intended to be a primary driver of Manager-of-Managers Funds’ or Underlying Funds’ investment results, although the services may have a positive or negative impact on investment results, but rather are intended to enhance incrementally the ability of Funds to carry out their investment programs. The Board considered that during the period, and to the extent that RIMCo employs its Direct
Management Services other than via the cash equitization process in respect of Participating Funds, RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets that are directly managed and that the profits derived by RIMCo generally and from the Participating Funds consequently may be increased incrementally, although RIMCo may incur additional costs in providing Direct Management Services. The Board, however, also considered the potential benefits of the Direct Management
Services to Participating Funds; the limited, although increasing, amount of assets that to the date of the Agreement Information
Meetings were being managed directly by RIMCo pursuant to the Direct Management Services; and the fact that the aggregate Advisory
Fees paid by the Participating Funds are not increased as a result of RIMCo’s direct management of Fund assets as part of the Direct
Management Services or otherwise.

148 Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

In reviewing the Funds’ Advisory Fees in light of Fund performance, the Board considered that in the Post-Transaction RIF Agreement
Information and at past meetings, RIMCo noted differences between the investment strategies of certain Funds and their respective
Comparable Funds in pursuing their investment objectives. The Board noted RIMCo’s further past advice that the strategies pursued by the Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

The Third-Party Information included, among other things, comparisons of the Funds’ Advisory Fees with the investment advisory fees of their Comparable Funds on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds). The Third-Party Information, among other things, showed that the RIF Multi-Style Equity Fund, RIF
Aggressive Equity Fund, RIF Non-U.S. Fund, RIF Core Bond Fund, and RIF Global Real Estate Securities Fund each had an Advisory
Fee which, compared with its Comparable Funds’ investment advisory fees on an actual basis, was ranked in the fourth or fifth quintile of its Expense Universe for that expense component. The Advisory Fee for each of the other Funds ranked in the third quintile or better of its Expense Universe. In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest investment advisory fees among the Expense Universe funds. The comparisons were based upon the latest fiscal years for the Expense Universe funds. The Board considered that the actual
Advisory Fee for each of the RIF Non-U.S. Fund and RIF Core Bond Fund was less than 1.5 basis points from the third quintile of its
Expense Universe. The Board further considered RIMCo’s explanation of the reasons for the Funds’ actual Advisory Fee rankings and
RIMCo’s belief that the Funds’ Advisory Fees are fair and reasonable under the circumstances, notwithstanding such comparisons.
Among other things, RIMCo noted that meaningful comparisons of investment advisory fees between funds affiliated with insurance companies issuing variable annuity and life policies and non-affiliated funds, such as the Funds, are difficult as insurance companies may allocate fees between the investment policies and their underlying funds. The Board determined that it would continue to monitor the Funds’ Advisory Fees against the Funds’ Comparable Funds’ investment advisory fees.

In discussing the Funds’ Advisory Fees generally, RIMCo noted, among other things, that its Advisory Fees for the Funds encompass services that may not be provided by investment advisers to the Funds’ Comparable Funds, such as cash equitization and, in the case of the Manager-of-Managers Funds and Underlying Funds, management of portfolio transition costs when Money Managers are added, terminated or replaced.

RIMCo also observed that its “margins” in providing investment advisory services to the Manager-of-Managers Funds and Underlying
Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Funds’ manager-of-
managers structure, including RIMCo’s payment of a significant portion of the Manager-of-Managers Funds’ and Underlying Funds’
Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered in the context of a Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s total expense ratio.

RIMCo attributed the relative ranking of the actual Advisory Fees of the RIF Multi-Style Equity Fund and the RIF Aggressive Equity
Fund to changes in the Funds’ respective Expense Universes during the past year that adversely affected each Fund’s Expense Universe rankings. RIMCo noted that the previous advisory fee waiver of 0.05% for the RIF Aggressive Equity Fund was removed effective May
1, 2015. RIMCo further noted that the total expense ratio for the RIF Multi-Style Equity Fund and the RIF Aggressive Equity Fund,
taking into account the removal of the 0.05% Advisory Fee waiver for the RIF Aggressive Equity Fund, ranked in the third quintile of their respective Expense Universes.

With respect to the RIF Global Real Estate Securities Fund, RIMCo noted that the Third-Party Information, to include a sufficient number of Comparable Funds in the Fund’s Expense Universe, included both global and U.S. real estate funds in the Expense Universe.
According to RIMCo, U.S. real estate funds generally have lower investment advisory fees, which lower the Expense Universe advisory fee median. RIMCo further noted that the Fund’s total expense ratio ranked in the third quintile of its Expense Universe.

Based upon information provided by RIMCo, the Board reviewed for each Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund appropriately reflects or should be revised to reflect any such economies. The Board reviewed, among other things, the variability of Money Manager investment advisory fees and other factors associated with the manager-of-
managers structure employed by the Manager-of-Managers Funds and Underlying Funds as well as net Fund redemptions or purchases in recent years, including, especially, the period since LSEG’s announcement of the conclusion of the Review and its intention to sell the FRC investment management business. The Board considered RIMCo’s advice that the impact of its Direct Management Services

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was not expected to materially affect RIMCo’s economies due to the relatively small strategic allocation targets and associated costs to RIMCo of providing such services.

The Funds are distributed exclusively through variable annuity and variable life insurance contracts issued by insurance companies.
Currently, the Funds are made available to new holders of such insurance policies (“Insurance Contract Holders”) by one insurance company. RIMCo has advised the Board that it does not expect that additional insurance companies will make the Funds available to their variable annuity or variable life insurance policyholders in the near or long term because of a declining interest by the insurance companies generally in variable insurance trusts, such as the Funds, as investment vehicles supporting their products.
Notwithstanding this expectation, RIMCo has expressed its belief that the Funds will remain viable in light of their cash inflows from the current participating insurance company. The Board considered, among other things, the negative implications for significant future Fund asset growth of RIMCo’s expectation that no additional insurance companies will make the Funds available to their variable annuity and variable life insurance policyholders and other factors associated with the manager-of-managers structure employed by the
Manager-of-Managers Funds, including the variability of Money Manager investment advisory fees.

Northwestern Mutual is the insurance company making the Funds available to their Insurance Contract Holders. At the Post-Transaction
RIF Agreement Information Meeting, RIMCo expressed its belief that Northwestern Mutual intends to continue to make the Funds available to its Insurance Contract Holders following the Transaction. However, the Board received no direct assurances in this regard directly from Northwestern Mutual. If Northwestern Mutual were to discontinue its participation in the Funds, the Board considered that it is unlikely that the Funds would remain viable.

The Board also considered that the fees payable to RIMCo or its affiliates by most but not all institutional clients with respect to institutional funds with investment objectives similar to those of the Funds and the Other Russell Funds are lower, and, in some cases may be substantially lower, than the rates paid by certain of the Funds and the Other Russell Funds. The Trustees received information comparing the fees payable to RIMCo by certain institutional clients and the Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Funds. RIMCo explained, among other things, that institutional clients have fewer compliance, administrative, and other needs than the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients, and that the process associated with the acquisition of new assets is considerably more expensive in the retail market, relative to the institutional market. The Board noted that RIMCo provides office space and facilities to the Funds and all of the Funds’ officers.
Accordingly, the Trustees concluded that the services provided to the Funds are sufficiently different from the services provided to the institutional clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that none of the Funds had total expenses that ranked in fourth or fifth quintiles of its Expense Universe. In these rankings, the first quintile represents the funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the Expense
Universe funds.

On the basis of the Post-Transaction RIF Agreement Information and other information previously received by the Board from RIMCo during the course of the current year or in prior years, or presented at or in connection with the Agreement Information Meetings by
RIMCo, the Board, in respect of each Fund, found after giving effect to any applicable waivers and/or reimbursements and considering any differences in the composition and investment strategies of its respective Comparable Funds that (1) the Advisory Fee charged by
RIMCo was reasonable in light of the nature, scope, and overall quality of the investment management and other services provided, and expected to be provided, to the Fund; (2) the relative expense ratio of the Fund either was comparable to those of its Comparable Funds or RIMCo had provided an explanation satisfactory to the Board as to why the relative expense ratio was not comparable to those of its
Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Fund were not excessive; (5) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope, and overall quality of the investment management and other services provided by RIMCo;
and (6) the Advisory Fee charged by RIMCo, with implementation of the new breakpoints in the case of certain Underlying Funds, appropriately reflects any economies of scale realized by such Fund in light of various factors, including the negative implications for significant future Fund asset growth of RIMCo’s expectation that no additional insurance companies will make the Funds available to their variable annuity and variable life insurance policyholders and other factors associated with the manager-of-managers structure employed by the Manager-of-Managers Funds and Underlying Funds, including the variability of Money Manager investment advisory fees as well as the possible discontinuation of Northwestern Mutual’s participation in the Funds.

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The Board, in assessing the Funds’ performance, focused upon each Fund’s performance for the 3-year period ended December 31,
2014 as most relevant but also considered Fund performance for the 1- and 5-year periods ended such date. In reviewing the Funds’
performance generally, the Board took into consideration various steps taken by RIMCo beginning in 2012 to enhance the performance of certain Manager-of-Managers Funds and Underlying Funds, including changes in Money Managers, and, in the case of Participating
Funds, RIMCo’s implementation of its Direct Management Services.

With respect to the RIF Aggressive Equity Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 3- and 5-year periods ended December 31, 2014 and was ranked in the fifth quintile for the 1-year period ended such date. RIMCo noted that in 2012 it had changed the Fund’s investment strategy from investing principally in small and medium capitalization securities to investing principally in small capitalization securities, which resulted in a change to the Fund’s primary benchmark. RIMCo attributed the Fund’s three-year underperformance relative to its Performance
Universe to the market cap mismatch relative to the Performance Universe prior to the Fund’s investment strategy change.

With respect to the Moderate Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile of its Performance Universe for the 3- and 5-year periods ended December 31, 2014, and ranked in the fourth quintile of its Performance Universe for the 1-year period ended such date. The Board considered that the Balanced Strategy Fund and
Moderate Strategy Fund outperformed their respective benchmarks for the 3-year period ended December 31, 2014. With respect to the Balanced Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for each of the 1- , 3- and 5-year periods ended December 31, 2014. With respect to the Growth Strategy
Fund and Equity Growth Strategy Fund, the Third-Party Information showed that each Fund’s performance was ranked in the fifth quintile of its Performance Universe for each of the 1-, 3- and 5-year periods ended December 31, 2014. The Board considered
RIMCo’s explanation that the underperformance of the Funds relative to their respective peer groups was mainly due to asset allocation differences. RIMCo noted, among other things, that the RIF Balanced Strategy Fund and RIF Moderate Strategy Fund tend to have a higher allocation to fixed income and a lower allocation to equities than their Comparable Funds, and that equities have largely outperformed fixed income on an annualized basis over the 3-year period. RIMCo also explained that each of the Funds tends to hold more diversified growth-oriented assets beyond traditional equities (such as global real estate, infrastructure, commodities, global high yield debt, emerging market debt, and liquid alternatives strategies), which have lagged in the strong equity markets.
This exposure, according to RIMCo, is intended to provide diversification benefits and dampen volatility. RIMCo further noted that, within the equity positions held by the Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund and Equity Growth
Strategy Fund, the Funds have more of a global equity allocation and less U.S. bias relative to their respective Comparable Funds, and the U.S. markets outperformed international developed markets over the 3-year period ended December 31, 2014. The Board also considered that in January 2014, the Funds implemented a change in strategic asset allocations, which decreased positions in core fixed income, international developed equity, and commodities, and increased positions in small cap, emerging markets, and infrastructure. According to RIMCo, these changes brought the Funds’ allocations directionally closer towards the average equity and fixed income allocations of the Comparable Funds, although the Funds continue to maintain more diversified growth asset exposure and a larger globally diversified equity allocation than their Comparable Funds.

In assessing performance, the Board reviewed each Fund’s absolute performance and performance relative to appropriate benchmarks and indices, in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board considered RIMCo’s stated investment strategy of managing the
Funds in a risk-aware manner. The Board also considered the Money Manager changes that have been made in recent periods and that the performance of Money Managers continues to impact Fund performance for periods prior and subsequent to their termination, and that any incremental positive or negative impact of the Direct Management Services, which continue to evolve in nature and scope, was not yet fully reflected in the Fund’s investment results. Lastly, the Board considered potential new strategies discussed at prior Board meetings that may be employed by RIMCo in respect of certain Funds.

At the Post-Transaction RIF Agreement Evaluation Meeting, the Board concluded that, under the circumstances, including those described below, and based on RIMCo’s performance information and reviews for each Fund and the other Post-Transaction RIF
Agreement Information, the performance of each of the Funds would be consistent with the approval of the Post-Transaction RIMCo
Agreement.

At the Agreement Information Meetings, with respect to the review of the terms of the Post-Transaction Money Manager Agreements, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money
Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant

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business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ underwriter; and
RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate, or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ Chief Compliance Officer regarding her assessments of Money Manager compliance programs and any compliance issues. RIMCo did not identify any benefits received by Money Managers or their affiliates as a result of their relationships with the Funds other than benefits from their soft dollar arrangements and commissions paid to any affiliated broker/dealer through which they execute trades. The Post-Transaction
RIF Agreement Information described oversight of Money Manager soft dollar arrangements. The Post-Transaction RIF Agreement
Information expressed RIMCo’s belief that, based upon certifications from Money Managers and pre-hire and ongoing reviews of Money
Manager soft dollar arrangements, policies, and procedures, the Money Managers’ soft dollar arrangements, policies, and procedures are consistent with applicable legal standards and with disclosures made by Money Managers in their investment adviser registration statements filed with the Securities and Exchange Commission and by the Funds in their registration statements. RIMCo, as it has in the past, advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management and non-discretionary investment advisory contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the standard fee rates charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation of the relevance of Money Manager profitability in light of RIMCo’s belief that such fees are reasonable; the Board’s findings as to the reasonableness of the Advisory Fee paid by each
Fund; and the fact that each Money Manager’s fee is paid by RIMCo. Based substantially upon RIMCo’s recommendations, together with the Post-Transaction RIF Agreement Information, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided.

In approving the Post-Transaction RIMCo Agreement and determining to submit it to shareholders for their approval, the Trustees, in addition to the reviews described above, conducted a review that was specifically focused on the Transaction and its impact on the interests of the Funds and their shareholders, and, in doing so, considered a variety of factors, positive and negative, deemed relevant in their business judgment, certain of which are discussed below. The discussion below is not intended to be all-inclusive.

1. Their belief that the Post-Transaction RIMCo Agreement addresses the immediate need to provide for continuation without interruption of the investment advisory and other services provided to the Funds by RIMCo and its affiliates following the completion of the Transaction.

2. RIMCo’s belief that the Transaction will address the uncertainty of its employees and Fund shareholders and potential shareholders regarding ownership of RIMCo and the continuity of services to the Funds, facilitating efforts to attract and retain qualified investment and other professionals, to retain current Fund assets, and to attract new Fund assets. The Board noted, however, that the involvement of TA Associates and Reverence Capital and the investments made indirectly by the limited partners of the certain private equity funds affiliated with TA Associates (“TA Funds”) and certain private equity funds affiliated with Reverence Capital (the “Reverence Capital
Funds”) will not be viewed as permanent by employees, Fund shareholders, and potential Fund shareholders; therefore the Transaction might not resolve these uncertainties. When TA Associates and Reverence Capital determine to end their involvement in RIMCo and to exit the investments made by alternative investment vehicles created by or from the TA Funds, (the “TA Alternative Investment
Vehicles”) and by alternative investment vehicles (the “Reverence Capital Entities”), respectively, subsequent to the Transaction, the manner in which such an exit would be accomplished and the consequences to RIMCo and the Funds are not determinable at this time.
In the event of such a determination and exit, the Board will consider what actions, if any, are available, necessary, appropriate, and in the best interests of the Funds and their shareholders under the circumstances.

3. The reputations of TA Associates and Reverence Capital and their records of acquiring investments in investment management companies, as well as their having advised the Board that there is no established timetable for their exits from the RIMCo investments made by the TA Alternative Investment Vehicles or Reverence Capital Entities at this time. Information presented to the Board by TA
Associates and Reverence Capital at the Post-Transaction RIF Agreement Evaluation Meeting showed that past investments by TA
Associates in investment management companies historically have extended for three to ten years. In the case of RIMCo, it was noted
by TA Associates and Reverence Capital that the duration of the investments made by the TA Alternative Investment Vehicles and the Reverence Capital Entities, respectively, could be shorter or longer than the historical duration of its investments in investment management companies. The impact of such exit on RIMCo’s operations and financial condition is not determinable at this time, although an exit likely would result in a change of control of RIMCo.

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4. Assurances from TA Associates and Reverence Capital that RIMCo will continue to be part of Russell Investments and that Russell
Investments will continue to operate as a separate organization under its own governance structure. TA Associates and Reverence
Capital advised the Board that they did not envision involvement in RIMCo’s day-to-day operations, but that each organization will have representation on the board of directors of a direct or indirect corporate parent company of RIMCo (the “Russell Investments Board”).
Through their representatives, TA Associates and Reverence Capital will be actively involved in the governance and growth strategy of RIMCo, will recruit additional members for the Russell Investments Board with meaningful leadership and managerial experience in investment management, and intend to bring strategic relationships to bear in support of driving the growth of RIMCo’s business.

5. The current intention of TA Associates and Reverence Capital to retain RIMCo’s existing management team and other key professionals.

6. The intention of TA Associates and Reverence Capital to finance a substantial portion of the Transaction purchase price by debt guaranteed by Emerald Acquisition and certain subsidiaries (including RIMCo) of FRC (“Transferred Subsidiaries”), (Emerald
Acquisition and certain Transferred Subsidiaries, including RIMCo, collectively, the “Guarantors”), with the possibility of a future change of control of RIMCo upon the occurrence of certain conditions or events of default under the final terms and conditions of the
Term Loan Facility and the Revolving Credit Facility (which had not been negotiated or finalized). The Board noted that RIMCo,
TA Associates, and Reverence Capital each anticipates, based on historical operating profits of the Transferred Subsidiaries, that cash flows from the Transferred Subsidiaries will be adequate to service all debt with appropriate cushions with no diminution in the nature, scope, or quality of services provided to the Funds by RIMCo and its affiliates, as supported by analyses and five-year projections prepared by and provided to the Board by TA Associates and Reverence Capital. The Board noted that TA Associates and Reverence Capital advised the Board that the capital structure of RIMCo, giving effect to its debt service obligations, would be appropriately balanced and that the most recent balance sheet and statement of income of RIMCo would not be changed significantly by the Transaction. The Board particularly noted that TA Associates and Reverence Capital advised the Board that each has used leverage effectively in prior transactions with asset managers with mutual fund complexes as part of a balanced structure and that a
TA Fund and a Reverence Capital Fund (and, indirectly, their limited partners) have guaranteed Emerald Acquisition’s obligation to pay U.S. $150 million of the purchase price to FRC in four annual installments commencing on December 31, 2017 (the “Holdback”)
and, therefore, have an additional financial interest in the success of the Transaction until the Holdback is paid to FRC. TA Associates and Reverence Capital informed the Board that Emerald Acquisition (which is, and it is expected that the terms of the Facilities will require it to remain, a passive holding company with no operations) is prepared to support the business of RIMCo through reinvestment of cash flow and additional capital investments, if and as appropriate, but made no commitments and may be financially constrained in its ability to do so.

7. Statements from TA Associates and Reverence Capital that there should be no pressure to and there are no current plans to make changes with respect to current Advisory Fees, expense limitations, and distribution arrangements or in the nature, scope, or quality of services provided to the Funds by RIMCo and its affiliates.

8. The strong support expressed by the current senior management team at RIMCo for the Transaction.

9. The commitment of FRC to bear all expenses incurred by the Funds in connection with the Transaction, including all costs associated with the proxy solicitation.

10. Statements from TA Associates and Reverence Capital that there is no intention to change any of the Funds’ affiliated or third-
party service providers in connection with the Transaction, thereby assuring continuation of services needed for the Funds’ operations and minimizing complications in connection with the transfer of ownership of FRC’s investment management business from LSEG to
Emerald Acquisition through one or more direct or indirect wholly-owned subsidiaries (the “Owners”).

11. The Board was informed that the Transaction will result in employees of Russell Investments owning a larger financial interest, indirectly, in RIMCo than they currently own, which may align their long-term interests with the interests of RIMCo and should help
RIMCo retain key management and investment personnel, an important factor in assessing the stability of RIMCo following completion of the Transaction.

12. Information concerning the impact of the separation of FRC’s index business from FRC’s investment management business and assurances from RIMCo that following the Transaction it will continue to have access to the intellectual property and index data and related services that have been provided by FRC’s index business through license agreements that are satisfactory to RIMCo and will not involve any cost or expense to the Funds.

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13. The Existing RIMCo Agreement was approved by each Fund’s shareholders in November 2014. The terms and conditions of the
Post-Transaction RIF Agreements are substantially the same as those of the recently approved Existing RIF Agreements, which will terminate automatically upon completion of the Transaction, and the Post-Transaction RIF Agreements will not increase any Fund’s
Advisory Fee (on a contractual or actual basis), expense ratio, economies of scale, or other fees or benefits received by RIMCo and its affiliates as a result of their relationships with the Fund.

14. There will be no changes to the Independent Trustees of the Board in connection with the Transaction, assuring continuity of the
Funds’ supervision and oversight.

15. Assurances from RIMCo and Emerald Acquisition that no “unfair burden” has been imposed on the Funds within the meaning of
Section 15(f) of the Investment Company Act by the LSEG Transaction or the Transaction, taken singly or together, and that for a period of two years following the effective date of the Transaction, they will use reasonable best efforts not to engage in activities that would impose an unfair burden on the Funds.

16. The Trustees’ belief that shareholders have purchased and retained their Fund shares based upon the reputation, investment record, and investment philosophies and strategies employed by RIMCo in managing the Funds (including the manager-of-managers structure employed by the Manager-of-Managers Funds and employed indirectly by the Funds of Funds through their investments in underlying Manager-of-Managers Funds).

17. Statements from TA Associates and Reverence Capital that they will not require or seek any changes to the manager-of-managers structure employed by RIMCo in the case of the Manager-of-Managers Funds and employed by the Funds of Funds through their investments in the Manager-of-Managers Funds or Underlying Funds or changes to the current Money Managers to the Manager-of-
Managers Funds or Underlying Funds other than in the ordinary course of business.

18. The demands and complexity of managing the Manager-of-Managers Funds and Underlying Funds pursuant to the manager-of-
managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of those Funds, and the Board’s belief that at the current expense ratio of each Manager-of-Managers Fund and Underlying Fund, there likely would be no acceptable alternative investment managers to replace RIMCo following termination of the Existing RIMCo Agreement on comparable terms given the need to continue the manager-of-managers strategy selected by Fund shareholders in purchasing their shares of Manager-of-
Managers Funds or Funds of Funds that indirectly employ a manager-of-managers structure through their investments in underlying
Manager-of-Managers Funds.

19. RIMCo is a joint and several Guarantor of the Facilities and certain of the Equity Interests, including the RIMCo Equity Interest, will be pledged as loan collateral (the “Loan Collateral”). If ownership of the Loan Collateral changes as a result of certain third-
party financial institutions’ (the “Lenders”) exercise of their rights in connection with the Facilities and the Post-Transaction RIF
Agreements automatically terminate upon the change of control of RIMCo, there may be no acceptable alternative investment managers with special expertise to continue the manager-of-managers structure selected by shareholders of the Manager-of-Managers Funds and Underlying Funds on comparable terms and conditions. In such event, the Board will consider what actions, if any, are available, necessary, appropriate, and in the best interests of the Funds and their shareholders under the circumstances, which may include approving a temporary interim advisory agreement with RIMCo in accordance with Rule 15a-4 under the Investment Company Act that would allow RIMCo to continue to serve as investment manager for a maximum period of 150 days.

20. The belief that in the event that the Post-Transaction RIF Agreements were not approved by the Board or the Transaction is not completed, LSEG would explore alternative options to sell or dispose of FRC’s investment management business based on the conclusion of the Review and the Board’s concern that a transaction other than the Transaction might not be available, or if available, could entail terms, conditions, and consequences more unfavorable to the Funds than the Transaction. The Board also considered RIMCo’s belief that in the event of a determination by the Board not to approve the Post-Transaction RIF Agreements continued uncertainty regarding
RIMCo’s ownership could adversely affect the ability of RIMCo to attract and retain key personnel and the abilities of the Funds to retain their current assets and to attract additional assets during the period in which LSEG pursued an alternative transaction.

In evaluating the Post-Transaction RIF Agreements, the Board considered various risks associated with the Transaction or if the
Transaction is not completed, including the possibility that a change of control terminating the Post-Transaction RIF Agreements may occur at any time after the Transaction in the event of, among others things, (1) a default under the Facilities by the certain direct or indirect subsidiaries of Emerald Acquisition (the “Borrowers”) and the Guarantors, including RIMCo, or (2) exits from the investments made by the TA Alternative Investment Vehicles and/or the Reverence Capital Entities. Moreover, the Board considered that, although

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TA Associates and Reverence Capital believe, based on the historical operating profits of RIMCo and the other Transferred Subsidiaries, that the “free” cash flows of RIMCo and the other Transferred Subsidiaries will be sufficient for the Borrowers and the Guarantors to meet their debt service obligations under the Facilities with no diminution in the nature, scope, or quality of services provided to the
Funds, the operating profits of RIMCo and the other Transferred Subsidiaries may be adversely affected by various factors, including general economic, market and business conditions and developments specific to the business activities and operations of RIMCo and the other Transferred Subsidiaries. Therefore, there is no assurance that the historical operating profits of RIMCo and the other Transferred
Subsidiaries will be sustained following completion of the Transaction at levels sufficient for the Borrowers and the Guarantors to meet their obligations in respect of the Facilities and to do so without diminution in the nature, scope and quality of services provided by
RIMCo and its affiliates to the Funds. Consequently, the Board identified as the principal factor in determining whether to approve the
Post-Transaction RIF Agreements the immediate need to provide for uninterrupted investment advisory and other services required for the operations of the Funds following the automatic termination of the Existing RIF Agreements upon completion of the Transaction.
The Board also noted LSEG’s stated intention to dispose of its interests in FRC’s investment management business and the uncertainty that if the Board did not approve the Post-Transaction RIF Agreements, or the Transaction is not completed, another transaction could be arranged by LSEG, or if arranged, could entail terms and conditions more unfavorable than the Transaction. No other factors or single factor reviewed by the Board was identified as a principal factor in determining whether or not to approve the Post-Transaction
RIF Agreements and each Board member may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made separately in respect of each Fund.

Following the Post-Transaction RIF Agreement Evaluation Meeting, the Independent Trustees were advised of two changes in RIMCo’s management, including a change in the Funds’ leadership. On January 13, 2016, RIMCo publicly announced that Vernon Barback had been appointed President of Russell Investments. With respect to the management change affecting the Funds’ leadership, RIMCo publicly announced on February 9, 2016 that Sandra Cavanaugh, Chief Executive Officer of the Funds and a member of the Funds’
Board, would retire at the end of June 2016. The Independent Trustees were not aware of, and therefore did not consider, these changes in their evaluation of the Post-Transaction RIMCo Agreement. On January 14, 2016, the Independent Trustees of the Funds met by
conference call with members of RIMCo’s executive management and received information regarding these changes. On January 18,
2016, the Independent Trustees met privately by conference call with Independent Counsel to discuss the management changes, and following that meeting, the Independent Trustees submitted a list of questions regarding the management changes and their impact on the Funds. The Board again met with representatives of RIMCo’s executive management by conference call on January 28, 2016 to review responses to its questions. Following this review, the Independent Trustees continued the conference call meeting, after excusing RIMCo’s representatives, to discuss in executive session with their Independent Counsel the foregoing changes in RIMCo management. Following discussion, the Independent Trustees determined that, while the changes, particularly with respect to Ms.
Cavanaugh, would have been relevant to its evaluation of the Post-Transaction RIMCo Agreement, they would not have affected the decision to approve the Post-Transaction RIMCo Agreement.

Basis for Approval of Investment Advisory Contracts 155

Russell Investment Funds

Shareholder Requests for Additional Information — December 31, 2015 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii)
on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”).
The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio
Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional
Information (“SAI”). The SAI and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2015 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please contact your insurance company.

Some insurance companies may offer electronic delivery of the Funds’ prospectuses and annual and semi-annual reports. Please contact your insurance company for further details.

156 Shareholder Requests for Additional Information

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers — December 31, 2015
(Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 41 funds, Russell Investment Funds (“RIF”), which has 9 funds. Each of the trustees is a trustee of RIC and RIF. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers.
Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies, and has been determined by the Board to be an audit committee financial expert; Ms.
Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office*	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INTERESTED TRUSTEE
# Sandra Cavanaugh,	President and Chief	Until successor	• President and CEO RIC and RIF	50	• Trustee,
Born May 10, 1954	Executive Officer	is chosen and	• Chairman of the Board, Co-President		Russell
1301 Second Avenue,	since 2010	qualified by	and CEO, Russell Financial Services,		Exchange
18th Floor, Seattle, WA	Trustee since 2010	Trustees	Inc. (“RFS”)		Traded Funds
98101		Appointed until	• Chairman of the Board, President		Trust
		successor is	and CEO, Russell Fund Services
		duly elected and	Company (“RFSC”)
		qualified	• Director, RIMCo
• Chairman of the Board, President and
CEO Russell Insurance Agency, Inc.
(“RIA”) (insurance agency)

* Each Trustee is subject to mandatory retirement at age 72 through December 31, 2015 and effective January 1, 2016 the mandatory retirement age is 75.
# Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore classified as an Interested Trustee. Russell Investments announced on February 9, 2016 that Ms. Cavanaugh has decided to retire at the end of June 2016. She will continue to lead the U.S. retail business and help with a smooth transition as
Russell Investments selects and names a successor. In addition, Ms. Cavanaugh will be available as necessary in a consulting capacity for as long as the rest of 2016 to assist with the leadership transition. Once Ms. Cavanaugh retires or her successor has been appointed and assumed his or her responsibilities, Ms. Cavanaugh may resign as a trustee of the Trust. This leadership change is not expected to have an adverse impact on any of the Funds.

Disclosure of Information about Fund Trustees and Officers 157

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES
Thaddas L. Alston,	Trustee since 2006	Appointed until	Senior Vice President, Larco	50	• Until October
Born April 7, 1945		successor is	Investments, Ltd. (real estate firm)		2015, Trustee,
1301 Second Avenue,		duly elected and			Russell
18th Floor, Seattle, WA		qualified			Exchange
98101					Traded Funds
Trust

158 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee
Kristianne Blake,	Trustee since 2000	Appointed until	• Director and Chairman of the Audit	50	• Director,
Born January 22, 1954	Chairman since 2005	successor is	Committee, Avista Corp (electric		Avista Corp
1301 Second Avenue,		duly elected and	utilities)		(electric
18th Floor, Seattle, WA		qualified	• Regent, University of Washington		utilities)
98101		Approved	• President, Kristianne Gates Blake,		• Until June
		annually	P.S. (accounting services)		30, 2014,
			• Until June 30, 2014, Director, Ecova		Director,
			(total energy and sustainability		Ecova (total
			management)		energy and
			• Until December 31, 2013, Trustee		sustainability
			and Chairman of the Operations		management)
			Committee, Principal Investors Funds		• Until
			and Principal Variable Contracts		December 31,
			Funds (investment company)		2013, Trustee,
			• From April 2004 through December		Principal
			2012, Director, Laird Norton Wealth		Investors
			Management and Laird Norton Tyee		Funds
			Trust (investment company)		(investment
company)
• Until
December 31,
2013, Trustee
Principal
Variable
Contracts
Funds
(investment
company)
• From April
2004 through
December
2012,
Director, Laird
Norton Wealth
Management
and Laird
Norton
Tyee Trust
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

* Each Trustee is subject to mandatory retirement at age 72 through December 31, 2015 and effective January 1, 2016 the mandatory retirement age is 75.

Disclosure of Information about Fund Trustees and Officers 159

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister,	Trustee since 2012	Appointed until	• Retired	50	• Trustee and
Born June 26, 1951		successor is	• Trustee and Chairperson of Select		Chairperson of
1301 Second Avenue,		duly elected and	Sector SPDR Funds (investment		Select Sector
18th Floor, Seattle, WA		qualified	company)		SPDR Funds
98101			• Until December 31, 2014,		(investment
			Chairperson of Audit Committee,		company)
			Select Sector SPDR Funds		• Trustee, ALPS
			(investment company)		Series Trust
(investment
company)
• Until
December
31, 2014,
Chairperson
of Audit
Committee,
Select Sector
SPDR Funds
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

Daniel P. Connealy,	Trustee since 2003	Appointed until	• Retired	50	• Until October
Born June 6, 1946	Chairman of the	successor is	• June 2004 to June 2014, Senior Vice		2015, Trustee,
1301 Second Avenue,	Audit Committee	duly elected and	President and Chief Financial Officer,		Russell
18th Floor, Seattle, WA	since 2015	qualified	Waddell & Reed Financial, Inc.		Exchange
98101		Appointed until	(investment company)		Traded Funds
		successor is			Trust
duly elected and
qualified

Katherine W. Krysty,	Trustee since 2014	Appointed until	• Retired	50	• Until October
Born December 3, 1951		successor is	• January 2011 through March 2013,		2015, Trustee,
1301 Second Avenue		duly elected and	President Emerita, Laird Norton		Russell
18th Floor, Seattle, WA		qualified	Wealth Management (investment		Exchange
98101			company)		Traded Funds
Trust

* Each Trustee is subject to mandatory retirement at age 72 through December 31, 2015 and effective January 1, 2016 the mandatory retirement age is 75.

160 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Raymond P. Tennison, Jr.,	Trustee since 2000	Appointed until	• Retired	50	• Until October
Born December 21, 1955	Chairman of	successor is	• From January 2008 to December		2015, Trustee,
1301 Second Avenue	the Nominating	duly elected and	2011, Vice Chairman of the Board,		Russell
18th Floor, Seattle, WA	and Governance	qualified	Simpson Investment Company (paper		Exchange
98101	Committee since	Appointed until	and forest products)		Traded Funds
	2007	successor is			Trust
duly elected and
qualified
Jack R. Thompson,	Trustee since 2005	Appointed until	• Retired	50	• Until October
Born March 21, 1949	Chairman of	successor is			2015, Trustee,
1301 Second Avenue,	the Investment	duly elected and			Russell
18th Floor, Seattle, WA	Committee since	qualified			Exchange
98101	2015	Appointed until			Traded Funds
		successor is			Trust
duly elected and
qualified

* Each Trustee is subject to mandatory retirement at age 72 through December 31, 2015 and effective January 1, 2016 the mandatory retirement age is 75.

Disclosure of Information about Fund Trustees and Officers 161

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

TRUSTEE EMERITUS
George F. Russell, Jr.,	Trustee Emeritus and	Until resignation	• Director Emeritus, Frank Russell	50	None
Born July 3, 1932	Chairman Emeritus	or removal	Company (investment consultant to
1301 Second Avenue,	since 1999		institutional investors (“FRC”)) and
18th Floor, Seattle, WA			RIMCo
98101			• Chairman Emeritus, RIC and RIF;
Russell Implementation Services Inc.
(broker-dealer and investment adviser
(“RIS”)); Russell 20-20 Association
(non-profit corporation); and Russell
Trust Company (non-depository trust
company (“RTC”))
• Chairman, Sunshine Management
Services, LLC (investment adviser)

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served

OFFICERS
Cheryl Wichers,	Chief Compliance	Until removed	• Chief Compliance Officer, RIC and RIF
Born December 16, 1966	Officer since 2005	by Independent	• Chief Compliance Officer, RFSC and U.S. One Inc.
1301 Second Avenue		Trustees	• 2005 to 2011 Chief Compliance Officer, RIMCo
18th Floor, Seattle, WA
98101

*Sandra Cavanaugh,	President and Chief	Until successor	• CEO, U.S. Private Client Services, Russell Investments
Born May 10, 1954	Executive Officer	is chosen and	• President and CEO, RIC and RIF
1301 Second Avenue,	since 2010	qualified by	• Chairman of the Board, Co-President and CEO, RFS
18th Floor, Seattle, WA		Trustees	• Chairman of the Board, President and CEO, RFSC
98101			• Director, RIMCo
• Chairman of the Board, President and CEO, RIA

Mark E. Swanson,	Treasurer and Chief	Until successor	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF
Born November 26, 1963	Accounting Officer	is chosen and	• Director, RIMCo, RFSC, Russell Trust Company (“RTC”) and RFS
1301 Second Avenue	since 1998	qualified by	• Global Head of Fund Services, Russell Investments
18th Floor, Seattle, WA		Trustees	• October 2011 to December 2013, Head of North America Operations
98101			Russell Investments
• May 2009 to October 2011, Global Head of Fund Operations, Russell
Investments

162 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2015 (Unaudited)

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served

OFFICERS (continued)
Jeffrey T. Hussey,	Chief Investment	Until removed by	• Global Chief Investment Officer, Russell Investments
Born May 2, 1969	Officer since 2013	Trustees	• Chief Investment Officer, RIC and RIF
1301 Second Avenue,			• Chairman of the Board, President and CEO, RIMCo
18th Floor, Seattle WA			• Director, RTC, RIS and Russell Investments Delaware, Inc.
98101			• Board of Managers, Russell Institutional Funds Management, Inc.
• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell
Investments

Mary Beth R. Albaneze,	Secretary since 2010	Until successor	• Associate General Counsel, Russell Investments
Born April 25, 1969		is chosen and	• Secretary, RIMCo, RFSC and RFS
1301 Second Avenue,		qualified by	• Secretary and Chief Legal Officer, RIC and RIF
18th Floor, Seattle, WA		Trustees	• Assistant Secretary, RFS, RIA and U.S. One Inc.
98101

* Russell Investments announced on February 9, 2016 that Ms. Cavanaugh has decided to retire at the end of June 2016. She will continue to lead the U.S. retail business and help with a smooth transition as Russell Investments selects and names a successor. In addition, Ms. Cavanaugh will be available as necessary in a consulting capacity for as long as the rest of 2016 to assist with the leadership transition. Once Ms. Cavanaugh retires or her successor has been appointed and assumed his or her responsibilities, Ms. Cavanaugh may resign as a trustee of the Trust, This leadership change is not expected to have an adverse impact on any of the Funds.

Disclosure of Information about Fund Trustees and Officers 163

Russell Investment Funds

Adviser, Money Managers and Service Providers — December 31, 2015

Interested Trustee	Independent Registered Public Accounting Firm
Sandra Cavanaugh	PricewaterhouseCoopers LLP
Independent Trustees	1420 5th Avenue, Suite 2800
Thaddas L. Alston	Seattle, WA 98101
Kristianne Blake	Money Managers
Cheryl Burgermeister	Multi-Style Equity Fund
Daniel P. Connealy	Columbus Circle Investors, Stamford, CT
Katherine W. Krysty	Institutional Capital LLC, Chicago, IL
Raymond P. Tennison, Jr.	Jacobs Levy Equity Management, Inc., Florham Park, NJ
Jack R. Thompson	Mar Vista Investment Partners, LLC, Los Angeles, CA
Trustee Emeritus	Suffolk Capital Management, LLC, New York, NY
George F. Russell, Jr.	Sustainable Growth Advisers, LP, Stamford, CT
Officers	Aggressive Equity Fund
Sandra Cavanaugh, President and Chief Executive Officer	DePrince, Race & Zollo, Inc., Winter Park, FL
Cheryl Wichers, Chief Compliance Officer	Monarch Partners Asset Management, LLC, Boston, MA
Jeffrey T. Hussey, Chief Investment Officer	RBC Global Asset Management (U.S.) Inc., Minneapolis, MN
Mark E. Swanson, Treasurer and Chief Accounting Officer	Snow Capital Management L.P., Sewickley, PA
Mary Beth R. Albaneze, Secretary	Timpani Capital Management, LLC, Milwaukee, WI
Adviser	Non-U.S. Fund
Russell Investment Management Company	Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX
1301 Second Avenue	MFS Institutional Advisors Inc., Boston, MA
Seattle, WA 98101	Pzena Investment Management LLC, New York, NY
Administrator, Transfer and Dividend Disbursing	William Blair & Company L.L.C., Chicago, IL
Agent	Core Bond Fund
Russell Fund Services Company	Colchester Global Investors Ltd, London, England
1301 Second Avenue	Logan Circle Partners, L.P., Philadelphia, PA
Seattle, WA 98101	Macro Currency Group — an investment group within
Principal Global Investors, LLC, Des Moines, IA*
Custodian	Metropolitan West Asset Management LLC, Los Angeles, CA
State Street Bank and Trust Company	Scout Investments, Inc., Kansas City, MO
1 Heritage Drive
North Quincy, MA 021171	Global Real Estate Securities Fund
Cohen & Steers Capital Management, Inc., New York, NY
Office of Shareholder Inquiries	INVESCO Advisers, Inc. which acts as a money manager to
1301 Second Avenue	the Fund through its INVESCO Real Estate Division,
Seattle, WA 98101	Dallas, TX
(800) 787-7354	Morgan Stanley Investment Management Inc., New York, NY
Legal Counsel	*Principal Global Investors LLC is the asset management arm of the Principal
Dechert LLP	Financial Group® (The Principal®), which includes various member com-
One International Place, 40th Floor	panies including Principal Global Investors, LLC, Principal Global Investors
100 Oliver Street	(Europe) Limited, and others. The Macro Currency Group is the specialist cur-
Boston, MA 02110	rency investment group within Principal Global Investors. Where used herein,
Distributor	Macro Currency Group means Principal Global Investors, LLC.
Russell Financial Services, Inc.
1301 Second Avenue
Seattle, WA 98101

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by
Prospectus, which includes details as to offering price and other material information.

164 Adviser, Money Managers and Service Providers

Russell Investments

2015 ANNUAL REPORT

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

DECEMBER 31, 2015

FUND
- Moderate Strategy Fund
- Balanced Strategy Fund
- Growth Strategy Fund
- Equity Growth Strategy Fund

Russell Investment Funds

Russell Investment Funds is
a series investment company
with nine different investment
portfolios referred to as Funds.
These financial statements report
on four of these Funds.

Russell Investment Funds

LifePoints® Funds

Variable Target Portfolio Series

Annual Report

December 31, 2015

Table of Contents

Russell Investment Funds - LifePoints® Funds Variable Target Portfolio Series

Copyright © Russell Investments 2016. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Fund objectives, risks, charges and expenses should be carefully considered before in-
vesting. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell
Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quote represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

Fellow Shareholder,

The redeeming aspect of the market volatility in 2015 is its underscoring the importance of shareholders having solid, long-term financial plans, realistic goals, and regular check-ins with personal financial advisors to collaborate on how best to achieve the outcomes that matter most to shareholders. Understanding these outcomes and the tools we need to reach them remains a central focus at Russell Investments.

Staying steady in stormy markets is vital – we see more volatility ahead.

After strong U.S. equity performance in 2014, markets experienced muted returns in 2015. The broad-based Russell
3000® Index was up 0.48% for the year ended December 31, 2015.

Markets collectively sought guidance from a cautious U.S. Federal Reserve (the “Fed”) regarding the timing of the initial interest rate increase. It’s hard to believe the last time the Fed increased the Fed Funds rate was June 2006 – more than nine years ago. Trying to anticipate the initial rate increase and related market impacts was a primary driver of both equity and fixed income returns, not only in the U.S., but globally as well.

The ‘abundance of caution’ evidenced by the Fed mirrored central bank sentiment worldwide to protect the fragility of the hard fought, lengthy, and mainly tepid recovery from the global financial crisis.

The European Central Bank expanded their Quantitative Easing (QE) Program throughout the year as they maintained their contribution to positive economic growth. This stimulus coupled with the anticipation of increasing interest rates in the U.S. contributed to the strengthening U.S. dollar. And in August, China made an unexpected devaluation of its currency to project recalibrated and more modest growth expectations.

U.S. unemployment decreased throughout the year, from 5.6% at the end of December 2014 to 5.0% at the end of December
2015 and the annual inflation rate was 0.7% as of December 2015. The U.S. economy has led the world out of the recession;
as it approaches a more mature stage in its economic cycle, our belief in the primacy of global diversification deepens.

The following pages provide additional insights on the markets and the performance of Russell Investment Funds (RIF) for the fiscal year ending December 31, 2015.

Thank you for your continued trust. All of us at Russell Investments appreciate our duties to help you achieve financial security.

CEO, U.S. Private Client Services

To Our Shareholders 3

Russell Investment Funds

Market Summary as of December 31, 2015 (Unaudited)

U.S. Equity Markets
Broadly measured the Russell 3000® Index, U.S. stocks returned 0.48% for the one year period which is the seventh straight fiscal year ending December 31st that the Russell 3000® Index has finished with a positive absolute return. The
Russell 3000® Index finished with a positive return in six of the fiscal year’s twelve months.

Within U.S. capitalization stocks, the Russell 1000® Growth Index outperformed the Russell 1000® Value Index by 9.50%
over the fiscal year, as stocks with lower valuations (lower price-to-book, price-to-earnings and price-to-cash flow ratios)
lagged significantly. In addition, high dividend yield stocks trailed the broader market. Factors that were rewarded during the fiscal year included lower earnings variability and high forecasted growth. From a sector perspective, consumer staples outperformed the Russell 1000® Index by over 7% and energy trailed the Russell 1000® Index by over 23%. The utilities sector also trailed for the year, specifically electric utilities, which lost approximately 6% relative to the Russell 1000®
Index. Similarly, within U.S. small capitalization stocks, the Russell 2000® Growth Index outperformed the Russell 2000®
Value Index. The fiscal year was led by larger capitalization stocks as the Russell Top 200® Index returned 2.36% compared with the Russell Midcap® Index and the Russell 2000® Index, which returned -2.44% and -4.41%, respectively. Defensive stocks outperformed dynamic stocks across all market capitalization tiers.

In January 2015, U.S. equities got off to a rocky start with lackluster corporate earnings, mixed economic data and volatile oil prices weighing on investor sentiment. One of the more disappointing pieces of macro-economic data was fourth-quarter gross domestic product (“GDP”) growth coming in at an annualized rate of 2.2%, which marked both a big drop from the third-quarter figure (5.0%) and was a shortfall on consensus forecasts. Considering all data inputs, investors sought areas of the market with more perceived safety and yield, causing interest rate sensitive stocks, specifically real estate investment trusts (“REITs”) and utilities, to be significantly bid up in January. In February, there was an unwinding of some of those same interest rate sensitive valuations in the market, most notably within electric utilities. The information about January non-farm payroll growth, which was released in early February, helped to spur a risk-on equity rally as the Russell 3000®
Index finished up 5.79% in February. While the word “patient” with regard to the normalization of U.S. monetary policy was removed from Fed chair Yellen’s statement in March, Yellen declared that this did not mean that the central bank was becoming “impatient.” The central bank chair emphasized that any interest-rate decision remained dependent on “further improvement in the labor market” and on the committee becoming “reasonably confident” of increases in inflation toward its 2.0% target.

The Russell 3000® Index edged up 0.14% from April through June, with a sell-off at the end of the period reversing most of April and May’s gains. Severe winter weather and labor disruptions at major ports had caused a pause in U.S. economic activity in the early part of 2015, however the contraction was less severe than originally reported with the final first-
quarter GDP estimate upwardly revised to -0.2% annualized from -0.7% annualized due to better personal consumption figures. The period ended with uncertainty over another potential Greek bailout dominating the headlines which in part, contributed to the selloff in equities in June.

During the third quarter, the Russell 3000® Index declined 7.25%. The severe selloff in U.S. and global equity markets was driven in part by China’s currency devaluation and concerns over slowing global economic growth. Heightened levels of market volatility led defensive stocks to outperform dynamic stocks at all market capitalization levels. In the
Fed’s September meeting, a decision was made to keep interest rates unchanged. Chair Yellen stated that, despite recent international developments, domestically “the economy has been performing well, and we expect it to continue to do
so.” At the time, second-quarter GDP growth had been revised upwards to 3.7%, and was later revised higher to 3.9%.
Unemployment declined to 5.1% for August, its lowest level in seven years, assisted by a decline in the participation rate.
However, non-farm payroll growth missed expectations at +173,000 in August, following upwardly revised readings for
June (+245,000) and July (+223,000).

The Russell 3000® Index closed out 2015 on a strong note returning 6.27% for the fourth quarter. Most of the positive return for the quarter came in October with the Russell 3000® Index returning 7.90%. In early November, non-farm payroll

4 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2015, continued — (Unaudited)

growth for October was reported significantly above consensus at +271,000. This caused certain industries that may benefit from rising interest rates to react favorably, most notably banks, which outperformed the Russell 3000® Index by over
3.60% in November. Leveraged industries that are seen as bond substitutes due to high dividend yields, such as electric utilities and REITs, underperformed the Russell 3000® Index by 2.15% and 0.75%, respectively. In mid-December the
Fed raised short term interest rates for the first time since the financial crisis signalling the beginning of the end for the central bank’s stimulus program. There was not a significant market reaction in December when the Fed raised rates because the increase was mostly priced in by the market once the positive non-farm payroll growth report was released in November signally a high probability of a raise in December. Fed officials emphasized that they intend to raise rates gradually, and only if economic growth continues. Chair Yellen stated that, despite recent international developments, domestically “the economy has been performing well, and we expect it to continue to do so.”

Non-U.S. Developed Equity Markets
For the fiscal year ended December 31, 2015, the non-U.S. equity market, as measured by the Russell Developed ex-U.S.
Large Cap Index (the “Index”), was down 2.6%.

After a relatively strong first half of the period, which saw the Index return 4.5%, the second half the period experienced a large sell-off during which the Index dropped by 6.7%.

The major market drivers for non-U.S. markets for most of the fiscal year were the economic weakness and market sell-off in
China and the uncertainty around the Federal Reserve (“Fed”) interest rate hike. In August 2015, the Chinese government and the People’s Bank of China attempted to stem equity market losses and shore up confidence in the economy by devaluing the Renminbi. This action could not contain the market turmoil, which in turn drove major emerging markets and currencies lower. Uncertainty around the Fed’s interest rate hike drove non-U.S. market volatility through much of the fiscal year, however, in December, the Fed determined to raise interest rates for the first time in almost a decade. This action was widely anticipated by non-U.S. markets and had little market impact upon announcement. In December, the
European Central Bank extended its bond repurchase program by six months to March 2017, continuing the purchases at a rate of €60 billion a month. After the announcement, European stocks fell sharply as markets were expecting an increase in bond purchases.

Japan was the stand out market over the period, while Europe ex-UK was almost flat for the year. Both Japan and Europe benefited from accommodative policies and cheaper valuations. Slightly better than expected earnings results in Europe, coupled with the European Central Bank’s willingness to continue with quantitative easing and the renewed bailout deal with Greece during the second part of the fiscal year, brought a degree of harmony in Europe. High levels of central bank liquidity leading to ultra-low returns on bonds pushed investors towards equities in Japan. Broadly, performance in commodity heavy economies like Canada and Australia lagged significantly due to a demand slowdown, particularly from
China.

Commodity driven sectors, particularly energy and materials, were the worst hit in the fiscal year ended December 31,
2015 as oil prices tumbled to the lowest levels since 2009 and a demand slowdown in emerging markets caused commodity prices to plunge significantly. Defensive sectors, led by consumer staples and healthcare, held up well as uncertainty about global economic growth prevailed throughout the fiscal year.

In terms of factor returns, growth significantly outperformed value and small/mid-capitalization stocks modestly outperformed large capitalization stocks during the fiscal year. Stocks with lower leverage and high momentum held up well amid the market volatility.

Market Summary 5

Russell Investment Funds

Market Summary as of December 31, 2015, continued — (Unaudited)

Emerging Markets
The Russell Emerging Markets Index, as measured in U.S. dollar terms (the “Index”) lost 12.8% over the fiscal year ended
December 31, 2015. In what was a difficult year for the emerging markets asset class, macroeconomic events continued to impact emerging market equities against a backdrop of interest rate uncertainty and geopolitical headwinds.

In the first quarter of 2015, emerging markets made a positive start to the year, with the Index returning 2.1%. The prospect of sustained loose central bank policy outside the U.S. was a tailwind to emerging markets. In addition, the U.S. Federal
Reserve’s increased flexibility regarding the timing of an interest rate rise helped sustain a lower rate outlook in the U.S.
which, in turn, helped to increase investor appetite for riskier emerging markets investments. In contrast, dollar strength negatively impacted several countries’ returns, with considerable disparity between them. Asia was the best-performing region. Chinese markets had another strong quarter, ending 5.6% higher as measured by the Index. India was up 5.3%
for the quarter despite slipping in March. Buoyed by the country’s improving prospects, including cheaper oil improving the country’s balance of payments, India’s central bank twice unexpectedly cut interest rates. Rate-cutting also helped
South Korea’s market outperform (5.0%), while Taiwan (4.0%), Thailand (2.1%) and Indonesia (1.3%) also ended in positive territory. Meanwhile, Russia went from being the Index’s worst-performer in the fourth quarter of 2014 to the best-
performing country. The market climbed 20.6%, predominantly driven by a rebound in the rouble, while less volatility in oil prices and a ceasefire agreement in Ukraine also aided market sentiment. In contrast, Greece slumped 21.5% over a volatile quarter. Debt repayment negotiations between the newly-elected Syriza government and “troika” of the European
Union, the European Central Bank and the International Monetary Fund wildly fluctuated. Brazil maintained its slide with a further 15.2% fall as the real continued to plummet. Within the Index, the health care sector recorded the highest gains.
The energy sector rebounded, while utilities ended behind its sector counterparts.

In the second quarter of 2015, the Index returned 1.7%. A weakening of the U.S. dollar and the sustained equity rally in China drove a significantly strong start. However, the Chinese equity surge sharply reversed towards the end of the quarter which weighed on the broader Index. Additionally, positive U.S. economic data and Federal Reserve statements strengthened the case for at least one U.S. interest rate rise later this year, which dampened investor appetite for riskier emerging markets investments. China (8.1%) remained one of the strongest performing regions over the quarter despite experiencing erratic movements in the latter part of the period. The increase was a contrast to the country’s disappointing economic data. Notably, urban investment, retail sales and industrial output data was weak while consumer price inflation moved further away from the central bank’s target. Russia (8.0%), Brazil (6.3%), Greece (6.0%) and Colombia (3.6%) were other notable countries that outperformed despite also experiencing sharp sell-offs during the quarter. The rouble, real and euro all appreciated against the U.S. dollar. Select Asian markets were the worst performers over the quarter, with
Indonesia being the worst performing country within the Index (-14.1%) despite gaining ground in June. In Indonesia, exports continued to disappoint while first-quarter gross domestic product (“GDP”) also missed estimates. Malaysia slipped
7.2% as exports contracted more steeply than expected. Thailand declined 3.4% as the country remained in deflation.
Meanwhile in India (-3.1%), the central bank cut its lending rate as expected to 7.25% in an effort to increase investment.
South Korea marginally underperformed the Index return (-0.3%) as trade numbers remained negative. Taiwan finished flat with the benchmark (0.1%). Within the Index, the energy and health care sectors outperformed. Technology was the only sector to decline over the quarter.

In the third quarter of 2015, the Index slumped 18.1% in the worst quarter for emerging markets equities in four years.
China’s growth slowdown caused significant volatility, while the strong U.S. dollar and instability in commodity markets weighed on investor sentiment. The market sell-off slowed in September, however, as emerging markets edged slightly higher following the U.S. Federal Reserve’s decision to keep interest rates steady. China (-23.9%) dragged down the Index return despite attempts by the government and central bank to stem the sliding bear market. The PBoC twice unexpectedly lowered its currency fix against the U.S. dollar, which caused nearly all emerging markets currencies to depreciate. Investors remained concerned about a “hard landing” for the economy. Industrial production, urban investments, house prices and retail sales figures confirmed that the domestic economy continued to slow. In addition, Brazil was the weakest-performing

6 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2015, continued — (Unaudited)

country over the quarter, slumping 33.6% with the real falling 21.5%, as a result of factors such as the commodity sell-off, a struggling economy and political corruption. Investors were increasingly concerned about Brazil’s economic ties to China.
Elsewhere in Latin America, oil exporter Colombia slipped 22.5% and metal exporter Peru declined 26.4%. Countries with large current account deficits sold-off over the quarter, including Turkey (-19.5%), South Africa (-18.3%) and, to a lesser extent, Indonesia (-24.8%). Mexico ended 10.9% lower. Russia (-13.2%) outperformed the broader Index return despite a
15.7% depreciation of the ruble over the period. In South Korea (-11.8%), second-quarter GDP slowed over the previous quarter. In Thailand (-15.9%), inflation continued to decline. In Taiwan (-16.5%), a growth slowdown and weak price pressures forced the central bank to unexpectedly cut interest rates to 1.75%. Malaysia decreased 17.5% as the ringgit depreciated 14.6% against the U.S. dollar. Eastern Europe was the best-performing region, including the Czech Republic
(-2.7%), Hungary (-3.6%) and Poland (-9.4%). All sectors declined in absolute terms. On a relative basis, financials and energy lagged behind, while safer haven sectors including consumer staples outperformed.

The fourth quarter of 2015 was positive for emerging markets with the Index up 2.6%. Nevertheless, it was quite volatile with the Index up 7.9% in October before giving back most of its gains in November and December. The sell-off in the third quarter, driven by China concerns, reversed course in October. China’s economy reported an expansion as services grew and
GDP came in slightly higher than expected. Emerging markets flows turned positive as well. U.S. interest rates appeared stable, which added stability to the asset class. However, fortunes reversed as the U.S. Federal Reserve hiked interest rates later in the quarter which contributed to a downturn in emerging markets as investors’ risk appetite decreased. In addition, the price of oil slumped. Brent crude ended the year at $37, down from $48. This had a negative impact on oil-exporting countries such as Russia, which experienced a sizeable sell-off. Brazil was also highly volatile during the quarter, as it seemed to be in recovery for much of the quarter only to experience a steep drop in December. Fitch downgraded Brazil’s credit rating to junk and finance minister Joaquim Levy resigned his office. Currency was also a headwind for emerging markets over the quarter, as the ruble and rand depreciated by more than 10% relative to the dollar.

U.S./Global Fixed Income Markets
The fiscal year ended December 31, 2015 was characterized by slowing global growth and commodity price weakness.
Overall, this was modestly positive for fixed income assets, as yields fell, particularly among sovereign bonds. On the other hand, credit sectors, primarily within the U.S., were challenged in this environment. Corporate bonds saw some of the largest drawdowns as sharply reduced commodity prices (oil in particular), weakening earnings growth and elevated new issuance weighed on returns. A key indicator of global fixed income performance, the Barclays Global Aggregate Index, returned 1.02% for the fiscal year, in U.S. dollar -hedged terms, as yields fell and spreads widened modestly during a fiscal year where growth fell somewhat short of expectations.

Regionally, Europe outperformed the U.S., bolstered by the launch, and subsequent increase, of a relatively aggressive quantitative easing program and generally lower exposure to commodity-related sectors, particularly energy. The Barclays
Pan-European Aggregate Index returned 1.04% during the period (in U.S. dollar -hedged terms), led by Swiss and northern
European sovereigns, reflecting more accommodative central bank policy, pervasive low inflation/deflation in the region and the economies’ “safe haven” status. The U.S., in comparison, returned 0.55% during the fiscal year, as measured by the Barclays Aggregate Index, as U.S. Treasury yields fell less sharply and U.S. corporate credit underperformed European corporate credit, largely due to greater exposure to falling commodity prices. Canadian and Asian sovereign bonds were the strongest performers over the year, as declining energy prices, a slowdown in Asia and a return to recession in Japan pushed yields lower.

In the U.S., economic data remained broadly positive, with solid nonfarm payroll gains and a steady decline in the unemployment rate to just above 5% even by fiscal year-end, a level near long-term lows. Gross domestic product growth slowed modestly from earlier in the recovery, but held in around the 1.50%-2.50% range, on average, during the fiscal year. Inflation and wage growth were positive, albeit somewhat weak, driven partially by sharply lower commodity prices
(including a 58% drop in oil prices during the first quarter of the fiscal year). Combined with global growth headwinds,

Market Summary 7

Russell Investment Funds

Market Summary as of December 31, 2015, continued — (Unaudited)

these were significant contributors to the U.S. Federal Reserve’s decisions, in successive meetings, not to raise interest rates, and pushing out of rate hike timing expectations drove yields lower during the period, bolstering U.S. Treasury returns. It took until December for the Fed to finally begin tightening, which was increasingly anticipated by the market through the fourth quarter and resulted in a partial upward reversal in yields and a flatter curve by fiscal year-end.

The story was quite different in Europe, where uncertainty over the future of Greece’s debt position and potential bailout captured headline risk and drove market volatility early in the fiscal year. This, combined with the European Central
Bank’s (“ECB”) launch of an unexpectedly aggressive quantitative easing program, saw yields among “core” European sovereign bonds fall markedly. Peripheral spreads also tightened later on as a Greek bailout agreement was eventually reached and as the ECB ramped-up their stimulus later in the year. Emerging markets experienced a meaningful, and relatively broad-based, slowdown in growth during the fiscal year, contributing to the sharp decline in commodity prices.
China and Brazil were most notable. A slowdown in China’s manufacturing and trade sectors rattled markets despite successive moves to ease monetary policy and credit conditions. Attempts by China to manage the transition to lower growth and a more open currency market exacerbated the market’s uncertainty surrounding future growth. In Brazil, growth continued to disappoint, as it has for the past few years, contracting by 2.60% in the second calendar quarter of 2015, alongside a quickly deteriorating fiscal position, accelerating inflation and political scandal surrounding Petrobras, the state-owned energy giant.

Strong new issuance volumes characterized most credit sectors, particularly in the U.S., over the fiscal year, in both corporate and securitized markets. Overall, corporate credit detracted modestly (the Barclays Global Aggregate Corporate
Index returned 0.05% below equivalent-duration Treasuries). Industrials underperformed significantly, particularly commodity-related industries, which have greater representation within the U.S. Performance among securitized assets (as measured by the Barclays Global Aggregate Securitized Index) was more mixed, with residential mortgages underperforming equivalent-duration U.S. Treasuries by 0.05% and commercial mortgages underperforming equivalent-
duration U.S. Treasuries by 0.28%. Asset-backed securities, in contrast, outperformed equivalent-duration U.S. Treasuries by 0.44%. High yield corporate credit was among the worst-performing segments of the market (the Barclays Global High
Yield Index returned 1.89% below equivalent-duration U.S. Treasuries), due in large part to the strong sell-off among U.S.
energy companies as the price of oil fell sharply and stayed low, significantly raising the likelihood of defaults across the sector. Rising illiquidity concerns also drove losses, exacerbated by the distress of a handful of particularly aggressive asset managers in the space.

Emerging market (EM) debt underperformed developed markets (the Barclays EM Hard Currency Aggregate Index, returned 0.18%) given the slowdown among EM countries and particular concern surrounding China and Brazil. However, following years spent worrying about the impact of Fed tightening on EM growth, the market took the December hike in stride, likely breathing a collective sigh of relief that it had not been under worse circumstances. Local currency EM bonds (those issued in the issuing country’s own currency), in contrast, saw much larger declines (the Barclays EM Local
Currency Government Index returned -10.38%) as currencies in particular were hit by both the slowdown in emerging market growth and the broader U.S. Dollar rally that occurred during the fiscal year.

8 Market Summary

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Russell Investment Funds
Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2015 (Unaudited)

Moderate Strategy Fund			Russell 1000® Index***
	Total			Total
	Return			Return
1 Year	(1.71)%		1 Year	0.92%
5 Years	4.12	%§	5 Years	12.44	%§
Inception*	3.94	%§	Inception*	6.15	%§

Barclays U.S. Aggregate Bond Index**
	Total
	Return
1 Year	0.55%
5 Years	3.25	%§
Inception*	4.47	%§

10 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

The Moderate Strategy Fund (the “Fund”) is a fund of funds that	(oil in particular), weakening earnings growth and elevated new
invests principally in other Russell Investment Funds (“RIF”)	issuance weighed on returns. The Fund’s exposure to the fixed
and Russell Investment Company (“RIC”) mutual funds (the	income asset class had a modestly negative effect on benchmark-
“Underlying Funds”). The Underlying Funds employ a multi-	relative performance due to the Fund’s allocation to the RIF Core
manager approach whereby portions of the Underlying Funds are	Bond Fund and the RIC Russell Global Opportunistic Credit
allocated to different money manager strategies. Underlying Fund	Fund, which both underperformed the Fund’s benchmark due to
assets not allocated to money managers are managed by Russell	their credit exposure. The Fund’s strategic exposure to U.S. large
Investment Management Company (“RIMCo”), the Fund’s and	cap equities was positive, as these asset classes outperformed
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	fixed income.
advisor, may change the allocation of the Underlying Funds’	It was a mixed equity market for the fiscal year ending December
assets among money managers at any time. An exemptive order	31, 2015. U.S. stocks (as measured by the Russell 3000® Index)
from the Securities and Exchange Commission (“SEC”) permits	returned 0.48% over the period, while non-U.S. equities returned
RIMCo to engage or terminate a money manager in an Underlying	-2.56% (as measured by the Russell Developed ex-U.S. Large Cap
Fund at any time, subject to approval by the Underlying Fund’s	Index) and emerging markets returned -12.80% (as measured by
Board, without a shareholder vote. Pursuant to the terms of the	the Russell Emerging Markets Index). The underperformance of
exemptive order, an Underlying Fund is required to notify its	non-U.S. equities versus fixed income was a key negative driver
shareholders within 90 days of when a money manager begins	to the Fund’s benchmark-relative performance, as fixed income
providing.	markets finished at 0.55% for the fiscal year as measured by the
What is the Fund’s investment objective?	Fund’s benchmark.
The Fund seeks to provide current income and moderate long	Within alternative strategies, commodities exposure had the
term capital appreciation.	largest negative impact on the Fund, as the asset class (as
measured by the Bloomberg Commodity Index Total Return) lost
How did the Fund perform relative to its benchmark for the	24.66% during the period, significantly underperforming fixed
fiscal year ended December 31, 2015?	income. Global REITs and listed infrastructure (as represented
For the fiscal year ended December 31, 2015, the Fund lost	by the FTSE EPRA/NAREIT Developed Real Estate Index
1.71%. This is compared to the Fund’s primary benchmark, the	(Net) and S&P Global Infrastructure Index (Net)) also negatively
Barclays U.S. Aggregate Bond Index, which gained 0.55% during	impacted the Fund, down 0.79% and 12.17% respectively and
the same period. The Fund’s performance includes operating	underperforming the Fund’s fixed income benchmark for the
expenses, whereas index returns are unmanaged and do not	fiscal year.
include expenses of any kind.
For the fiscal year ended December 31, 2015, the Morningstar®	How did the investment strategies and techniques employed
Insurance Conservative Allocation, a group of funds that	by the Fund and the Underlying Funds affect the Fund’s
Morningstar considers to have investment strategies similar	performance?
to those of the Fund, lost 1.11%. This result serves as a peer	The Fund is a fund of funds and its performance is based on
comparison and is expressed net of operating expenses.	RIMCo’s strategic asset
The Fund’s underperformance relative to the Barclays U.S.	allocations and the performance of the Underlying Funds in
Aggregate Bond Index was primarily due to the Fund’s out-of-	which the Fund invests.
benchmark allocation to Underlying Funds invested in non-U.S.	The Fund’s strategic allocation to fixed income Underlying
equities and commodities, which underperformed fixed income	Funds generally had a negative impact on its benchmark-relative
over the period.	performance. An allocation to the RIF Core Bond Fund detracted, as this Underlying Fund underperformed the Fund’s benchmark
How did the market conditions described in the Market	due to the negative performance of credit, particularly high
Summary report affect the Fund’s performance?	yield corporate credit, given the Underlying Fund’s strategic
The fiscal year ended December 31, 2015 was characterized by	overweight to credit risk. An allocation to the RIC Russell
slowing global growth and commodity price weakness. Overall,	Global Opportunistic Credit Fund also detracted. From an active
this was modestly positive for fixed income assets, as yields fell.	management perspective, this Underlying Fund underperformed
On the other hand, credit sectors, primarily within the U.S.,	its benchmark due to underperformance among both developed
were challenged in this environment. Corporate bonds saw some	market corporate high yield and emerging market bonds, the two
of the largest drawdowns as sharply reduced commodity prices	primary sectors in which the Underlying Fund invests.

Moderate Strategy Fund 11

Russell Investment Funds
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

The Fund’s global equity exposure also had a negative impact on	Funds and an underweight to alternative Underlying Funds.
its benchmark-relative performance, given the underperformance	Overall positioning was based on a cautious outlook for
of global equity compared to the Fund’s fixed income benchmark.	commodities and anticipated rise in interest rates, which could
From an active management perspective, the RIF Non-U.S.	negatively impact interest rate sensitive securities such as REITs.
Fund outperformed its benchmark due to underweights to	On March 3, 2015, RIMCo implemented a new target strategic
Asia Pacific ex-Japan and Canada as well as underweights to	asset allocation. The Fund’s target strategic asset allocation
materials and energy, which paid off as these regions and sectors	to various Underlying Funds was modified, and the strategic
underperformed. For the RIC Russell Emerging Markets Fund,	allocation to the RIC Russell Multi-Strategy Alternative Fund
unsuccessful stock selection in China and Brazil was the main	was removed.
driver of the Fund’s underperformance versus its benchmark.
In connection with this reallocation, RIMCo also shifted the
The Fund’s strategic allocation to U.S. large cap equity Underlying	Fund’s tactical allocations relative to the new target strategic
Funds positively impacted benchmark-relative performance,	asset allocation as follows:
while the strategic allocation to the U.S. small cap Underlying
Fund detracted. The RIF Multi-Style Equity Fund (U.S. large cap	- 1.00% underweight to the RIF Global Real Estate Securities
equity) benefited from positive stock selection within the energy	Fund and 1.00% underweight the RIC Russell U.S. Dynamic
sector, an underweight to utilities and an overweight to health	Equity Fund resulting in a 2.00% overweight to the RIC
care. The RIF Aggressive Equity Fund (U.S. small cap equity)	Russell Global Opportunistic Credit Fund. This tactical change
was negatively impacted by an overweight to smaller cap value	was intended to reduce exposure to asset classes sensitive to
stocks, as larger cap growth stocks significantly outperformed.	anticipated rising interest rates.
The Fund’s strategic allocation to alternative Underlying Funds
had a negative impact on benchmark-relative performance as	On July 1, 2015, RIMCo added a RIMCo-managed positioning
real assets underperformed the Fund’s benchmark. From an	strategy at a 2.00% weight. The addition of the positioning
active management standpoint, performance of these Underlying	strategy resulted in a 2.00% reduction in the Fund’s allocation to
Funds was mixed. The RIC Russell Global Infrastructure Fund	the RIF Multi-Style Equity Fund. The strategy had a U.S. large
and the RIF Global Real Estate Securities Fund outperformed	cap strategic exposure through the use of index futures contracts,
their respective benchmarks while the RIC Russell Commodity	and did not result in a change to the Fund’s overall U.S. equity
Strategies Fund modestly underperformed its benchmark. The	exposure.
RIC Russell Global Infrastructure Fund and the RIF Global Real	On September 3, 2015, RIMCo implemented a 0.50% underweight
Estate Securities Fund both benefited from strong stock selection	to the RIC Russell Commodity Strategies Fund due to limited
by underlying money managers. The RIC Russell Commodity	commodity price appreciation expectations over the medium
Strategies Fund underperformed its benchmark due to exposure	term. This resulted in a 0.50% overweight to the RIF Multi-Style
to the energy sector.	Equity Fund.
Describe any changes to the Fund’s structure or allocation	On October 13, 2015, RIMCo implemented a 3.00% underweight
to the Underlying Funds.	to the RIF Core Bond Fund and added an overweight to the RIC
RIMCo has the discretion to vary the Fund’s actual allocation from	Russell Global Opportunistic Credit Fund. This was intended
the target strategic asset allocation by up to +/- 5% at the equity,	to position the Fund for rising interest rates as well as take
fixed income or alternative category level based on RIMCo’s	advantage of discounted valuations in opportunistic sectors such
capital markets research. RIMCo’s asset allocation modifications	as high yield credit following the market sell-off in October.
had a modestly negative impact on the Fund’s performance	At the end of the fiscal year, the Fund was positioned for rising
relative to the Fund’s long-term strategic allocation.	interest rates, with underweights to the RIF Global Real Estate
Entering the fiscal year, relative to the target strategic asset	Securities Fund and RIC Russell Commodity Strategies Fund
allocation, the Fund had a broad overweight to equity Underlying	funding overweights to the RIC Russell Global Opportunistic
Credit Fund and the RIF Multi-Style Equity Fund.

12 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by
the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
affiliated organization. These views are subject to change
at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on
as investment advice and, because investment decisions
for a Russell Investment Funds (“RIF”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIF.

* Assumes initial investment on April 30, 2007.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

*** The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.

Moderate Strategy Fund 13

Russell Investment Funds
Moderate Strategy Fund

Shareholder Expense Example — December 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2015 to December 31, 2015.	July 1, 2015	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2015	$971.90	$1,024.65
The information in the table under the heading “Actual	Expenses Paid During Period*	$0.55	$0.56
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.11%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

14 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Schedule of Investments — December 31, 2015

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Russell Affiliated Mutual Funds - 98.0%
Alternative - 5.5%
RIC Russell Commodity Strategies Fund Class Y	315,471		1,628
RIC Russell Global Infrastructure Fund Class Y	309,751		3,240
RIF Global Real Estate Securities Fund	73,431		1,080
			5,948

Domestic Equities - 15.4%
RIC Russell U.S. Defensive Equity Fund Class Y	91,113		4,303
RIC Russell U.S. Dynamic Equity Fund Class Y	336,807		3,216
RIF Aggressive Equity Fund	330,914		4,279
RIF Multi-Style Equity Fund	290,565		4,835
			16,633

Fixed Income - 61.2%
RIC Russell Global Opportunistic Credit Fund Class Y	1,600,197		14,098
RIC Russell Investment Grade Bond Fund Class Y	807,871		17,353
RIF Core Bond Fund	3,375,936		34,671
			66,122

International Equities - 15.9%
RIC Russell Emerging Markets Fund Class Y	298,431		4,276
RIC Russell Global Equity Fund Class Y	643,827		6,458
RIF Non-U.S. Fund	572,058		6,441
			17,175

Total Investments in Russell Affiliated Mutual Funds
(cost $102,514)			105,878

Short-Term Investments - 1.6%
Russell U.S. Cash Management Fund	1,731,872	(8)	1,732
Total Short-Term Investments
(cost $1,732)			1,732

Total Investments 99.6%
(identified cost $104,246)			107,610

Other Assets and Liabilities, Net - 0.4%			435
Net Assets - 100.0%			108,045

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 15

Russell Investment Funds
Moderate Strategy Fund

Schedule of Investments, continued — December 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
CAC40 10 EURO Index Futures	5	EUR	232	01/16	4
EURO STOXX 50 Index Futures	5	EUR	164	03/16	5
IBEX 35 Index Futures	1	EUR	95	01/16	—
OMXS30 Index Futures	4	SEK	579	01/16	1
Russell 1000 Index Mini Futures	1	USD	113	03/16	2
S&P 500 E-Mini Index Futures	15	USD	1,527	03/16	8
S&P Mid 400 E-Mini Index Futures	1	USD	139	03/16	(1)
TOPIX Index Futures	1	JPY	15,475	03/16	(2)
Short Positions
FTSE 100 Index Futures	8	GBP	496	03/16	(25)
MSCI EAFE Mini Index Futures	7	USD	594	03/16	2
MSCI Emerging Markets Mini Index Futures	5	USD	197	03/16	(2)
Russell 1000 Index Mini Futures	1	USD	113	03/16	—
S&P 500 E-Mini Index Futures	5	USD	509	03/16	1
S&P Mid 400 E-Mini Index Futures	1	USD	139	03/16	1
S&P/TSX 60 Index Futures	2	CAD	304	03/16	(3)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(9)

Options Written
Amounts in thousands (except contract amounts)

Transactions in options written contracts for the period ended December 31, 2015 were as follows:
	Number of	Premiums
	Contracts	Received
Outstanding December 31, 2014	—	$—
Opened	16,240	29
Closed	(16,240)	(29)
Expired	—	—
Outstanding December 31, 2015	—	$—

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	1	AUD	2	01/12/16	—
Bank of America	USD	5	CAD	7	01/12/16	—
Bank of America	USD	2	HKD	19	01/12/16	—
Bank of America	USD	1	SGD	2	01/12/16	—
Bank of America	CHF	6	USD	6	01/12/16	—
Bank of America	EUR	41	USD	44	01/12/16	(1)
Bank of America	GBP	6	USD	9	01/12/16	—
Bank of America	JPY	3,511	USD	29	01/12/16	(1)
Bank of America	SEK	31	USD	4	01/12/16	—
State Street	USD	192	AUD	263	01/12/16	—
State Street	USD	187	AUD	260	03/16/16	2
State Street	USD	240	CAD	333	01/12/16	1
State Street	USD	88	CAD	120	03/16/16	(2)
State Street	USD	290	CHF	287	01/12/16	(4)
State Street	USD	1,073	EUR	981	01/12/16	(7)
State Street	USD	587	GBP	396	01/12/16	(3)
State Street	USD	80	HKD	621	01/12/16	—
State Street	USD	677	JPY	81,571	01/12/16	2
State Street	USD	756	JPY	92,740	03/16/16	17
State Street	USD	108	SEK	906	01/12/16	—

See accompanying notes which are an integral part of the financial statements.

16 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Schedule of Investments, continued — December 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
State Street	USD	36	SGD		51	01/12/16	—
State Street	AUD	265	USD		191	01/12/16	(2)
State Street	AUD	263	USD		191	02/05/16	—
State Street	CAD	340	USD		254	01/12/16	9
State Street	CAD	333	USD		240	02/05/16	(1)
State Street	CHF	281	USD		274	01/12/16	(7)
State Street	CHF	287	USD		290	02/05/16	4
State Street	EUR	940	USD		996	01/12/16	(26)
State Street	EUR	981	USD		1,074	02/05/16	7
State Street	EUR	460	USD		502	03/16/16	1
State Street	GBP	390	USD		586	01/12/16	11
State Street	GBP	396	USD		587	02/05/16	3
State Street	GBP	70	USD		105	03/16/16	2
State Street	HKD	640	USD		83	01/12/16	—
State Street	HKD	621	USD		80	02/05/16	—
State Street	JPY	78,060	USD		635	01/12/16	(14)
State Street	JPY	81,571	USD		677	02/05/16	(2)
State Street	SEK	875	USD		101	01/12/16	(3)
State Street	SEK	906	USD		108	02/05/16	—
State Street	SGD	53	USD		37	01/12/16	—
State Street	SGD	51	USD		36	02/05/16	—
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							(14)

Total Return Swap Contracts (*)
Amounts in thousands
		Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount		Date	$
Dow Jones U.S. Real Estate Total Return Index	Bank of America	USD	1,080	03/07/16	(19)
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $—(å)					(19)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fee was based on the
3 month LIBOR rate plus a fee of 0.120%.

Credit Default Swap Contracts

Amounts in thousands
Credit Indices
				Fund (Pays)/
				Receives	Termination	Fair Value
Reference Entity	Counterparty	Notional Amount		Fixed Rate	Date	$
CDX NA High Yield Index	Morgan Stanley	USD	1,600	5.000%	12/20/20	19
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $40 (å)						19

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Investments in Russell Affiliated Mutual Funds	$105,878	$—	$—	$105,878	98.0
Short-Term Investments	—	1,732	—	1,732	1.6
Total Investments	105,878	1,732	—	107,610	99.6
Other Assets and Liabilities, Net					0.4
					100.0

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 17

Russell Investment Funds
Moderate Strategy Fund

Schedule of Investments, continued — December 31, 2015

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Other Financial Instruments
Futures Contracts	(9)	—	—	(9)	(—)*
Foreign Currency Exchange Contracts	—	(14)	—	(14)	(—)*
Total Return Swap Contracts	—	(19)	—	(19)	(—)*
Credit Default Swap Contracts	—	19	—	19	—*
Total Other Financial Instruments**	$(9)	$(14)	$—	$(23)

*      Less than .05% of net assets.
**    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2015, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

18 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Fair Value of Derivative Instruments — December 31, 2015

Amounts in thousands

			Foreign
	Equity	Credit	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$—	$59
Variation margin on futures contracts*	24	—	—
Credit default swap contracts, at fair value	—	19	—
Total	$24	$19	$59

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$33	$—	$—
Unrealized depreciation on foreign currency exchange contracts	—	—	73
Total return swap contracts, at fair value	19	—	—
Total	$52	$—	$73

			Foreign
	Equity	Credit	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments**	$(29)	$—	$—
Futures contracts	60	—	—
Options written	8	—	—
Total return swap contracts	(80)	—	—
Credit default swap contracts	—	7	—
Foreign currency-related transactions***	—	—	101
Total	$(41)	$7	$101

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(9)	$—	$—
Total return swap contracts	(19)	—	—
Credit default swap contracts	—	(21)	—
Foreign currency-related transactions****	—	—	(14)
Total	$(28)	$(21)	$(14)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
*** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
**** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 19

Russell Investment Funds
Moderate Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$59	$ — $	59
Futures Contracts	Variation margin on futures contracts	21	—	21
Credit Default Swap Contracts	Credit default swap contracts, at fair value	19	—	19
Total Financial and Derivative Assets		99	—	99
Financial and Derivative Assets not subject to a netting agreement		(40)	—	(40)
Total Financial and Derivative Assets subject to a netting agreement		$59	$ — $	59
word

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
State Street	$59	$38	$ — $	21
Total	$59	$38	$ — $	21

See accompanying notes which are an integral part of the financial statements.

20 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
December 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$20	$ — $	20
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	73	—	73
Total Return Swap Contracts	Total return swap contracts, at fair value	19	—	19
Total Financial and Derivative Liabilities		112	—	112
Financial and Derivative Liabilities not subject to a netting agreement		(20)	—	(20)
Total Financial and Derivative Liabilities subject to a netting agreement		$92	$ — $	92

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$21	$—	$21	$—
State Street	71	38	—	33
Total	$92	$38	$21	$33

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 21

Russell Investment Funds
Moderate Strategy Fund

Statement of Assets and Liabilities — December 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$104,246
Investments, at fair value(>)	107,610
Cash (restricted)(a)(b)	500
Unrealized appreciation on foreign currency exchange contracts	59
Receivables:
Dividends and interest	3
Investments sold	54
Fund shares sold	12
Variation margin on futures contracts	21
Credit default swap contracts, at fair value(+)	19
Total assets	108,278

Liabilities
Payables:
Due to broker (c)	20
Fund shares redeemed	65
Accrued fees to affiliates	5
Other accrued expenses	31
Variation margin on futures contracts	20
Unrealized depreciation on foreign currency exchange contracts	73
Total return swap contracts, at fair value(8)	19
Total liabilities	233

Net Assets	$108,045

See accompanying notes which are an integral part of the financial statements.

22 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Statement of Assets and Liabilities, continued — December 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$250
Accumulated net realized gain (loss)	(1,519)
Unrealized appreciation (depreciation) on:
Investments	3,364
Futures contracts	(9)
Total return swap contracts	(19)
Credit default swap contracts	(21)
Foreign currency-related transactions	(14)
Shares of beneficial interest	110
Additional paid-in capital	105,903
Net Assets	$108,045

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$9.78
Net assets	$108,044,586
Shares outstanding ($.01 par value)	11,049,781
Amounts in thousands
(+) Credit default swap contracts - premiums paid (received)	$40
(>) Investments in affiliated Russell Funds	$107,610
(8) Total return swap contracts – premiums paid (received)	$—

(a) Cash Collateral for Futures	$400
(b) Cash Collateral for Swaps	$100
(c) Due to Broker for Swaps	$20
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 23

Russell Investment Funds
Moderate Strategy Fund

Statement of Operations — For the Period Ended December 31, 2015

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$2,991

Expenses
Advisory fees	224
Administrative fees	48
Custodian fees	21
Transfer agent fees	5
Professional fees	36
Trustees’ fees	3
Printing fees	20
Miscellaneous	6
Expenses before reductions	363
Expense reductions	(243)
Net expenses	120
Net investment income (loss)	2,871

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	476
Futures contracts	60
Options written	8
Total return swap contracts	(80)
Credit default swap contracts	7
Foreign currency-related transactions	101
Capital gain distributions from Underlying Funds	1,961
Net realized gain (loss)	2,533
Net change in unrealized appreciation (depreciation) on:
Investments	(7,160)
Futures contracts	(9)
Total return swap contracts	(19)
Credit default swap contracts	(21)
Foreign currency-related transactions	(14)
Net change in unrealized appreciation (depreciation)	(7,223)
Net realized and unrealized gain (loss)	(4,690)
Net Increase (Decrease) in Net Assets from Operations	$(1,819)

See accompanying notes which are an integral part of the financial statements.

24 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,871	$3,196
Net realized gain (loss)	2,533	2,739
Net change in unrealized appreciation (depreciation)	(7,223)	(706)
Net increase (decrease) in net assets from operations	(1,819)	5,229

Distributions
From net investment income	(2,802)	(3,195)
From net realized gain	(2,669)	(1,659)
Net decrease in net assets from distributions	(5,471)	(4,854)

Share Transactions*
Net increase (decrease) in net assets from share transactions	417	11,450
Total Net Increase (Decrease) in Net Assets	(6,873)	11,825

Net Assets
Beginning of period	114,918	103,093
End of period	$108,045	$114,918
Undistributed (overdistributed) net investment income included in net assets	$250	$73

* Share transaction amounts (in thousands) for the periods ended December 31, 2015 and December 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	836	$8,599	1,660	$17,496
Proceeds from reinvestment of distributions	538	5,470	463	4,854
Payments for shares redeemed	(1,321)	(13,652)	(1,032)	(10,900)
Total increase (decrease)	53	$417	1,091	$11,450

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 25

Russell Investment Funds
Moderate Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2015	10.45	.26	(.43)	(.17)	(.25)	(.25)
December 31, 2014	10.41	.31	.19	.50	(.30)	(.16)
December 31, 2013	10.10	.18	.50	.68	(.18)	(.19)
December 31, 2012	9.41	.30	.73	1.03	(.29)	(.05)
December 31, 2011	9.64	.27	(.26)	.01	(.24)	—

See accompanying notes which are an integral part of the financial statements.

26 Moderate Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(e)	(000)	Gross(c)	Net(c)(d)	Net Assets(b)(d)	Turnover Rate
(.50)	9.78	(1.71)	108,045.32		.11	2.57	29
(.46)	10.45	4.85	114,918.35		.10	2.89	18
(.37)	10.41	6.79	103,093.35		.10	1.69	18
(.34)	10.10	11.07	94,221.36		.10	3.01	20
(.24)	9.41	.12	75,056.38		.10	2.80	10

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 27

Russell Investment Funds
Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2015 (Unaudited)

Balanced Strategy Fund			Russell 1000® Index***
	Total			Total
	Return			Return
1 Year	(2.30)%		1 Year	0.92%
5 Years	4.84	%§	5 Years	12.44	%§
Inception*	3.56	%§	Inception*	6.15	%§

Barclays U.S. Aggregate Bond Index**			Russell Developed ex-U.S. Large Cap® Index Net****
	Total			Total
	Return			Return
1 Year	0.55%		1 Year	(2.56)%
5 Years	3.25	%§	5 Years	3.09	%§
Inception*	4.47	%§	Inception*	0.03	%§

28 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

The Balanced Strategy Fund (the “Fund”) is a fund of funds that	(oil in particular), weakening earnings growth and elevated new
invests principally in other Russell Investment Funds (“RIF”)	issuance weighed on returns. The Fund’s exposure to the fixed
and Russell Investment Company (“RIC”) mutual funds (the	income asset class had a modestly negative effect on benchmark-
“Underlying Funds”). The Underlying Funds employ a multi-	relative performance due to the Fund’s allocation to the RIF Core
manager approach whereby portions of the Underlying Funds are	Bond Fund and the RIC Russell Global Opportunistic Credit
allocated to different money manager strategies. Underlying Fund	Fund, which both underperformed the Fund’s benchmark due to
assets not allocated to money managers are managed by Russell	their credit exposure. The Fund’s strategic exposure to U.S. large
Investment Management Company (“RIMCo”), the Fund’s and	cap equities was positive, as these asset classes outperformed
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	fixed income.
advisor, may change the allocation of the Underlying Funds’	It was a mixed equity market for the fiscal year ending December
assets among money managers at any time. An exemptive order	31, 2015. U.S. stocks (as measured by the Russell 3000® Index)
from the Securities and Exchange Commission (“SEC”) permits	returned 0.48% over the period, while non-U.S. equities returned
RIMCo to engage or terminate a money manager in an Underlying	-2.56% (as measured by the Russell Developed ex-U.S. Large Cap
Fund at any time, subject to approval by the Underlying Fund’s	Index) and emerging markets returned -12.80% (as measured by
Board, without a shareholder vote. Pursuant to the terms of the	the Russell Emerging Markets Index). The underperformance of
exemptive order, an Underlying Fund is required to notify its	non-U.S. equities versus fixed income was a key negative driver
shareholders within 90 days of when a money manager begins	to the Fund’s benchmark-relative performance, as fixed income
providing services.	markets finished at 0.55% for the fiscal year as measured by the
What is the Fund’s investment objective?	Fund’s benchmark.
The Fund seeks to provide above average long term capital	Within alternative strategies, commodities exposure had the
appreciation and a moderate level of current income.	largest negative impact on the Fund, as the asset class (as
measured by the Bloomberg Commodity Index Total Return) lost
How did the Fund perform relative to its benchmark for the	24.66% during the period, significantly underperforming fixed
fiscal year ended December 31, 2015?	income. Global REITs and listed infrastructure (as represented
For the fiscal year ended December 31, 2015, the Fund lost	by the FTSE EPRA/NAREIT Developed Real Estate Index
2.30%. This is compared to the Fund’s primary benchmark, the	(Net) and S&P Global Infrastructure Index (Net)) also negatively
Barclays U.S. Aggregate Bond Index, which gained 0.55% during	impacted the Fund, down 0.79% and 12.17% respectively and
the same period. The Fund’s performance includes operating	underperforming the Fund’s fixed income benchmark for the
expenses, whereas index returns are unmanaged and do not	fiscal year.
include expenses of any kind.
For the fiscal year ended December 31, 2015, the Morningstar	How did the investment strategies and techniques employed
Insurance Moderate Allocation, a group of funds that Morningstar	by the Fund and the Underlying Funds affect the Fund’s
considers to have investment strategies similar to those of the	performance?
Fund, lost 0.89%. This result serves as a peer comparison and is	The Fund is a fund of funds and its performance is based on
expressed net of operating expenses.	RIMCo’s strategic asset allocations and the performance of the
Underlying Funds in which the Fund invests.
The Fund’s underperformance relative to the Barclays U.S.
Aggregate Bond Index was primarily due to the Fund’s out-of-	The Fund’s strategic allocation to fixed income Underlying
benchmark allocation to Underlying Funds invested in non-U.S.	Funds generally had a negative impact on its benchmark-relative
equities and commodities, which underperformed fixed income	performance. An allocation to the RIF Core Bond Fund detracted,
over the period.	as this Underlying Fund underperformed the Fund’s benchmark
due to the negative performance of credit, particularly high
How did the market conditions described in the Market	yield corporate credit, given the Underlying Fund’s strategic
Summary report affect the Fund’s performance?	overweight to credit risk. An allocation to the RIC Russell
The fiscal year ended December 31, 2015 was characterized by	Global Opportunistic Credit Fund also detracted. From an active
slowing global growth and commodity price weakness. Overall,	management perspective, this Underlying Fund underperformed
this was modestly positive for fixed income assets, as yields fell.	its benchmark due to underperformance among both developed
On the other hand, credit sectors, primarily within the U.S.,	market corporate high yield and emerging market bonds, the two
were challenged in this environment. Corporate bonds saw some	primary sectors in which the Underlying Fund invests.
of the largest drawdowns as sharply reduced commodity prices

Balanced Strategy Fund 29

Russell Investment Funds
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

The Fund’s global equity exposure also had a negative impact on	commodities and anticipated rise in interest rates, which could
its benchmark-relative performance, given the underperformance	negatively impact interest rate sensitive securities such as REITs.
of global equity compared to the Fund’s fixed income benchmark.	On March 3, 2015, RIMCo implemented a new target strategic
From an active management perspective, the RIF Non-U.S.	asset allocation. The Fund’s target strategic asset allocation
Fund outperformed its benchmark due to underweights to	to various Underlying Funds was modified, and the strategic
Asia Pacific ex-Japan and Canada as well as underweights to	allocation to the RIC Russell Multi-Strategy Alternative Fund
materials and energy, which paid off as these regions and sectors	was removed.
underperformed. For the RIC Russell Emerging Markets Fund,
unsuccessful stock selection in China and Brazil was the main	In connection with this reallocation, RIMCo also shifted the
driver of the Fund’s underperformance versus its benchmark.	Fund’s tactical allocations relative to the new target strategic asset allocation as follows:
The Fund’s strategic allocation to U.S. large cap equity Underlying
Funds positively impacted benchmark-relative performance,	- 2.00% underweight to the RIF Global Real Estate Securities
while the strategic allocation to the U.S. small cap Underlying	Fund resulting in a 2.00% overweight to the RIC Russell Global
Fund detracted. The RIF Multi-Style Equity Fund (U.S. large cap	Opportunistic Credit Fund. This tactical change was intended to
equity) benefited from positive stock selection within the energy	reduce exposure to asset classes sensitive to anticipated rising
sector, an underweight to utilities and an overweight to health	interest rates.
care. The RIF Aggressive Equity Fund (U.S. small cap equity)	On July 1, 2015, RIMCo added a RIMCo-managed positioning
was negatively impacted by an overweight to smaller cap value	strategy at a 2.00% weight. The addition of the positioning
stocks, as larger cap growth stocks significantly outperformed.	strategy resulted in a 2.00% reduction in the Fund’s allocation to
The Fund’s strategic allocation to alternative Underlying Funds	the RIF Multi-Style Equity Fund. The strategy had a U.S. large
had a negative impact on benchmark-relative performance as	cap strategic exposure through the use of index futures contracts,
real assets underperformed the Fund’s benchmark. From an	and did not result in a change to the Fund’s overall U.S. equity
active management standpoint, performance of these Underlying	exposure.
Funds was mixed. The RIC Russell Global Infrastructure Fund	On September 3, 2015, RIMCo implemented a 0.75% underweight
and the RIF Global Real Estate Securities Fund outperformed	to the RIC Russell Commodity Strategies Fund due to limited
their respective benchmarks while the RIC Russell Commodity	commodity price appreciation expectations over the medium
Strategies Fund modestly underperformed its benchmark. The	term. This resulted in a 0.75% overweight to the RIF Multi-Style
RIC Russell Global Infrastructure Fund and the RIF Global Real	Equity Fund.
Estate Securities Fund both benefited from strong stock selection	At the end of the fiscal year, the Fund was positioned for rising
by underlying money managers. The RIC Russell Commodity	interest rates, with underweights to the RIF Global Real Estate
Strategies Fund underperformed its benchmark due to exposure	Securities Fund and the RIC Russell Commodity Strategies Fund
to the energy sector.	funding an overweight to the RIC Russell Global Opportunistic
Describe any changes to the Fund’s structure or allocation	Credit Fund.
to the Underlying Funds.	The views expressed in this report reflect those of the portfolio
RIMCo has the discretion to vary the Fund’s actual allocation from	managers only through the end of the period covered by
the target strategic asset allocation by up to +/- 5% at the equity,	the report. These views do not necessarily represent the
fixed income or alternative category level based on RIMCo’s	views of RIMCo, or any other person in RIMCo or any other
capital markets research. RIMCo’s asset allocation modifications	affiliated organization. These views are subject to change
had a modestly negative impact on the Fund’s performance	at any time based upon market conditions or other events,
relative to the Fund’s long-term strategic allocation.	and RIMCo disclaims any responsibility to update the views
Entering the fiscal year, relative to the target strategic asset	contained herein. These views should not be relied on
allocation, the Fund had a broad overweight to equity Underlying	as investment advice and, because investment decisions
Funds, an underweight to alternative Underlying Funds, and	for a Russell Investment Funds (“RIF”) Fund are based on
an overweight to the RIC Russell Global Opportunistic Credit	numerous factors, should not be relied on as an indication
Fund. Overall positioning was based on a cautious outlook for	of investment decisions of any RIF Fund.

30 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

* Assumes initial investment on April 30, 2007.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

*** The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

*** The Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.

Balanced Strategy Fund 31

Russell Investment Funds
Balanced Strategy Fund

Shareholder Expense Example — December 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2015 to December 31, 2015.	July 1, 2015	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2015	$957.80	$1,024.65
The information in the table under the heading “Actual	Expenses Paid During Period*	$0.54	$0.56
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.11%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

32 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Schedule of Investments — December 31, 2015

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Russell Affiliated Mutual Funds - 97.8%
Alternative - 7.2%
RIC Russell Commodity Strategies Fund Class Y	1,263,771		6,521
RIC Russell Global Infrastructure Fund Class Y	1,101,896		11,526
RIF Global Real Estate Securities Fund	195,469		2,875
			20,922

Domestic Equities - 27.6%
RIC Russell U.S. Defensive Equity Fund Class Y	425,566		20,100
RIC Russell U.S. Dynamic Equity Fund Class Y	2,104,106		20,094
RIF Aggressive Equity Fund	1,330,077		17,198
RIF Multi-Style Equity Fund	1,338,154		22,267
			79,659

Fixed Income - 37.1%
RIC Russell Global Opportunistic Credit Fund Class Y	2,958,104		26,061
RIF Core Bond Fund	7,899,747		81,130
			107,191

International Equities - 25.9%
RIC Russell Emerging Markets Fund Class Y	1,199,829		17,194
RIC Russell Global Equity Fund Class Y	2,866,820		28,754
RIF Non-U.S. Fund	2,550,241		28,716
			74,664

Total Investments in Russell Affiliated Mutual Funds
(cost $264,160)			282,436

Short-Term Investments - 1.4%
Russell U.S. Cash Management Fund	4,030,041	(8)	4,030
Total Short-Term Investments
(cost $4,030)			4,030

Total Investments 99.2%
(identified cost $268,190)			286,466

Other Assets and Liabilities, Net - 0.8%			2,209
Net Assets - 100.0%			288,675

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 33

Russell Investment Funds
Balanced Strategy Fund

Schedule of Investments, continued — December 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Amsterdam Index Futures	5	EUR	442	01/16	13
CAC40 10 EURO Index Futures	27	EUR	1,252	01/16	20
DAX Index Futures	5	EUR	1,346	03/16	57
EURO STOXX 50 Index Futures	24	EUR	788	03/16	24
FTSE/MIB Index Futures	3	EUR	322	03/16	4
IBEX 35 Index Futures	5	EUR	476	01/16	(3)
OMXS30 Index Futures	19	SEK	2,751	01/16	6
Russell 1000 Index Mini Futures	3	USD	339	03/16	5
S&P 500 E-Mini Index Futures	39	USD	3,969	03/16	18
S&P Mid 400 E-Mini Index Futures	3	USD	418	03/16	(3)
TOPIX Index Futures	2	JPY	30,950	03/16	(4)
Short Positions
FTSE 100 Index Futures	38	GBP	2,355	03/16	(144)
MSCI EAFE Mini Index Futures	37	USD	3,142	03/16	9
MSCI Emerging Markets Mini Index Futures	24	USD	945	03/16	(12)
Russell 1000 Index Mini Futures	1	USD	113	03/16	—
S&P 500 E-Mini Index Futures	20	USD	2,035	03/16	5
S&P Mid 400 E-Mini Index Futures	2	USD	279	03/16	2
S&P/TSX 60 Index Futures	12	CAD	1,826	03/16	(21)
SPI 200 Index Futures	9	AUD	1,183	03/16	(60)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(84)

Options Written
Amounts in thousands (except contract amounts)

Transactions in options written contracts for the period ended December 31, 2015 were as follows:
	Number of	Premiums
	Contracts	Received
Outstanding December 31, 2014	—	$—
Opened	85,618	154
Closed	(85,618)	(154)
Expired	—	—
Outstanding December 31, 2015	—	$—

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	9	AUD	12	01/12/16	—
Bank of America	USD	29	CAD	39	01/12/16	(1)
Bank of America	USD	13	HKD	99	01/12/16	—
Bank of America	USD	9	SGD	12	01/12/16	—
Bank of America	CHF	25	USD	24	01/12/16	(1)
Bank of America	EUR	179	USD	190	01/12/16	(4)
Bank of America	GBP	25	USD	38	01/12/16	1
Bank of America	JPY	15,404	USD	126	01/12/16	(3)
Bank of America	SEK	132	USD	15	01/12/16	—
BNP Paribas	AUD	628	USD	452	01/12/16	(6)
BNP Paribas	CAD	808	USD	604	01/12/16	20
BNP Paribas	CHF	667	USD	649	01/12/16	(17)

See accompanying notes which are an integral part of the financial statements.

34 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Schedule of Investments, continued — December 31, 2015

Foreign Currency Exchange Contracts
Amounts in  thousands

						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
BNP Paribas	EUR	2,231	USD	2,363	01/12/16	(61)
BNP Paribas	GBP	925	USD	1,387	01/12/16	25
BNP Paribas	HKD	1,518	USD	196	01/12/16	—
BNP Paribas	JPY	185,278	USD	1,507	01/12/16	(34)
BNP Paribas	SEK	2,077	USD	239	01/12/16	(7)
BNP Paribas	SGD	127	USD	89	01/12/16	—
Commonwealth Bank of Australia	AUD	628	USD	452	01/12/16	(6)
Commonwealth Bank of Australia	CAD	808	USD	604	01/12/16	20
Commonwealth Bank of Australia	CHF	667	USD	649	01/12/16	(18)
Commonwealth Bank of Australia	EUR	2,231	USD	2,362	01/12/16	(63)
Commonwealth Bank of Australia	GBP	925	USD	1,387	01/12/16	24
Commonwealth Bank of Australia	HKD	1,518	USD	196	01/12/16	—
Commonwealth Bank of Australia	JPY	185,278	USD	1,507	01/12/16	(35)
Commonwealth Bank of Australia	SEK	2,077	USD	239	01/12/16	(7)
Commonwealth Bank of Australia	SGD	127	USD	89	01/12/16	—
State Street	USD	453	AUD	622	01/12/16	—
State Street	USD	172	AUD	240	03/16/16	2
State Street	USD	568	CAD	789	01/12/16	2
State Street	USD	687	CHF	680	01/12/16	(9)
State Street	USD	2,538	EUR	2,320	01/12/16	(16)
State Street	USD	1,388	GBP	937	01/12/16	(7)
State Street	USD	189	HKD	1,469	01/12/16	—
State Street	USD	1,601	JPY	192,980	01/12/16	5
State Street	USD	3,466	JPY	425,000	03/16/16	78
State Street	USD	255	SEK	2,143	01/12/16	(1)
State Street	USD	85	SGD	121	01/12/16	—
State Street	AUD	622	USD	453	02/05/16	—
State Street	CAD	789	USD	568	02/05/16	(2)
State Street	CAD	90	USD	66	03/16/16	1
State Street	CHF	680	USD	688	02/05/16	8
State Street	EUR	2,320	USD	2,539	02/05/16	16
State Street	EUR	3,290	USD	3,591	03/16/16	9
State Street	GBP	937	USD	1,388	02/05/16	7
State Street	GBP	430	USD	645	03/16/16	11
State Street	HKD	1,469	USD	190	02/05/16	—
State Street	JPY	192,980	USD	1,602	02/05/16	(5)
State Street	SEK	2,143	USD	255	02/05/16	1
State Street	SGD	121	USD	85	02/05/16	—
UBS	USD	453	AUD	622	01/12/16	—
UBS	USD	568	CAD	789	01/12/16	2
UBS	USD	687	CHF	680	01/12/16	(9)
UBS	USD	2,538	EUR	2,320	01/12/16	(16)
UBS	USD	1,388	GBP	937	01/12/16	(7)
UBS	USD	189	HKD	1,469	01/12/16	—
UBS	USD	1,601	JPY	192,980	01/12/16	5
UBS	USD	255	SEK	2,143	01/12/16	(1)
UBS	USD	85	SGD	121	01/12/16	—
UBS	AUD	622	USD	453	02/05/16	—
UBS	CAD	789	USD	568	02/05/16	(2)
UBS	CHF	680	USD	688	02/05/16	9
UBS	EUR	2,320	USD	2,539	02/05/16	16
UBS	GBP	937	USD	1,389	02/05/16	7
UBS	HKD	1,469	USD	190	02/05/16	—
UBS	JPY	192,980	USD	1,602	02/05/16	(5)
UBS	SEK	2,143	USD	255	02/05/16	1
UBS	SGD	121	USD	85	02/05/16	—
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(73)

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 35

Russell Investment Funds
Balanced Strategy Fund

Schedule of Investments, continued — December 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands
		Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount		Date	$
Dow Jones U.S. Real Estate Total Return Index	Bank of America	USD	3,132	03/07/16	(56)
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)					(56)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fee was based on the
3 month LIBOR rate plus a fee of 0.120%.

Credit Default Swap Contracts

Amounts in thousands
Credit Indices
				Fund (Pays)/
				Receives	Termination	Fair Value
Reference Entity	Counterparty	Notional Amount		Fixed Rate	Date	$
CDX NA High Yield Index	Morgan Stanley	USD	5,200	5.000%	12/20/20	62
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $131(å)						62

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Investments in Russell Affiliated Mutual Funds	$282,436	$—	$—	$282,436	97.8
Short-Term Investments	—	4,030	—	4,030	1.4
Total Investments	282,436	4,030	—	286,466	99.2
Other Assets and Liabilities, Net					0.8
					100.0
Other Financial Instruments
Futures Contracts	(84)	—	—	(84)	(—)*
Foreign Currency Exchange Contracts	—	(73)	—	(73)	(—)*
Total Return Swap Contracts	—	(56)	—	(56)	(—)*
Credit Default Swap Contracts	—	62	—	62	—*
Total Other Financial Instruments**	$(84)	$(67)	$—	$(151)

*      Less than .05% of net assets.
**    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2015, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

36 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Fair Value of Derivative Instruments — December 31, 2015

Amounts in thousands

			Foreign
	Equity	Credit	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$—	$270
Variation margin on futures contracts*	163	—	—
Credit default swap contracts, at fair value	—	62	—
Total	$163	$62	$270

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$247	$—	$—
Unrealized depreciation on foreign currency exchange contracts	—	—	343
Total return swap contracts	56	—	—
Total	$303	$—	$343
			Foreign
	Equity	Credit	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments*	$(154)	$—	$—
Futures contracts	188	—	—
Options written	43	—	—
Total return swap contracts	(229)	—	—
Credit default swap contracts	—	22	—
Foreign currency-related transactions**	—	—	523
Total	$(152)	$22	$523

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(84)	$—	$—
Total return swap contracts	(56)	—	—
Credit default swap contracts	—	(69)	—
Foreign currency-related transactions***	—	—	(73)
Total	$(140)	$(69)	$(73)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
*** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
**** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 37

Russell Investment Funds
Balanced Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$270	$ — $	270
Futures Contracts	Variation margin on futures contracts	102	—	102
Credit Default Swap Contracts	Credit default swap contracts, at fair value	62	—	62
Total Financial and Derivative Assets		434	—	434
Financial and Derivative Assets not subject to a netting agreement		(164)	—	(164)
Total Financial and Derivative Assets subject to a netting agreement		$270	$ — $	270

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$1	$1	$ —	$—
BNP Paribas	45	45	—	—
Commonwealth Bank of Australia	44	44	—	—
State Street	140	40	—	100
UBS	40	40	—	—
Total	$270	$170	$ —	$100

See accompanying notes which are an integral part of the financial statements.

38 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
December 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$67	$ — $	67
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	343	—	343
Total Return Swap Contracts	Total return swap contracts, at fair value	56	—	56
Total Financial and Derivative Liabilities		466	—	466
Financial and Derivative Liabilities not subject to a netting agreement		(67)	—	(67)
Total Financial and Derivative Liabilities subject to a netting agreement		$399	$ — $	399

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$65	$1	$64	$—
BNP Paribas	127	45	—	82
Commonwealth Bank of Australia	127	44	—	83
State Street	40	40	—	—
UBS	40	40	—	—
Total	$399	$170	$64	$165

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 39

Russell Investment Funds
Balanced Strategy Fund

Statement of Assets and Liabilities — December 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$268,190
Investments, at fair value(>)	286,466
Cash (restricted)(a)(b)	2,365
Unrealized appreciation on foreign currency exchange contracts	270
Receivables:
Dividends and interest	9
Dividends from affiliated Russell funds	1
Fund shares sold	296
Variation margin on futures contracts	102
Credit default swap contracts, at fair value(+)	62
Total assets	289,571

Liabilities
Payables:
Due to broker (c)	66
Investments purchased	296
Accrued fees to affiliates	19
Other accrued expenses	49
Variation margin on futures contracts	67
Unrealized depreciation on foreign currency exchange contracts	343
Total return swap contracts, at fair value(8)	56
Total liabilities	896

Net Assets	$288,675

See accompanying notes which are an integral part of the financial statements.

40 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Statement of Assets and Liabilities, continued — December 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$710
Accumulated net realized gain (loss)	(8,012)
Unrealized appreciation (depreciation) on:
Investments	18,276
Futures contracts	(84)
Total return swap contracts	(56)
Credit default swap contracts	(69)
Foreign currency-related transactions	(73)
Shares of beneficial interest	308
Additional paid-in capital	277,675
Net Assets	$288,675

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$9.38
Net assets	$288,675,245
Shares outstanding ($.01 par value)	30,781,166
Amounts in thousands
(+) Credit default swap contracts - premiums paid (received)	$131
(>) Investments in affiliated Russell funds	$286,466
(8) Total return swap contracts - premiums paid (received)	$—

(a) Cash Collateral for Futures	$1,700
(b) Cash Collateral for Swaps	$665
(c) Due to Broker for Swaps	$66
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 41

Russell Investment Funds
Balanced Strategy Fund

Statement of Operations — For the Period Ended December 31, 2015

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$6,998

Expenses
Advisory fees	616
Administrative fees	131
Custodian fees	22
Transfer agent fees	14
Professional fees	44
Trustees’ fees	8
Printing fees	44
Miscellaneous	10
Expenses before reductions	889
Expense reductions	(560)
Net expenses	329
Net investment income (loss)	6,669

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	511
Futures contracts	188
Options written	43
Total return swap contracts	(229)
Credit default swap contracts	22
Foreign currency-related transactions	523
Capital gain distributions from Underlying Funds	8,607
Net realized gain (loss)	9,665
Net change in unrealized appreciation (depreciation) on:
Investments	(22,901)
Futures contracts	(84)
Total return swap contracts	(56)
Credit default swap contracts	(69)
Foreign currency-related transactions	(73)
Net change in unrealized appreciation (depreciation)	(23,183)
Net realized and unrealized gain (loss)	(13,518)
Net Increase (Decrease) in Net Assets from Operations	$(6,849)

See accompanying notes which are an integral part of the financial statements.

42 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,669	$9,075
Net realized gain (loss)	9,665	10,526
Net change in unrealized appreciation (depreciation)	(23,183)	(5,508)
Net increase (decrease) in net assets from operations	(6,849)	14,093

Distributions
From net investment income	(6,507)	(9,123)
From net realized gain	(17,348)	(6,011)
Net decrease in net assets from distributions	(23,855)	(15,134)

Share Transactions*
Net increase (decrease) in net assets from share transactions	5,252	11,065
Total Net Increase (Decrease) in Net Assets	(25,452)	10,024

Net Assets
Beginning of period	314,127	304,103
End of period	$288,675	$314,127
Undistributed (overdistributed) net investment income included in net assets	$710	$—

* Share transaction amounts (in thousands) for the periods ended December 31, 2015 and December 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	1,258	$12,856	2,021	$21,298
Proceeds from reinvestment of distributions	2,420	23,854	1,448	15,134
Payments for shares redeemed	(3,096)	(31,458)	(2,406)	(25,367)
Total increase (decrease)	582	$5,252	1,063	$11,065

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 43

Russell Investment Funds
Balanced Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2015	10.40	.22	(.44)	(.22)	(.22)	(.58)
December 31, 2014	10.44	.31	.17	.48	(.31)	(.21)
December 31, 2013	9.55	.21	.96	1.17	(.21)	(.07)
December 31, 2012	8.66	.23	.89	1.12	(.23)	—
December 31, 2011	9.07	.21	(.42)	(.21)	(.20)	—

See accompanying notes which are an integral part of the financial statements.

44 Balanced Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(e)	(000)	Gross(c)	Net(c)(d)	Net Assets(b)(d)	Turnover Rate
(.80)	9.38	(2.30)	288,675.29		.11	2.16	23
(.52)	10.40	4.61	314,127.31		.10	2.91	22
(.28)	10.44	12.43	304,103.31		.10	2.09	11
(.23)	9.55	12.95	253,080.32		.10	2.49	21
(.20)	8.66	(2.40)	201,069.31		.10	2.36	8

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 45

Russell Investment Funds
Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2015 (Unaudited)

Growth Strategy Fund			Barclays U.S. Aggregate Bond Index***
	Total			Total
	Return			Return
1 Year	(3.31)%		1 Year	0.55%
5 Years	4.93	%§	5 Years	3.25	%§
Inception*	2.73	%§	Inception*	4.47	%§

Russell 1000® Index**			Russell Developed ex-U.S. Large Cap® Index Net****
	Total			Total
	Return			Return
1 Year	0.92%		1 Year	(2.56)%
5 Years	12.44	%§	5 Years	3.09	%§
Inception*	6.15	%§	Inception*	0.03	%§

46 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

The Growth Strategy Fund (the “Fund”) is a fund of funds that	to the Fund’s benchmark-relative performance, as U.S. equity
invests principally in other Russell Investment Funds (“RIF”)	markets finished at 0.92% for the fiscal year as measured by the
and Russell Investment Company (“RIC”) mutual funds (the	Fund’s benchmark.
“Underlying Funds”). The Underlying Funds employ a multi-	The fiscal year ended December 31, 2015 was characterized by
manager approach whereby portions of the Underlying Funds are	slowing global growth and commodity price weakness. Overall,
allocated to different money manager strategies. Underlying Fund	this was modestly positive for fixed income assets, as yields fell.
assets not allocated to money managers are managed by Russell	On the other hand, credit sectors, primarily within the U.S., were
Investment Management Company (“RIMCo”), the Fund’s and	challenged in this environment. Corporate bonds saw some of the
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	largest drawdowns as sharply reduced commodity prices (oil in
advisor, may change the allocation of the Underlying Funds’	particular), weakening earnings growth and elevated new issuance
assets among money managers at any time. An exemptive order	weighed on returns. The Fund’s exposure to the fixed income
from the Securities and Exchange Commission (“SEC”) permits	asset class had a modestly negative effect on benchmark-relative
RIMCo to engage or terminate a money manager in an Underlying	performance due to the Fund’s allocation to the RIF Core Bond
Fund at any time, subject to approval by the Underlying Fund’s	Fund and the RIC Russell Global Opportunistic Credit Fund,
Board, without a shareholder vote. Pursuant to the terms of the	which both underperformed the Fund’s U.S. equity benchmark.
exemptive order, an Underlying Fund is required to notify its
shareholders within 90 days of when a money manager begins	Within alternative strategies, commodities exposure had the
providing services.	largest negative impact on the Fund, as the asset class (as
measured by the Bloomberg Commodity Index Total Return) lost
What is the Fund’s investment objective?	24.66% during the period, significantly underperforming fixed
Fund seeks to provide high long term capital appreciation, and as	income. Global REITs and listed infrastructure (as represented
a secondary objective, current income.	by the FTSE EPRA/NAREIT Developed Real Estate Index
(Net) and S&P Global Infrastructure Index (Net)) also negatively
How did the Fund perform relative to its benchmark for the	impacted the Fund, down 0.79% and 12.17% respectively and
fiscal year ended December 31, 2015?	underperforming the Fund’s U.S. equity benchmark for the fiscal
For the fiscal year ended December 31, 2015, the Fund lost 3.31%.	year.
This is compared to the Fund’s primary benchmark, the Russell
1000® Index, which gained 0.92% during the same period. The	How did the investment strategies and techniques employed
Fund’s performance includes operating expenses, whereas index	by the Fund and the Underlying Funds affect the Fund’s
returns are unmanaged and do not include expenses of any kind.	performance?
For the fiscal year ended December 31, 2015, the Morningstar	The Fund is a fund of funds and its performance is based on
Insurance Aggressive Allocation, a group of funds that Morningstar	RIMCo’s strategic asset allocations and the performance of the
considers to have investment strategies similar to those of the	Underlying Funds in which the Fund invests.
Fund, lost 1.67%. This result serves as a peer comparison and is	The Fund’s global equity exposure had a negative impact on its
expressed net of operating expenses.	benchmark-relative performance, given the underperformance
The Fund’s underperformance relative to the Russell 1000® Index	of global equity compared to the Fund’s U.S. equity benchmark.
was primarily due to the Fund’s out-of-benchmark allocation to	From an active management perspective, the RIF Non-U.S. Fund
Underlying Funds invested in non-U.S. equities, commodities	outperformed its benchmark due to underweights to Asia Pacific
and fixed income, which generally underperformed the U.S. large	ex-Japan and Canada as well as underweights to materials and
cap equity market as represented by the Russell 1000® Index.	energy which paid off as these regions and sectors underperformed.
For the RIC Russell Emerging Markets Fund, unsuccessful stock
How did the market conditions described in the Market	selection in China and Brazil was the main driver of the Fund’s
Summary report affect the Fund’s performance?	underperformance versus its benchmark.
It was a mixed equity market for the fiscal year ending December	The Fund’s strategic allocation to U.S. equity Underlying
31, 2015. U.S. stocks (as measured by the Russell 3000® Index)	Funds had a mixed effect on the Fund’s benchmark-relative
returned 0.48% over the period, while non-U.S. equities returned	performance. From an active management perspective, the RIF
-2.56% (as measured by the Russell Developed ex-U.S. Large Cap	Multi-Style Equity Fund (U.S. large cap equity) benefited from
Index) and emerging markets returned -12.80% (as measured by	positive stock selection within the energy sector, an underweight
the Russell Emerging Markets Index). The underperformance of	to utilities and an overweight to health care. The RIF Aggressive
non-U.S. equities versus U.S. equities was a key negative driver	Equity Fund (U.S. small cap equity) was negatively impacted by

Growth Strategy Fund 47

Russell Investment Funds
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

an overweight to smaller cap value stocks, as larger cap growth	to various Underlying Funds was modified, and the strategic
stocks significantly outperformed.	allocation to the RIC Russell Multi-Strategy Alternative Fund
The Fund’s strategic allocation to fixed income Underlying	was removed.
Funds generally had a negative impact on its benchmark-relative	In connection with this reallocation, RIMCo also shifted the
performance as fixed income underperformed U.S. equity. From	Fund’s tactical allocations relative to the new target strategic
an active management perspective, the RIF Core Bond Fund	asset allocation as follows:
underperformed its benchmark due to the negative performance	- 1.00% underweight to the RIF Global Real Estate Securities
of credit, particularly high yield corporate credit given the	Fund resulting in a 1.00% overweight to the RIC Russell Global
Underlying Fund’s strategic overweight to credit risk. The RIC	Opportunistic Credit Fund. This tactical change was intended to
Russell Global Opportunistic Credit Fund underperformed its	reduce exposure to asset classes sensitive to anticipated rising
benchmark due to underperformance among both developed	interest rates.
market corporate high yield and emerging market bonds, the two
primary sectors in which the Underlying Fund invests.	On July 1, 2015, RIMCo added a RIMCo-managed positioning
strategy at a 2.00% weight. The addition of the positioning
The Fund’s strategic allocation to alternative Underlying Funds	strategy resulted in a 2.00% reduction in the Fund’s allocation to
had a negative impact on benchmark-relative performance as	the RIF Multi-Style Equity Fund. The strategy had a U.S. large
real assets underperformed the Fund’s benchmark. From an	cap strategic exposure through the use of index futures contracts,
active management standpoint, performance of these Underlying	and did not result in a change to the Fund’s overall U.S. equity
Funds was mixed. The RIC Russell Global Infrastructure Fund	exposure.
and the RIF Global Real Estate Securities Fund outperformed
their respective benchmarks while the RIC Russell Commodity	On September 3, 2015, RIMCo increased the Fund’s underweight
Strategies Fund modestly underperformed its benchmark. The	to the RIC Russell Commodity Strategies Fund by 1.00% due
RIC Russell Global Infrastructure Fund and the RIF Global Real	to limited commodity price appreciation expectations over the
Estate Securities Fund both benefited from strong stock selection	medium term. This resulted in a 1.00% overweight to the RIF
by underlying money managers. The RIC Russell Commodity	Multi-Style Equity Fund.
Strategies Fund underperformed its benchmark due to exposure	At the end of the fiscal year, the Fund was positioned with less
to the energy sector.	than benchmark risk levels and for rising interest rates, with underweights to the RIF Global Real Estate Securities Fund and
Describe any changes to the Fund’s structure or allocation	RIC Russell Commodity Strategies Fund funding an overweight
to the Underlying Funds.	to the RIC Russell Global Opportunistic Credit Fund and the RIF
RIMCo has the discretion to vary the Fund’s actual allocation from	Multi-Style Equity Fund.
the target strategic asset allocation by up to +/- 5% at the equity,
fixed income or alternative category level based on RIMCo’s	The views expressed in this report reflect those of the portfolio
capital markets research. RIMCo’s asset allocation modifications	managers only through the end of the period covered by
had a modestly negative impact on the Fund’s performance	the report. These views do not necessarily represent the
relative to the Fund’s long-term strategic allocation.	views of RIMCo, or any other person in RIMCo or any other
Entering the fiscal year, relative to the target strategic asset	affiliated organization. These views are subject to change
allocation, the Fund maintained a broad overweight to equity	at any time based upon market conditions or other events,
Underlying Funds and an underweight to alternative Underlying	and RIMCo disclaims any responsibility to update the views
Funds. Overall positioning was based on a cautious outlook for	contained herein. These views should not be relied on
commodities and anticipated rise in interest rates, which could	as investment advice and, because investment decisions
negatively impact interest rate sensitive securities such as REITs.	for a Russell Investment Funds (“RIF”) Fund are based on
numerous factors, should not be relied on as an indication
On March 3, 2015, RIMCo implemented a new target strategic	of investment decisions of any RIF Fund.
asset allocation. The Fund’s target strategic asset allocation

48 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

* Assumes initial investment on April 30, 2007.

** The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

*** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

**** The Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.

Growth Strategy Fund 49

Russell Investment Funds
Growth Strategy Fund

Shareholder Expense Example — December 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2015 to December 31, 2015.	July 1, 2015	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2015	$945.40	$1,024.60
The information in the table under the heading “Actual	Expenses Paid During Period*	$0.59	$0.61
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.12%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

50 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Schedule of Investments — December 31, 2015

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Russell Affiliated Mutual Funds - 97.9%
Alternative - 11.0%
RIC Russell Commodity Strategies Fund Class Y	1,173,201		6,054
RIC Russell Global Infrastructure Fund Class Y	958,726		10,028
RIF Global Real Estate Securities Fund	409,164		6,019
			22,101

Domestic Equities - 35.9%
RIC Russell U.S. Defensive Equity Fund Class Y	338,429		15,984
RIC Russell U.S. Dynamic Equity Fund Class Y	1,668,250		15,932
RIF Aggressive Equity Fund	1,383,133		17,884
RIF Multi-Style Equity Fund	1,319,110		21,950
			71,750

Fixed Income - 17.1%
RIC Russell Global Opportunistic Credit Fund Class Y	1,144,015		10,079
RIF Core Bond Fund	2,352,680		24,162
			34,241

International Equities - 33.9%
RIC Russell Emerging Markets Fund Class Y	1,247,114		17,871
RIC Russell Global Equity Fund Class Y	2,393,355		24,005
RIF Non-U.S. Fund	2,305,519		25,960
			67,836

Total Investments in Russell Affiliated Mutual Funds
(cost $186,288)			195,928

Short-Term Investments - 1.7%
Russell U.S. Cash Management Fund	3,297,382	(8)	3,297
Total Short-Term Investments
(cost $3,297)			3,297

Total Investments 99.6%
(identified cost $189,585)			199,225

Other Assets and Liabilities, Net - 0.4%			891
Net Assets - 100.0%			200,116

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 51

Russell Investment Funds
Growth Strategy Fund

Schedule of Investments, continued — December 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Amsterdam Index Futures	2	EUR	177	01/16	6
CAC40 10 EURO Index Futures	7	EUR	325	01/16	5
DAX Index Futures	1	EUR	269	03/16	11
EURO STOXX 50 Index Futures	6	EUR	197	03/16	6
FTSE/MIB Index Futures	1	EUR	107	03/16	1
IBEX 35 Index Futures	1	EUR	95	01/16	—
OMXS30 Index Futures	5	SEK	724	01/16	2
Russell 1000 Index Mini Futures	6	USD	677	03/16	10
Russell 2000 Mini Index Futures	4	USD	453	03/16	4
S&P 500 E-Mini Index Futures	55	USD	5,597	03/16	28
S&P Mid 400 E-Mini Index Futures	7	USD	976	03/16	(7)
TOPIX Index Futures	11	JPY	170,225	03/16	(20)
Short Positions
FTSE 100 Index Futures	21	GBP	1,301	03/16	(77)
MSCI EAFE Mini Index Futures	3	USD	255	03/16	1
MSCI Emerging Markets Mini Index Futures	6	USD	236	03/16	(2)
S&P/TSX 60 Index Futures	5	CAD	761	03/16	(9)
SPI 200 Index Futures	4	AUD	526	03/16	(27)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(68)

Options Written
Amounts in thousands (except contract amounts)

Transactions in options written contracts for the period ended December 31, 2015 were as follows:
	Number of	Premiums
	Contracts	Received
Outstanding December 31, 2014	—	$—
Opened	55,556	100
Closed	(55,556)	(100)
Expired	—	—
Outstanding December 31, 2015	—	$—

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	5	AUD	7	01/12/16	—
Bank of America	USD	19	CAD	25	01/12/16	(1)
Bank of America	USD	8	HKD	62	01/12/16	—
Bank of America	USD	6	SGD	8	01/12/16	—
Bank of America	CHF	18	USD	18	01/12/16	—
Bank of America	EUR	122	USD	130	01/12/16	(4)
Bank of America	GBP	18	USD	27	01/12/16	1
Bank of America	JPY	10,450	USD	85	01/12/16	(2)
Bank of America	SEK	90	USD	10	01/12/16	—
State Street	USD	299	AUD	411	01/12/16	—
State Street	USD	280	AUD	390	03/16/16	3
State Street	USD	374	CAD	520	01/12/16	1
State Street	USD	294	CAD	400	03/16/16	(5)

See accompanying notes which are an integral part of the financial statements.

52 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Schedule of Investments, continued — December 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	USD	454	CHF	449	01/12/16	(6)
State Street	USD	1,674	EUR	1,531	01/12/16	(11)
State Street	USD	916	GBP	618	01/12/16	(5)
State Street	USD	125	HKD	969	01/12/16	—
State Street	USD	1,056	JPY	127,289	01/12/16	3
State Street	USD	3,480	JPY	426,790	03/16/16	77
State Street	USD	168	SEK	1,413	01/12/16	(1)
State Street	USD	56	SGD	80	01/12/16	—
State Street	AUD	828	USD	597	01/12/16	(7)
State Street	AUD	411	USD	299	02/05/16	—
State Street	CAD	1,065	USD	797	01/12/16	27
State Street	CAD	520	USD	374	02/05/16	(1)
State Street	CHF	879	USD	856	01/12/16	(22)
State Street	CHF	449	USD	454	02/05/16	6
State Street	EUR	2,939	USD	3,114	01/12/16	(80)
State Street	EUR	1,531	USD	1,675	02/05/16	11
State Street	EUR	2,300	USD	2,510	03/16/16	6
State Street	GBP	1,218	USD	1,831	01/12/16	35
State Street	GBP	618	USD	916	02/05/16	5
State Street	GBP	40	USD	60	03/16/16	1
State Street	HKD	2,000	USD	258	01/12/16	—
State Street	HKD	969	USD	125	02/05/16	—
State Street	JPY	244,128	USD	1,986	01/12/16	(45)
State Street	JPY	127,289	USD	1,056	02/05/16	(3)
State Street	SEK	2,736	USD	315	01/12/16	(9)
State Street	SEK	1,413	USD	168	02/05/16	1
State Street	SGD	167	USD	118	01/12/16	—
State Street	SGD	80	USD	56	02/05/16	—
UBS	USD	299	AUD	411	01/12/16	—
UBS	USD	374	CAD	520	01/12/16	1
UBS	USD	454	CHF	449	01/12/16	(6)
UBS	USD	1,674	EUR	1,531	01/12/16	(11)
UBS	USD	916	GBP	618	01/12/16	(5)
UBS	USD	125	HKD	969	01/12/16	—
UBS	USD	1,056	JPY	127,289	01/12/16	3
UBS	USD	168	SEK	1,413	01/12/16	(1)
UBS	USD	56	SGD	80	01/12/16	—
UBS	AUD	411	USD	299	02/05/16	—
UBS	CAD	520	USD	374	02/05/16	(1)
UBS	CHF	449	USD	454	02/05/16	6
UBS	EUR	1,531	USD	1,675	02/05/16	11
UBS	GBP	618	USD	916	02/05/16	5
UBS	HKD	969	USD	125	02/05/16	—
UBS	JPY	127,289	USD	1,056	02/05/16	(3)
UBS	SEK	1,413	USD	168	02/05/16	1
UBS	SGD	80	USD	56	02/05/16	—
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(25)

Total Return Swap Contracts (*)
Fund Receives/(Pays)		Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount		Date	$
Dow Jones U.S. Real Estate Index	Bank of America	USD	6,481	03/07/16	(115)
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)					(115)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fee was based on the
3 Month LIBOR rate plus a fee of 0.120%.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 53

Russell Investment Funds
Growth Strategy Fund

Schedule of Investments, continued — December 31, 2015

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Investments in Russell Affiliated Mutual Funds	$195,928	$—	$—	$195,928	97.9
Short-Term Investments	—	3,297	—	3,297	1.7
Total Investments	195,928	3,297	—	199,225	99.6
Other Assets and Liabilities, Net					0.4
					100.0
Other Financial Instruments
Futures Contracts	(68)	—	—	(68)	(—)*
Foreign Currency Exchange Contracts	—	(25)	—	(25)	(—)*
Total Return Swap Contracts	—	(115)	—	(115)	(0.1)
Total Other Financial Instruments**	$(68)	$(140)	$—	$(208)

*      Less than .05% of net assets.
**    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2015, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

54 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Fair Value of Derivative Instruments — December 31, 2015

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$204
Variation margin on futures contracts*	74	—
Total	$74	$204

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$142	$—
Unrealized depreciation on foreign currency exchange contracts	—	229
Total return swap contracts, at fair value	115	—
Total	$257	$229
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments**	$(100)	$—
Futures contracts	395	—
Options written	27	—
Total return swap contracts	(474)	—
Foreign currency-related transactions***	—	299
Total	$(152)	$299

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(68)	$—
Total return swap contracts	(115)	—
Foreign currency-related transactions****	—	(25)
Total	$(183)	$(25)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
*** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
**** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 55

Russell Investment Funds
Growth Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$204	$ — $	204
Futures Contracts	Variation margin on futures contracts	21	—	21
Total Financial and Derivative Assets		225	—	225
Financial and Derivative Assets not subject to a netting agreement		(21)	—	(21)
Total Financial and Derivative Assets subject to a netting agreement		$204	$ — $	204

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^		Net Amount
Bank of America	$1	$1	$	— $	—
State Street	176	94		—	82
UBS	27	27		—	—
Total	$204	$122	$	— $	82

See accompanying notes which are an integral part of the financial statements.

56 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
December 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$78	$ — $	78
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	229	—	229
Total Return Swap Contracts	Total return swap contracts, at fair value	115	—	115
Total Financial and Derivative Liabilities		422	—	422
Financial and Derivative Liabilities not subject to a netting agreement		(78)	—	(78)
Total Financial and Derivative Liabilities subject to a netting agreement		$344	$ — $	344

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$122	$1	$121	$—
State Street	195	94	—	101
UBS	27	27	—	—
Total	$344	$122	$121	$101

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 57

Russell Investment Funds
Growth Strategy Fund

Statement of Assets and Liabilities — December 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$189,585
Investments, at fair value(>)	199,225
Cash (restricted)(a)(b)	1,140
Unrealized appreciation on foreign currency exchange contracts	204
Receivables:
Dividends from affiliated Russell funds	1
Fund shares sold	19
Variation margin on futures contracts	21
Total assets	200,610

Liabilities
Payables:
Due to custodian	1
Investments purchased	18
Accrued fees to affiliates	13
Other accrued expenses	40
Variation margin on futures contracts	78
Unrealized depreciation on foreign currency exchange contracts	229
Total return swap contracts, at fair value(8)	115
Total liabilities	494

Net Assets	$200,116

See accompanying notes which are an integral part of the financial statements.

58 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Statement of Assets and Liabilities, continued — December 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$143
Accumulated net realized gain (loss)	(6,834)
Unrealized appreciation (depreciation) on:
Investments	9,640
Futures contracts	(68)
Total return swap contracts	(115)
Foreign currency-related transactions	(25)
Shares of beneficial interest	224
Additional paid-in capital	197,151
Net Assets	$200,116

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$8.94
Net assets	$200,115,532
Shares outstanding ($.01 par value)	22,394,632
Amounts in thousands
(>) Investments in affiliated Russell funds	$199,225
(8) Total return swap contracts – premiums paid (received)	$—

(a) Cash Collateral for Futures	$800
(b) Cash Collateral for Swaps	$340
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 59

Russell Investment Funds
Growth Strategy Fund

Statement of Operations — For the Period Ended December 31, 2015

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$3,970

Expenses
Advisory fees	419
Administrative fees	89
Custodian fees	21
Transfer agent fees	9
Professional fees	41
Trustees’ fees	5
Printing fees	34
Miscellaneous	8
Expenses before reductions	626
Expense reductions	(388)
Net expenses	238
Net investment income (loss)	3,732

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,762)
Futures contracts	395
Options written	27
Total return swap contracts	(474)
Foreign currency-related transactions	299
Capital gain distributions from Underlying Funds	7,510
Net realized gain (loss)	5,995
Net change in unrealized appreciation (depreciation) on:
Investments	(16,495)
Futures contracts	(68)
Total return swap contracts	(115)
Foreign currency-related transactions	(25)
Net change in unrealized appreciation (depreciation)	(16,703)
Net realized and unrealized gain (loss)	(10,708)
Net Increase (Decrease) in Net Assets from Operations	$(6,976)

See accompanying notes which are an integral part of the financial statements.

60 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,732	$5,985
Net realized gain (loss)	5,995	8,502
Net change in unrealized appreciation (depreciation)	(16,703)	(7,129)
Net increase (decrease) in net assets from operations	(6,976)	7,358

Distributions
From net investment income	(3,824)	(6,081)
From net realized gain	(13,529)	(4,551)
Net decrease in net assets from distributions	(17,353)	(10,632)

Share Transactions*
Net increase (decrease) in net assets from share transactions	16,124	21,639
Total Net Increase (Decrease) in Net Assets	(8,205)	18,365

Net Assets
Beginning of period	208,321	189,956
End of period	$200,116	$208,321
Undistributed (overdistributed) net investment income included in net assets	$143	$—

* Share transaction amounts (in thousands) for the periods ended December 31, 2015 and December 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	1,379	$13,505	1,972	$20,275
Proceeds from reinvestment of distributions	1,836	17,354	1,045	10,632
Payments for shares redeemed	(1,502)	(14,735)	(906)	(9,268)
Total increase (decrease)	1,713	$16,124	2,111	$21,639

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 61

Russell Investment Funds
Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2015	10.07	.17	(.48)	(.31)	(.18)	(.64)
December 31, 2014	10.23	.31	.07	.38	(.30)	(.24)
December 31, 2013	8.97	.22	1.26	1.48	(.22)	—
December 31, 2012	8.01	.18	.95	1.13	(.17)	—
December 31, 2011	8.57	.17	(.57)	(.40)	(.16)	—

See accompanying notes which are an integral part of the financial statements.

62 Growth Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(e)	(000)	Gross(c)	Net(c)(d)	Net Assets(b)(d)	Turnover Rate
(.82)	8.94	(3.31)	200,116.30		.11	1.78	23
(.54)	10.07	3.76	208,321.32		.10	2.97	20
(.22)	10.23	16.56	189,956.32		.10	2.29	12
(.17)	8.97	14.22	145,155.34		.10	2.07	25
(.16)	8.01	(4.73)	111,479.34		.10	2.02	10

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 63

Russell Investment Funds
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2015 (Unaudited)

Equity Growth Strategy Fund			Russell Developed ex-U.S. Large Cap® Index Net***
	Total			Total
	Return			Return
1 Year	(3.87)%		1 Year	(2.56)%
5 Years	5.27	%§	5 Years	3.09	%§
Inception*	1.81	%§	Inception*	0.03	%§

Russell 1000® Index**
	Total
	Return
1 Year	0.92%
5 Years	12.44	%§
Inception*	6.15	%§

64 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

The Equity Growth Strategy Fund (the “Fund”) is a fund of	to the Fund’s benchmark-relative performance, as U.S. equity
funds that invests principally in other Russell Investment Funds	markets finished at 0.92% for the fiscal year as measured by the
(“RIF”) and Russell Investment Company (“RIC”) mutual funds	Fund’s benchmark.
(the “Underlying Funds”). The Underlying Funds employ a multi-	The fiscal year ended December 31, 2015 was characterized by
manager approach whereby portions of the Underlying Funds are	slowing global growth and commodity price weakness. Overall,
allocated to different money manager strategies. Underlying Fund	this was modestly positive for fixed income assets, as yields fell.
assets not allocated to money managers are managed by Russell	On the other hand, credit sectors, primarily within the U.S., were
Investment Management Company (“RIMCo”), the Fund’s and	challenged in this environment. Corporate bonds saw some of the
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	largest drawdowns as sharply reduced commodity prices (oil in
advisor, may change the allocation of the Underlying Funds’	particular), weakening earnings growth and elevated new issuance
assets among money managers at any time. An exemptive order	weighed on returns. The Fund’s exposure to the fixed income
from the Securities and Exchange Commission (“SEC”) permits	asset class had a modestly negative effect on benchmark-relative
RIMCo to engage or terminate a money manager in an Underlying	performance due to the Fund’s allocation to the RIC Russell
Fund at any time, subject to approval by the Underlying Fund’s	Global Opportunistic Credit Fund, which underperformed the
Board, without a shareholder vote. Pursuant to the terms of the	Fund’s U.S. equity benchmark.
exemptive order, an Underlying Fund is required to notify its
shareholders within 90 days of when a money manager begins	Within alternative strategies, commodities exposure had the
providing services.	largest negative impact on the Fund, as the asset class (as
measured by the Bloomberg Commodity Index Total Return) lost
What is the Fund’s investment objective?	24.66% during the period, significantly underperforming fixed
The Fund seeks to provide high long term capital appreciation.	income. Global REITs and listed infrastructure (as represented by the FTSE EPRA/NAREIT Developed Real Estate Index
How did the Fund perform relative to its benchmark for the	(Net) and S&P Global Infrastructure Index (Net)) also negatively
fiscal year ended December 31, 2015?	impacted the Fund, down 0.79% and 12.17% respectively and
For the fiscal year ended December 31, 2015, the Fund lost 3.87%.	underperforming the Fund’s U.S. equity benchmark for the fiscal
This is compared to the Fund’s primary benchmark, the Russell	year.
1000® Index, which gained 0.92% during the same period. The
Fund’s performance includes operating expenses, whereas index	How did the investment strategies and techniques employed
returns are unmanaged and do not include expenses of any kind.	by the Fund and the Underlying Funds affect the Fund’s
performance?
The Fund is a fund of funds and its performance is based on
For the fiscal year ended December 31, 2015, the Morningstar	RIMCo’s strategic asset
Insurance World Stock Allocation, a group of funds that
Morningstar considers to have investment strategies similar	allocations and the performance of the Underlying Funds in
to those of the Fund, lost 1.16%. This result serves as a peer	which the Fund invests.
comparison and is expressed net of operating expenses.	The Fund’s global equity exposure had a negative impact on its
The Fund’s underperformance relative to the Russell 1000® Index	benchmark-relative performance, given the underperformance
was primarily due to the Fund’s out-of-benchmark allocation to	of global equity compared to the Fund’s U.S. equity benchmark.
Underlying Funds invested in non-U.S. equities, commodities	From an active management perspective, the RIF Non-U.S. Fund
and fixed income, which generally underperformed the U.S. large	outperformed its benchmark due to underweights to Asia Pacific
cap equity market as represented by the Russell 1000® Index.	ex-Japan and Canada as well as underweights to materials and energy which paid off as these regions and sectors underperformed.
How did the market conditions described in the Market	For the RIC Russell Emerging Markets Fund, unsuccessful stock
Summary report affect the Fund’s performance?	selection in China and Brazil was the main driver of the Fund’s
It was a mixed equity market for the fiscal year ending December	underperformance versus its benchmark.
31, 2015. U.S. stocks (as measured by the Russell 3000® Index)	The Fund’s strategic allocation to U.S. equity Underlying
returned 0.48% over the period, while non-U.S. equities returned	Funds had a mixed effect on the Fund’s benchmark-relative
-2.56% (as measured by the Russell Developed ex-U.S. Large Cap	performance. From an active management perspective, the RIF
Index) and emerging markets returned -12.80% (as measured by	Multi-Style Equity Fund (U.S. large cap equity) benefited from
the Russell Emerging Markets Index). The underperformance of	positive stock selection within the energy sector, an underweight
non-U.S. equities versus U.S. equities was a key negative driver	to utilities and an overweight to health care. The RIF Aggressive

Equity Growth Strategy Fund 65

Russell Investment Funds
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

Equity Fund (U.S. small cap equity) was negatively impacted by	allocation to the RIC Russell Multi-Strategy Alternative Fund
an overweight to smaller cap value stocks, as larger cap growth	was removed.
stocks significantly outperformed.	In connection with this reallocation, RIMCo also shifted the
The Fund’s strategic allocation to fixed income Underlying	Fund’s tactical allocations relative to the new target strategic
Funds generally had a negative impact on its benchmark-relative	asset allocation as follows:
performance as fixed income underperformed U.S. equity. From	- 1.00% underweight to the RIF Global Real Estate Securities
an active management perspective, the RIC Russell Global	Fund resulting in a 1.00% overweight to the RIC Russell Global
Opportunistic Credit Fund underperformed its benchmark due	Opportunistic Credit Fund. This tactical change was intended to
to underperformance among both developed market corporate	reduce exposure to asset classes sensitive to anticipated rising
high yield and emerging market bonds, the two primary sectors in	interest rates.
which the Underlying Fund invests.
On July 1, 2015, RIMCo added a RIMCo-managed positioning
The Fund’s strategic allocation to alternative Underlying Funds	strategy at a 2.00% weight. The addition of the positioning
had a negative impact on benchmark-relative performance as	strategy resulted in a 2.00% reduction in the Fund’s allocation to
real assets underperformed the Fund’s benchmark. From an	the RIF Multi-Style Equity Fund. The strategy had a U.S. large
active management standpoint, performance of these Underlying	cap strategic exposure through the use of index futures contracts,
Funds was mixed. The RIC Russell Global Infrastructure Fund	and did not result in a change to the Fund’s overall U.S. equity
and the RIF Global Real Estate Securities Fund outperformed	exposure.
their respective benchmarks while the RIC Russell Commodity
Strategies Fund modestly underperformed its benchmark. The	On September 3, 2015, RIMCo increased the Fund’s underweight
RIC Russell Global Infrastructure Fund and the RIF Global Real	to the RIC Russell Commodity Strategies Fund by 1.00% due
Estate Securities Fund both benefited from strong stock selection	to limited commodity price appreciation expectations over the
by underlying money managers. The RIC Russell Commodity	medium term. This resulted in a 1.00% overweight to the RIF
Strategies Fund underperformed its benchmark due to exposure	Multi-Style Equity Fund.
to the energy sector.	At the end of the fiscal year, the Fund was positioned with less than benchmark risk levels and for rising interest rates, with
Describe any changes to the Fund’s structure or allocation	underweights to the RIF Global Real Estate Securities Fund and
to the Underlying Funds.	RIC Russell Commodity Strategies Fund funding an overweight
RIMCo has the discretion to vary the Fund’s actual allocation from	to the RIC Russell Global Opportunistic Credit Fund and the RIF
the target strategic asset allocation by up to +/- 5% at the equity,	Multi-Style Equity Fund.
fixed income or alternative category level based on RIMCo’s
capital markets research. RIMCo’s asset allocation modifications	The views expressed in this report reflect those of the portfolio
had a modestly negative impact on the Fund’s performance	managers only through the end of the period covered by
relative to the Fund’s long-term strategic allocation.	the report. These views do not necessarily represent the
Entering the fiscal year, relative to the target strategic asset	views of RIMCo, or any other person in RIMCo or any other
allocation, the Fund maintained a broad overweight to equity	affiliated organization. These views are subject to change
Underlying Funds and an underweight to alternative Underlying	at any time based upon market conditions or other events,
Funds. Overall positioning was based on a cautious outlook for	and RIMCo disclaims any responsibility to update the views
commodities and anticipated rise in interest rates, which could	contained herein. These views should not be relied on
negatively impact interest rate sensitive securities such as REITs.	as investment advice and, because investment decisions
for a Russell Investment Funds (“RIF”) Fund are based on
On March 3, 2015, RIMCo implemented a new target strategic	numerous factors, should not be relied on as an indication
asset allocation. The Fund’s target strategic asset allocation	of investment decisions of any RIF Fund.
to various Underlying Funds was modified, and the strategic

66 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2015
(Unaudited)

* Assumes initial investment on April 30, 2007.

** The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

*** The Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.

Equity Growth Strategy Fund 67

Russell Investment Funds
Equity Growth Strategy Fund

Shareholder Expense Example — December 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2015 to December 31, 2015.	July 1, 2015	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2015	$936.50	$1,024.60
The information in the table under the heading “Actual	Expenses Paid During Period*	$0.59	$0.61
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.12%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

68 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Schedule of Investments — December 31, 2015

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Russell Affiliated Mutual Funds - 98.0%
Alternative - 11.1%
RIC Russell Commodity Strategies Fund Class Y	282,912		1,460
RIC Russell Global Infrastructure Fund Class Y	230,414		2,410
RIF Global Real Estate Securities Fund	98,078		1,443
			5,313

Domestic Equities - 38.9%
RIC Russell U.S. Defensive Equity Fund Class Y	91,395		4,317
RIC Russell U.S. Dynamic Equity Fund Class Y	452,195		4,318
RIF Aggressive Equity Fund	407,585		5,270
RIF Multi-Style Equity Fund	288,347		4,798
			18,703

Fixed Income - 9.1%
RIC Russell Global Opportunistic Credit Fund Class Y	494,610		4,358

International Equities - 38.9%
RIC Russell Emerging Markets Fund Class Y	367,392		5,265
RIC Russell Global Equity Fund Class Y	718,595		7,207
RIF Non-U.S. Fund	554,306		6,241
			18,713

Total Investments in Russell Affiliated Mutual Funds
(cost $42,996)			47,087

Short-Term Investments - 1.5%
Russell U.S. Cash Management Fund	734,258	(8)	734
Total Short-Term Investments
(cost $734)			734

Total Investments 99.5%
(identified cost $43,730)			47,821

Other Assets and Liabilities, Net - 0.5%			230
Net Assets - 100.0%			48,051

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 69

Russell Investment Funds
Equity Growth Strategy Fund

Schedule of Investments, continued — December 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Amsterdam Index Futures	1	EUR	88	01/16	3
CAC40 10 EURO Index Futures	1	EUR	47	01/16	—
Euro STOXX 50 Index Futures	1	EUR	33	03/16	1
Russell 1000 Mini Index Futures	1	USD	113	03/16	2
Russell 2000 Mini Index Futures	1	USD	113	03/16	1
S&P 500 E-Mini Index Futures	12	USD	1,221	03/16	6
S&P Mid 400 E-Mini Index Futures	1	USD	139	03/16	(1)
TOPIX Index Futures	4	JPY	61,900	03/16	(7)
Short Positions
FTSE 100 Index Futures	5	GBP	310	03/16	(15)
MSCI EAFE Mini Index Futures	2	USD	170	03/16	—
MSCI Emerging Markets Mini Index Futures	2	USD	79	03/16	(1)
S&P/TSX 60 Index Futures	1	CAD	152	03/16	(2)
SPI 200 Index Futures	1	AUD	131	03/16	(7)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(20)

Options Written
Amounts in thousands (except contract amounts)

Transactions in options written contracts for the period ended December 31, 2015 were as follows:
	Number of	Premiums
	Contracts	Received
Outstanding December 31, 2014	—	$—
Opened	15,031	27
Closed	(15,031)	(27)
Expired	—	—
Outstanding December 31, 2015	—	$—

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	1	AUD	1	01/12/16	—
Bank of America	USD	5	CAD	7	01/12/16	—
Bank of America	USD	2	HKD	17	01/12/16	—
Bank of America	USD	1	SGD	2	01/12/16	—
Bank of America	CHF	5	USD	5	01/12/16	—
Bank of America	EUR	32	USD	34	01/12/16	(1)
Bank of America	GBP	5	USD	8	01/12/16	—
Bank of America	JPY	2,722	USD	22	01/12/16	—
Bank of America	SEK	23	USD	3	01/12/16	—
State Street	USD	157	AUD	216	01/12/16	—
State Street	USD	108	AUD	150	03/16/16	1
State Street	USD	197	CAD	273	01/12/16	1
State Street	USD	88	CAD	120	03/16/16	(2)
State Street	USD	239	CHF	236	01/12/16	(3)
State Street	USD	880	EUR	804	01/12/16	(6)

See accompanying notes which are an integral part of the financial statements.

70 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Schedule of Investments, continued — December 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	USD	482	GBP	325	01/12/16	(2)
State Street	USD	60	GBP	40	03/16/16	(1)
State Street	USD	66	HKD	509	01/12/16	—
State Street	USD	555	JPY	66,878	01/12/16	2
State Street	USD	1,023	JPY	125,480	03/16/16	23
State Street	USD	88	SEK	742	01/12/16	—
State Street	USD	30	SGD	42	01/12/16	—
State Street	AUD	217	USD	156	01/12/16	(2)
State Street	AUD	216	USD	157	02/05/16	—
State Street	CAD	280	USD	210	01/12/16	7
State Street	CAD	273	USD	197	02/05/16	(1)
State Street	CHF	231	USD	225	01/12/16	(6)
State Street	CHF	236	USD	239	02/05/16	3
State Street	EUR	772	USD	818	01/12/16	(20)
State Street	EUR	804	USD	880	02/05/16	6
State Street	EUR	530	USD	578	03/16/16	1
State Street	GBP	320	USD	481	01/12/16	9
State Street	GBP	325	USD	482	02/05/16	2
State Street	HKD	526	USD	68	01/12/16	—
State Street	HKD	509	USD	66	02/05/16	—
State Street	JPY	64,156	USD	522	01/12/16	(12)
State Street	JPY	66,878	USD	555	02/05/16	(2)
State Street	SEK	719	USD	83	01/12/16	(2)
State Street	SEK	742	USD	88	02/05/16	—
State Street	SGD	44	USD	31	01/12/16	—
State Street	SGD	42	USD	30	02/05/16	—
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(5)

Total Return Swap Contracts (*)
Amounts in thousands
		Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount		Date	$
Dow Jones U.S. Real Estate Total Return Index	Bank of America	USD	1,512	03/07/16	(27)
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $—					(27)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fee was based on the
3 month LIBOR rate plus a fee of 0.120%.

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Investments in Russell Affiliated Mutual Funds	$47,087	$—	$—	$47,087	98.0
Short-Term Investments	—	734	—	734	1.5
Total Investments	47,087	734	—	47,821	99.5
Other Assets and Liabilities, Net					0.5
					100.0

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 71

Russell Investment Funds
Equity Growth Strategy Fund

Schedule of Investments, continued — December 31, 2015

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Other Financial Instruments
Futures Contracts	(20)	—	—	(20)	(—)*
Foreign Currency Exchange Contracts	—	(5)	—	(5)	(—)*
Total Return Swap Contracts	—	(27)	—	(27)	(0.1)
Total Other Financial Instruments**	$(20)	$(32)	$—	$(52)

*      Less than .05% of net assets.
**    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2015, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

72 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Fair Value of Derivative Instruments — December 31, 2015

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$55
Variation margin on futures contracts*	13	—
Total	$13	$55

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$33	$—
Unrealized depreciation on foreign currency exchange contracts	—	60
Total return swap contracts, at fair value	27	—
Total	$60	$60
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments**	$(27)	$—
Futures contracts	102	—
Options written	7	—
Total return swap contracts	(110)	—
Foreign currency-related transactions***	—	72
Total	$(28)	$72

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(20)	$—
Total return swap contracts	(27)	—
Foreign currency-related transactions****	—	(5)
Total	$(47)	$(5)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
*** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
**** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 73

Russell Investment Funds
Equity Growth Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$55	$ — $	55
Futures Contracts	Variation margin on futures contracts	6	—	6
Total Financial and Derivative Assets		61	—	61
Financial and Derivative Assets not subject to a netting agreement		(6)	—	(6)
Total Financial and Derivative Assets subject to a netting agreement		$55	$ — $	55

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
State Street	$55	$33	$—	$22
Total	$55	$33	$—	$22

See accompanying notes which are an integral part of the financial statements.

74 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
December 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$16	$ — $	16
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	60	—	60
Total Return Swap Contracts	Total return swap contracts, at fair value	27	—	27
Total Financial and Derivative Liabilities		103	—	103
Financial and Derivative Liabilities not subject to a netting agreement		(16)	—	(16)
Total Financial and Derivative Liabilities subject to a netting agreement		$87	$ — $	87

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$28	$—	$—	$28
State Street	59	33	—	26
Total	$87	$33	$—	$54

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 75

Russell Investment Funds
Equity Growth Strategy Fund

Statement of Assets and Liabilities — December 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$43,730
Investments, at fair value(>)	47,821
Cash (restricted)(a)	300
Unrealized appreciation on foreign currency exchange contracts	55
Receivables:
Dividends and interest	1
Fund shares sold	3
From affiliates	2
Variation margin on futures contracts	6
Total assets	48,188

Liabilities
Payables:
Due to custodian	1
Investments purchased	3
Accrued fees to affiliates	2
Other accrued expenses	28
Variation margin on futures contracts	16
Unrealized depreciation on foreign currency exchange contracts	60
Total return swap contracts, at fair value(8)	27
Total liabilities	137

Net Assets	$48,051

See accompanying notes which are an integral part of the financial statements.

76 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Statement of Assets and Liabilities, continued — December 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$187
Accumulated net realized gain (loss)	(3,823)
Unrealized appreciation (depreciation) on:
Investments	4,091
Futures contracts	(20)
Total return swap contracts	(27)
Foreign currency-related transactions	(5)
Shares of beneficial interest	58
Additional paid-in capital	47,590
Net Assets	$48,051

Net Asset Value, offering and redemption price per share:
Net asset value per share:(#)	$8.28
Net assets	$48,050,805
Shares outstanding ($.01 par value)	5,802,992
Amounts in thousands
(>) Investments in affiliated Russell funds	$47,821
(8) Total return swap contracts – premiums paid (received)	$—
(a) Cash Collateral for Futures	$300
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 77

Russell Investment Funds
Equity Growth Strategy Fund

Statement of Operations — For the Period Ended December 31, 2015

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$939

Expenses
Advisory fees	102
Administrative fees	22
Custodian fees	20
Transfer agent fees	2
Professional fees	34
Trustees’ fees	1
Printing fees	16
Miscellaneous	5
Expenses before reductions	202
Expense reductions	(144)
Net expenses	58
Net investment income (loss)	881

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(12)
Futures contracts	102
Options written	7
Total return swap contracts	(110)
Foreign currency-related transactions	72
Capital gain distributions from Underlying Funds	2,011
Net realized gain (loss)	2,070
Net change in unrealized appreciation (depreciation) on:
Investments	(4,773)
Futures contracts	(20)
Total return swap contracts	(27)
Foreign currency-related transactions	(5)
Net change in unrealized appreciation (depreciation)	(4,825)
Net realized and unrealized gain (loss)	(2,755)
Net Increase (Decrease) in Net Assets from Operations	$(1,874)

See accompanying notes which are an integral part of the financial statements.

78 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$881	$1,573
Net realized gain (loss)	2,070	2,954
Net change in unrealized appreciation (depreciation)	(4,825)	(2,765)
Net increase (decrease) in net assets from operations	(1,874)	1,762
Distributions
From net investment income	(767)	(1,699)
From net realized gain	(3,854)	(833)
Net decrease in net assets from distributions	(4,621)	(2,532)
Share Transactions*
Net increase (decrease) in net assets from share transactions	2,143	2,919
Total Net Increase (Decrease) in Net Assets	(4,352)	2,149
Net Assets
Beginning of period	52,403	50,254
End of period	$48,051	$52,403
Undistributed (overdistributed) net investment income included in net assets	$187	$—

* Share transaction amounts (in thousands) for the periods ended December 31, 2015 and December 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	479	$4,396	470	$4,549
Proceeds from reinvestment of distributions	525	4,622	264	2,532
Payments for shares redeemed	(740)	(6,875)	(428)	(4,162)
Total increase (decrease)	264	$2,143	306	$2,919

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 79

Russell Investment Funds
Equity Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2015	9.46	.16	(.50)	(.34)	(.13)	(.71)
December 31, 2014	9.60	.30	.04	.34	(.32)	(.16)
December 31, 2013	8.21	.23	1.39	1.62	(.23)	—
December 31, 2012	7.22	.15	.98	1.13	(.14)	—
December 31, 2011	7.82	.13	(.61)	(.48)	(.12)	—

See accompanying notes which are an integral part of the financial statements.

80 Equity Growth Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(e)	(000)	Gross(c)	Net(c)(d)	Net Assets(b)(d)	Turnover Rate
(.84)	8.28	(3.87)	48,051.39		.11	1.73	31
(.48)	9.46	3.48	52,403.40		.10	3.04	25
(.23)	9.60	19.81	50,254.41		.10	2.55	17
(.14)	8.21	15.68	39,140.44		.10	1.79	37
(.12)	7.22	(6.22)	30,845.49		.10	1.72	15

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 81

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Highlights — December 31, 2015

(a) Average daily shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the
Fund invests.
(c) The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(d) May reflect amounts waived and reimbursed by Russell Investment Management Company (“RIMCo”).
(e) The total return does not reflect any Insurance Company Separate Account or Policy Charges.

82 Notes to Financial Highlights

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Schedule of Investments — December 31, 2015

Footnotes:
(å) Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the
Fund. See Statement of Assets and Liabilities.
(8) Unrounded units.

Notes to Schedule of Investments 83

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements — December 31, 2015

1. Organization
Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with nine different investment portfolios referred to as Funds (each a “Fund” and collectively the “Funds”). These financial statements report on four of these
Funds. The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, ("Investment
Company Act"), as an open-end management investment company. It is organized and operated as a Massachusetts business trust under an Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Investment Company’s Master Trust
Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

Each of the Funds is a “fund of funds” and diversifies its assets by investing principally, at present, in shares of several Russell
Investment Company (“RIC”) Funds and other of the Investment Company’s Funds (together, the “Underlying Funds”). Each Fund seeks to achieve its specific investment objective by investing in different combinations of the Underlying Funds. In addition to investing in the Underlying Funds, Russell Investment Management Company (“RIMCo”), the Funds’ investment adviser, may seek to actively manage the Funds' overall exposure by investing in derivatives, including futures, options, forwards and swaps, that RIMCo believes will achieve the desired risk/return profile for the Funds. The Funds may hold cash in connection with these investments. The Funds usually, but not always, pursue a strategy of being fully invested by exposing their cash to the performance of segments of the global equity market by purchasing index futures contracts (also known as "equitization").

Each Fund intends its strategy of investing in combinations of equity, fixed income and alternative Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to
+/- 5% at the equity, fixed income or alternative category level based on RIMCo’s capital markets research, and/or (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying
Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.

The following table shows each Fund’s target strategic asset allocation effective May 1, 2015 to alternative, equity and fixed income asset classes. The alternative Underlying Funds in which the Funds may invest include the RIC Russell Commodity Strategies, RIC
Russell Global Infrastructure and RIF Global Real Estate Securities Funds. The equity Underlying Funds in which the Funds may invest include the RIC Russell U.S. Defensive Equity, RIC Russell U.S. Dynamic Equity, RIF Aggressive Equity, RIF Multi-Style
Equity, RIC Russell Emerging Markets, RIC Russell Global Equity, and RIF Non-U.S. Funds. The fixed income Underlying Funds in which the Funds may invest include the RIC Russell Global Opportunistic Credit, RIC Russell Investment Grade Bond, RIC
Russell Short Duration Bond and RIF Core Bond Funds.

		Asset Allocation Targets*
	Moderate	Balanced	Growth
	Strategy	Strategy	Strategy	Equity Growth
	Fund	Fund	Fund	Strategy Fund
Alternative **	7%	10%	13%	13%
Equity	34%	55%	71%	79%
Fixed Income	59%	35%	16%	8%

* Prospectus dated May 1, 2015, as supplemented November 6, 2015. Actual assets allocation may vary.
** Alternative Underlying Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds or seek returns with a low correlation to global equity markets.
2. Significant Accounting Policies
The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”)
which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

In May 2015, Financial Accounting Standards Board issued Accounting Standard Updates (“ASU”) No. 2015-07, Fair Value
Measurement (Topic 820), Disclosures for Investments in certain entities that calculate NAV per share (or its equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net

84 Notes to Financial Statements

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LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2015 asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. The ASU was not early adopted as of year-end and its impact for future reporting periods is being evaluated.

Security Valuation
The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell
Fund Services Company (“RFSC”).

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs such as interest rates, yield curves, implied volatilities, credit spreads or other market corroborated inputs

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by RFSC, acting at the discretion of the Board, that are used in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments categorized as
Level 1 and Level 2 of the fair value hierarchy are as follows:

Derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.
Derivatives may be classified into two groups depending upon the way that they are traded: privately traded over-the-counter
(“OTC”) derivatives that do not go through an exchange or intermediary and exchange-traded derivatives that are traded through specialized derivatives exchanges or other regulated exchanges. OTC derivatives are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative instrument can be estimated by a pricing service provider using a series of techniques, including simulation pricing models.
The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. OTC derivatives that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy, with the exception of foreign currency spot contracts which are categorized as Level 1 of the fair value hierarchy. OTC derivatives that use broker dealer quotations are categorized as level 3 of the fair value hierarchy. Exchange-traded derivatives are valued based on the last reported sales price on the day of valuation and are categorized as Level 1 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party

Notes to Financial Statements 85

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2015 prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 Fair Value Investments
The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available, or are not reliable, are valued at fair value as determined in good faith by RFSC and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s net asset value ("NAV"), securities will not be priced on the basis of quotes from the primary market in which they are traded, but instead may be priced by another method that RFSC believes accurately reflects fair value and will be categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by RFSC would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the security was sold.

RFSC employs third party pricing vendors to provide fair value measurements. RFSC oversees third-party pricing service providers in order to support the valuation process throughout the year.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, RFSC may elect to obtain indicative market quotations (“broker quotes”) directly from the broker or passed through from a third party vendor. In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received on a daily basis, RFSC does not have the transparency to view the underlying inputs which support the broker quotes. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. RFSC is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that present changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, a Level 3 reconciliation and an additional disclosure about fair value measurements, if any, has been included in the Presentation of Portfolio Holdings for each respective Fund.

These significant unobservable inputs are further disclosed in the Presentation of Portfolio Holdings for each respective Fund as applicable.

Investment Transactions
Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost incurred within a particular Fund or Underlying
Fund.

Investment Income
Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

86 Notes to Financial Statements

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2015

Federal Income Taxes
Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify or continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended (the “Code”) and intends to distribute all of its taxable income and capital gains.
Therefore, no federal income tax provision is required for the Funds.

Each Fund files a U.S. tax return. At December 31, 2015, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended December 31, 2012 through December 31,
2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Dividends and Distributions to Shareholders
Income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, the Underlying
Funds sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their NAVs.

Expenses
Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the Underlying Funds’ fees and expenses incurred indirectly by the Funds will vary.

The Funds pay their own expenses other than those expressly assumed by RIMCo, the Funds’ adviser, or RFSC. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Derivatives
The Funds may invest in derivatives. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate the Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash to markets, hedging and return enhancement. In addition, certain
Funds may enter into foreign exchange contracts for trade settlement purposes. The Funds may pursue their strategy of being fully invested by exposing cash to the performance of segments of the global equity market by purchasing index futures contracts. This is intended to cause the Funds to perform as though cash were actually invested in the global equity market.

Notes to Financial Statements 87

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2015

Hedging may be used by the Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical securities, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, leveraging risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk, valuation risk and credit risk.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central exchange clearing house. Exchange-
traded or exchange-cleared transactions generally present less counterparty risk to a Fund. The exchange’s clearinghouse stands between the Fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearing house and the clearing member. Cleared swap contracts are subject to clearing house rules, including initial and variation margin requirement, daily settlement of obligations and the clearing house guarantee of payments to the broker. There is, however, still counterparty risk due to the insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral and margin requirements for exchange-traded or exchange-cleared derivatives are established through regulation, as well as set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of Assets and Liabilities as cash held at the broker for futures contracts and cash held at the broker for swap contracts, respectively. Securities pledged by a Fund for exchange-
traded and exchange-cleared transactions are noted as collateral or margin requirements in the Schedule of Investments.

The effects of derivative instruments, categorized by risk exposure, on the Statements of Assets and Liabilities and the Statements of
Operations, for the period ended December 31, 2015, if applicable, are disclosed in the Fair Value of Derivative Instruments table following each applicable Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts
The Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, certain Funds may enter into FX contracts to hedge certain foreign currency-denominated assets.
FX contracts are recorded at fair value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities.

For the period ended December 31, 2015, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Moderate Strategy Fund	Return enhancement and hedging
Balanced Strategy Fund	Return enhancement and hedging
Growth Strategy Fund	Return enhancement and hedging
Equity Growth Strategy Fund	Return enhancement and hedging

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

	Outstanding Contract Amounts Sold
Quarter Ended	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Moderate Strategy Fund	$ —	$ —	$ 11,461,523	$11,478,909
Balanced Strategy Fund	—	—	55,403,010	54,511,091
Growth Strategy Fund	—	—	37,088,090	37,350,002
Equity Growth Strategy Fund	—	—	9,941,607	9,931,752

	Outstanding Contract Amounts Bought
Quarter Ended	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Moderate Strategy Fund	$ —	$ —	$ 11,480,629	$11,466,855
Balanced Strategy Fund	—	—	55,507,580	54,446,403
Growth Strategy Fund	—	—	37,150,739	37,329,502
Equity Growth Strategy Fund	—	—	9,956,975	9,927,236

88 Notes to Financial Statements

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2015

Options
The Funds may purchase and sell (write) call and put options on securities and securities indices. Such options are traded on a national securities exchange or in an OTC market. The Funds may also purchase and sell (write) call and put options on foreign currencies.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s
Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-
to-market to reflect the current fair value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the underlying instrument above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying instrument.

When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a
Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the
Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

The Funds may enter into a swaption (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

For the period ended December 31, 2015, the Funds purchased or sold options primarily for the strategies listed below:

Funds	Strategies
Moderate Strategy Fund	Return enhancement and hedging
Balanced Strategy Fund	Return enhancement and hedging
Growth Strategy Fund	Return enhancement and hedging
Equity Growth Strategy Fund	Return enhancement and hedging

The Funds’ options contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly activity of options contracts measured by notional in USD.

		Notional of Options Contracts Opened or Closed
Funds		March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Moderate Strategy Fund	Opened	—	—	2,871,147	—
	Closed	—	—	—	2,871,147
Balanced Strategy Fund	Opened	—	—	15,089,747	—
	Closed	—	—	—	15,089,747
Growth Strategy Fund	Opened	—	—	9,781,990	—
	Closed	—	—	—	9,781,990
Equity Growth Strategy Fund	Opened	—	—	2,653,890	—
	Closed	—	—	—	2,653,890

Futures Contracts
The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts).

The face or contract value of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in fair value of the securities held by

Notes to Financial Statements 89

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2015 the Funds and the prices of futures contracts, and the possibility of an illiquid market. Upon entering into a futures contract, the
Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% to 10% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended December 31, 2015, the following Funds entered into futures contracts primarily for the strategies listed below:

Funds	Strategies
Moderate Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Balanced Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Growth Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Equity Growth Strategy Fund	Return enhancement, hedging, and exposing cash to markets

The Funds’ futures contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly activity of futures contracts measured by notional in USD.

		Notional of Futures Contracts Opened or Closed
Funds		March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Moderate Strategy Fund	Opened	—	—	10,472,461	7,816,986
	Closed	—	—	5,313,258	7,926,389
Balanced Strategy Fund	Opened	—	—	47,093,542	28,756,638
	Closed	—	—	23,841,605	29,443,308
Growth Strategy Fund	Opened	—	—	29,490,049	15,705,627
	Closed	—	—	15,815,091	15,750,880
Equity Growth Strategy Fund	Opened	—	—	7,115,890	3,463,823
	Closed	—	—	3,934,468	3,496,357

Swap Agreements
The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying only the net amount of the two payments). When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations to pay or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

The Funds may enter into several different types of swap agreements including credit default, interest rate, total return (equity and/
or index) and currency swaps. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk
(the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed or variable payment per period for a payment that is not fixed. Equity swaps are a counterparty agreement where two parties exchange two sets of cash flows on predetermined dates for an agreed upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate such as LIBOR plus or minus a pre-defined spread. Index swap agreements are a counterparty agreement intended to expose cash to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Currency swaps are a counterparty agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned.

The Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date, or for return enhancement. Under most swap agreements entered into by a Fund, the parties' obligations are determined on a "net basis".
The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated.
To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

90 Notes to Financial Statements

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2015

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt.

Credit Default Swaps
Certain Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Funds may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Funds may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Funds may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, Funds enter into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow Funds to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

As the seller of protection in a credit default swap, a Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event) and the counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

Certain Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held their portfolios or to take a short position in a debt security, in which case the Fund would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). Certain Funds may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. Certain Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or another defined credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and, for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues as of period-end are disclosed in the Schedules of Investments and generally serve as an indicator of the current

Notes to Financial Statements 91

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2015 status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-
backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that Funds as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December
31, 2015, for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Credit default swaps could result in losses if the Funds do not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of a Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds will be able to do so, the Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party.
The Funds may have limited ability to eliminate their exposure under a credit default swap if the credit quality of the reference entity or underlying asset has declined.

For the period ended December 31, 2015, the Funds entered into credit default swaps primarily for the strategies listed below:

Funds	Strategies
Moderate Strategy Fund	Return enhancement and hedging
Balanced Strategy Fund	Return enhancement and hedging

The Funds’ period end credit default swap contracts, as presented in the table following the Schedule of Investments, generally are indicative of the volume of their derivative activity during the quarter ended December 31, 2015. There was no activity prior to the fourth quarter.

Total Return Swaps
The Funds may enter into index swap agreements to expose cash to markets or to effect investment transactions. Index swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return)
earned or realized on particular investments or instruments.

The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

For the period ended December 31, 2015, the Funds entered into total return swaps primarily for the strategies listed below:

Funds	Strategies
Moderate Strategy Fund	Return enhancement and hedging
Balanced Strategy Fund	Return enhancement and hedging
Growth Strategy Fund	Return enhancement and hedging
Equity Growth Strategy Fund	Return enhancement and hedging

92 Notes to Financial Statements

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2015

The Funds’ period end total return swap contracts, as presented in the table following the Schedule of Investments, generally are indicative of the volume of their derivative activity during the period ended December 31, 2015.

	Total Return Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Moderate Strategy Fund	$ —	$ —	$ 999,567	$1,079,618
Balanced Strategy Fund	—	—	2,900,126	3,132,386
Growth Strategy Fund	—	—	—	6,480,696
Equity Growth Strategy Fund	—	—	1,400,315	1,512,461

Master Agreements
Certain Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”)
with counterparties that govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination and default include conditions that may entitle either party to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.
Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different ISDA Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Disclosure about Offsetting Assets and Liabilities
The Balance Sheet disclosure is based on various netting agreements between brokers and counterparties, such as ISDA Master
Agreements and Master Forward Agreements. Certain Funds utilized multiple counterparties. The quantitative disclosure begins with disaggregation of counterparties by legal entity and the roll up of the data to reflect a single counterparty in the table within the
Funds’ financial statements. Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity.

Guarantees
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk
In the normal course of business, the Funds or Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform
(credit risk). Similar to credit risk, the Funds or Underlying Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds or Underlying Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Funds' or Underlying Funds' financial statements (the “Assets”).
The Assets consist principally of cash due from counterparties and investments. The extent of the Funds' or Underlying Funds'
exposure to market, credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the
Funds' or Underlying Funds' Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by an Underlying Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have

Notes to Financial Statements 93

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2015 the same impact on all types of securities and may expose an Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held. This could cause an Underlying Fund to underperform other types of investments.
3. Investment Transactions

Securities
During the period ended December 31, 2015, purchases and sales of investment securities (excluding short-term investments, options and futures) were as follows:

	Purchases	Sales
Moderate Strategy Fund	$32,125,412	$34,547,623
Balanced Strategy Fund	71,076,465	80,604,822
Growth Strategy Fund	54,063,500	48,352,354
Equity Growth Strategy Fund	15,794,858	16,377,626

4. Related Party Transactions, Fees and Expenses

Adviser, Administrator, Transfer and Dividend Disbursing Agent
RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund and managing each Fund's overall exposures. RFSC is the Funds’ administrator and transfer and dividend disbursing agent and among other services, with the assistance of RIMCo and its affiliates, provides the
Funds with office space, equipment and personnel necessary to operate and administrate the Funds' business and to supervise the provision of services by certain third parties. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company ("FRC") (which is an indirect subsidiary of London Stock Exchange Group plc ("LSEG")).

RIMCo has advised the Funds that, on October 8, 2015, Emerald Acquisition Limited, a company incorporated under the laws of England and Wales (“Buyer”), entered into an agreement with FRC and LSEG through which Buyer will acquire FRC’s asset management business (“Russell Investments”), including RIMCo, from LSEG (the “Transaction”). Buyer is a newly formed acquisition vehicle through which private equity funds affiliated with TA Associates will acquire a majority ownership interest and private equity funds affiliated with Reverence Capital Partners will acquire a significant minority ownership interest in Russell
Investments. RIMCo expects that the Transaction will be consummated in the first half of 2016, subject to regulatory and other approvals and confirmations, and other conditions being satisfied.

The Funds are permitted to invest their cash (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell U.S. Cash Management Fund, an unregistered Fund advised by RIMCo. As of December 31, 2015, the
Funds had invested $9,793,553 in the Russell U.S. Cash Management Fund.

The advisory fee of 0.20% is based upon the average daily net assets of each Fund and the administrative fee of up to 0.0425%
is based on the combined average daily net assets of the Funds. Advisory and administration fees are paid monthly. The following table shows the total amount of each of these fees paid by the Funds for the period ended December 31, 2015:

	Advisory	Administrative
Moderate Strategy Fund	$224,233	$47,650
Balanced Strategy Fund	616,359	130,976
Growth Strategy Fund	418,949	89,027
Equity Growth Strategy Fund	102,297	21,738

RIMCo has agreed to certain waivers of its advisory fees as follows:

For the Moderate Strategy Fund, RIMCo has contractually agreed, until April 30, 2016, to waive up to the full amount of its
0.20% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.11% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

For the Balanced Strategy Fund, RIMCo has contractually agreed, until April 30, 2016, to waive up to the full amount of its
0.20% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.11% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include
94 Notes to Financial Statements

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2015 extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

For the Growth Strategy Fund, RIMCo has contractually agreed, until April 30, 2016, to waive up to the full amount of its 0.20%
advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

For the Equity Growth Strategy Fund, RIMCo has contractually agreed, until April 30, 2016, to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

For the period ended December 31, 2015, RIMCo waived/reimbursed the following expenses:

	Waiver	Reimbursement	Total
Moderate Strategy Fund	$224,233	$19,239	$243,472
Balanced Strategy Fund	560,254	—	560,254
Growth Strategy Fund	388,011	—	388,011
Equity Growth Strategy Fund	102,297	41,560	143,857

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. The following shows the total amount of this fee paid by the Funds for the period ended December 31, 2015:

Amount
Moderate Strategy Fund	$4,933
Balanced Strategy Fund	13,560
Growth Strategy Fund	9,217
Equity Growth Strategy Fund	2,251

Distributor
Russell Financial Services, Inc. (the “Distributor”), a wholly-owned subsidiary of RIMCo, is the distributor for the Investment
Company pursuant to a distribution agreement with the Investment Company. The Distributor receives no compensation from the
Investment Company for its services.

Accrued Fees Payable to Affiliates
Accrued fees payable to affiliates for the period ended December 31, 2015 were as follows:

	Moderate Strategy	Balanced Strategy	Growth Strategy	Equity Growth
	Fund	Fund	Fund	Strategy Fund
Advisory fees	$251	$6,394	$4,345	$—
Administration fees	3,905	10,442	7,232	1,729
Transfer agent fees	404	1,081	749	179
Trustee fees	537	1,474	963	246
	$5,097	$19,391	$13,289	$2,154

Board of Trustees
The Russell Fund Complex consists of RIC, which has 41 funds and RIF, which has 9 funds. Each of the Trustees is a Trustee of RIC and RIF. During the period, the Funds paid each of their independent Trustees a retainer of $102,000 per year; and each
Trustee $7,000 for each regularly scheduled meeting attended in person and $3,500 for each special meeting and the Annual 38a-1 meeting attended in person, and for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment

Notes to Financial Statements 95

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2015

Committee meeting or any other committee meeting established and approved by the Board attended in person. Each Trustee receives $1,000 for attendance of telephonic board meetings, except for telephonic board meetings called pursuant to RIC and
RIF’s Security Valuation and Pricing Procedures; and $500 for attendance of telephonic Committee meetings. Each independent
Trustee is also paid $200 per hour for time spent for formal deposition preparation and in depositions related to the McClure litigation (see note 7). The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $12,000 per year. The chairman of the Board receives additional annual compensation of $85,000. Ms. Cavanaugh and the Trustee Emeritus are not compensated by the Russell Fund Complex for service as a Trustee.  Trustees’ out of pocket expenses are also paid by the Russell Fund Complex.

Transactions with Affiliated Companies (amounts in thousands)
An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control with. Transactions during the period ended December 31, 2015 with Underlying Funds which are, or were, an affiliated company are as follows:

				Realized Gain	Income	Capital Gains
	Fair Value	Purchases Cost	Sales Cost	(Loss)	Distributions	Distributions
Moderate Strategy Fund
RIC Russell Commodity Strategies Fund Class Y	$1,628	$871	$1,292	$(192)	$—	$—
RIC Russell Global Infrastructure Fund Class Y	3,240	740	2,563	22	88	87
RIC Russell Multi-Strategy Alternative Fund
Class Y	—	52	3,584	(81)	—	—
RIF Global Real Estate Securities Fund	1,080	242	1,115	339	25	54
RIC Russell U.S. Defensive Equity Fund Class
Y	4,303	391	1,055	306	67	—
RIC Russell U.S. Dynamic Equity Fund Class Y	3,216	1,382	644	(39)	146	315
RIF Aggressive Equity Fund	4,279	1,259	971	(30)	38	406
RIF Multi-Style Equity Fund	4,835	2,598	3,117	90	100	381
RIC Russell Global Opportunistic Credit Fund
Class Y	14,098	11,784	1,350	(72)	452	—
RIC Russell Investment Grade Bond Fund Class
Y	17,353	2,068	4,910	1	675	27
RIF Core Bond Fund	34,671	6,748	8,706	27	1,169	146
RIC Russell Emerging Markets Fund Class Y	4,276	1,267	920	(96)	16	—
RIC Russell Global Equity Fund Class Y	6,458	1,510	1,298	45	126	545
RIF Non-U.S. Fund	6,441	1,213	2,518	185	89	—
Russell U.S. Cash Management Fund	1,732	2,907	1,176	—	—	—
	$107,610	$35,032	$35,219	$505	$2,991	$1,961
Balanced Strategy Fund
RIC Russell Commodity Strategies Fund Class Y	$6,521	$6,009	$3,507	$(525)	$—	$—
RIC Russell Global Infrastructure Fund Class Y	11,526	2,067	3,206	(24)	318	307
RIC Russell Multi-Strategy Alternative Fund
Class Y	—	64	9,734	(233)	—	—
RIF Global Real Estate Securities Fund	2,875	534	1,594	743	68	133
RIC Russell U.S. Defensive Equity Fund Class
Y	20,100	2,329	3,737	351	320	—
RIC Russell U.S. Dynamic Equity Fund Class Y	20,094	4,437	4,350	(322)	916	1,968
RIF Aggressive Equity Fund	17,198	3,376	6,114	(232)	169	1,670
RIF Multi-Style Equity Fund	22,267	9,155	10,352	516	442	1,746
RIC Russell Global Opportunistic Credit Fund
Class Y	26,061	18,995	3,357	(225)	1,060	—
RIF Core Bond Fund	81,130	10,465	14,774	(100)	2,682	342
RIC Russell Emerging Markets Fund Class Y	17,194	3,852	5,097	(483)	62	—
RIC Russell Global Equity Fund Class Y	28,754	5,537	5,495	174	566	2,441
RIF Non-U.S. Fund	28,716	4,256	8,623	1,025	395	—
Russell U.S. Cash Management Fund	4,030	8,309	4,279	—	—	—
	$286,466	$79,385	$84,219	$665	$6,998	$8,607
Growth Strategy Fund
RIC Russell Commodity Strategies Fund Class Y	$6,054	$3,714	$3,165	$(534)	$—	$—

96 Notes to Financial Statements

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2015

				Realized Gain	Income	Capital Gains
	Fair Value	Purchases Cost	Sales Cost	(Loss)	Distributions	Distributions
RIC Russell Global Infrastructure Fund Class Y	10,028	1,865	2,076	(70)	273	265
RIC Russell Multi-Strategy Alternative Fund
Class Y	—	52	8,615	(226)	—	—
RIF Global Real Estate Securities Fund	6,019	2,747	1,155	(58)	135	235
RIC Russell U.S. Defensive Equity Fund Class
Y	15,984	2,902	2,526	89	250	—
RIC Russell U.S. Dynamic Equity Fund Class Y	15,932	3,710	3,008	(291)	728	1,566
RIF Aggressive Equity Fund	17,884	3,823	2,515	(211)	163	1,693
RIF Multi-Style Equity Fund	21,950	12,046	7,849	(167)	384	1,628
RIC Russell Global Opportunistic Credit Fund
Class Y	10,079	1,401	3,030	(208)	427	—
RIF Core Bond Fund	24,162	7,749	3,610	(60)	757	94
RIC Russell Emerging Markets Fund Class Y	17,871	5,025	2,162	(270)	66	—
RIC Russell Global Equity Fund Class Y	24,005	4,980	5,957	250	470	2,029
RIF Non-U.S. Fund	25,960	4,050	4,346	94	317	—
Russell U.S. Cash Management Fund	3,297	7,027	3,729	—	—	—
	$199,225	$61,091	$53,743	$(1,662)	$3,970	$7,510
Equity Growth Strategy Fund
RIC Russell Commodity Strategies Fund Class Y	$1,460	$1,430	$808	$(124)	$—	$—
RIC Russell Global Infrastructure Fund Class Y	2,410	550	716	(10)	66	64
RIC Russell Multi-Strategy Alternative Fund
Class Y	—	23	2,697	(67)	—	—
RIF Global Real Estate Securities Fund	1,443	881	408	(6)	33	55
RIC Russell U.S. Defensive Equity Fund Class
Y	4,317	1,668	972	(2)	69	—
RIC Russell U.S. Dynamic Equity Fund Class Y	4,318	1,085	1,594	(38)	196	422
RIF Aggressive Equity Fund	5,270	1,732	1,073	(81)	47	490
RIF Multi-Style Equity Fund	4,798	1,966	2,007	151	92	371
RIC Russell Global Opportunistic Credit Fund
Class Y	4,358	1,305	775	(53)	184	—
RIC Russell Emerging Markets Fund Class Y	5,265	2,058	1,042	(123)	19	—
RIC Russell Global Equity Fund Class Y	7,207	1,977	1,492	(42)	141	609
RIF Non-U.S. Fund	6,241	1,120	2,779	410	92	—
Russell U.S. Cash Management Fund	734	1,512	777	—	—	—
	$47,821	$17,307	$17,140	$15	$939	$2,011

5. Federal Income Taxes
At December 31, 2015, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Moderate Strategy	Balanced Strategy	Equity Growth
	Fund	Fund	Growth Strategy Fund	Strategy Fund
Cost of Investments	$107,494,186	$276,284,628	$196,003,663	$47,479,559
Unrealized Appreciation	$249,524	$15,953,668	$6,864,698	$532,809
Unrealized Depreciation	(133,219)	(5,772,771)	(3,643,035)	(190,988)
Net Unrealized Appreciation (Depreciation)	$116,305	$10,180,897	$3,221,663	$341,821
Undistributed Ordinary Income	$194,674	$509,759	$—	$153,124
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$1,772,561	$283,312	$5,518	$—
Tax Composition of Distributions
Ordinary Income	$2,848,249	$6,551,193	$3,895,203	$769,295
Long-Term Capital Gains	$2,622,153	$17,302,939	$13,458,219	$3,851,748

As permitted by tax regulations, the Funds intend to defer a net realized capital loss incurred from November 1, 2015 to December
31, 2015, and treat it as arising in the fiscal year 2016. As of December 31, 2015, the Funds had realized a capital loss as follows:

Notes to Financial Statements 97

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2015

Moderate Strategy Fund	$50,762
Balanced Strategy Fund	$93,472
Growth Strategy Fund	$367,750
Equity Growth Strategy Fund	$65,039

At December 31, 2015, none of the Funds had capital losses available for carryforwards.
6. Record Ownership
As of December 31, 2015, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund.

	# of Shareholders	%
Moderate Strategy Fund	1	92.8
Balanced Strategy Fund	1	91.9
Growth Strategy Fund	1	88.7
Equity Growth Strategy Fund	2	97.6

7. Pending Legal Proceedings
On October 17, 2013, Fred McClure filed a derivative lawsuit against RIMCo on behalf of ten RIC funds, some of which are
Underlying Funds in which the Funds invest: the Russell Commodity Strategies Fund, Russell Emerging Markets Fund, Russell
Global Equity Fund, Russell Global Infrastructure Fund, Russell Global Opportunistic Credit Fund, Russell International
Developed Markets Fund, Russell Multi-Strategy Alternative Fund, Russell Strategic Bond Fund, Russell U.S. Small Cap Equity
Fund and Russell Global Real Estate Securities Fund. The lawsuit, which was filed in the United States District Court for the
District of Massachusetts, seeks recovery under Section 36(b) of the Investment Company Act, as amended, for the funds’ alleged payment of excessive investment management fees to RIMCo. On December 8, 2014, Fred McClure filed a second derivative lawsuit in the United States District Court for the District of Massachusetts. This second suit involves the same ten funds, and the allegations are similar, although the second suit adds a claim alleging that RFSC charged the funds excessive administrative fees under Section 36(b). The plaintiff seeks on behalf of the Funds recovery of the amount of the allegedly excessive compensation or payments received from these ten funds and earnings that would have accrued to plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid, for a period commencing one year prior to the filing of the lawsuit through the date of the trial. RIMCo and RFSC are defending the actions.
8. Subsequent Events
Management has evaluated the events and /or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments to the financial statements or additional disclosures.

98 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Russell Investment Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, and Equity Growth Strategy Fund (four of the portfolios constituting Russell Investment Funds, hereafter collectively referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”)
are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with brokers and the transfer agent, provide a reasonable basis for our opinion.

Report of Independent Registered Public Accounting Firm 99

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Tax Information — December 31, 2015 (Unaudited)

For the tax year ended December 31, 2015, the Funds hereby designate 100% or the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Moderate Strategy	11.8%
Balanced Strategy	23.0%
Growth Strategy	34.7%
Equity Growth Strategy	39.2%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2015:

Moderate Strategy	$2,622,153
Balanced Strategy	$17,302,939
Growth Strategy	$13,458,219
Equity Growth Strategy	$3,851,748

100 Tax Information

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts —(Unaudited)

Factors Considered by the Trustees and their Recommendation
The Investment Company Act requires that the Board, including a majority of its members who are not considered to be “interested persons” under the Investment Company Act (the “Independent Trustees”) voting separately, approve initially for a term not to exceed two years the advisory agreement with RIMCo (the “Existing RIMCo Agreement”) and, with respect to the Funds that employ a manager-
of-managers method of investment, the portfolio management and non-discretionary investment advisory contract, as applicable, with each discretionary and non-discretionary sub-adviser (each a “Money Manager”) of the Funds (collectively, the “Existing Money
Manager Agreements,” and together with the Existing RIMCo Agreement, the “Existing RIF Agreements”) and, thereafter, to approve the continuation of each such Existing RIF Agreement on at least an annual basis, and that the terms and conditions of each Existing
RIF Agreement provide for its termination if continuation is not approved annually and upon its “assignment” within the meaning of
Section 2(a)(4) of the Investment Company Act (“assignment”).

The Board, including all of the Independent Trustees, considered and approved the Existing RIF Agreements for an initial term of two years at a meeting held in person on July 29, 2014, and shareholders of each Fund approved the Fund’s Existing RIMCo Agreement on
November 3, 2014 in connection with the change of control resulting from LSEG’s acquisition of FRC in a transaction with Northwestern
Mutual Life Insurance Company (“Northwestern Mutual”) (the “LSEG Transaction”).

In connection with the LSEG Transaction, completion of which was announced on December 3, 2014, LSEG stated that it would undertake a comprehensive review (the “Review”) of FRC’s investment management business to determine its positioning and fit with
LSEG. One part of the Review was to determine whether the FRC investment management business would be more valuable as part of the LSEG organization or as part of an organization with existing investment management activities. On February 5, 2015, LSEG publicly announced that it had completed the Review, that the conclusion of the Review was to explore a sale of the FRC investment management business in its entirety, and that a sale process would commence. Following this date, LSEG solicited expressions of interest in acquiring FRC’s investment management business from potential bidders in an auction process. LSEG will retain FRC and
FRC’s index business. FRC’s index business has historically provided various services and support to RIMCo in respect of RIMCo’s
Fund-related activities. In connection with the Transaction (defined below), FRC and Russell Investments will enter into index and intellectual property license agreements which will provide Russell Investments, including RIMCo, with access to the LSEG retained intellectual property and index data used in the conduct of its asset management business, including RIMCo’s Fund-related services.

The Independent Trustees discussed with RIMCo and LSEG and monitored throughout the sale process the impact of uncertainty as to RIMCo’s ownership on the retention of key employees and on the ability of the Funds to retain assets and attract additional assets.
The Independent Trustees requested, and RIMCo provided, weekly reports regarding Fund asset inflows and outflows and departures of key personnel. The Independent Trustees also received periodic status reports regarding the sale process from RIMCo and LSEG.
Following the emergence of interested bidders, the Independent Trustees communicated their perspectives on certain of the bidders to RIMCo or LSEG when presented with opportunities to do so. With respect to private equity firm bidders, such as TA Associates
Management and TA Associates L.P. (together, “TA Associates”), these perspectives included Board concerns as to possible negative market reaction to the perceived transitional nature of any transaction with a private equity firm and to any utilization of significant leverage to complete such a transaction. The Board received status reports on the sale process not only at its regularly scheduled quarterly meetings during the sale process but in interim telephone conference call meetings with RIMCo and/or LSEG.

In anticipation of a change of ownership of RIMCo and consequent assignment and termination of the Existing RIF Agreements as a result of the announced conclusions of the Review, the Board met in person on May 18, 2015 (the “Existing RIF Agreement Review
Meeting”) to review and discuss with RIMCo information (the “Existing RIF Agreement Financial Information”) regarding each Fund’s performance, fees, expenses, and profitability as of December 31, 2014.

During the course of a year, the Trustees receive a wide variety of materials regarding, among other things, the investment performance of the Funds, sales and redemptions of the Funds’ shares, management of the Funds and other services provided by RIMCo, and compliance with applicable regulatory requirements. In preparation for the Existing RIF Agreement Review Meeting, the Independent
Trustees, with the advice and assistance of their independent counsel (“Independent Counsel”), also requested, and the Board reviewed:
(1) information and reports prepared by RIMCo relating to the profitability of each Fund to RIMCo; (2) information (the “Third-
Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of certain of the Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds; and (3) information prepared by RIMCo (the “RIMCo Comparative Information”) comparing the performance of the Underlying Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by RIMCo to be generally

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

comparable in investment objectives to the Underlying Funds. In the case of each Fund, its other peer funds, whether identified as such in the Third-Party Information or the RIMCo Comparative Information, are collectively hereinafter referred to as the Fund’s
“Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance
Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons.
In the case of certain, but not all, Funds, the Third-Party Information reflected changes in the Comparable Funds included in the
Expense Universes as requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing and other information received by the Board, including the Independent Trustees, in connection with its review of the Existing RIF Agreements at the Existing RIF Agreement Review Meeting is included in the Existing RIF Agreement Financial Information.

On October 8, 2015, LSEG announced that it had entered into a stock and asset purchase agreement with FRC and Emerald Acquisition
Limited (“Emerald Acquisition”), providing for a possible sale of FRC’s investment management business (“Russell Investments”)
to Emerald Acquisition (the “Transaction”). The Transaction, if completed, would result in the assignment of the Existing RIMCo
Agreement. Because the Existing RIMCo Agreement would terminate upon its assignment, the Board was asked to consider approval of the terms and conditions of a new agreement (the “Post-Transaction RIMCo Agreement”) pursuant to which RIMCo, as an affiliate of Emerald Acquisition, would continue to serve as the investment adviser of each Fund following completion of the Transaction and thereafter to submit the Post-Transaction RIMCo Agreement to each Fund’s shareholders for approval, as required by the Investment
Company Act. Because the Existing Money Manager Agreements may be deemed to terminate upon assignment of each Fund’s
Existing RIMCo Agreement, the Board also was asked to approve new portfolio management and/or non-discretionary investment advisory contracts with each applicable Fund’s Money Managers (the “Post-Transaction Money Manager Agreements,” and together with the Post-Transaction RIMCo Agreement, the “Post-Transaction RIF Agreements”).

Following the announcement by LSEG of the Transaction, the Independent Trustees, with the advice and assistance of Independent
Counsel, requested information to evaluate the Post-Transaction RIF Agreements. The Independent Trustees requested information relating to the nature, scope, and quality of services provided to the Funds by RIMCo and its affiliates and advised RIMCo of their willingness to rely upon the Existing RIF Agreement Financial Information in their evaluation of the Post-Transaction RIF Agreements, if and to the extent that such information, together with any information updating or supplementing such information, continued to be accurate and complete as of the date of the request. In response to this request, RIMCo provided information relating to the nature, scope, and quality of services provided to the Funds by RIMCo and its affiliates which information also included the Existing RIF
Agreement Financial Information as updated or supplemented as needed. Separately, the Independent Trustees submitted requests for information specifically regarding Emerald Acquisition and the impact of the Transaction on the interests of the Funds and their shareholders. The foregoing information and other information provided or presented by RIMCo, Emerald Acquisition, TA Associates, and Reverence Capital to the Board, including the Independent Trustees, in connection with its evaluation of the Post-Transaction RIF
Agreements, including the information referred to below, hereinafter is referred to collectively as the “Post-Transaction RIF Agreement
Information.”

On November 3, 2015, the Board met by telephone conference call to discuss preliminarily the announcement of the Transaction with representatives of FRC, RIMCo and TA Associates.

At a meeting held in person on December 7-8, 2015 (the “Post-Transaction RIF Agreement Information Meeting”), the Board, in further preparation for its evaluation of the Post-Transaction RIF Agreements, reviewed the Post-Transaction RIF Agreement Information with representatives of FRC, RIMCo, Fund management, TA Associates, and Reverence Capital, and separately in private sessions with Independent Counsel at which no representatives of FRC, RIMCo, Fund management, TA Associates, or Reverence Capital were present. Prior to the Post-Transaction RIF Agreement Information Meeting, the Board submitted supplemental information requests, including a supplemental request for additional analyses and information regarding the financial stability of RIMCo and financial models supporting the belief of TA Associates and Reverence Capital as to RIMCo’s financial stability following completion of the
Transaction. Prior to the Post-Transaction RIF Agreement Information Meeting, the Trustees received a memorandum from counsel to the Funds (“Fund Counsel”) discussing the legal standards for their consideration of the Post-Transaction RIF Agreements, and the Independent Trustees separately received a memorandum regarding their responsibilities from Independent Counsel. At the Post-
Transaction RIF Agreement Information Meeting, the Board requested additional information needed to evaluate the Post-Transaction
RIF Agreements, including information regarding covenants and events of default on one or more loans financing a portion of the
Transaction purchase price (the “Term Loan Facility”) borrowed under a credit agreement (the “Credit Agreement”) and a revolving credit facility under the Credit Agreement (the “Revolving Credit Facility” and together with the Term Loan Facility, the “Facilities”)
that could lead to a change of control of RIMCo.

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

The Board met in person on December 16, 2015 to consider the approval of the Post-Transaction RIF Agreements (the “Post-
Transaction RIF Agreement Evaluation Meeting,” and together with the Existing RIF Agreement Review Meeting and the Post-
Transaction RIF Agreement Information Meeting, the “Agreement Information Meetings,” or individually an “Agreement Information
Meeting”). At the Post-Transaction RIF Agreement Evaluation Meeting, the Independent Trustees met in person with representatives of FRC, RIMCo, and Fund management to review additional Post-Transaction RIF Agreement Information received after the Post-
Transaction RIF Agreement Information Meeting and prior to or at that meeting. Representatives of TA Associates and Reverence
Capital participated in the Post-Transaction RIF Agreement Information Meeting in person and participated in the Post-Transaction
RIF Agreement Evaluation Meeting by conference call. Presentations made by FRC, RIMCo, TA Associates, and Reverence Capital at the Agreement Information Meetings encompassed all of the Funds and the other RIMCo-managed funds for which the Board has supervisory responsibility (the “Other Russell Funds”). Information received by the Board, including the Independent Trustees, prior to and at the Agreement Information Meetings is included in the Post-Transaction RIF Agreement Information. Presentations made by
FRC, RIMCo, TA Associates, and Reverence Capital at the Agreement Information Meetings also are included in the Post-Transaction
RIF Agreement Information. Prior to voting at the Post-Transaction RIF Agreement Evaluation Meeting, the Independent Trustees
met in executive session with Independent Counsel, at which no representatives of FRC, RIMCo, Fund management, TA Associates, or Reverence Capital were present, to review additional Post-Transaction RIF Agreement Information received prior to and at the
Meeting. The discussion below reflects all of these reviews.

The Board’s evaluation of the Post-Transaction RIF Agreements reflected the Post-Transaction RIF Agreement Information and other information received by the Board during the course of the year or in prior years. The Independent Trustees’ evaluations of the Post-
Transaction RIF Agreements also reflected the knowledge and familiarity gained as Board members of the Funds and the Other Russell
Funds with respect to services provided by RIMCo, RIMCo’s affiliates, and each Money Manager to the Funds under the Existing RIF
Agreements and services proposed to be provided to the Funds under the Post-Transaction RIF Agreements.

In evaluating the Post-Transaction RIF Agreement Information, the Board considered that each of the Funds (the “Manager-of-Managers
Funds”), other than the Funds that are structured as funds of funds (the “Funds of Funds”), and each of the Underlying Funds in which the Funds of Funds invest, employs a manager-of-managers method of investment and RIMCo’s advice that such Manager-of-Managers
Funds and Underlying Funds in employing a manager-of-managers method of investment operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an investment advisory fee is paid by the investment company to its adviser, which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Funds except the Funds of Funds, which are currently managed only by RIMCo, and for all Underlying Funds. A Money Manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of a Manager-of-Managers Fund’s or Underlying Fund’s assets to manage directly in its discretion, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIMCo representing its investment recommendations, based upon which RIMCo purchases and sells securities for a
Manager-of-Managers Fund or Underlying Fund, or (3) both a discretionary and a non-discretionary assignment.

The Board considered that RIMCo (rather than any Money Manager in the case of Manager-of-Managers Funds and Underlying Funds)
is responsible under the Existing RIMCo Agreement, and would be responsible under the Post-Transaction RIMCo Agreement, for determining, implementing, and maintaining the investment program for each Fund. Assets of each Manager-of-Managers Fund and
Underlying Fund generally have been allocated among multiple Money Manager investment strategies. The Manager-of-Managers
Funds and Underlying Funds may employ discretionary and/or non-discretionary Money Managers selected by RIMCo, subject to
Board approval, for that Fund. RIMCo manages Manager-of-Managers Fund and Underlying Fund assets not allocated to discretionary
Money Managers, which include assets managed by RIMCo to effect a Manager-of-Managers Fund’s or Underlying Fund’s investment strategies and/or to actively manage a Manager-of-Managers Fund’s or Underlying Fund’s overall exposures to seek to achieve the desired risk/return profile for the Fund. RIMCo also manages the portion of Manager-of-Managers Fund and Underlying Fund assets for which a Manager-of-Managers Fund’s or Underlying Fund’s non-discretionary Money Managers provide model portfolios to RIMCo and each Manager-of-Managers Fund’s and Underlying Fund’s liquidity reserves. RIMCo may also manage portions of a Manager-of-
Managers Fund or Underlying Fund during transitions between Money Managers. The assets of each Fund of Funds are invested in different combinations of Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund of Funds and/or the Underlying Funds in which the Funds of Funds invest. In all cases, Fund assets are managed directly by RIMCo pursuant to authority provided by the Existing RIMCo Agreement, and would be managed directly by
RIMCo pursuant to authority provided by the Post-Transaction RIMCo Agreement.

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Manager-of-Managers Fund and Underlying
Fund and for actively managing allocations and reallocations of its assets among the Money Managers or their strategies and RIMCo itself. The Board has been advised that RIMCo’s goal with respect to the Manager-of-Managers Funds and Underlying Funds is
to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for a Manager-of-Managers Fund or
Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. For each Manager-of-Managers Fund and Underlying Fund, RIMCo is responsible, among other things, for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in or provide recommendations with respect to certain investment strategies for a Fund or Underlying Fund; and recommending annually to the Board whether portfolio management and non-discretionary investment advisory contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification, or termination of portfolio management and non-discretionary investment advisory contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment or strategy constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money
Manager or to coordinate the investment activities of Money Managers for the Manager-of-Managers Funds or Underlying Funds in a
complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but also on the basis of anticipated compatibility with other Money Managers in the same Manager-of-Managers Fund or Underlying
Fund. In light of the foregoing, the overall performance of each Manager-of-Managers Fund and Underlying Fund over appropriate periods has reflected, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers or their strategies in a manner designed to achieve the objectives of the Manager-of-Managers Fund or Underlying Fund.

The Board considered that the prospectuses for the Manager-of-Managers Funds and Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each such Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any Manager-of-Managers Fund or Underlying Fund. The Board further considered that
Manager-of-Managers Fund and Underlying Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the structure of the Manager-
of-Managers Funds and Underlying Funds.

The Board also considered the demands and complexity of managing the Manager-of-Managers Funds and Underlying Funds pursuant to the manager-of-managers structure; the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds;
and the likelihood that, at the current expense ratio of each Manager-of-Managers Fund and Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-
managers strategy of such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the structure of the Manager-of-Managers Funds and Underlying Funds, the Trustees
considered, with respect to each Fund, various specific factors in respect of the Post-Transaction RIMCo Agreement, including the following:

1. The nature, scope, and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2. The investment performance of each Fund, RIMCo and, with respect to the Manager-of-Managers Funds, each Money Manager, including the investment performance of each Fund in absolute terms and relative to its benchmark(s) and Comparable Funds;

3. The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers for Manager-of-Managers Funds and Underlying Funds;

104 Basis for Approval of Investment Advisory Contracts

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LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

4. Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative or transfer agent fees and any fees received for management or administration of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

5. Information provided by RIMCo as to expenses incurred by the Fund including the expenses incurred by each Fund relative to its
Comparable Funds;

6. Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund;
and

7. Information provided by RIMCo concerning economies of scale and whether any scale economies are adequately shared with the
Fund.

In reviewing the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board discussed with senior representatives of RIMCo at the Post-Transaction RIF Agreement Information Meeting the impact on the Funds’ operations of changes in RIMCo personnel providing investment management and other services to the Funds during the past year or expected in the future, whether as a result of the LSEG Transaction, the Review, the Transaction, or otherwise. The Board was not advised of any expected diminution in the nature, scope, or quality of the investment advisory or other services provided to the Funds from such changes.

As noted above, RIMCo, in addition to managing the investment of each Manager-of-Managers Fund’s and Underlying Fund’s cash, may directly manage a portion of certain Manager-of-Managers Funds and Underlying Funds (the “Participating Funds”) pursuant to the relevant Existing RIMCo Agreement and the Post-Transaction RIMCo Agreement, the actual allocation being determined from time to time by the Participating Funds’ portfolio manager. Beginning in 2012, RIMCo implemented a strategy of managing a portion of the assets of the Participating Funds to actively manage such Funds’ overall exposures by investing in securities or other instruments that RIMCo believes will achieve the desired risk/return profiles for such Funds. RIMCo monitors the Participating Funds’ risk/
return profiles by assessing Fund characteristics, including risk, using a variety of measurements, such as tracking error, and may seek to actively manage Fund exposures consistent with the Funds’ investment objectives and strategies. For U.S. equity Funds, Fund exposures may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry, or sector). For non-U.S. equity, global infrastructure, and global real estate Funds, Fund exposures may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry, sector, country or region). For fixed-income Funds, Fund exposures may be managed with the goal to increase or decrease exposures (such as sector, industry, currency, credit, or mortgage exposure, country risk, yield curve positioning or interest rates). For alternative and specialty
Funds, Fund exposures may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry, sector, region, currency, commodity, credit or mortgage exposure, country risk, yield curve positioning or interest rates). For all Funds, Fund characteristics may be managed to offset undesired relative over- or under-weights in order to seek to achieve the desired risk/return profile for each Fund. RIMCo may utilize quantitative or qualitative analysis or quantitative models designed to assess Fund characteristics and identify a portfolio that provides the desired exposures or use strategies based on indexes that represent the desired exposures, including index replication and optimized index sampling. Based on this, for the portion of a
Fund’s assets directly managed by RIMCo, RIMCo may invest in common stocks, fixed income securities, pooled investment vehicles, exchange-traded notes, REITs, short-term investments, currencies and/or derivatives, including futures, forwards, options, and/or swaps, in order to seek to achieve the desired risk/return profile for the Fund. Derivatives may be used to take long or short positions.
In addition, RIMCo may elect to adjust the exposure obtained through the cash equitization process to manage Fund exposures.

RIMCo also may manage Fund assets directly to effect a Fund’s investment strategies. RIMCo’s direct management of assets for these purposes is hereinafter referred to as the “Direct Management Services.” RIMCo also may reallocate Fund assets among Money
Managers, increase Fund cash reserves, or determine not to be fully invested. RIMCo’s Direct Management Services generally are not intended to be a primary driver of Manager-of-Managers Funds’ or Underlying Funds’ investment results, although the services may have a positive or negative impact on investment results, but rather are intended to enhance incrementally the ability of Funds to carry out their investment programs. The Board considered that during the period, and to the extent that RIMCo employs its Direct
Management Services other than via the cash equitization process in respect of Participating Funds, RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets that are directly managed and that the profits derived by RIMCo generally and from the Participating Funds consequently may be increased incrementally, although RIMCo may incur additional costs in providing Direct Management Services. The Board, however, also considered the potential benefits of the Direct Management

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

Services to Participating Funds; the limited, although increasing, amount of assets that to the date of the Agreement Information
Meetings were being managed directly by RIMCo pursuant to the Direct Management Services; and the fact that the aggregate Advisory
Fees paid by the Participating Funds are not increased as a result of RIMCo’s direct management of Fund assets as part of the Direct
Management Services or otherwise.

In reviewing the Funds’ Advisory Fees in light of Fund performance, the Board considered that in the Post-Transaction RIF Agreement
Information and at past meetings, RIMCo noted differences between the investment strategies of certain Funds and their respective
Comparable Funds in pursuing their investment objectives. The Board noted RIMCo’s further past advice that the strategies pursued by the Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

The Third-Party Information included, among other things, comparisons of the Funds’ Advisory Fees with the investment advisory fees of their Comparable Funds on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds). The Third-Party Information, among other things, showed that the RIF Multi-Style Equity Fund, RIF
Aggressive Equity Fund, RIF Non-U.S. Fund, RIF Core Bond Fund, and RIF Global Real Estate Securities Fund each had an Advisory
Fee which, compared with its Comparable Funds’ investment advisory fees on an actual basis, was ranked in the fourth or fifth quintile of its Expense Universe for that expense component. The Advisory Fee for each of the other Funds ranked in the third quintile or better of its Expense Universe. In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest investment advisory fees among the Expense Universe funds. The comparisons were based upon the latest fiscal years for the Expense Universe funds. The Board considered that the actual
Advisory Fee for each of the RIF Non-U.S. Fund and RIF Core Bond Fund was less than 1.5 basis points from the third quintile of its
Expense Universe. The Board further considered RIMCo’s explanation of the reasons for the Funds’ actual Advisory Fee rankings and
RIMCo’s belief that the Funds’ Advisory Fees are fair and reasonable under the circumstances, notwithstanding such comparisons.
Among other things, RIMCo noted that meaningful comparisons of investment advisory fees between funds affiliated with insurance companies issuing variable annuity and life policies and non-affiliated funds, such as the Funds, are difficult as insurance companies may allocate fees between the investment policies and their underlying funds. The Board determined that it would continue to monitor the Funds’ Advisory Fees against the Funds’ Comparable Funds’ investment advisory fees.

In discussing the Funds’ Advisory Fees generally, RIMCo noted, among other things, that its Advisory Fees for the Funds encompass services that may not be provided by investment advisers to the Funds’ Comparable Funds, such as cash equitization and, in the case of the Manager-of-Managers Funds and Underlying Funds, management of portfolio transition costs when Money Managers are added, terminated or replaced.

RIMCo also observed that its “margins” in providing investment advisory services to the Manager-of-Managers Funds and Underlying
Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Funds’ manager-of-
managers structure, including RIMCo’s payment of a significant portion of the Manager-of-Managers Funds’ and Underlying Funds’
Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered in the context of a Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s total expense ratio.

RIMCo attributed the relative ranking of the actual Advisory Fees of the RIF Multi-Style Equity Fund and the RIF Aggressive Equity
Fund to changes in the Funds’ respective Expense Universes during the past year that adversely affected each Fund’s Expense Universe rankings. RIMCo noted that the previous advisory fee waiver of 0.05% for the RIF Aggressive Equity Fund was removed effective May
1, 2015. RIMCo further noted that the total expense ratio for the RIF Multi-Style Equity Fund and the RIF Aggressive Equity Fund,
taking into account the removal of the 0.05% Advisory Fee waiver for the RIF Aggressive Equity Fund, ranked in the third quintile of their respective Expense Universes.

With respect to the RIF Global Real Estate Securities Fund, RIMCo noted that the Third-Party Information, to include a sufficient number of Comparable Funds in the Fund’s Expense Universe, included both global and U.S. real estate funds in the Expense Universe.
According to RIMCo, U.S. real estate funds generally have lower investment advisory fees, which lower the Expense Universe advisory fee median. RIMCo further noted that the Fund’s total expense ratio ranked in the third quintile of its Expense Universe.

Based upon information provided by RIMCo, the Board reviewed for each Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund appropriately reflects or should be revised to reflect any such economies. The Board reviewed,

106 Basis for Approval of Investment Advisory Contracts

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

among other things, the variability of Money Manager investment advisory fees and other factors associated with the manager-of-
managers structure employed by the Manager-of-Managers Funds and Underlying Funds as well as net Fund redemptions or purchases in recent years, including, especially, the period since LSEG’s announcement of the conclusion of the Review and its intention to sell the FRC investment management business. The Board considered RIMCo’s advice that the impact of its Direct Management Services was not expected to materially affect RIMCo’s economies due to the relatively small strategic allocation targets and associated costs to RIMCo of providing such services.

The Funds are distributed exclusively through variable annuity and variable life insurance contracts issued by insurance companies.
Currently, the Funds are made available to new holders of such insurance policies (“Insurance Contract Holders”) by one insurance company. RIMCo has advised the Board that it does not expect that additional insurance companies will make the Funds available to their variable annuity or variable life insurance policyholders in the near or long term because of a declining interest by the insurance companies generally in variable insurance trusts, such as the Funds, as investment vehicles supporting their products.
Notwithstanding this expectation, RIMCo has expressed its belief that the Funds will remain viable in light of their cash inflows from the current participating insurance company. The Board considered, among other things, the negative implications for significant future Fund asset growth of RIMCo’s expectation that no additional insurance companies will make the Funds available to their variable annuity and variable life insurance policyholders and other factors associated with the manager-of-managers structure employed by the
Manager-of-Managers Funds, including the variability of Money Manager investment advisory fees.

Northwestern Mutual is the insurance company making the Funds available to their Insurance Contract Holders. At the Post-Transaction
RIF Agreement Information Meeting, RIMCo expressed its belief that Northwestern Mutual intends to continue to make the Funds available to its Insurance Contract Holders following the Transaction. However, the Board received no direct assurances in this regard directly from Northwestern Mutual. If Northwestern Mutual were to discontinue its participation in the Funds, the Board considered that it is unlikely that the Funds would remain viable.

The Board also considered that the fees payable to RIMCo or its affiliates by most but not all institutional clients with respect to institutional funds with investment objectives similar to those of the Funds and the Other Russell Funds are lower, and, in some cases may be substantially lower, than the rates paid by certain of the Funds and the Other Russell Funds. The Trustees received information comparing the fees payable to RIMCo by certain institutional clients and the Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Funds. RIMCo explained, among other things, that institutional clients have fewer compliance, administrative, and other needs than the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients, and that the process associated with the acquisition of new assets is considerably more expensive in the retail market, relative to the institutional market. The Board noted that RIMCo provides office space and facilities to the Funds and all of the Funds’ officers.
Accordingly, the Trustees concluded that the services provided to the Funds are sufficiently different from the services provided to the institutional clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that none of the Funds had total expenses that ranked in fourth or fifth quintiles of its Expense Universe. In these rankings, the first quintile represents the funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the Expense
Universe funds.

On the basis of the Post-Transaction RIF Agreement Information and other information previously received by the Board from RIMCo during the course of the current year or in prior years, or presented at or in connection with the Agreement Information Meetings by
RIMCo, the Board, in respect of each Fund, found after giving effect to any applicable waivers and/or reimbursements and considering any differences in the composition and investment strategies of its respective Comparable Funds that (1) the Advisory Fee charged by
RIMCo was reasonable in light of the nature, scope, and overall quality of the investment management and other services provided, and expected to be provided, to the Fund; (2) the relative expense ratio of the Fund either was comparable to those of its Comparable Funds or RIMCo had provided an explanation satisfactory to the Board as to why the relative expense ratio was not comparable to those of its
Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Fund were not excessive; (5) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope, and overall quality of the investment management and other services provided by RIMCo;
and (6) the Advisory Fee charged by RIMCo, with implementation of the new breakpoints in the case of certain Underlying Funds, appropriately reflects any economies of scale realized by such Fund in light of various factors, including the negative implications for

Basis for Approval of Investment Advisory Contracts 107

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

significant future Fund asset growth of RIMCo’s expectation that no additional insurance companies will make the Funds available to their variable annuity and variable life insurance policyholders and other factors associated with the manager-of-managers structure employed by the Manager-of-Managers Funds and Underlying Funds, including the variability of Money Manager investment advisory fees as well as the possible discontinuation of Northwestern Mutual’s participation in the Funds.

The Board, in assessing the Funds’ performance, focused upon each Fund’s performance for the 3-year period ended December 31,
2014 as most relevant but also considered Fund performance for the 1- and 5-year periods ended such date. In reviewing the Funds’
performance generally, the Board took into consideration various steps taken by RIMCo beginning in 2012 to enhance the performance of certain Manager-of-Managers Funds and Underlying Funds, including changes in Money Managers, and, in the case of Participating
Funds, RIMCo’s implementation of its Direct Management Services.

With respect to the RIF Aggressive Equity Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 3- and 5-year periods ended December 31, 2014 and was ranked in the fifth quintile for the 1-year period ended such date. RIMCo noted that in 2012 it had changed the Fund’s investment strategy from investing principally in small and medium capitalization securities to investing principally in small capitalization securities, which resulted in a change to the Fund’s primary benchmark. RIMCo attributed the Fund’s three-year underperformance relative to its Performance
Universe to the market cap mismatch relative to the Performance Universe prior to the Fund’s investment strategy change.

With respect to the Moderate Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile of its Performance Universe for the 3- and 5-year periods ended December 31, 2014, and ranked in the fourth quintile of its Performance Universe for the 1-year period ended such date. The Board considered that the Balanced Strategy Fund and
Moderate Strategy Fund outperformed their respective benchmarks for the 3-year period ended December 31, 2014. With respect to the Balanced Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for each of the 1- , 3- and 5-year periods ended December 31, 2014. With respect to the Growth Strategy
Fund and Equity Growth Strategy Fund, the Third-Party Information showed that each Fund’s performance was ranked in the fifth quintile of its Performance Universe for each of the 1-, 3- and 5-year periods ended December 31, 2014. The Board considered
RIMCo’s explanation that the underperformance of the Funds relative to their respective peer groups was mainly due to asset allocation differences. RIMCo noted, among other things, that the RIF Balanced Strategy Fund and RIF Moderate Strategy Fund tend to have a higher allocation to fixed income and a lower allocation to equities than their Comparable Funds, and that equities have largely outperformed fixed income on an annualized basis over the 3-year period. RIMCo also explained that each of the Funds tends to hold more diversified growth-oriented assets beyond traditional equities (such as global real estate, infrastructure, commodities, global high yield debt, emerging market debt, and liquid alternatives strategies), which have lagged in the strong equity markets.
This exposure, according to RIMCo, is intended to provide diversification benefits and dampen volatility. RIMCo further noted that, within the equity positions held by the Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund and Equity Growth
Strategy Fund, the Funds have more of a global equity allocation and less U.S. bias relative to their respective Comparable Funds, and the U.S. markets outperformed international developed markets over the 3-year period ended December 31, 2014. The Board also considered that in January 2014, the Funds implemented a change in strategic asset allocations, which decreased positions in core fixed income, international developed equity, and commodities, and increased positions in small cap, emerging markets, and infrastructure. According to RIMCo, these changes brought the Funds’ allocations directionally closer towards the average equity and fixed income allocations of the Comparable Funds, although the Funds continue to maintain more diversified growth asset exposure and a larger globally diversified equity allocation than their Comparable Funds.

In assessing performance, the Board reviewed each Fund’s absolute performance and performance relative to appropriate benchmarks and indices, in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board considered RIMCo’s stated investment strategy of managing the
Funds in a risk-aware manner. The Board also considered the Money Manager changes that have been made in recent periods and that the performance of Money Managers continues to impact Fund performance for periods prior and subsequent to their termination, and that any incremental positive or negative impact of the Direct Management Services, which continue to evolve in nature and scope, was not yet fully reflected in the Fund’s investment results. Lastly, the Board considered potential new strategies discussed at prior Board meetings that may be employed by RIMCo in respect of certain Funds.

At the Post-Transaction RIF Agreement Evaluation Meeting, the Board concluded that, under the circumstances, including those described below, and based on RIMCo’s performance information and reviews for each Fund and the other Post-Transaction RIF

108 Basis for Approval of Investment Advisory Contracts

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LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

Agreement Information, the performance of each of the Funds would be consistent with the approval of the Post-Transaction RIMCo
Agreement.

At the Agreement Information Meetings, with respect to the review of the terms of the Post-Transaction Money Manager Agreements, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money
Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ underwriter; and
RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate, or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ Chief Compliance Officer regarding her assessments of Money Manager compliance programs and any compliance issues. RIMCo did not identify any benefits received by Money Managers or their affiliates as a result of their relationships with the Funds other than benefits from their soft dollar arrangements and commissions paid to any affiliated broker/dealer through which they execute trades. The Post-Transaction
RIF Agreement Information described oversight of Money Manager soft dollar arrangements. The Post-Transaction RIF Agreement
Information expressed RIMCo’s belief that, based upon certifications from Money Managers and pre-hire and ongoing reviews of Money
Manager soft dollar arrangements, policies, and procedures, the Money Managers’ soft dollar arrangements, policies, and procedures are consistent with applicable legal standards and with disclosures made by Money Managers in their investment adviser registration statements filed with the Securities and Exchange Commission and by the Funds in their registration statements. RIMCo, as it has in the past, advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management and non-discretionary investment advisory contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the standard fee rates charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation of the relevance of Money Manager profitability in light of RIMCo’s belief that such fees are reasonable; the Board’s findings as to the reasonableness of the Advisory Fee paid by each
Fund; and the fact that each Money Manager’s fee is paid by RIMCo. Based substantially upon RIMCo’s recommendations, together with the Post-Transaction RIF Agreement Information, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided.

In approving the Post-Transaction RIMCo Agreement and determining to submit it to shareholders for their approval, the Trustees, in addition to the reviews described above, conducted a review that was specifically focused on the Transaction and its impact on the interests of the Funds and their shareholders, and, in doing so, considered a variety of factors, positive and negative, deemed relevant in their business judgment, certain of which are discussed below. The discussion below is not intended to be all-inclusive.

1. Their belief that the Post-Transaction RIMCo Agreement addresses the immediate need to provide for continuation without interruption of the investment advisory and other services provided to the Funds by RIMCo and its affiliates following the completion of the Transaction.

2. RIMCo’s belief that the Transaction will address the uncertainty of its employees and Fund shareholders and potential shareholders regarding ownership of RIMCo and the continuity of services to the Funds, facilitating efforts to attract and retain qualified investment and other professionals, to retain current Fund assets, and to attract new Fund assets. The Board noted, however, that the involvement of TA Associates and Reverence Capital and the investments made indirectly by the limited partners of the certain private equity funds affiliated with TA Associates (“TA Funds”) and certain private equity funds affiliated with Reverence Capital (the “Reverence Capital
Funds”) will not be viewed as permanent by employees, Fund shareholders, and potential Fund shareholders; therefore the Transaction might not resolve these uncertainties. When TA Associates and Reverence Capital determine to end their involvement in RIMCo and to exit the investments made by alternative investment vehicles created by or from the TA Funds, (the “TA Alternative Investment
Vehicles”) and by alternative investment vehicles (the “Reverence Capital Entities”), respectively, subsequent to the Transaction, the manner in which such an exit would be accomplished and the consequences to RIMCo and the Funds are not determinable at this time.
In the event of such a determination and exit, the Board will consider what actions, if any, are available, necessary, appropriate, and in the best interests of the Funds and their shareholders under the circumstances.

3. The reputations of TA Associates and Reverence Capital and their records of acquiring investments in investment management companies, as well as their having advised the Board that there is no established timetable for their exits from the RIMCo investments made by the TA Alternative Investment Vehicles or Reverence Capital Entities at this time. Information presented to the Board by TA
Associates and Reverence Capital at the Post-Transaction RIF Agreement Evaluation Meeting showed that past investments by TA
Associates in investment management companies historically have extended for three to ten years. In the case of RIMCo, it was noted

Basis for Approval of Investment Advisory Contracts 109

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

by TA Associates and Reverence Capital that the duration of the investments made by the TA Alternative Investment Vehicles and the Reverence Capital Entities, respectively, could be shorter or longer than the historical duration of its investments in investment management companies. The impact of such exit on RIMCo’s operations and financial condition is not determinable at this time, although an exit likely would result in a change of control of RIMCo.

4. Assurances from TA Associates and Reverence Capital that RIMCo will continue to be part of Russell Investments and that Russell
Investments will continue to operate as a separate organization under its own governance structure. TA Associates and Reverence
Capital advised the Board that they did not envision involvement in RIMCo’s day-to-day operations, but that each organization will have representation on the board of directors of a direct or indirect corporate parent company of RIMCo (the “Russell Investments Board”).
Through their representatives, TA Associates and Reverence Capital will be actively involved in the governance and growth strategy of RIMCo, will recruit additional members for the Russell Investments Board with meaningful leadership and managerial experience in investment management, and intend to bring strategic relationships to bear in support of driving the growth of RIMCo’s business.

5. The current intention of TA Associates and Reverence Capital to retain RIMCo’s existing management team and other key professionals.

6. The intention of TA Associates and Reverence Capital to finance a substantial portion of the Transaction purchase price by debt guaranteed by Emerald Acquisition and certain subsidiaries (including RIMCo) of FRC (“Transferred Subsidiaries”), (Emerald
Acquisition and certain Transferred Subsidiaries, including RIMCo, collectively, the “Guarantors”), with the possibility of a future change of control of RIMCo upon the occurrence of certain conditions or events of default under the final terms and conditions of the
Term Loan Facility and the Revolving Credit Facility (which had not been negotiated or finalized). The Board noted that RIMCo,
TA Associates, and Reverence Capital each anticipates, based on historical operating profits of the Transferred Subsidiaries, that cash flows from the Transferred Subsidiaries will be adequate to service all debt with appropriate cushions with no diminution in the nature, scope, or quality of services provided to the Funds by RIMCo and its affiliates, as supported by analyses and five-year projections prepared by and provided to the Board by TA Associates and Reverence Capital. The Board noted that TA Associates and Reverence Capital advised the Board that the capital structure of RIMCo, giving effect to its debt service obligations, would be appropriately balanced and that the most recent balance sheet and statement of income of RIMCo would not be changed significantly by the Transaction. The Board particularly noted that TA Associates and Reverence Capital advised the Board that each has used leverage effectively in prior transactions with asset managers with mutual fund complexes as part of a balanced structure and that a
TA Fund and a Reverence Capital Fund (and, indirectly, their limited partners) have guaranteed Emerald Acquisition’s obligation to pay U.S. $150 million of the purchase price to FRC in four annual installments commencing on December 31, 2017 (the “Holdback”)
and, therefore, have an additional financial interest in the success of the Transaction until the Holdback is paid to FRC. TA Associates and Reverence Capital informed the Board that Emerald Acquisition (which is, and it is expected that the terms of the Facilities will require it to remain, a passive holding company with no operations) is prepared to support the business of RIMCo through reinvestment of cash flow and additional capital investments, if and as appropriate, but made no commitments and may be financially constrained in its ability to do so.

7. Statements from TA Associates and Reverence Capital that there should be no pressure to and there are no current plans to make changes with respect to current Advisory Fees, expense limitations, and distribution arrangements or in the nature, scope, or quality of services provided to the Funds by RIMCo and its affiliates.

8. The strong support expressed by the current senior management team at RIMCo for the Transaction.

9. The commitment of FRC to bear all expenses incurred by the Funds in connection with the Transaction, including all costs associated with the proxy solicitation.

10. Statements from TA Associates and Reverence Capital that there is no intention to change any of the Funds’ affiliated or third-
party service providers in connection with the Transaction, thereby assuring continuation of services needed for the Funds’ operations and minimizing complications in connection with the transfer of ownership of FRC’s investment management business from LSEG to
Emerald Acquisition through one or more direct or indirect wholly-owned subsidiaries (the “Owners”).

11. The Board was informed that the Transaction will result in employees of Russell Investments owning a larger financial interest, indirectly, in RIMCo than they currently own, which may align their long-term interests with the interests of RIMCo and should help
RIMCo retain key management and investment personnel, an important factor in assessing the stability of RIMCo following completion of the Transaction.

110 Basis for Approval of Investment Advisory Contracts

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

12. Information concerning the impact of the separation of FRC’s index business from FRC’s investment management business and assurances from RIMCo that following the Transaction it will continue to have access to the intellectual property and index data and related services that have been provided by FRC’s index business through license agreements that are satisfactory to RIMCo and will not involve any cost or expense to the Funds.

13. The Existing RIMCo Agreement was approved by each Fund’s shareholders in November 2014. The terms and conditions of the
Post-Transaction RIF Agreements are substantially the same as those of the recently approved Existing RIF Agreements, which will terminate automatically upon completion of the Transaction, and the Post-Transaction RIF Agreements will not increase any Fund’s
Advisory Fee (on a contractual or actual basis), expense ratio, economies of scale, or other fees or benefits received by RIMCo and its affiliates as a result of their relationships with the Fund.

14. There will be no changes to the Independent Trustees of the Board in connection with the Transaction, assuring continuity of the
Funds’ supervision and oversight.

15. Assurances from RIMCo and Emerald Acquisition that no “unfair burden” has been imposed on the Funds within the meaning of
Section 15(f) of the Investment Company Act by the LSEG Transaction or the Transaction, taken singly or together, and that for a period of two years following the effective date of the Transaction, they will use reasonable best efforts not to engage in activities that would impose an unfair burden on the Funds.

16. The Trustees’ belief that shareholders have purchased and retained their Fund shares based upon the reputation, investment record, and investment philosophies and strategies employed by RIMCo in managing the Funds (including the manager-of-managers structure employed by the Manager-of-Managers Funds and employed indirectly by the Funds of Funds through their investments in underlying Manager-of-Managers Funds).

17. Statements from TA Associates and Reverence Capital that they will not require or seek any changes to the manager-of-managers structure employed by RIMCo in the case of the Manager-of-Managers Funds and employed by the Funds of Funds through their investments in the Manager-of-Managers Funds or Underlying Funds or changes to the current Money Managers to the Manager-of-
Managers Funds or Underlying Funds other than in the ordinary course of business.

18. The demands and complexity of managing the Manager-of-Managers Funds and Underlying Funds pursuant to the manager-of-
managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of those Funds, and the Board’s belief that at the current expense ratio of each Manager-of-Managers Fund and Underlying Fund, there likely would be no acceptable alternative investment managers to replace RIMCo following termination of the Existing RIMCo Agreement on comparable terms given the need to continue the manager-of-managers strategy selected by Fund shareholders in purchasing their shares of Manager-of-
Managers Funds or Funds of Funds that indirectly employ a manager-of-managers structure through their investments in underlying
Manager-of-Managers Funds.

19. RIMCo is a joint and several Guarantor of the Facilities and certain of the Equity Interests, including the RIMCo Equity Interest, will be pledged as loan collateral (the “Loan Collateral”). If ownership of the Loan Collateral changes as a result of certain third-
party financial institutions’ (the “Lenders”) exercise of their rights in connection with the Facilities and the Post-Transaction RIF
Agreements automatically terminate upon the change of control of RIMCo, there may be no acceptable alternative investment managers with special expertise to continue the manager-of-managers structure selected by shareholders of the Manager-of-Managers Funds and Underlying Funds on comparable terms and conditions. In such event, the Board will consider what actions, if any, are available, necessary, appropriate, and in the best interests of the Funds and their shareholders under the circumstances, which may include approving a temporary interim advisory agreement with RIMCo in accordance with Rule 15a-4 under the Investment Company Act that would allow RIMCo to continue to serve as investment manager for a maximum period of 150 days.

20. The belief that in the event that the Post-Transaction RIF Agreements were not approved by the Board or the Transaction is not completed, LSEG would explore alternative options to sell or dispose of FRC’s investment management business based on the conclusion of the Review and the Board’s concern that a transaction other than the Transaction might not be available, or if available, could entail terms, conditions, and consequences more unfavorable to the Funds than the Transaction. The Board also considered RIMCo’s belief that in the event of a determination by the Board not to approve the Post-Transaction RIF Agreements continued uncertainty regarding
RIMCo’s ownership could adversely affect the ability of RIMCo to attract and retain key personnel and the abilities of the Funds to retain their current assets and to attract additional assets during the period in which LSEG pursued an alternative transaction.

Basis for Approval of Investment Advisory Contracts 111

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

In evaluating the Post-Transaction RIF Agreements, the Board considered various risks associated with the Transaction or if the
Transaction is not completed, including the possibility that a change of control terminating the Post-Transaction RIF Agreements may occur at any time after the Transaction in the event of, among others things, (1) a default under the Facilities by the certain direct or indirect subsidiaries of Emerald Acquisition (the “Borrowers”) and the Guarantors, including RIMCo, or (2) exits from the investments made by the TA Alternative Investment Vehicles and/or the Reverence Capital Entities. Moreover, the Board considered that, although
TA Associates and Reverence Capital believe, based on the historical operating profits of RIMCo and the other Transferred Subsidiaries, that the “free” cash flows of RIMCo and the other Transferred Subsidiaries will be sufficient for the Borrowers and the Guarantors to meet their debt service obligations under the Facilities with no diminution in the nature, scope, or quality of services provided to the
Funds, the operating profits of RIMCo and the other Transferred Subsidiaries may be adversely affected by various factors, including general economic, market and business conditions and developments specific to the business activities and operations of RIMCo and the other Transferred Subsidiaries. Therefore, there is no assurance that the historical operating profits of RIMCo and the other Transferred
Subsidiaries will be sustained following completion of the Transaction at levels sufficient for the Borrowers and the Guarantors to meet their obligations in respect of the Facilities and to do so without diminution in the nature, scope and quality of services provided by
RIMCo and its affiliates to the Funds. Consequently, the Board identified as the principal factor in determining whether to approve the
Post-Transaction RIF Agreements the immediate need to provide for uninterrupted investment advisory and other services required for the operations of the Funds following the automatic termination of the Existing RIF Agreements upon completion of the Transaction.
The Board also noted LSEG’s stated intention to dispose of its interests in FRC’s investment management business and the uncertainty that if the Board did not approve the Post-Transaction RIF Agreements, or the Transaction is not completed, another transaction could be arranged by LSEG, or if arranged, could entail terms and conditions more unfavorable than the Transaction. No other factors or single factor reviewed by the Board was identified as a principal factor in determining whether or not to approve the Post-Transaction
RIF Agreements and each Board member may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made separately in respect of each Fund.

Following the Post-Transaction RIF Agreement Evaluation Meeting, the Independent Trustees were advised of two changes in RIMCo’s management, including a change in the Funds’ leadership. On January 13, 2016, RIMCo publicly announced that Vernon Barback had been appointed President of Russell Investments. With respect to the management change affecting the Funds’ leadership, RIMCo publicly announced on February 9, 2016 that Sandra Cavanaugh, Chief Executive Officer of the Funds and a member of the Funds’
Board, would retire at the end of June 2016. The Independent Trustees were not aware of, and therefore did not consider, these changes in their evaluation of the Post-Transaction RIMCo Agreement. On January 14, 2016, the Independent Trustees of the Funds met by
conference call with members of RIMCo’s executive management and received information regarding these changes. On January 18,
2016, the Independent Trustees met privately by conference call with Independent Counsel to discuss the management changes, and following that meeting, the Independent Trustees submitted a list of questions regarding the management changes and their impact on the Funds. The Board again met with representatives of RIMCo’s executive management by conference call on January 28, 2016 to review responses to its questions. Following this review, the Independent Trustees continued the conference call meeting, after excusing RIMCo’s representatives, to discuss in executive session with their Independent Counsel the foregoing changes in RIMCo management. Following discussion, the Independent Trustees determined that, while the changes, particularly with respect to Ms.
Cavanaugh, would have been relevant to its evaluation of the Post-Transaction RIMCo Agreement, they would not have affected the decision to approve the Post-Transaction RIMCo Agreement.

112 Basis for Approval of Investment Advisory Contracts

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Shareholder Requests for Additional Information — December 31, 2015 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii)
on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds and Underlying Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the
P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’
Statement of Additional Information (“SAI”). The SAI and information regarding how the Funds and Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2015 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please contact your insurance company.

Some insurance companies may offer electronic delivery of the Funds’ prospectuses and annual and semi-annual reports. Please contact your insurance company for further details.

Financial statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800)787-7354.

Shareholder Requests for Additional Information 113

Russell Investment Funds
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Disclosure of Information about Fund Trustees and Officers — December 31, 2015
(Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 41 funds, Russell Investment Funds (“RIF”), which has 9 funds. Each of the trustees is a trustee of RIC and RIF. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers.
Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies, and has been determined by the Board to be an audit committee financial expert; Ms.
Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office*	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INTERESTED TRUSTEE
# Sandra Cavanaugh,	President and Chief	Until successor	• President and CEO RIC and RIF	50	• Trustee,
Born May 10, 1954	Executive Officer	is chosen and	• Chairman of the Board, Co-President		Russell
1301 Second Avenue,	since 2010	qualified by	and CEO, Russell Financial Services,		Exchange
18th Floor, Seattle, WA	Trustee since 2010	Trustees	Inc. (“RFS”)		Traded Funds
98101		Appointed until	• Chairman of the Board, President		Trust
		successor is	and CEO, Russell Fund Services
		duly elected and	Company (“RFSC”)
		qualified	• Director, RIMCo
• Chairman of the Board, President and
CEO Russell Insurance Agency, Inc.
(“RIA”) (insurance agency)

*	Each Trustee is subject to mandatory retirement at age 72 through December 31, 2015 and effective January 1, 2016 the mandatory retirement age is 75.
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore classified as an Interested Trustee. Russell Investments announced on February 9, 2016 that Ms. Cavanaugh has decided to retire at the end of June 2016. She will continue to lead the U.S. retail business and help with a smooth transition as
Russell Investments selects and names a successor. In addition, Ms. Cavanaugh will be available as necessary in a consulting capacity for as long as the rest of 2016 to assist with the leadership transition. Once Ms. Cavanaugh retires or her successor has been appointed and assumed his or her responsibilities, Ms. Cavanaugh may resign as a trustee of the Trust. This leadership change is not expected to have an adverse impact on any of the Funds.

114 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES
Thaddas L. Alston,	Trustee since 2006	Appointed until	Senior Vice President, Larco	50	• Until October
Born April 7, 1945		successor is	Investments, Ltd. (real estate firm)		2015, Trustee,
1301 Second Avenue,		duly elected and			Russell
18th Floor, Seattle, WA		qualified			Exchange
98101					Traded Funds
Trust

Disclosure of Information about Fund Trustees and Officers 115

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee
Kristianne Blake,	Trustee since 2000	Appointed until	• Director and Chairman of the Audit	50	• Director,
Born January 22, 1954	Chairman since 2005	successor is	Committee, Avista Corp (electric		Avista Corp
1301 Second Avenue,		duly elected and	utilities)		(electric
18th Floor, Seattle, WA		qualified	• Regent, University of Washington		utilities)
98101		Approved	• President, Kristianne Gates Blake,		• Until June
		annually	P.S. (accounting services)		30, 2014,
			• Until June 30, 2014, Director, Ecova		Director,
			(total energy and sustainability		Ecova (total
			management)		energy and
			• Until December 31, 2013, Trustee		sustainability
			and Chairman of the Operations		management)
			Committee, Principal Investors Funds		• Until
			and Principal Variable Contracts		December 31,
			Funds (investment company)		2013, Trustee,
			• From April 2004 through December		Principal
			2012, Director, Laird Norton Wealth		Investors
			Management and Laird Norton Tyee		Funds
			Trust (investment company)		(investment
company)
• Until
December 31,
2013, Trustee
Principal
Variable
Contracts
Funds
(investment
company)
• From April
2004 through
December
2012,
Director, Laird
Norton Wealth
Management
and Laird
Norton
Tyee Trust
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

* Each Trustee is subject to mandatory retirement at age 72 through December 31, 2015 and effective January 1, 2016 the mandatory retirement age is 75.

116 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister,	Trustee since 2012	Appointed until	• Retired	50	• Trustee and
Born June 26, 1951		successor is	• Trustee and Chairperson of Select		Chairperson of
1301 Second Avenue,		duly elected and	Sector SPDR Funds (investment		Select Sector
18th Floor, Seattle, WA		qualified	company)		SPDR Funds
98101			• Until December 31, 2014,		(investment
			Chairperson of Audit Committee,		company)
			Select Sector SPDR Funds		• Trustee, ALPS
			(investment company)		Series Trust
(investment
company)
• Until
December
31, 2014,
Chairperson
of Audit
Committee,
Select Sector
SPDR Funds
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

Daniel P. Connealy,	Trustee since 2003	Appointed until	• Retired	50	• Until October
Born June 6, 1946	Chairman of the	successor is	• June 2004 to June 2014, Senior Vice		2015, Trustee,
1301 Second Avenue,	Audit Committee	duly elected and	President and Chief Financial Officer,		Russell
18th Floor, Seattle, WA	since 2015	qualified	Waddell & Reed Financial, Inc.		Exchange
98101		Appointed until	(investment company)		Traded Funds
		successor is			Trust
duly elected and
qualified

Katherine W. Krysty,	Trustee since 2014	Appointed until	• Retired	50	• Until October
Born December 3, 1951		successor is	• January 2011 through March 2013,		2015, Trustee,
1301 Second Avenue		duly elected and	President Emerita, Laird Norton		Russell
18th Floor, Seattle, WA		qualified	Wealth Management (investment		Exchange
98101			company)		Traded Funds
Trust

* Each Trustee is subject to mandatory retirement at age 72 through December 31, 2015 and effective January 1, 2016 the mandatory retirement age is 75.

Disclosure of Information about Fund Trustees and Officers 117

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Raymond P. Tennison, Jr.,	Trustee since 2000	Appointed until	• Retired	50	• Until October
Born December 21, 1955	Chairman of	successor is	• From January 2008 to December		2015, Trustee,
1301 Second Avenue	the Nominating	duly elected and	2011, Vice Chairman of the Board,		Russell
18th Floor, Seattle, WA	and Governance	qualified	Simpson Investment Company (paper		Exchange
98101	Committee since	Appointed until	and forest products)		Traded Funds
	2007	successor is			Trust
duly elected and
qualified
Jack R. Thompson,	Trustee since 2005	Appointed until	• Retired	50	• Until October
Born March 21, 1949	Chairman of	successor is			2015, Trustee,
1301 Second Avenue,	the Investment	duly elected and			Russell
18th Floor, Seattle, WA	Committee since	qualified			Exchange
98101	2015	Appointed until			Traded Funds
		successor is			Trust
duly elected and
qualified

* Each Trustee is subject to mandatory retirement at age 72 through December 31, 2015 and effective January 1, 2016 the mandatory retirement age is 75.

118 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

TRUSTEE EMERITUS
George F. Russell, Jr.,	Trustee Emeritus and	Until resignation	• Director Emeritus, Frank Russell	50	None
Born July 3, 1932	Chairman Emeritus	or removal	Company (investment consultant to
1301 Second Avenue,	since 1999		institutional investors (“FRC”)) and
18th Floor, Seattle, WA			RIMCo
98101			• Chairman Emeritus, RIC and RIF;
Russell Implementation Services Inc.
(broker-dealer and investment adviser
(“RIS”)); Russell 20-20 Association
(non-profit corporation); and Russell
Trust Company (non-depository trust
company (“RTC”))
• Chairman, Sunshine Management
Services, LLC (investment adviser)

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served

OFFICERS
Cheryl Wichers,	Chief Compliance	Until removed	• Chief Compliance Officer, RIC and RIF
Born December 16, 1966	Officer since 2005	by Independent	• Chief Compliance Officer, RFSC and U.S. One Inc.
1301 Second Avenue		Trustees	• 2005 to 2011 Chief Compliance Officer, RIMCo
18th Floor, Seattle, WA
98101

*Sandra Cavanaugh,	President and Chief	Until successor	• CEO, U.S. Private Client Services, Russell Investments
Born May 10, 1954	Executive Officer	is chosen and	• President and CEO, RIC and RIF
1301 Second Avenue,	since 2010	qualified by	• Chairman of the Board, Co-President and CEO, RFS
18th Floor, Seattle, WA		Trustees	• Chairman of the Board, President and CEO, RFSC
98101			• Director, RIMCo
• Chairman of the Board, President and CEO, RIA

Mark E. Swanson,	Treasurer and Chief	Until successor	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF
Born November 26, 1963	Accounting Officer	is chosen and	• Director, RIMCo, RFSC, Russell Trust Company (“RTC”) and RFS
1301 Second Avenue	since 1998	qualified by	• Global Head of Fund Services, Russell Investments
18th Floor, Seattle, WA		Trustees	• October 2011 to December 2013, Head of North America Operations
98101			Russell Investments
• May 2009 to October 2011, Global Head of Fund Operations, Russell
Investments

Disclosure of Information about Fund Trustees and Officers 119

Russell Investment Funds
LifePoints ® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2015 (Unaudited)

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served

OFFICERS (continued)
Jeffrey T. Hussey,	Chief Investment	Until removed by	• Global Chief Investment Officer, Russell Investments
Born May 2, 1969	Officer since 2013	Trustees	• Chief Investment Officer, RIC and RIF
1301 Second Avenue,			• Chairman of the Board, President and CEO, RIMCo
18th Floor, Seattle WA			• Director, RTC, RIS and Russell Investments Delaware, Inc.
98101			• Board of Managers, Russell Institutional Funds Management, Inc.
• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell
Investments

Mary Beth R. Albaneze,	Secretary since 2010	Until successor	• Associate General Counsel, Russell Investments
Born April 25, 1969		is chosen and	• Secretary, RIMCo, RFSC and RFS
1301 Second Avenue,		qualified by	• Secretary and Chief Legal Officer, RIC and RIF
18th Floor, Seattle, WA		Trustees	• Assistant Secretary, RFS, RIA and U.S. One Inc.
98101

*	Russell Investments announced on February 9, 2016 that Ms. Cavanaugh has decided to retire at the end of June 2016. She will continue to lead the U.S. retail business and help with a smooth transition as Russell Investments selects and names a successor. In addition, Ms. Cavanaugh will be available as necessary in a consulting capacity for as long as the rest of 2016 to assist with the leadership transition. Once Ms. Cavanaugh retires or her successor has been appointed and assumed his or her responsibilities, Ms.
Cavanaugh may resign as a trustee of the Trust, This leadership change is not expected to have an adverse impact on any of the Funds.

120 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Adviser and Service Providers — December 31, 2015

Interested Trustee	Administrator, Transfer and Dividend Disbursing
Sandra Cavanaugh	Agent
Independent Trustees	Russell Fund Services Company
Thaddas L. Alston	1301 Second Avenue
Kristianne Blake	Seattle, WA 98101
Cheryl Burgermeister	Custodian
Daniel P. Connealy	State Street Bank and Trust Company
Katherine W. Krysty	1 Heritage Drive
Raymond P. Tennison, Jr.	North Quincy, MA 021171
Jack R. Thompson	Office of Shareholder Inquiries
Trustee Emeritus	1301 Second Avenue
George F. Russell, Jr.	Seattle, WA 98101
Officers	(800) 787-7354
Sandra Cavanaugh, President and Chief Executive Officer	Legal Counsel
Cheryl Wichers, Chief Compliance Officer	Dechert LLP
Jeffrey T. Hussey, Chief Investment Officer	One International Place, 40th Floor
Mark E. Swanson, Treasurer and Chief Accounting Officer	100 Oliver Street
Mary Beth R. Albaneze, Secretary	Boston, MA 02110
Adviser	Distributor
Russell Investment Management Company	Russell Financial Services, Inc.
1301 Second Avenue	1301 Second Avenue
Seattle, WA 98101	Seattle, WA 98101
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1420 5th Avenue, Suite 2800
Seattle, WA 98101

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by
Prospectus, which includes details as to offering price and other material information.

Adviser and Service Providers 121

Item 2. Code of Ethics. [Annual Report Only]

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer
(“Code”).

(b) That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2) full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission
(“SEC”) and in other public communications made by each Mutual Fund;

3) compliance with applicable governmental laws, rules and regulations;

4) the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

5) accountability for adherence to the Code.

(c) The Code was restated as of August 2015; the restatement did not involve any material change.

(d) As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e) Not applicable.

(f) The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy has been determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR

Item 4. Principal Accountant Fees and Services. [Annual Report Only]
Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2014	$226,456
2015	$251,533

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2014	$80,000	Tax auditing services
2015	$89,567	Tax auditing services

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services

2014	$67,400	Tax filing services
2015	$75,488	Tax filing services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2014	$0
2015	$0

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company

Russell Investment Funds
Audit and Non-Audit Services Pre-Approval Policy
Effective Date: August 25, 2015

I. Statement of Purpose.

This Policy has been adopted by the joint Audit Committee (the “Audit Committee”) of Russell
Investment Company (“RIC”) and Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. The term “Fund” shall collectively refer to each series of RIC and RIF. The term “Investment Adviser” shall refer to the Funds’ advisor, Russell Investment Management
Company (“RIMCo”). This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II. Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Funds’ Board of
Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Funds. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services such as audit-related, tax and other services (“non-audit services”)
performed by the independent auditor for the Funds to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent in light of the services it provides to a Fund, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Funds would be deemed impaired if the auditor provides a service whereby it:

· Functions in the role of management of the Funds, the adviser of the Funds or any other affiliate* of the Funds;
· Is in the position of auditing its own work; or
· Serves in an advocacy role for the Funds, the adviser of the Funds or any other affiliate of the Funds.

Accordingly, it is the Funds’ policy that the independent auditor for the Funds must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for

* For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-
adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

the Funds. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Funds of their independent auditor, whether for audit, audit-
related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the fund on a case-by-case basis (“specific pre-approval”).

The Funds’ Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Funds’ independent auditor. The Funds’ Audit and Non-Audit Pre-
Approved Services Schedule lists the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Funds that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit
Committee will take into account the ratio between the total amounts paid for audit, audit-
related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III. Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.

IV. Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Funds require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds’ systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-
approval to other audit services, which are those services that only the independent auditor reasonably can provide. These services are generally related to the issuance of an audit opinion, and may include statutory audits and services associated with the Funds’ SEC registration statement on Form N-1A, periodic reports and documents filed with or information requested by the SEC or other regulatory or self-regulatory organizations, or other documents issued in connection with the Funds’ securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit services not listed in Schedule
A of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-
approved by the Audit Committee or its delegate.

V. Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for a series of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services.
“Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements, including those under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the
Audit and Non-Audit Pre-Approved Services Schedule. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

VI. Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the
Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services.
Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal
Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds’ investments outside the United States. The Audit Committee will consult with the
Treasurer of the Funds or outside counsel to determine that the Funds’ tax planning and reporting positions are consistent with this policy.

The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and
Non-Audit Pre-Approved Services Schedule. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

VII. All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted.
Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule
D of the Audit and Non-Audit Pre-Approved Services Schedule. Permissible “all other services”
not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

A list of the SEC’s prohibited non-audit services are as follows:

· Bookkeeping or other services relating to the accounting records or financial statements of the Funds

· Financial information system design and implementation

· Appraisal or valuation services, fairness opinions or contribution-in-kind reports

· Actuarial services

· Internal audit outsourcing services

· Management functions

· Human resources services

· Broker-dealer, investment adviser or investment banking services

· Legal services unrelated to the audit

· Expert services unrelated to the audit

The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the
Funds, or the Investment Adviser, authorize the independent auditor for the Funds to provide prohibited non-audit services.

VIII. De Minimis Waiver.

In accordance with the Act and SEC regulations, notwithstanding anything in this Policy to the contrary, the pre-approval requirements of this Policy are waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided:

(a) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by RIC or RIF, as applicable, to the independent auditor during the fiscal year in which the services were provided;

(b) Such services were not recognized by the Funds at the time of the engagement to be non-audit services requiring pre-approval by the Audit Committee or its delegate; and

(c) Such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its delegate prior to the completion of the audit, pursuant to the pre-approval provisions of this Policy.

In connection with the approval of any non-audit service pursuant to this de minimis exception, a record shall be made indicating that each of the conditions for this exception has been satisfied.

IX. Pre-Approval Fee Levels or Budgeted Amounts.

Pre-approved fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee (separate amounts may be specified for the Funds and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-
approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for audit, audit-related, and tax services for the Funds (including any audit-related or tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as
“all other services” for the Funds (including any such services for affiliates subject to pre-
approval by the Audit Committee or its delegate).

X. Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF
Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Funds who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit
Committee will be informed not less frequently than quarterly by the Chairperson of the
Clearance Committee of any such services rendered by the independent auditor for the Funds and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit
Committee will be submitted to the Audit Committee by both the independent auditor and the
Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application does not involve a prohibited non-audit service and is consistent with the
SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RIMCo, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell
Company or an officer of RIC or RIF.

XI. Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the independent auditor’s continuing independence from the Funds and their affiliates, including
Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF and Frank Russell Company and their subsidiaries and affiliates, consistent with the Public Company Accounting Oversight Board’s Independence
Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
Regulation S-X is as follows:

Audit Fees	0%
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2014	$0
2015	$0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant's principal executive officer and principal financial officer have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant's internal control over financial reporting.

Item 12. Exhibit List

(a) Registrant’s code of ethics described in Item 2.

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a)
under the Act and certification for principal financial officer of Registrant as required by
Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Funds

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh

President and Chief Executive Officer, Russell Investment Funds

Date: February 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh

President and Chief Executive Officer, Russell Investment Funds

Date: February 25, 2016

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer and Chief Accounting Officer and Chief Financial Officer, Russell Investment
Funds

Date: February 25, 2016